    As filed with the Securities and Exchange Commission on November 29, 2007

                          File No. 333-02381/811-07589

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [X]

                           Pre-Effective Amendment No.                       [ ]
                         Post-Effective Amendment No. 63                     [X]

                                     and/or

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                      [X]

                                Amendment No. 65                             [X]

                         THE HARTFORD MUTUAL FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

                P. O. Box 2999, Hartford, Connecticut 06104-2999
                    (Address of Principal Executive Offices)

        Registrant's Telephone Number including Area Code: (860) 843-9934

                          Edward P. Macdonald, Esquire
                   The Hartford Financial Services Group, Inc.
                          Life Law - Mutual Funds Unit
                              200 Hopmeadow Street
                           Simsbury, Connecticut 06089
                     (Name and Address of Agent for Service)

                                    Copy to:
                            John V. O'Hanlon, Esquire
                                   Dechert LLP
                        200 Clarendon Street, 27th Floor
                        Boston, Massachusetts 02116-5021

It is proposed that this filing will become effective (check appropriate box):

[ ]  immediately upon filing pursuant to paragraph (b) of Rule 485

[X]  on November 30, 2007 pursuant to paragraph (b) of Rule 485

[ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485

[ ]  on (Date) pursuant to paragraph (a)(1) of Rule 485

[ ]  75 days after filing pursuant to paragraph (a)(2) of Rule 485

[ ]  on (Date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

THE HARTFORD MUTUAL FUNDS

     CLASS A, CLASS B AND CLASS C SHARES
     PROSPECTUS


     NOVEMBER 30, 2007


     THE HARTFORD GLOBAL ENHANCED DIVIDEND FUND

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.





     THE HARTFORD GLOBAL ENHANCED DIVIDEND FUND IS CURRENTLY CLOSED TO NEW INVESTORS.


     THE HARTFORD MUTUAL FUNDS
     P.O. BOX 64387
     ST. PAUL, MN 55164-0387

                     [THIS PAGE IS INTENTIONALLY LEFT BLANK]

CONTENTS


Introduction                            Introduction

A summary of the fund's goals,          The Hartford Global Enhanced Dividend
principal strategies, main risks,       Fund
performance and expenses

Description of other investment         Investment strategies and investment
strategies and investment risks         matters

Investment manager and management fee   Management of the fund
information

Information on your account             About your account
                                        Choosing a share class
                                        How sales charges are calculated
                                        Sales charge reductions and waivers
                                        Opening an account
                                        Buying shares
                                        Selling shares
                                        Transaction policies
                                        Dividends and account policies
                                        Additional investor services

Further information on the fund         Financial highlights
                                        Fund code and CUSIP number
                                        For more information

                                                                                back cover



THE HARTFORD MUTUAL FUNDS                                                      1

INTRODUCTION

This prospectus relates to the Class A, Class B and Class C shares of the fund. The fund also offers Class Y, Class I and Class R3, Class R4 and Class R5 shares to certain qualified investors pursuant to separate prospectuses describing those classes.

The fund is a series of The Hartford Mutual Funds, Inc. and is a diversified open-end management investment company. Information on the fund, including risk factors, can be found on the pages following this introduction.


The fund is currently closed to new investors.


The investment manager to the fund is Hartford Investment Financial Services, LLC ("HIFSCO"). As the investment manager, HIFSCO is responsible for the management of the fund and supervision of the fund's investment sub-adviser. The day-to-day portfolio management of the fund is provided by an investment sub-adviser: Hartford Investment Management Company ("Hartford Investment Management"). Information regarding HIFSCO and the Hartford Investment Management is included under the section entitled "Management of the Fund" in this prospectus.

THE HARTFORD MUTUAL FUNDS, INC. HAS RECEIVED AN ORDER FROM THE SEC THAT PERMITS ITS INVESTMENT MANAGER, SUBJECT TO APPROVAL BY ITS BOARD OF DIRECTORS, TO CHANGE SUB-ADVISERS ENGAGED BY THE INVESTMENT MANAGER TO CONDUCT THE INVESTMENT PROGRAM OF THE FUND WITHOUT SHAREHOLDER APPROVAL. FOR MORE INFORMATION, PLEASE SEE THIS PROSPECTUS UNDER "THE INVESTMENT MANAGER."

MUTUAL FUNDS ARE NOT BANK DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. BECAUSE YOU COULD LOSE MONEY BY INVESTING IN THE FUND, BE SURE TO READ ALL RISK DISCLOSURES CAREFULLY BEFORE INVESTING.


THE HARTFORD MUTUAL FUNDS                                                      2

THE HARTFORD GLOBAL ENHANCED DIVIDEND FUND

INVESTMENT GOAL. The Hartford Global Enhanced Dividend Fund seeks a high level of current income. Capital appreciation is a secondary objective.


PRINCIPAL INVESTMENT STRATEGY. The fund seeks to achieve its goal by taking long and short positions in domestic equity securities and foreign equity securities listed on U.S. exchanges, which can include American Depositary Receipts or "ADRs". Under normal circumstances, the fund invests at least 80% of its assets in dividend paying equity securities. The fund will take long positions in equity securities that Hartford Investment Management believes offer the potential for above average dividend yields and for attractive returns. The fund will sell short equity securities that Hartford Investment Management believes offer the potential for a below average dividend yield and which are likely to underperform. The fund seeks to enhance yield by using the proceeds from short sales to purchase additional equity securities that provide an above average dividend yield.


When the fund takes a long position, it purchases an equity security outright. When the fund takes a short position, it sells at the current market price an equity security that it does not own but has borrowed in anticipation that the market price of the equity security will decline. To complete, or close out, the short sale transaction, the fund purchases the same equity security in the market and returns it to the lender. The fund makes money when the market price of the borrowed equity security goes down and the fund is able to replace it for less than the fund earned by selling the equity security short. Conversely, if the price of the equity security goes up after the sale, the fund will lose money because it will have to pay more to replace the borrowed equity security than the fund received when it sold the equity security short.

The fund will generally hold long positions equal to approximately 140% of the fund's net assets and short positions equal to approximately 40% of the fund's net assets. However, the long and short positions held by the fund may change as market conditions change. The fund's long positions may range from 100% to 150% of the fund's net assets and its short positions may range from 0% to 50% of its net assets.


The fund will focus its investments on companies with market capitalizations similar to the Russell 3000 Index and a diverse selection of ADRs available across countries and sectors. As of May 31, 2007, the market capitalization of companies within the Russell 3000 Index ranged from approximately $15 million to $476 billion. The fund may take long and short positions in domestic equity securities and foreign equity securities listed on U.S. exchanges, which can include American Depositary Receipts or "ADRs". ADRs are certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or non-U.S. branch of a U.S. bank. ADRs are traded on a U.S. securities exchange, or on an over-the-counter market, and are denominated in U.S. dollars. Under normal market conditions, the fund's investments in ADRs will range from 40% to 70% of the fund's net assets (including investments in emerging markets countries).


The fund may engage in frequent and active trading of equity securities to achieve its investment objective.

Dividend yield is a primary consideration in selecting stocks. In addition to yield, Hartford Investment Management also uses a quantitative multifactor approach to bottom-up stock selection, utilizing a broad set of individual fundamental stock characteristics to model each stock's relative attractiveness, with a focus on those factors that have been demonstrated historically to drive market returns. These characteristics include factors designed to describe a company's business, its valuation, investors' response to the company and the company's management behavior and earnings quality. The fundamentals used may vary by industry sector. Hartford Investment Management frequently and consistently measures the characteristics of every stock in the eligible universe and incorporates these measurements in a rigorous, repeatable process that considers both volatility and correlations.

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

ADRs are subject to various risks of loss that are different from the risks of investing in securities of U.S.-based companies. Investments in ADRs may be affected by fluctuations in currency exchange rates, less liquid trading markets, greater price volatility, less publicly available information about issuers, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging securities markets. Also, if there is a rise in demand for the underlying security and it becomes less available to the market, the price of the ADR may rise, causing the fund to pay a premium in order to obtain the desired ADR. Conversely, changes in foreign market conditions or access to the underlying securities could result in a decline in the value of the ADR.


THE HARTFORD MUTUAL FUNDS                                                      3

THE HARTFORD GLOBAL ENHANCED DIVIDEND FUND

The fund's investment strategy may involve more risk than other funds that do not engage in short selling. In a short sale, the fund sells a borrowed security. The fund may not always be able to borrow the security at a particular time or at an acceptable price. Thus, there is risk that the fund may be unable to implement its investment strategy due to the lack of available stocks or for other reasons.

After selling the borrowed security, the fund is obligated to "cover" the short sale by purchasing and returning the security to the lender. If a security sold short increases in price, the seller may have to cover its short position at a higher price than the short sale price, resulting in a loss. Because the fund's loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss.

Short sales also involve other costs. The fund must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. In addition, to borrow the security, the fund may be required to pay a premium. The fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for the fund resulting from a short sale will be decreased, and the amount of any ultimate loss will be increased, by the amount of premiums, dividends, interest or expenses a Fund may be required to pay in connection with the short sale.

Until the fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets to cover the fund's short position. Securities held in a segregated account cannot be sold while the position they are covering is outstanding, unless they are replaced with similar securities. Additionally, the fund must maintain sufficient liquid assets (less any additional collateral held by the broker) to cover the short sale obligation. This may limit the fund's investment flexibility, as well as its ability to meet redemption requests or other current obligations.

By investing the proceeds received from selling securities short, the fund is employing a form of leverage. The use of leverage may increase the fund's exposure to long equity positions and make any change in the fund's NAV greater than without the use of leverage. This could result in increased volatility of returns. There is no guarantee that the fund will leverage its portfolio, or if it does, that the fund's leveraging strategy will be successful. The fund cannot guarantee that the use of leverage will produce a higher return on an investment.

The fund trades securities very actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.


The fund's focus on dividend yielding investments significantly influences its performance. High dividend yielding investments as a group can fall out of favor with the market, causing the fund to underperform funds that do not focus on dividends. The fund's strategy of using the proceeds from short sales to purchase additional equity securities that provide an above average dividend yield will amplify the fund's underperformance when high dividend yielding investments are out of favor with the market. The fund's focus on dividend yielding investments and use of short sales may cause the fund's share price and total return to fluctuate more than the share price and total return of funds that do not focus on dividend yielding investments using a short selling strategy. The fund's focus on dividend yielding investments and use of short sales may result in the underperformance of the fund relative to broad market indices.


Hartford Investment Management's investment strategy will significantly influence performance. If Hartford Investment Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Hartford Investment Management's successful use of quantitative analysis of the prospects of particular companies.

The fund may take a short position in a security at the same time that other accounts managed by Hartford Investment Management take a long position in the same security, or take a long position in a security at the same time that other accounts managed by Hartford Investment Management take a short position in the same security. In addition, the fund may from time to time take a long or short position in a particular equity security while simultaneously taking the opposite position with respect to an exchange traded fund ("ETF") which includes such particular equity security as a constituent. ETFs are baskets of securities that, like stocks, trade on exchanges such as the American Stock Exchange and the New York Stock Exchange. These and other transactions undertaken on behalf of other accounts managed by Hartford Investment Management may adversely impact the fund. Transactions on behalf of other accounts managed by Hartford Investment Management may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the fund.


THE HARTFORD MUTUAL FUNDS                                                      4

THE HARTFORD GLOBAL ENHANCED DIVIDEND FUND

PAST PERFORMANCE. Because the fund has been in operation for less than one full calendar year, no performance history has been provided.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                         CLASS A   CLASS B   CLASS C
                                                                         -------   -------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a percentage of
      offering price                                                     5.50%      None      None
   Maximum deferred sales charge (load) (as a percentage of purchase
      price or redemption proceeds, whichever is less)                   None(1)    5.00%     1.00%
   Exchange fees                                                         None       None      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees (2)                                                   1.00%      1.00%     1.00%
   Distribution and service (12b-1) fees(3)                              0.25%      1.00%     1.00%
   Other expenses
      Short sales program expenses(4)                                    0.40%      0.40%     0.40%
      All other expenses(5)                                              0.35%      0.35%     0.35%
      Total other expenses                                               0.75%      0.75%     0.75%
   Total annual operating expenses (2)(4)(6)                             2.00%      2.75%     2.75%

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) HIFSCO has agreed to waive 100% of the management fee for the fund's first year of operation.

(3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.


(4) The fund's prime broker charges certain service fees in connection with the administration of the fund's short positions. This amount also includes payments to lenders as substitute dividends on securities borrowed ("dividend expense"). Dividend expenses will vary based on dividends paid by the securities the fund sells short. This amount is estimated for the fund's current fiscal year.



(5) "All other expenses" are estimated and include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.


(6) HIFSCO has voluntarily agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest expense, dividend expense, short sales program expenses, brokerage commissions, acquired fund fees and extraordinary expenses, to 1.60%, 2.35% and 2.35% respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)   CLASS A   CLASS B   CLASS C
--------------------------   -------   -------   -------
   Year 1                     $  742    $  778     $378
   Year 3                     $1,143    $1,153     $853



THE HARTFORD MUTUAL FUNDS                                                      5

THE HARTFORD GLOBAL ENHANCED DIVIDEND FUND

You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)   CLASS A   CLASS B   CLASS C
-----------------------------   -------   -------   -------
   Year 1                        $  742     $278      $278
   Year 3                        $1,143     $853      $853



THE HARTFORD MUTUAL FUNDS                                                      6

INVESTMENT STRATEGIES AND INVESTMENT MATTERS

INVESTMENT RISKS GENERALLY

Many factors affect the fund's performance. There is no assurance that the fund will achieve its investment goal (investment objective), and investors should not consider any one fund alone to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in the fund.

The different types of securities, investments, and investment techniques used by the fund all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation or dividend yield and an investment in any stock is subject to, among other risks, the risk that the stock market as a whole may decline, thereby depressing the stock's price (market risk), or the risk that the price of a particular issuer's stock may decline due to its financial results (financial risk). With respect to debt securities, there exists, among other risks, the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument (credit risk, a type of financial risk). In addition, the value of debt instruments and other income-bearing securities generally rises and falls inversely with prevailing current interest rates (interest rate risk, a type of market risk). Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. As described below, an investment in the fund entails special additional risks.

USE OF MONEY MARKET INVESTMENTS FOR TEMPORARY DEFENSIVE PURPOSES

From time to time, as part of its principal investment strategy, the fund may invest some or all of its assets in cash or high quality money market securities for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent the fund is in a defensive position, the fund may lose the benefit of market upswings and limit its ability to meet its investment objective.

FOREIGN INVESTMENTS

As part of its principal investment strategy, the fund may invest in foreign equity securities listed on U.S. exchanges, which can include American Depositary Receipts or "ADRs".

ADRs are securities traded on a U.S. securities exchange, or on an over-the-counter market, that represent interests in securities issued by a foreign publicly-listed company. ADRs have the same currency and economic risks as the underlying shares they represent.

Investments in the securities of foreign issuers involve significant risks that are not typically associated with investing in the securities of domestic issuers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations. Securities of some foreign issuers may be less liquid than securities of comparable domestic issuers. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities or loan transactions, thus making it difficult to execute such transactions. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign issuer than a domestic issuer. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of a fund, or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

USE OF SHORT SALES

As part of its principal investment strategy, the fund will enter into short sales. In a short sale, the fund sells a borrowed security (typically from a broker or other institution). The fund may not always be able to borrow the security at a particular time or at an acceptable price. Thus, there is risk that the fund may be unable to implement its investment strategy due to the lack of available stocks or for other reasons. After selling the borrowed security, the fund is obligated to "cover" the short sale by purchasing the security and returning the security to the lender. If a security sold short increases in price, the fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. Because the fund's loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss.


THE HARTFORD MUTUAL FUNDS                                                      7

INVESTMENT STRATEGIES AND INVESTMENT MATTERS

Short sales also involve other costs. The fund must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. In addition, to borrow the security, the fund may be required to pay a premium. The fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for the fund resulting from a short sale will be decreased, and the amount of any ultimate loss will be increased, by the amount of premiums, dividends, interest or expenses the fund may be required to pay in connection with the short sale. Until the fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets to cover the fund's short position. Securities held in a segregated account cannot be sold while the position they are covering is outstanding, unless they are replaced with similar securities. Additionally, the fund must maintain sufficient liquid assets (less any additional collateral held by the broker) to cover the short sale obligation. This may limit the fund's investment flexibility, as well as its ability to meet redemption requests or other current obligations.

USE OF OPTIONS, FUTURES AND OTHER DERIVATIVES

The fund may purchase and sell options, enter into futures contracts and/or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates, inflation and other indices. These techniques permit the fund to gain exposure to a particular security, group of securities, interest rate or index, and thereby have the potential for the fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.

These techniques are also used to manage risk by hedging the fund's portfolio investments. Hedging techniques may not always be available to the fund, and it may not always be feasible for the fund to use hedging techniques even when they are available.

Derivatives have risks, however. If the issuer of the derivative instrument does not pay the amount due, the fund could lose money on the instrument. In addition, the underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way the fund's manager expected. As a result, the use of these techniques may result in losses to the fund or increase volatility in the fund's performance. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect.

INVESTMENTS IN EMERGING MARKETS

The fund may invest in emerging markets (through investments in foreign equity securities listed on U.S. exchanges, which can include ADRs) as part of its principal investment strategy.

The securities markets of Asian, Latin American, Eastern European, Middle Eastern, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. These risks are not normally associated with investments in more developed countries.

SMALL CAPITALIZATION COMPANIES

The fund may invest in securities of small capitalization companies as a part of its principal investment strategy.

Historically, small market capitalization stocks and stocks of recently organized companies have been more volatile in price than the larger market capitalization stocks often included in the S&P 500 Index. As a result, investing in the securities of such companies involves greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks. Small company stocks are frequently thinly traded and may have to be sold at a discount from current market prices or sold in small lots over an extended period of time. Small companies also often have limited product lines, markets or financial resources, may depend on or use a few key personnel for management, and may be susceptible to losses and risks of bankruptcy. The transaction costs associated with small company stocks are often higher than those of larger capitalization companies.

OTHER INVESTMENT COMPANIES


THE HARTFORD MUTUAL FUNDS                                                      8

INVESTMENT STRATEGIES AND INVESTMENT MATTERS

The fund is permitted to invest in other investment companies, including investment companies which may not be registered under the Investment Company Act of 1940, as amended (the "1940 Act"), such as holding company depository receipts ("HOLDRs"), but not as part of its principal investment strategy. The investment in other investment companies is limited in amount by the 1940 Act, and will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.


The fund's investments in investment companies may include various exchange-traded funds ("ETFs"), subject to the fund's investment objective, policies, and strategies as described in this prospectus. ETFs are baskets of securities that, like stocks, trade on exchanges such as the American Stock Exchange and the New York Stock Exchange. ETFs are priced continuously and trade throughout the day. ETFs may track a securities index, a particular market sector, or a particular segment of a securities index or market sector. Some types of equity ETFs are:


- "SPDRs" (S&P's Depositary Receipts), which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of an S&P Index. Holders of SPDRs are entitled to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the stocks in the S&P Index's underlying investment portfolio, less any trust expenses.

- "Qubes" (QQQQ), which invest in the stocks of the Nasdaq 100 Index, a modified capitalization weighted index that includes the stocks of 100 of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market. Qubes use a unit investment trust structure that allows immediate reinvestment of dividends.

- "iShares," which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of specific indexes.

- "HOLDRs" (Holding Company Depositary Receipts), which are trust-issued receipts that represent beneficial ownership in a specified group of 20 or more stocks. Unlike other ETFs, the fund can hold the group of stocks as one asset or unbundle the stocks and trade them separately, according to the fund's investment strategies.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector. Trading in an ETF may be halted if the trading in one or more of the ETF's underlying securities is halted. Although expense ratios for ETFs are generally low, frequent trading of ETFs by the fund can generate brokerage expenses.

Generally, the fund will not purchase securities of an investment company if, as a result: (1) more than 10% of the fund's total assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any such investment company being held by the fund, or (3) more than 5% of the fund's total assets would be invested in any one such investment company.

ABOUT THE FUND'S INVESTMENT GOAL

The fund's investment goal (or objective) may be changed without approval of the shareholders of the fund. The fund may not be able to achieve its goal.

CONSEQUENCES OF PORTFOLIO TRADING PRACTICES

The fund may have a relatively high portfolio turnover.

The fund may at times engage in short-term trading. Short-term trading could produce higher brokerage expenses for the fund and higher taxable distributions to the fund's shareholders and therefore could adversely affect the fund's performance. The fund is not managed to achieve a particular tax result for shareholders. Shareholders should consult their own tax adviser for individual tax advice.

TERMS USED IN THIS PROSPECTUS


THE HARTFORD MUTUAL FUNDS                                                      9

INVESTMENT STRATEGIES AND INVESTMENT MATTERS

EQUITY SECURITIES: Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options.

FOREIGN ISSUERS: Foreign issuers include (1) companies organized outside the United States; (2) foreign governments and agencies or instrumentalities of foreign governments; and (3) issuers whose economic fortunes and risks are primarily linked with markets outside the United States. Certain companies organized outside the United States may not be deemed to be foreign issuers if the issuer's economic fortunes and risks are primarily linked with U.S. markets.

INVESTMENT POLICIES


The Global Enhanced Dividend Fund has a name which suggests a focus on a particular type of investment. In accordance with Rule 35d-1 under the Investment Company Act of 1940 (the "1940 Act"), the fund has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets in investments of the type suggested by its name, as set forth in the fund's Principal Investment Strategy section. This requirement is applied at the time the fund invests its assets. If, subsequent to an investment by the fund, this requirement is no longer met due to changes in value or capitalization of portfolio assets, the fund's future investments will be made in a manner that will bring the fund into compliance with this requirement. For purposes of this policy, "assets" means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. The fund's policy to invest at least 80% of its assets in such a manner is not a "fundamental" one, which means that it may be changed without the vote of a majority of the fund's outstanding shares as defined in the 1940 Act. The name of the fund may be changed without a majority vote of the fund's outstanding shares as defined in the 1940 Act. The name of the fund may be changed at any time by a vote of the fund's Board of Directors. However, Rule 35d-1 also requires that shareholders be given written notice at least 60 days prior to any change by a fund of its 80% investment policy covered by Rule 35d-1.


ADDITIONAL INVESTMENT STRATEGIES AND RISKS

The fund may invest in various securities and engage in various investment techniques which are not the principal focus of the fund and therefore are not described in this prospectus. These securities and techniques, together with their risks, are discussed in the fund's Statement of Additional Information ("SAI") which may be obtained free of charge by contacting the fund (see back cover for address phone number and website address).

DISCLOSURE OF PORTFOLIO HOLDINGS

The fund will disclose its complete month-end portfolio holdings on the fund's website at www.hartfordinvestor.com no earlier than 30 calendar days after the end of each month. The fund also will disclose on the fund's website the fund's largest ten holdings no earlier than 15 days after the end of each month. A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available (i) in the fund's SAI; and (ii) on the fund's website.


THE HARTFORD MUTUAL FUNDS                                                     10

MANAGEMENT OF THE FUND

THE INVESTMENT MANAGER


Hartford Investment Financial Services, LLC ("HIFSCO") is the investment manager to the fund. HIFSCO is a wholly-owned, indirect subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"), a Connecticut financial services company with over $419.5 billion in assets under management as of September 30, 2007. At the same time, HIFSCO had over $52.2 billion in assets under management. HIFSCO is responsible for the management of the fund and supervises the activities of the investment sub-adviser described below. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.


The fund relies on an exemptive order from the Securities and Exchange Commission under which it uses a "Manager of Managers" structure. HIFSCO has responsibility, subject to oversight by the Board of Directors, to oversee the sub-adviser and recommend its hiring, termination and replacement. The exemptive order permits HIFSCO to appoint a new sub-adviser not affiliated with HIFSCO, with the approval of the Board of Directors and without obtaining approval from those shareholders that participate in the fund. Within 90 days after hiring any new sub-adviser, affected shareholders will receive information about the new sub-advisory relationship.

LITIGATION AND REGULATORY ACTIONS

Five putative multi-state class actions were filed in October 2004 and consolidated into one case, In re Hartford Mutual Funds Fee Litigation, pending before the United States District Court for the District of Connecticut, in which the plaintiffs made a wide range of allegations against The Hartford and other defendants relating, among other things, to fees charged to investors in certain of The Hartford Retail Mutual Funds. Following a motion by the defendants to dismiss the case, but before the court had yet ruled on the motion, the plaintiffs sought the court's permission to file a second amended complaint. In February 2007, the court granted the plaintiffs leave to amend. In the second amended complaint, the plaintiffs allege, among other things, that investors in the Hartford Advisers Fund, Hartford Capital Appreciation Fund, Hartford Dividend and Growth Fund, Hartford MidCap Fund, and Hartford Stock Fund were charged excessive fees during the period from February 27, 2003 through February 27, 2004. The defendants, which include The Hartford Financial Services Group, Inc., Hartford Investment Financial Services, LLC, Wellington Management Company, LLC, Hartford Investment Management Company, Hartford Securities Distribution Company, Inc., and PLANCO Financial Services Inc., intend to move to dismiss the second amended complaint. This litigation is not expected to result in a material adverse effect on the funds.

THE INVESTMENT SUB-ADVISER


Hartford Investment Management is a professional money management firm that provides services to investment companies, employee benefit plans, affiliated insurance companies and other institutional accounts. Hartford Investment Management is a wholly-owned subsidiary of The Hartford. As of September 30, 2007, Hartford Investment Management had investment management authority over approximately $143.1 billion in assets. Hartford Investment Management is principally located at 55 Farmington Avenue, Hartford, Connecticut 06105.


SOFT DOLLAR PRACTICES

The sub-adviser is responsible for the day-to-day portfolio management activities of the fund, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), the sub-adviser may obtain "soft dollar" benefits in connection with the execution of transactions for the fund. The sub-adviser may cause the fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for "brokerage and research services" (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-adviser receives these products and services. These products and services may be of value to the sub-adviser in advising its clients (including the fund), although not all of these products and services are necessarily useful and of value in managing the fund. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such "mixed use" items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its


THE HARTFORD MUTUAL FUNDS                                                     11

MANAGEMENT OF THE FUND

expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own resources.

MANAGEMENT FEES

The fund pays a monthly management fee to HIFSCO based on a stated percentage of the fund's average daily net asset value as follows:

GLOBAL ENHANCED DIVIDEND FUND
AVERAGE DAILY NET ASSETS        ANNUAL RATE
-----------------------------   -----------
First $500 million                 1.00%
Next $500 million                  0.95%
Over $1 billion                    0.90%

(1) HIFSCO has voluntarily agreed to waive 100% of the management fee for the fund's first year of operation.

Because the fund has not commenced operations, information is not available regarding fees paid by the fund to HIFSCO.

A discussion regarding the basis for the Board of Directors' approval of the investment management and investment sub-advisory agreements of the fund will be available in the fund's report to shareholders.

PORTFOLIO MANAGER OF THE FUND

The following person has primary responsibility for the day-to-day management of the fund's portfolio since inception. The fund's SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the fund.

GLOBAL ENHANCED DIVIDEND FUND The fund is managed by Paul Bukowski.

Paul Bukowski, Vice President of Hartford Investment Management, has served as portfolio manager of the fund since its inception. Mr. Bukowski, who has 12 years of investment management experience, joined Hartford Investment Management in 2005. Before joining Hartford Investment Management, he was a senior quantitative portfolio analyst for ING's large-cap growth strategy from 2004. Prior to 2004, Mr. Bukowski was with Callard & Ogden Investment Management where he was responsible for quantitative analysis, fund research, and managed several core and growth portfolios. He also created investment systems, including databases and front-end user interfaces, and was responsible for managing several core and growth portfolios. Mr. Bukowski earned a BA in Statistics and Computer Science from the University of Wisconsin and an MBA in Finance and Policy from the University of Chicago. He holds the Chartered Financial Analyst designation and is a fellow of the Casualty Actuarial Society.


THE HARTFORD MUTUAL FUNDS                                                     12

ABOUT YOUR ACCOUNT

CHOOSING A SHARE CLASS

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. Your financial representative can help you decide.

Each class has adopted a Rule 12b-1 plan which allows the class to pay distribution fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Generally, it is more advantageous for an investor that is considering an investment in Class B shares of more than $100,000 or an investment in Class C shares of more than $1,000,000 to invest in Class A shares instead.

CLASS A

- Front-end sales charges, as described under the subheading "How Sales Charges are Calculated".

-    Distribution and service (12b-1) fees of 0.25%.(1)

(1) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

CLASS B

-    No front-end sales charge; all your money goes to work for you right away.

-    Distribution and service (12b-1) fees of 1.00%.

-    A deferred sales charge, as described on the following page.

- Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

CLASS C

-    No front-end sales charge; all your money goes to work for you right away.

-    Distribution and service (12b-1) fees of 1.00%.

- A 1.00% contingent deferred sales charge on shares sold within one year of purchase.

- No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

DISTRIBUTION ARRANGEMENTS


Hartford Investment Financial Services, LLC ("HIFSCO") serves as the principal underwriter for the fund pursuant to Underwriting Agreements initially approved by the Board of Directors of The Hartford Mutual Funds, Inc. (the "Company"). HIFSCO is a registered broker-dealer and member of the Financial Industry Regulatory Authority ("FINRA"). Shares of the fund are continuously offered and sold by selected broker-dealers who have selling agreements with HIFSCO. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of the fund. Except as discussed below, HIFSCO bears all the expenses of providing services pursuant to the Underwriting Agreements including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HIFSCO is not obligated to sell any specific amount of shares of the fund.



THE HARTFORD MUTUAL FUNDS                                                     13

ABOUT YOUR ACCOUNT

DISTRIBUTION PLANS


The Company, on behalf of the fund, has adopted a separate distribution plan (the "Plan") for each of the Class A, Class B and Class C shares of the fund pursuant to appropriate resolutions of the Company's Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.


CLASS A PLAN Pursuant to the Class A Plan, the fund may compensate HIFSCO for its expenditures in financing any activity primarily intended to result in the sale of fund shares and for maintenance and personal service provided to existing Class A shareholders. The expenses of the fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the fund, the annual rate of 0.35% of the fund's average daily net assets attributable to Class A shares. However, the Company's Board of Directors has currently authorized Rule 12b-1 payments of only up to 0.25% of the fund's average daily net assets attributable to Class A shares. The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

CLASS B PLAN Pursuant to the Class B Plan, the fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by the fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class B Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class B shares.

CLASS C PLAN Pursuant to the Class C Plan, the fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by the fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class C Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class C shares.

GENERAL Distribution fees paid to HIFSCO may be spent on any activities or expenses primarily intended to result in the sale of the Company's shares including: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell the fund's shares, (b) compensation to employees of HIFSCO, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HIFSCO incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, i.e., advertisements and sales literature, and (e) other distribution-related expenses and for the provision of personal service and/or the maintenance of shareholder accounts. These Plans are considered compensation type plans which means that the fund pays HIFSCO the entire fee regardless of HIFSCO's expenditures. Even if HIFSCO's actual expenditures exceed the fee payable to HIFSCO at any given time, the fund will not be obligated to pay more than that fee.

The Plans were adopted by a majority vote of the Board of Directors of the Company, including at least a majority of directors who are not interested persons of the fund as defined in the 1940 Act. A Plan may be terminated at any time by vote of the majority of the directors of the board who are not interested persons of the fund. A Plan will automatically terminate in the event of its assignment.


THE HARTFORD MUTUAL FUNDS                                                     14

ABOUT YOUR ACCOUNT

HOW SALES CHARGES ARE CALCULATED

CLASS A sales charges and commissions paid to dealers for the fund are listed below. The offering price includes the front-end sales load.

Global Enhanced Dividend Fund

                                                     DEALER
                        AS A % OF     AS A %      COMMISSION AS
                         OFFERING     OF NET      PERCENTAGE OF
YOUR INVESTMENT           PRICE     INVESTMENT   OFFERING PRICE
---------------         ---------   ----------   --------------
Less than $50,000         5.50%        5.82%         4.75%
$ 50,000 -- $99,999       4.50%        4.71%         4.00%
$100,000 -- $249,999      3.50%        3.63%         3.00%
$250,000 -- $499,999      2.50%        2.56%         2.00%
$500,000 -- $999,999      2.00%        2.04%         1.75%
$1 million or more(1)        0%           0%            0%


(1) Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, there is a contingent deferred sales charge (CDSC) of 1% on any shares sold within 18 months of purchase. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gain distributions. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.


The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million. This commission schedule may also apply to certain sales of Class A shares made to investors which qualify under any of the last four categories listed under "Waivers for Certain Investors".

The commission schedule and 1% CDSC indicated above will not apply to retirement plans.

CLASS B shares are offered at their net asset value per share, without a front-end sales charge. However, you may be charged a contingent deferred sales charge (CDSC) on shares you sell within a certain time after you bought them, as described in the tables below. There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSCs are as follows:

YEARS AFTER
PURCHASE      CDSC
-----------   ----
1st year      5.00%
2nd year      4.00%
3rd year      3.00%
4th year      3.00%
5th year      2.00%
6th year      1.00%

CLASS C sales charges are listed below. There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares:

YEARS AFTER
PURCHASE       CDSC
-----------    ----
1st year       1.00%
After 1 year   None

For purposes of Class B and Class C CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies, a fund redeems shares in the following order:
(1) shares representing


THE HARTFORD MUTUAL FUNDS                                                     15

ABOUT YOUR ACCOUNT

an increase over the original purchase cost, (2) shares acquired through reinvestment of dividends and capital gains distributions, (3) Class B shares held for over 6 years or Class C shares held over 1 year, and (4) Class B shares held the longest during the six-year period.

When requesting a redemption the specified dollar amount will be redeemed from your account plus any applicable CDSC. If you do not want any additional amount withdrawn from your account please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the fund in connection with the sale of the Class A, Class B and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the fund to sell the Class B and Class C shares without a sales charge being deducted, and to sell Class A shares with a 4.50% maximum sales charge at the time of the purchase.

Although the funds do not charge a transaction fee, you may be charged a fee by brokers or financial intermediaries for the purchase or sale of the funds' shares through that broker or financial intermediary. This transaction fee is separate from any sales charge that the fund may apply.

SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGES There are several ways you can combine multiple purchases of Class A shares of the fund to take advantage of the breakpoints in the sales charge schedule. Please note that you or your broker must notify Hartford Administrative Services Company ("HASCO"), the fund's transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

The first three ways can be combined in any manner:

- ACCUMULATION PRIVILEGE -- lets you add the value of any shares of The Hartford Mutual Funds (including The Hartford Money Market Fund, which, like the other Hartford Mutual Funds not discussed herein, is offered pursuant to a separate prospectus) you or members of your family already own to the amount of your next Class A investment for purposes of calculating the sales charge. Each fund offers to all qualifying investors rights of accumulation under which investors are permitted to purchase Class A and Class L shares of any funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts at the price applicable to the total of (a) the dollar amount then being purchased plus
     (b) an amount equal to the then current net asset value of the purchaser's holdings of all shares of any funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts. For purposes of the rights of accumulation program, the purchaser may include all shares owned by family members. For Class A shares, the definition of family member varies depending upon when the purchaser opened the account. For accounts opened on or after August 16, 2004, a family member is the owner's spouse (or legal equivalent recognized under state law) and any minor children living in the owner's household. For accounts opened before August 16, 2004 for Class A shares and for all Class L shares, a family member is an owner's spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws. As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the accumulation privilege for Class A and Class L shares. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The rights of accumulation may be amended or terminated at any time as to subsequent purchases.

- LETTER OF INTENT -- lets you purchase Class A and Class L shares of a Hartford Mutual Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Any person may qualify for a reduced sales charge on purchases of Class A and Class L shares made within a thirteen-month period pursuant to a Letter of Intent ("LOI"). Class A and Class L shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A or Class L shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts owned by the shareholder as described above under "Accumulation Privilege." Such value is determined based on the public offering price on the date of the LOI. During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. A LOI does not obligate the investor to buy or the fund to sell the indicated amount of the LOI. If a Class A or Class L shareholder exceeds the


THE HARTFORD MUTUAL FUNDS                                                     16

ABOUT YOUR ACCOUNT

     specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in offering price will purchase additional Class A or Class L shares for the shareholder's account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A or Class L shareholder does not within twenty days after a written request by HASCO pay such difference in sales charge, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference. Purchases based on a LOI may include holdings as described above under "Accumulation Privilege." Additional information about the terms of the LOI are available from your registered representative or from HASCO at 1-888-843-7824.




CDSC WAIVERS As long as the transfer agent is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

- to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated,


- because of shareholder death or disability in the case of a transfer or rollover to an affiliated Hartford company only,


- under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

-    for retirement plans under the following circumstances:

     (1)  to return excess contributions,


     (2) hardship withdrawals as defined by the IRS as applicable to 403(b) plans,


     (3) under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

     (4) to meet minimum distribution requirements under the Internal Revenue Code,

     (5) to make "substantially equal payments" as described in Section 72(t) of the Internal Revenue Code, and


     (6)  after separation from service for employer sponsored retirement plans.


REINSTATEMENT PRIVILEGE If you sell shares of a fund, you may reinvest some or all of the proceeds in the same share class of any fund within 180 days without a sales charge, as long as the transfer agent is notified before you invest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

WAIVERS FOR CERTAIN INVESTORS Class A shares may be offered without front-end sales charges to the following individuals and institutions:

- selling broker dealers and their employees and sales representatives (and their families, as defined above under the "ACCUMULATION PRIVILEGE" section),

- financial representatives utilizing fund shares in fee-based investment products under a signed agreement with the funds,

- present or former officers, directors and employees (and their families, as defined above under the "ACCUMULATION PRIVILEGE" section) of the funds, The Hartford, the sub-adviser, the transfer agent, and their affiliates,

- welfare benefit plans investing in fund shares through group variable funding agreements issued by Hartford Life Insurance Company,


THE HARTFORD MUTUAL FUNDS                                                     17

ABOUT YOUR ACCOUNT




-    college savings program that is a qualified state tuition program under section 529 of the Internal Revenue Code ("529 Plan"),

- one or more members of a group (and their families, as defined above under the "ACCUMULATION PRIVILEGE" section) of at least 100 persons engaged, or previously engaged in a common business, profession, civic or charitable endeavor or other activity (1% CDSC applies if redeemed within 18 months).

In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waiver can be obtained from the transfer agent.

The fund makes available free of charge, on the fund's website at www.hartfordinvestor.com, information about sales charges and sales charge waivers. The fund's website includes links that facilitate access to this information.

ADDITIONAL COMPENSATION TO BROKER-DEALERS, FINANCIAL INSTITUTIONS AND OTHER PERSONS ("FINANCIAL INTERMEDIARIES")

In addition to the commissions (which may be paid or reallowed to Financial Intermediaries from an applicable sales charge and/or advanced to Financial Intermediaries) and Rule 12b-1 fees that are described above and in the SAI, the distributor and its affiliates pay, out of their own assets, significant additional compensation to Financial Intermediaries (who may or may not be affiliates of the distributor) in connection with the sale and distribution of the fund's shares ("Additional Payments") based on a number of factors that are described below and in the fund's SAI.

These Additional Payments are generally based on average net assets (or on aged assets, i.e., assets held over one year) of the fund attributable to a particular Financial Intermediary, on sales of the fund's shares attributable to a particular Financial Intermediary, and/or on reimbursement of ticket charges, and may, but are normally not expected to, exceed, in the aggregate, 0.44% of the average net assets of the fund attributable to a particular Financial Intermediary.

Such Additional Payments are generally made for the placement of the fund on a Financial Intermediary's list of mutual funds available for purchase by its customers and/or for including the fund within a group of mutual funds that receive special marketing focus. Certain additional compensation arrangements are discussed below.


Apart from the Additional Payments, additional compensation arrangements may take the form of, among others: (1) "due diligence" payments for a Financial Intermediary's examination of the fund and payments for providing extra employee training and information relating to the fund and (2) "marketing support" fees for providing assistance in promoting the sale of the fund's shares ("Other Compensation"). Subject to FINRA regulations, HIFSCO and its affiliates may contribute Other Amounts to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions in which participants may receive prizes such as travel awards, merchandise and cash and/or investment research pertaining to particular securities and other financial instruments or to the securities and financial markets generally, educational information and related support materials and hardware and/or software. HIFSCO and its affiliates may also pay for the travel expenses, meals, lodging and entertainment of Financial Intermediaries and their salespersons and guests in connection with education, sales and promotional programs, subject to applicable FINRA regulations. These programs, which may vary for different Financial Intermediaries, will not change the price an investor will pay for shares or the amount that the fund will receive from such sale. Incurred payments of Other Compensation did not exceed $1.1 million per Financial Intermediary for the calendar year ended December 31, 2006.


Additional Payments, including Other Compensation, may also pertain to the sale and distribution of other investment products distributed by affiliates of the distributor, and may, in some cases, act as a financial incentive for a Financial Intermediary to recommend the purchase of one fund over another fund. Additional Payments to Financial Intermediaries in connection with the sale and distribution of the fund's shares are negotiated based on a range of factors, including, but not limited to, reputation in the industry,


THE HARTFORD MUTUAL FUNDS                                                     18

ABOUT YOUR ACCOUNT

ability to attract and retain assets (including distribution of particular classes of the fund's shares), target markets, customer relationships and quality of service. No one factor is determinative of the type or amount of Additional Payments to be provided and factors are weighed in the assessment of such determination.

For the calendar year ended December 31, 2006, HIFSCO or its affiliates incurred approximately $32.6 million in total Additional Payments, including Other Compensation (excluding travel expenses, meals, lodging and entertainment of Financial Intermediaries and their salespersons) to Financial Intermediaries, of which approximately $13.7 million was incurred with respect to Edward D. Jones & Co., L.P. For the calendar year ended December 31, 2006, total travel expenses, meals, lodging and entertainment of Financial Intermediaries and their salespersons did not in the aggregate exceed approximately $3.6 million.

As of January 1, 2007, HIFSCO has entered into arrangements to make Additional Payments, including Other Compensation (excluding travel expenses, meals, lodging and entertainment of Financial Intermediaries and their salespersons), to: A.G. Edwards & Sons, Inc., AIG Advisors Group, Inc., (Advantage Capital Corp., AIG Financial Advisors, American General, FSC Securities Corp., Royal Alliance Associates, Inc.), Allen & Company of FL, Inc., American General Securities, Inc., American Independent Securities Group, LLC, AmSouth Investment Services, Anchor Investment Services, Inc., Associated Investment Services, Inc., Associated Securities Corporation, Banc of America Investment Services, Inc., BancorpSouth Services, Banc West Investment Services, B.C. Ziegler & Company, BNY Investment Center, Inc., BOSC, Inc., Brookstreet Securities Corp., Cadaret Grant & Co., Inc., Cambridge Investment Research, Cantella & Company, Inc., Capital Analysts, Inc., Capital Investment Group, Inc., Centaurus Financial Inc., Charles Schwab & Co., Inc., Chase Investment Services Corporation, Citicorp Investment Services, Citigroup Global Markets, Inc., Colonial Brokerage, Inc., Comerica Securities, Commerce Brokerage Services, Inc., Commerce Capital Markets, Inc., Commonwealth Financial Network, Commonwealth Financial Services, Crown Capital Securities, LP, Cuna Brokerage Services, CUSO Financial Services, L.P., Dominion Investor Services, Duerr Financial Corp, Eagle One Investments, Edward D. Jones & Co., Empire Securities Corp, Equity Securities Corp, Equity Services, Inc., Essex National Securities, Inc., Ferris Baker Watts, Inc., FFP Securities, Inc., Fidelity Investments, Fifth Third Securities, Financial Planning Consultants, Inc., Fintegra, LLC, First Allied Securities, Inc., First Citizens Investor Services, Inc., First Heartland Capital Inc., First Tennessee Brokerage, Inc., Fiserv Brokerage Services, Inc., Frost Brokerage Services, Inc., Geneos Wealth Management, Inc., Girard Securities Inc., Grant Bettingen, Great American Advisors, Inc., H. Beck, Inc., H&R Block, Harbour Investments, Harvest Capital, LLC, HBW Securities, LLC, Hefren-Tillotson Inc., Hilliard Lyons, HSBC Brokerage USA, Huntington Investment Co., IFMG Securities, Inc., ING Advisor Network (Financial Network Investment Corporation, Inc., ING Financial Partners, Inc., Keybanc Capital Markets, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Independent Financial Group, LLC, Investment Professionals, Inc., Investors Capital Corp., Investors Security Company, Inc., Janney Montgomery Scott, J.J.B. Hilliard, Jefferson Pilot Securities Corp, KMS Financial Services, Inc., KNBT Securities Inc., Kovack Securities, Inc., LaSalle Financial Services, LaSalle Street Securities, LLC, Lincoln Financial Advisors Group, Linsco/Private Ledger Corp., M&T Securities Inc., Merrill Lynch Pierce Fenner & Smith, Mid Atlantic Capital Corp, Money Concepts Capital Corp, Morgan Keegan & Company, Inc., Morgan Stanley DW Inc., Mutual Service Corporation, National Advisors Trust, National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), New England Securities, Newbridge Securities, NEXT Financial Group, Inc., North Ridge Securities Corp, Oppenheimer & Co, Inc., Pacific West Securities, Inc., Prime Capital Services, Inc., ProEquities, Inc., Prospera Financial Securities, Inc., QA3 Financial Corp., Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Dain Rauscher, RDM Investment Services, Robert W. Baird, Scott & Stringfellow Inc., Securian, Securities America, Inc., Securities Service Network, Inc., Sigma Financial Corp, Sorrento Pacific Financial, Spectrum Capital, Inc., Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, SunAmerica Securities, Inc., Suntrust Investment Services, TD Waterhouse, Inc., The Huntington Investment Company, TFS Securities, Inc., Transamerica Financial Advisors Inc., Triad Advisors, Inc., UBS Financial Services Inc., UnionBanc Investment Services LLC, United Heritage Financial Services, U.S. Bancorp Investments Inc., Uvest Financial Services Group, Inc., Vision Investment Services, Inc, Vorpahl Wing Securities, Wachovia Securities, LLC, Wall Street Financial Group, Webster Investment Services, Inc, Wells Fargo Investments, WM Financial Services, Inc., Workman Securities Corp, WRP Investments, Inc., XCU Capital Corp., and Woodbury Financial Services, Inc. (an indirect wholly-owned subsidiary of The Hartford). HIFSCO may enter into arrangements with other Financial Intermediaries to make such Additional Payments and Other Compensation.

In addition to the above payments, HIFSCO and its affiliates, out of their own assets, may pay compensation for subaccounting, administrative and/or shareholder processing services as described below.

ADDITIONAL COMPENSATION TO SERVICING INSTITUTIONS AND OTHER PERSONS ("SERVICING INTERMEDIARIES") FOR SUBACCOUNTING, ADMINISTRATIVE AND/OR SHAREHOLDER PROCESSING SERVICES.


THE HARTFORD MUTUAL FUNDS                                                     19

ABOUT YOUR ACCOUNT

In addition to payments made in connection with the sale and distribution of the fund's shares (described above) and administration and Rule 12b-1 fees paid by the fund, the distributor and its affiliates pay, out of their own assets, significant additional compensation to Servicing Intermediaries (who may or may not be affiliates of the distributor) in connection with subaccounting, administrative and/or shareholder processing services ("Servicing Compensation") based on a number of factors described below.

Servicing Compensation is generally based on average net assets of the funds attributable to a particular Servicing Intermediary, and may, but is normally not expected to, exceed, in the aggregate, 0.20% of the average net assets of the funds attributable to a particular Servicing Intermediary. Such Servicing Compensation is generally made for subaccounting, administrative and/or shareholder processing services. These programs, which may vary for different Servicing Intermediaries, will not change the price an investor will pay for shares. This Servicing Compensation may act as a financial incentive for a Servicing Intermediary in choosing to provide services to one fund over another fund.

The Servicing Compensation to Servicing Intermediaries is negotiated based on a range of factors, including, but not limited to, reputation in the industry, customer relationships and quality of service. No one factor is determinative of the amount of Servicing Compensation to be provided and factors are weighed in the assessment of such determination. For the year ended December 31, 2006, HIFSCO incurred approximately $250,000 in total Servicing Compensation to Servicing Intermediaries and an incurred payment of such Servicing Compensation did not exceed $210,000 for any Servicing Intermediary.

As of January 1, 2007, HIFSCO has entered into arrangements to pay Servicing Compensation to: The 401(k) Company, American Century Investment Management, Inc.; AmeriMutual Funds Distributor, Inc.; Ameriprise Financial Services, Inc.; BenefitStreet, Inc.; Diversified Investment Advisors, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. ("Fidelity"); Gold Trust Company GWFS Equities, Inc.; Invesmart, Inc. & Invesmart Securities, LLC; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; Reliance Trust Company; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc, and Upromise Investments, Inc. HIFSCO may enter into arrangements with other Servicing Intermediaries to pay such Servicing Compensation.

Servicing Compensation is also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the fund. Although some arrangements are based on average net assets attributable to the Servicing Intermediary, such Servicing Intermediaries are generally paid a per account fee ranging to no more than $16 per account. As of January 1, 2007, such Servicing Intermediaries paid by HASCO are: ADP Broker-Dealer, Inc.; A.G. Edwards; American Stock Transfer and Trust Company; CPI Qualified Plan Consultants, Inc; SunGard InstitutionalBrokerage Inc.; Expert Plan, Inc.; Fiserv Trust Company; Gail Weiss & Associates, Inc.; Gem Group L.P.; Hewitt Associates LLC; Legette Actuaries, Inc.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Ceridian Retirement Plan Services, Inc.; Northeast Retirement Services, Inc.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Swerdlin & Company; and Stanton Trust Company N.A. Other Servicing Intermediaries may be paid by HASCO in the future.

OPENING AN ACCOUNT


IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What this means for you: When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver's license or other identifying documents.



For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business or entity. What this means for you: when you open an account or establish a relationship, we will ask for your business name, a street address and a tax identification number, that Federal law requires us to obtain. We appreciate your cooperation.



If a fund is not able to adequately identify you within the time frames set for in the law, your shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption. you may also incur any applicable sales charge.


NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES: If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative. Some of the services and programs described in this prospectus may not be available or may differ in such circumstances. In addition, the fund offered in this prospectus may not be available in your retirement plan. You should check with your retirement plan administrator or financial representative for further details.

1    Read this prospectus carefully.


THE HARTFORD MUTUAL FUNDS                                                     20

ABOUT YOUR ACCOUNT

2 Determine how much you want to invest. The minimum initial investment for the fund is as follows:


     -    non-retirement accounts: $1,000



     -    retirement accounts: $1,000



     - Automatic Investment Plans: $50 to open; you must invest at least $50 per month in the fund



     -    subsequent investments: $50



     -    529 Plans: Not subject to minimums.


Minimum investment amounts may be waived for certain retirement accounts and present or former officers, directors and employees and their families of The Hartford, Wellington Management Company, LLP, and their affiliates, as well as for certain broker sponsored wrap-fee programs or at the transfer agent's discretion.

3 Complete the appropriate parts of the account application including any privileges desired. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later. If you have questions and you hold the shares through a financial representative or retirement plan, please contact your financial representative or plan administrator. If you hold the shares directly with the fund, please call the transfer agent at the number shown below.


4 Make your initial investment selection. You or your financial representative can initiate any purchase, exchange or sale of shares.


               ADDRESS:                              PHONE NUMBER:
      THE HARTFORD MUTUAL FUNDS                1-888-THE-STAG (843-7824)
            P.O. BOX 9140
      MINNEAPOLIS, MN 55480-9140        OR CONTACT YOUR FINANCIAL REPRESENTATIVE
                                        OR PLAN ADMINISTRATOR FOR INSTRUCTIONS
                                                    AND ASSISTANCE.


THE HARTFORD MUTUAL FUNDS                                                     21

BUYING SHARES


ON THE WEB                       TO ACCESS YOUR ACCOUNT(S)
[INTERNET GRAPHIC]
                                 -    Visit www.hartfordinvestor.com

                                 - Login by selecting Hartford Mutual Funds from the login section, enter your User ID and password, and select Login. First time users will need to create a password by selecting the "Create User Name" link.

                                 TO PURCHASE MUTUAL FUND SHARES DIRECTLY FROM
                                 YOUR BANK ACCOUNT

                                 - To purchase shares directly from your bank account, you must first add your banking information online, by selecting the Add
                                      Bank Instructions function.

                                 -    Once bank instructions have been
                                      established, click on "View Account
                                      Detail" for the appropriate account.
                                      Select "Purchase Shares" from the "Select
                                      Action" menu, next to the fund you want to purchase into.

                                 -    Follow the instructions on the Purchase
                                      Shares Request pages to complete and
                                      submit the request.

                                 TO PURCHASE SHARES VIA AN EXCHANGE FROM AN
                                 EXISTING HARTFORD MUTUAL FUND

                                 -    Click on "View Account Detail" for the
                                      appropriate account. Select "Exchange
                                      Shares" from the "Select Action" menu,
                                      next to the fund you want to exchange
                                      from.

                                 -    Follow the instructions on the Exchange
                                      Shares Request pages to complete and
                                      submit the request.

                                 Note: The minimum amount when exchanging into a new fund is $1,000 per fund.

ON THE PHONE
[PHONE GRAPHIC]                  TO PURCHASE MUTUAL FUND SHARES DIRECTLY FROM
                                 YOUR BANK ACCOUNT

                                 -    Verify that your bank/credit union is a
                                      member of the Automated Clearing House
                                      (ACH) system.

                                 - To place your order with a representative, call the transfer agent at the number below between 8 A.M. and 7 P.M. Eastern
                                      Time (between 7 A.M. and 6 P.M. Central
                                      Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between
                                      8:15 A.M. and 5 P.M. Central Time) on
                                      Friday.

                                 -    Complete transaction instructions on a
                                      specific account must be received in good order and confirmed by The Hartford Mutual
                                      Funds prior to 4 P.M. Eastern Time (3 P.M.
                                      Central Time) or the close of the NYSE,
                                      whichever comes first. Any transaction on an account received after the close of the NYSE will receive the next business day's offering price.

                                 -    Tell The Hartford the fund name, your
                                      share class, account and the name(s) in
                                      which the account is registered and the
                                      amount of your investment.

                                 TO PURCHASE MUTUAL FUND SHARES VIA AN EXCHANGE
                                 FROM AN EXISTING HARTFORD MUTUAL FUND



THE HARTFORD MUTUAL FUNDS                                                     22

BUYING SHARES

                                 - Call your financial representative, plan administrator, or the transfer agent, at the number below to request an exchange.

                                 Note: The minimum amount when exchanging into a new fund is $1,000 per fund.

IN WRITING:
WITH CHECK
[CHECK GRAPHIC]                  -    Make out a check for the investment
                                      amount, payable to "The Hartford Mutual
                                      Funds."

                                 -    Complete the detachable investment slip
                                      from an account statement, or write a note specifying the fund name and share class, account number and the name(s) in which the account is registered.

                                 -    Deliver the check and your investment
                                      slip, or note, to the address listed
                                      below.

                                             The Hartford Mutual Funds
                                                   P.O. Box 9140
                                            Minneapolis, MN 55480-9140

BY EXCHANGE
[ARROW GRAPHIC]                  -    Write a letter of instruction indicating
                                      the fund names, share class, account
                                      number, the name(s) in which the accounts
                                      are registered, and your signature.

                                 -    Deliver these instructions to your
                                      financial representative or plan
                                      administrator, or mail to the address
                                      listed below.

                                            The Hartford Mutual Funds
                                                 P.O. Box 64387
                                             St. Paul, MN 55164-0387

                                 Note: The minimum amount when exchanging into a new fund is $1,000 per fund.

BY WIRE
[WIRE GRAPHIC]                   -    Instruct your bank to wire the amount of
                                      your investment to:

                                           US Bank National Association
                                           9633 Lyndale Ave S
                                           Bloomington, MN 55420-4270

                                           ABA #091000022, credit account no:
                                           1-702-2514-1341
                                           The Hartford Mutual Funds Purchase
                                           Account
                                           For further credit to: (Your name)
                                           Hartford Mutual Funds Account Number:
                                           (Your account number)

                                 Specify the fund name, share class, your account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

                                                   PHONE NUMBER:
                                             1-888-THE-STAG (843-7824)

                                     OR CONTACT YOUR FINANCIAL REPRESENTATIVE
                                             OR PLAN ADMINISTRATOR FOR
                                           INSTRUCTIONS AND ASSISTANCE.


THE HARTFORD MUTUAL FUNDS                                                     23

SELLING SHARES


SELLING SHARES

ON THE WEB
[INTERNET GRAPHIC]               To access your accounts

                                 -    Visit www.hartfordinvestor.com

                                 -    Select Mutual Funds on the menu bar

                                 -    Login by entering your User ID and
                                      password, and select Login. First time
                                      users will need to create a password by
                                      selecting the "Create User Name" link.

                                 Note: Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.

                                 To redeem shares directly to your bank account or as a check mailed to your address of record

                                 -    Click on "View Account Detail" for the
                                      appropriate account. Select "Redeem
                                      Shares" from the "Select Action" menu,
                                      next to the fund you want to redeem from.

                                 -    To redeem to your bank account, bank
                                      instructions must be submitted to the
                                      transfer agent in writing. Bank
                                      instructions added online are only
                                      available for purchases.

                                 -    Follow the instructions on the Redeem
                                      Shares Request pages to complete and
                                      submit the request.

                                 To redeem shares as an exchange from an
                                 existing Hartford Mutual Fund

                                 -    Click on "View Account Detail" for the
                                      appropriate account. Select "Exchange
                                      Shares" from the "Select Action" menu,
                                      next to the fund you want to exchange
                                      from.

                                 -    Follow the instructions on the Exchange
                                      Shares Request pages to complete and
                                      submit the request.

                                 Note: The minimum amount when exchanging into a new fund is $1,000 per fund.

BY LETTER                        In certain circumstances, you will need to make
                                 your request to sell shares in writing.
                                 Requirements for the written requests are shown
                                 below. A check will be mailed to the name(s)
                                 and address in which the account is registered
                                 or otherwise according to your letter of
                                 instruction. Overnight delivery may be
                                 requested for a nominal fee.

                                      -    Write a letter of instruction or
                                           complete a power of attorney
                                           indicating:

                                           -    Fund name

                                           -    Account number

                                           -    Share class

                                           -    The name(s) in which the account
                                                is registered

                                           -    Date of birth

                                           -    Residential address



THE HARTFORD MUTUAL FUNDS                                                     24

SELLING SHARES


                                           -    Social Security number

                                           -    Dollar value or the number of
                                                shares you wish to sell

                                      -    Include all authorized signatures and
                                           any additional documents that may be
                                           required (see below).

                                      -    Obtain a Medallion signature
                                           guarantee if*:

                                           -    You are requesting payment by
                                                check to an address of record
                                                that has changed within the past
                                                30 days

                                           -    You are selling more than
                                                $50,000 worth of shares

                                           -    You are requesting payment by
                                                check of more than $1,000 to an
                                                address of record that has
                                                changed within the past 30 days

----------
*    Please note that a notary public CANNOT provide a Medallion signature guarantee. Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

                                      -    Mail the materials to the address
                                           below or to your plan administrator.

                                 ADDITIONAL DOCUMENT REQUIREMENTS FOR WRITTEN
                                 REQUESTS:

                                 IRAS (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL)

                                      -    Signatures and titles of all persons
                                           authorized to sign for the account,
                                           exactly as the account is registered

                                      -    Indicate the amount of income tax
                                           withholding to be applied to your
                                           distribution.

                                 OWNERS OF CORPORATE OR ASSOCIATION ACCOUNTS:

                                      -    Corporate resolution, certified
                                           within the past twelve months,
                                           including signature of authorized
                                           signer(s) for the account

                                 OWNERS OR TRUSTEES OF TRUST ACCOUNTS:

                                      -    Signatures of the trustee(s)

                                      -    Copies of the trust document pages,
                                           certified within the past twelve
                                           months, which display the name and
                                           date of trust, along with the
                                           signature page.

                                 ADMINISTRATORS, CONSERVATORS, GUARDIANS, AND
                                 OTHER SELLERS OR IN SITUATIONS OF DIVORCE OR
                                 DEATH

                                      -    Call 1-888-843-7824 for instructions

BY PHONE
(PHONE GRAPHIC)                  -    Certain types of accounts may be redeemed
                                      by telephone. This is limited to
                                      non-retirement accounts or IRA plans where
                                      the shareowner is age 59 1/2 or older. For
                                      circumstances in which you need to request
                                      to sell shares in writing, see "Selling
                                      Shares by Letter."

                                 - Restricted to sales of up to $50,000 per shareowner any 7-day period.

                                 - Call the transfer agent to verify that the telephone redemption privilege is in place on an account, or to request the forms to add it to an existing account.



THE HARTFORD MUTUAL FUNDS                                                     25

SELLING SHARES


                                 - To place your order with a representative, call the transfer agent at the number below between 8 A.M. and 7 P.M. Eastern
                                      Time (between 7 A.M. and 6 P.M. Central
                                      Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between
                                      8:15 A.M. and 5 P.M. Central Time) on
                                      Friday.

                                 -    Complete transaction instructions on a
                                      specific account must be received in good order and confirmed by The Hartford Mutual
                                      Funds prior to 4 P.M. Eastern Time (3 P.M.
                                      Central Time) or the close of the NYSE,
                                      whichever comes first. Any transaction on an account received after the close of the NYSE will receive the next business day's offering price.

                                 - For automated service 24 hours a day using your touch-tone phone, call the number below.

BY ELECTRONIC FUNDS TRANSFER
(EFT) OR WIRE
(WIRE GRAPHIC)                   -    Fill out the "Bank Account or Credit Union
                                      Information" section of your new account
                                      application or the "Bank or Credit Union
                                      Information Form" to add bank instructions
                                      to your account.

                                 - EFT transactions may be sent for amounts of $50 - $50,000. Funds from EFT transactions are generally available by the third to fifth business day. Your bank may charge a fee for this service.

                                 - Wire transfers of amounts of $500 or more are available upon request. Generally, the wire will be sent on the next business day. Your bank may charge a fee for this service.

BY EXCHANGE
(ARROW GRAPHIC)                  -    Obtain a current prospectus for the fund
                                      into which you are exchanging by calling
                                      your financial representative or the
                                      transfer agent at the number below.

                                 - Call your financial representative or the transfer agent to request an exchange.

                                 Note: The minimum amount when exchanging into a new fund is $1,000 per fund.

CHECKWRITING - APPLIES TO MONEY MARKET FUND CLASS A SHARES ONLY

                                 -    Fill out the "Class A Money Fund
                                      Checkwriting Signature Card" section of
                                      your new account application.

                                 -    Verify that the shares to be sold were
                                      purchased more than 10 days earlier or
                                      were purchased by wire. Checks written on your account prior to the end of this period may result in those checks being returned to you for insufficient funds.

                                 - Write a check for any amount over $100 and sign each check as designated on the signature card.

                                 - You are entitled to distributions paid on your shares up to the time your check is presented to our bank for payment.

                                 - You may not write a check for the entire value of your account or close your account by writing a check.

                                 -    If the amount of your check is greater
                                      than the value of your Money Market Fund account, the fund will return your check for insufficient funds and your account will be charged a $25 service fee.

                                 -    Checks cleared and/or verified
                                      electronically will not be accepted.


To sell shares through a systematic withdrawal plan, see "Additional Investor Services" under Transaction Policies.


THE HARTFORD MUTUAL FUNDS                                                     26

SELLING SHARES

        ADDRESS:                                   PHONE NUMBER:
THE HARTFORD MUTUAL FUNDS                    1-888-THE-STAG (843-7824)
     P.O. BOX 64387
 ST. PAUL, MN 55164-0387         OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR PLAN
                                  ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.

THE HARTFORD MUTUAL FUNDS


THE HARTFORD MUTUAL FUNDS                                                     27

TRANSACTION POLICIES

VALUATION OF SHARES

The net asset value per share (NAV) is determined for the fund and each class as of the close of regular trading on the New York Stock Exchange ("NYSE") (typically 4:00 p.m. Eastern Time) on each business day that the NYSE is open. The net asset value for the fund is determined by dividing the value of the fund's net assets attributable to a class of shares by the number of shares outstanding for that class.

The fund generally uses market prices in valuing portfolio securities. If market quotations are not readily available or are deemed unreliable, the fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the fund's Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the exchange on which a portfolio security is principally traded but before the close of the NYSE that is expected to affect the value of the portfolio security. The circumstances in which the fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities; and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of securities principally traded on foreign markets, the fund uses a fair value pricing service approved by the fund's Board, which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign exchanges but before the close of the NYSE. Securities that are principally traded on foreign markets may trade on days that are not business days of the fund. Because the NAV of the fund's shares is determined only on business days of the fund, the value of foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the fund. Fair value pricing is subjective in nature and the use of fair value pricing by the fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using prevailing market values. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV per share.

BUY AND SELL PRICES

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

EXECUTION OF REQUESTS

The fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in "good order" (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordinvestor.com or consider sending your request in writing.

In unusual circumstances, the fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to three business days or longer, as allowed by federal securities laws.

REQUESTS IN "GOOD ORDER"

All purchase and redemption requests must be received by the fund in "good order". This means that your request must include:

-    Name, date of birth, residential address, and social security number.

-    The fund name, share class and account number.

-    The amount of the transaction (in dollars or shares).

- Signatures of all owners exactly as registered on the account (for mail requests).

-    Medallion Signature guarantees (if required).


THE HARTFORD MUTUAL FUNDS                                                     28

TRANSACTION POLICIES

-    Any supporting legal documentation that may be required.

TELEPHONE TRANSACTIONS

For your protection, telephone requests may be recorded in order to verify their accuracy. Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file. Also, for your protection, telephone redemptions are limited on accounts whose addresses have changed within the past 30 days.

EXCHANGES

You may exchange shares of the fund for shares of the same class of any Hartford Mutual Fund. The registration for both accounts involved must be identical. You may be subject to tax liability or sales charges as a result of your exchange. The fund reserves the right to amend or terminate the exchange privilege at any time, for any reason.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of the fund by a fund shareholder can disrupt the management of the fund, negatively affect the fund's performance, and increase expenses for all fund shareholders. In particular, frequent trading (i) can force the fund's portfolio manager to hold larger cash positions than desired instead of fully investing the funds, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the fund; and (iv) can trigger taxable gains for other shareholders. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when the fund invests in securities that are thinly traded (for example some small capitalization stocks) or are traded primarily in markets outside of the United States. Frequent traders, and in particular those using arbitrage strategies can dilute the fund's NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase the fund.

The Board of Directors of the fund has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders. The fund's policy is to discourage investors from trading in the fund's shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading. The fund reserves the right to reject any purchase order at any time and for any reason, without prior written notice. The fund also reserves the right to revoke the exchange privileges of any person at any time and for any reason. In making determinations concerning the revocation of exchange privileges, the fund may consider an investor's trading history in any Hartford Mutual Fund, including the person's trading history in any accounts under a person's common ownership or control.

It is the policy of the fund to permit only two "substantive round trips" by an investor within any single fund within a 90-day period.


A substantive round trip is a purchase of or an exchange into the same fund and a redemption of or an exchange out of the same fund in a dollar amount that the fund's transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund. When an additional transaction request for the fund is received within the 90-day period, the requested transaction will be rejected and the person requesting such transaction will be deemed an "Excessive Trader." All exchange and purchase privileges of an Excessive Trader shall be suspended within the fund for the first violation of the policy for a period of 90 days. For a second violation of the



THE HARTFORD MUTUAL FUNDS                                                     29

TRANSACTION POLICIES


policy, the exchange and purchase privileges of the Excessive Trader will be suspended indefinitely. If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the fund's transfer agent may terminate the registered representative's exchange and purchase privileges in the fund. Automatic programs offered by the fund such as dollar cost averaging and dividend diversification are exempt from the policy described above. In addition, the Money Market Fund is excluded from the policy.


The fund's policies for deterring frequent purchases and redemptions of fund shares by the fund shareholder are intended to be applied uniformly to all fund shareholders to the extent practicable. Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the fund. Because the fund receives these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the fund is substantially limited in its ability to identify or deter Excessive Traders or other abusive traders. The fund's procedures with respect to omnibus accounts will be as follows: (1) Where Hartford Administrative Service Company ("HASCO") is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy. (2) Where an intermediary will implement the Policy on behalf of HASCO, HASCO shall obtain an appropriate annual certification from such intermediary. (3) Where an intermediary has established reasonable internal controls and procedures for limiting exchange activity in a manner that serves the purposes of the Policy as determined by the Frequent Trading Review Committee (comprised of the funds' Chief Compliance Officer, Chief Legal Officer and a senior business leader of The Hartford), HASCO shall permit such intermediary to apply its policy in lieu of this Policy and obtain an appropriate annual certification. Finally, (4) where none of the foregoing occurs, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring. In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy. In addition, the fund's transfer agent will seek to obtain annual certifications from financial intermediaries that such intermediaries have established reasonable internal controls and procedures for limiting exchange activities in a manner that is consistent with the fund's policies concerning frequent purchases and redemptions of fund shares and are reasonably designed to obtain compliance with applicable rules relating to customer-order handling and abusive trading practices. Nonetheless, the fund's ability to identify and deter frequent purchases and redemptions of the fund's shares through omnibus accounts is limited, and the fund's success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the financial intermediaries.


In October 2007, new SEC rules became effective which require the fund and intermediaries to enter into written agreements intended to promote transparency in omnibus accounts. As the fund and intermediaries implement the requirements of the new rules, it is expected that the fund will be better able to apply its frequent trading policies to omnibus accounts.


The use of fair value pricing can serve both to make the fund less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors. Certain market timers seek to take advantage of pricing anomalies that can occur in fund shares resulting from the manner in which the NAV of the fund's shares is determined each day. Frequent trading in fund shares can dilute the value of long-term shareholders' interests in the fund if the fund calculates its NAV using closing prices that are no longer accurate. This can happen particularly in funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities. The fund's pricing procedures, particularly those procedures governing the determination of the "fair value" of securities for which market prices are not readily available (or are unreliable) for foreign securities may serve as a deterrent against harmful excessive trading in fund shares. For additional information concerning the fund's fair value procedures, please refer to "Valuation of Shares."

CERTIFICATED SHARES

Shares are electronically recorded and therefore share certificates are not issued.

SMALL ACCOUNTS
(NON-RETIREMENT ONLY)


THE HARTFORD MUTUAL FUNDS                                                     30

TRANSACTION POLICIES

If the total value of the fund in your account is less than $1,000 (for any reason), you may be asked to purchase more shares within 30 days. If you do not take action within this time, your fund may close out your account and mail you the proceeds. You will not be charged a CDSC if your account is closed for this reason.

SALES IN ADVANCE OF PURCHASE PAYMENTS

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 calendar days after the purchase.

SPECIAL REDEMPTIONS

Although it would not normally do so, the fund has the right to pay the redemption price of shares of the fund in whole or in part in portfolio securities. When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the fund during any 90 day period for any one account.

PAYMENT REQUIREMENTS

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to The Hartford Mutual Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the fund or HIFSCO has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the fund on behalf of customers, by phone or other electronic means, with payment to follow within the customary settlement period. If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

DIVIDENDS AND ACCOUNT POLICIES

ACCOUNT STATEMENTS In general, you will receive account statements as follows:

- after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

-    after any changes of name or address of the registered owner(s)

- in all other circumstances, every quarter during which there is activity in your account, and at least annually


Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.


If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.


DIVIDENDS AND DISTRIBUTIONS The fund intends to distribute substantially all of its net income to shareholders at least quarterly and capital gains will be distributed at least annually. Dividends from net investment income of the fund are normally declared and paid quarterly. Unless shareholders specify otherwise, all dividends and distributions received from the fund are automatically reinvested in additional full or fractional shares of the fund.


If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10. If the dividend is $10 or less, the amount will automatically be reinvested in the fund. If you would like to receive cash dividends, regardless of the amount,


THE HARTFORD MUTUAL FUNDS                                                     31

TRANSACTION POLICIES

you can establish an electronic funds transfer to your bank. Please call the fund for assistance in establishing electronic funds transfer transactions at 1-888-843-7824.


The fund seeks to maintain a target rate of distribution for each period. In order to do so, the fund may distribute less or more investment income than it earns on its investments each period. The fund may use accrued undistributed investment income to fulfill distributions made during periods in which the fund distributes more than the fund earns. The target rate of distribution is evaluated regularly and can change at any time. The target rate of distribution is not equivalent to the 30-day SEC yield of the fund.



TAXABILITY OF DIVIDENDS Dividends and distributions you receive from the fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from the fund's long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. The lower tax rates on qualified dividend income and long-term capital gains are currently scheduled to expire after 2010.



Some dividends paid in January may be taxable as if they had been paid the previous December.






TAXABILITY OF TRANSACTIONS Unless your shares are held in a qualified retirement account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction which will be long-term or short-term, depending upon how long you held your shares. You are responsible for any tax liabilities generated by your transactions. See your tax advisor if you sell shares held for less than six months at loss within 60 days of receiving a long-term capital gain distribution from the fund.



The fund may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.



A fund may be required to withhold U.S. Federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien and you are claiming reduced withholding under a tax treaty and there is no applicable tax treaty, if you have not properly completed and signed the appropriate IRS Form W-8, or you do not provide us with your Individual Taxpayer Identification Number (ITIN). If you are a non-resident alien and you are requesting a reduced tax withholding rate, you must give us your ITIN. You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status.









Distributions from the fund may also be subject to state, local and foreign taxes. You should consult your own tax adviser regarding the particular tax consequences of an investment in the fund.

ADDITIONAL INVESTOR SERVICES

ELECTRONIC TRANSFERS THROUGH AUTOMATED CLEARING HOUSE (ACH) allow you to initiate a purchase or redemption for as little as $50 or as much as $50,000 between your bank account and fund account using the ACH network. Sales charges and initial purchase minimums apply.


THE HARTFORD MUTUAL FUNDS                                                     32

TRANSACTION POLICIES


AUTOMATIC INVESTMENT PLAN (AIP) lets you set up regular investments from your bank account to the fund. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:


- Complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Funds Automatic Investment form.


- If you are using an AIP to open an account, you must invest a minimum of $50 per month into the fund. Once a fund is closed the automatic investment into it is stopped.


SYSTEMATIC WITHDRAWAL PLAN may be used for routine bill payments or periodic withdrawals from your account. To establish:

- Make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more.

- Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the fund is not advantageous to you, because of sales charges).

- Specify the payee(s). The payee may be yourself or any other party and there is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner.

- Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

- Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

DOLLAR COST AVERAGING PROGRAMS (DCA) let you set up monthly or quarterly exchanges from the fund to the same class of shares of another of The Hartford Mutual Funds. To establish:

- Complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Fund Dollar Cost Averaging form.

-    Be sure that the amount is for $50 or more.

-    Be sure that the accounts involved have identical registrations.

AUTOMATIC DIVIDEND DIVERSIFICATION (ADD) lets you automatically reinvest dividends and capital gains distributions paid by the fund into the same class of another of The Hartford Mutual Funds. To establish:

-    Fill out the relevant portion of the account application.

-    Be sure that the accounts involved have identical registrations.

RETIREMENT PLANS The Hartford Mutual Funds offer a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any fund offered by The Hartford Mutual Funds. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

DUPLICATE ACCOUNT STATEMENTS You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

DUPLICATE COPIES OF MATERIALS TO HOUSEHOLDS. Generally the fund will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the fund's records. The consolidation of these mailings, called householding, benefits the fund through reduced mailing expenses.


THE HARTFORD MUTUAL FUNDS                                                     33

TRANSACTION POLICIES

If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.


THE HARTFORD MUTUAL FUNDS                                                     34

FINANCIAL HIGHLIGHTS

Because the fund has not commenced operations, no financial highlight information is available for the fund.


THE HARTFORD MUTUAL FUNDS                                                     35

FUND CODE AND CUSIP NUMBER



                                              CLASS   FUND     CUSIP
NAME                                         SHARES   CODE     NUMBER
----                                         ------   ----   ---------
The Hartford Global Enhanced Dividend Fund      A     1582   41664L575
The Hartford Global Enhanced Dividend Fund      B     1583   41664L567
The Hartford Global Enhanced Dividend Fund      C     1584   41664L559



THE HARTFORD MUTUAL FUNDS                                                     36

                     [THIS PAGE IS INTENTIONALLY LEFT BLANK]

                     [THIS PAGE IS INTENTIONALLY LEFT BLANK]

FOR MORE INFORMATION

Two documents are available that offer further information on The Hartford Mutual Funds:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Additional information about the fund will be contained in the financial statements and portfolio holdings in the fund's annual and semi-annual reports. In the fund's annual report you will also find a discussion of the market conditions and investment strategies that will have significantly affected the fund's performance during the last fiscal year, as well as the independent registered public accounting firm's report. Because the fund has not commenced operations, the fund has not yet delivered an annual or semi-annual report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information on the fund.

A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into (which means it is legally a part of) this prospectus.

The fund makes available this prospectus and its SAI free of charge, on the fund's website at www.hartfordinvestor.com. The fund will make available its annual/semi-annual reports free of charge on the fund's website when such reports become available.

To request a free copy of the current SAI or annual/semi-annual reports when they become available, or for shareholder inquiries or other information about the fund, please contact the fund at:

BY MAIL:

The Hartford Mutual Funds
P.O. Box 64387
St. Paul, MN 55164-0387

(For overnight mail)
The Hartford Mutual Funds
500 Bielenberg Drive
Woodbury, MN 55125-1400

BY PHONE:

1-888-843-7824

ON THE INTERNET:

www.hartfordinvestor.com

Or you may view or obtain these documents from the SEC:

IN PERSON:

at the SEC's Public Reference Room in Washington, DC

Information on the operation of the SEC's public reference room may be obtained by calling 1-202-942-8090.

BY MAIL:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

ON THE INTERNET OR BY E-MAIL:

Internet: (on the EDGAR Database on the SEC's internet site) www.sec.gov

E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC FILE NUMBER:

The Hartford Mutual Funds, Inc. 333-02381/811-07589

THE HARTFORD MUTUAL FUNDS

     CLASS Y SHARES
     PROSPECTUS


     November 30, 2007


     THE HARTFORD GLOBAL ENHANCED DIVIDEND FUND

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.





     The Hartford Global Enhanced Dividend Fund is currently closed to new investors.


     THE HARTFORD MUTUAL FUNDS
     P.O. BOX 64387
     ST. PAUL, MN 55164-0387

                     [THIS PAGE IS INTENTIONALLY LEFT BLANK]

                                                                        CONTENTS


INTRODUCTION                            INTRODUCTION

A summary of the fund's goals,          The Hartford Global Enhanced Dividend
principal strategies, main risks,       Fund                                        5
performance and expenses

Description of other investment         Investment strategies and investment
strategies and investment risks         matters Terms used in this Prospectus       8

Investment manager and management fee   Management of the fund                     12
information

Information on your account             About your account                         15
                                        Class Y share investor requirements        15
                                        Compensation to Broker-Dealers,
                                        Financial Institutions and Other Persons   15
                                        Opening an account                         17
                                        Buying shares                              19
                                        Selling shares                             21
                                        Transaction policies                       23
                                        Dividends and account policies             26
                                        Additional investor services               27
Further information on the fund         Financial highlights                       28
                                        Fund code and CUSIP number                 30
                                        For more information                       back cover

INTRODUCTION

The fund has its own investment strategy and risk/reward profile. This prospectus relates to Class Y shares of the fund. The fund also offers Class A, Class B and Class C shares pursuant to a prospectus describing those classes. The fund also offers Class R3, Class R4, and Class R5 shares to certain qualified investors pursuant to separate prospectuses describing those classes. The fund also offers Class I shares only through advisory fee-based wrap programs sponsored by financial intermediaries having a selling, administration or similar agreement with the fund, pursuant to a separate prospectus describing that class. The fund is a part of the Hartford Funds ("Hartford Funds"). which is a family of mutual funds.


The fund is a series of The Hartford Mutual Funds, Inc. and is a diversified open-end management investment company. Information on the fund, including risk factors, can be found on the pages following this introduction.



The fund is currently closed to new investors.


The investment manager to the fund is Hartford Investment Financial Services, LLC ("HIFSCO"). The day-to-day portfolio management of the fund is provided by Hartford Investment Management Company. Information regarding HIFSCO and the sub-adviser is included under the section entitled "Management of the Funds" in this prospectus.

THE HARTFORD MUTUAL FUNDS, INC. HAS RECEIVED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION THAT PERMITS ITS INVESTMENT MANAGER, SUBJECT TO APPROVAL BY ITS BOARD OF DIRECTORS, TO CHANGE SUB-ADVISERS ENGAGED BY THE INVESTMENT MANAGER TO CONDUCT THE INVESTMENT PROGRAMS OF THE FUND WITHOUT SHAREHOLDER APPROVAL. FOR MORE INFORMATION, PLEASE SEE THIS PROSPECTUS UNDER "THE INVESTMENT MANAGER."

MUTUAL FUNDS ARE NOT BANK DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. BECAUSE YOU COULD LOSE MONEY BY INVESTING IN THE FUND, BE SURE TO READ ALL RISK DISCLOSURES CAREFULLY BEFORE INVESTING.

THE HARTFORD MUTUAL FUNDS

THE HARTFORD GLOBAL ENHANCED DIVIDEND FUND

INVESTMENT GOAL. The Hartford Global Enhanced Dividend Fund seeks a high level of current income. Capital appreciation is a secondary objective.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks to achieve its goal by taking long and short positions in domestic equity securities and foreign equity securities listed on U.S. exchanges, which can include American Depositary Receipts or "ADRs". Under normal circumstances, the fund invests at least 80% of its assets in dividend paying equity securities. The fund will take long positions in equity securities that Hartford Investment Management believes offer the potential for above average dividend yields and for attractive returns. The fund will sell short equity securities that Hartford Investment Management believes offer the potential for a below average dividend yield and which are likely to underperform. The fund seeks to enhance yield by using the proceeds from short sales to purchase additional equity securities that provide an above average dividend yield.

When the fund takes a long position, it purchases an equity security outright. When the fund takes a short position, it sells at the current market price an equity security that it does not own but has borrowed in anticipation that the market price of the equity security will decline. To complete, or close out, the short sale transaction, the fund purchases the same equity security in the market and returns it to the lender. The fund makes money when the market price of the borrowed equity security goes down and the fund is able to replace it for less than the fund earned by selling the equity security short. Conversely, if the price of the equity security goes up after the sale, the fund will lose money because it will have to pay more to replace the borrowed equity security than the fund received when it sold the equity security short.

The fund will generally hold long positions equal to approximately 140% of the fund's net assets and short positions equal to approximately 40% of the fund's net assets. However, the long and short positions held by the fund may change as market conditions change. The fund's long positions may range from 100% to 150% of the fund's net assets and its short positions may range from 0% to 50% of its net assets.


The fund will focus its investments on companies with market capitalizations similar to the Russell 3000 Index and a diverse selection of ADRs available across countries and sectors. As of May 31, 2007, the market capitalization of companies within the Russell 3000 Index ranged from approximately $15 million to $476 billion. The fund may take long and short positions in domestic equity securities and foreign equity securities listed on U.S. exchanges, which can include American Depositary Receipts or "ADRs". ADRs are certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or non-U.S. branch of a U.S. bank. ADRs are traded on a U.S. securities exchange, or on an over-the-counter market, and are denominated in U.S. dollars. Under normal market conditions, the fund's investments in ADRs will range from 40% to 70% of the fund's net assets (including investments in emerging markets countries).


The fund may engage in frequent and active trading of equity securities to achieve its investment objective.

Dividend yield is a primary consideration in selecting stocks. In addition to yield, Hartford Investment Management also uses a quantitative multifactor approach to bottom-up stock selection, utilizing a broad set of individual fundamental stock characteristics to model each stock's relative attractiveness, with a focus on those factors that have been demonstrated historically to drive market returns. These characteristics include factors designed to describe a company's business, its valuation, investors' response to the company and the company's management behavior and earnings quality. The fundamentals used may vary by industry sector. Hartford Investment Management frequently and consistently measures the characteristics of every stock in the eligible universe and incorporates these measurements in a rigorous, repeatable process that considers both volatility and correlations.

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

ADRs are subject to various risks of loss that are different from the risks of investing in securities of U.S.-based companies. Investments in ADRs may be affected by fluctuations in currency exchange rates, less liquid trading markets, greater price volatility, less publicly available information about issuers, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging securities markets. Also, if there is a rise in demand for the underlying security and it becomes less available to the market, the price of the ADR may rise, causing the fund to pay a premium in order to obtain the desired ADR. Conversely, changes in foreign market conditions or access to the underlying securities could result in a decline in the value of the ADR.

The fund's investment strategy may involve more risk than other funds that do not engage in short selling. In a short sale, the fund sells a borrowed security. The fund may not always be able to borrow the security at a particular time or at an acceptable price. Thus, there is risk that the fund may be unable to implement its investment strategy due to the lack of available stocks or for other reasons.

After selling the borrowed security, the fund is obligated to "cover" the short sale by purchasing and returning the security to the lender. If a security sold short increases in price, the seller may have to cover its short position at a higher price than the short sale price, resulting in a loss. Because the fund's loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss.

Short sales also involve other costs. The fund must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. In addition, to borrow the security, the fund may be required to pay a premium. The fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for the fund resulting from a short sale will be decreased, and the amount of any ultimate loss will be increased, by the amount of premiums, dividends, interest or expenses a Fund may be required to pay in connection with the short sale.

Until the fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets to cover the fund's short position. Securities held in a segregated account cannot be sold while the position they are covering is outstanding, unless they are replaced with similar securities. Additionally, the fund must maintain sufficient liquid assets (less any additional collateral held by the broker) to cover the short sale obligation. This may limit the fund's investment flexibility, as well as its ability to meet redemption requests or other current obligations.

By investing the proceeds received from selling securities short, the fund is employing a form of leverage. The use of leverage may increase the fund's exposure to long equity positions and make any change in the fund's NAV greater than without the use of leverage. This could result in increased volatility of returns. There is no guarantee that the fund will leverage its portfolio, or if it does, that the fund's leveraging strategy will be successful. The fund cannot guarantee that the use of leverage will produce a higher return on an investment.

The fund trades securities very actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

The fund's focus on dividend yielding investments significantly influences its performance. High dividend yielding investments as a group can fall out of favor with the market, causing the fund to underperform funds that do not focus on dividends. The fund's strategy of using the proceeds from short sales to purchase additional equity securities that provide an above average dividend yield will amplify the fund's underperformance when high dividend yielding investments are out of favor with the market. The fund's focus on dividend yielding investments and use of short sales may cause the fund's share price and total return to fluctuate more than the share price and total return of funds that do not focus on dividend yielding investments using a short selling strategy. The fund's focus on dividend yielding investments and use of short sales may result in the underperformance of the fund relative to broad market indices.

Hartford Investment Management's investment strategy will significantly influence performance. If Hartford Investment Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Hartford Investment Management's successful use of quantitative analysis of the prospects of particular companies.

The fund may take a short position in a security at the same time that other accounts managed by Hartford Investment Management take a long position in the same security, or take a long position in a security at the same time that other accounts managed by Hartford Investment Management take a short position in the same security. In addition, the fund may from time to time take a long or short position in a particular equity security while simultaneously taking the opposite position with respect to an exchange traded fund ("ETF") which includes such particular equity security as a constituent. ETFs are baskets of securities that, like stocks, trade on exchanges such as the American Stock Exchange and the New York Stock Exchange. These and other transactions undertaken on behalf of other accounts managed by Hartford Investment Management may adversely impact the fund. Transactions on behalf of other accounts managed by Hartford Investment Management may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the fund.

PAST PERFORMANCE. Because the fund has been in operation for less than one full calendar year, no performance history has been provided.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                         CLASS Y
                                                                         -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a percentage of
      offering price                                                      None
   Maximum deferred sales charge (load) (as a percentage of purchase
      price or redemption proceeds, whichever is less)                    None
   Exchange fees                                                          None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees (1)                                                    1.00%
   Distribution and service (12b-1) fees                                  None
   Other expenses
      Short sales program expenses(2)                                     0.40%
      All other expenses                                                  0.15%
      Total other expenses                                                0.55%
   Total annual operating expenses (1)(2)(3)                              1.55%


(1) HIFSCO has agreed to waive 100% of the management fee for the fund's first year of operation.

(2) The fund's prime broker charges certain service fees in connection with the administration of the fund's short positions. This amount also includes payments to lenders as substitute dividends on securities borrowed ("dividend expense"). Dividend expenses will vary based on dividends paid by the securities the fund sells short. This amount is estimated for the fund's current fiscal year.


(3) HIFSCO has voluntarily agreed to limit the total operating expenses of the Class Y shares of the fund, exclusive of taxes, interest expense, dividend expense, short sales program expenses, brokerage commissions, acquired fund fees and extraordinary expenses, to 1.25%. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)   CLASS Y
-------------------------------------   -------
Year 1                                    $158
Year 3                                    $490


THE HARTFORD MUTUAL FUNDS

INVESTMENT STRATEGIES AND INVESTMENT MATTERS

INVESTMENT RISKS GENERALLY

Many factors affect the fund's performance. There is no assurance that the fund will achieve its investment goal (investment objective), and investors should not consider any one fund alone to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in the fund.

The different types of securities, investments, and investment techniques used by the fund all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation or dividend yield and an investment in any stock is subject to, among other risks, the risk that the stock market as a whole may decline, thereby depressing the stock's price (market risk), or the risk that the price of a particular issuer's stock may decline due to its financial results (financial risk). With respect to debt securities, there exists, among other risks, the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument (credit risk, a type of financial risk). In addition, the value of debt instruments and other income-bearing securities generally rises and falls inversely with prevailing current interest rates (interest rate risk, a type of market risk). Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. As described below, an investment in the fund entails special additional risks.

USE OF MONEY MARKET INVESTMENTS FOR TEMPORARY DEFENSIVE PURPOSES

From time to time, as part of its principal investment strategy, the fund may invest some or all of its assets in cash or high quality money market securities for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent the fund is in a defensive position, the fund may lose the benefit of market upswings and limit its ability to meet its investment objective.

USE OF SHORT SALES

As part of its principal investment strategy, the fund will enter into short sales. In a short sale, the fund sells a borrowed security (typically from a broker or other institution). The fund may not always be able to borrow the security at a particular time or at an acceptable price. Thus, there is risk that the fund may be unable to implement its investment strategy due to the lack of available stocks or for other reasons. After selling the borrowed security, the fund is obligated to "cover" the short sale by purchasing the security and returning the security to the lender. If a security sold short increases in price, the fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. Because the fund's loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss.

Short sales also involve other costs. The fund must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. In addition, to borrow the security, the fund may be required to pay a premium. The fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for the fund resulting from a short sale will be decreased, and the amount of any ultimate loss will be increased, by the amount of premiums, dividends, interest or expenses the fund may be required to pay in connection with the short sale. Until the fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets to cover the fund's short position. Securities held in a segregated account cannot be sold while the position they are covering is outstanding, unless they are replaced with similar securities. Additionally, the fund must maintain sufficient liquid assets (less any additional collateral held by the broker) to cover the short sale obligation. This may limit the fund's investment flexibility, as well as its ability to meet redemption requests or other current obligations.

USE OF OPTIONS, FUTURES AND OTHER DERIVATIVES

The fund may purchase and sell options, enter into futures contracts and/or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates, inflation and other indices. These techniques permit the fund to gain exposure to a particular security, group of securities, interest rate or index, and thereby have the potential for the fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.

These techniques are also used to manage risk by hedging the fund's portfolio investments. Hedging techniques may not always be available to the fund, and it may not always be feasible for the fund to use hedging techniques even when they are available.

Derivatives have risks, however. If the issuer of the derivative instrument does not pay the amount due, the fund could lose money on the instrument. In addition, the underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way the fund's manager expected. As a result, the use of these techniques may result in losses to the fund or increase volatility in the fund's performance. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect.

FOREIGN INVESTMENTS

As part of its principal investment strategy, the fund may invest in foreign equity securities listed on U.S. exchanges, which can include American Depositary Receipts or "ADRs".

ADRs are securities traded on a U.S. securities exchange, or on an over-the-counter market, that represent interests in securities issued by a foreign publicly-listed company. ADRs have the same currency and economic risks as the underlying shares they represent.

Investments in the securities of foreign issuers involve significant risks that are not typically associated with investing in the securities of domestic issuers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations. Securities of some foreign issuers may be less liquid than securities of comparable domestic issuers. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities or loan transactions, thus making it difficult to execute such transactions. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign issuer than a domestic issuer. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of a fund, or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

INVESTMENTS IN EMERGING MARKETS

The fund may invest in emerging markets (through investments in foreign equity securities listed on U.S. exchanges, which can include ADRs) as part of its principal investment strategy.

The securities markets of Asian, Latin American, Eastern European, Middle Eastern, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. These risks are not normally associated with investments in more developed countries.

SMALL CAPITALIZATION COMPANIES

The fund may invest in securities of small capitalization companies as a part of its principal investment strategy.

Historically, small market capitalization stocks and stocks of recently organized companies have been more volatile in price than the larger market capitalization stocks often included in the S&P 500 Index. As a result, investing in the securities of such companies involves greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks. Small company stocks are frequently thinly traded and may have to be sold at a discount from current market prices or sold in small lots over an extended period of time. Small companies also often have limited product lines, markets or financial resources, may depend on or use a few key personnel for management, and may be susceptible to losses and risks of bankruptcy. The transaction costs associated with small company stocks are often higher than those of larger capitalization companies.

OTHER INVESTMENT COMPANIES

The fund is permitted to invest in other investment companies, including investment companies which may not be registered under the Investment Company Act of 1940, as amended (the "1940 Act"), such as holding company depository receipts ("HOLDRs"), but not as part of its principal investment strategy. The investment in other investment companies is limited in amount by the 1940 Act, and will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.


The fund's investments in investment companies may include various exchange-traded funds ("ETFs"), subject to the fund's investment objective, policies, and strategies as described in this prospectus. ETFs are baskets of securities that, like stocks, trade on exchanges such as the American Stock Exchange and the New York Stock Exchange. ETFs are priced continuously and trade throughout the day. ETFs may track a securities index, a particular market sector, or a particular segment of a securities index or market sector. Some types of equity ETFs are:


- "SPDRs" (S&P's Depositary Receipts), which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of an S&P Index. Holders of SPDRs are entitled to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the stocks in the S&P Index's underlying investment portfolio, less any trust expenses.

- "Qubes" (QQQQ), which invest in the stocks of the Nasdaq 100 Index, a modified capitalization weighted index that includes the stocks of 100 of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market. Qubes use a unit investment trust structure that allows immediate reinvestment of dividends.

- "iShares," which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of specific indexes.

- "HOLDRs" (Holding Company Depositary Receipts), which are trust-issued receipts that represent beneficial ownership in a specified group of 20 or more stocks. Unlike other ETFs, the fund can hold the group of stocks as one asset or unbundle the stocks and trade them separately, according to the fund's investment strategies.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector. Trading in an ETF may be halted if the trading in one or more of the ETF's underlying securities is halted. Although expense ratios for ETFs are generally low, frequent trading of ETFs by the fund can generate brokerage expenses.

Generally, the fund will not purchase securities of an investment company if, as a result: (1) more than 10% of the fund's total assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any such investment company being held by the fund, or (3) more than 5% of the fund's total assets would be invested in any one such investment company.

ABOUT THE FUND'S INVESTMENT GOAL

The fund's investment goal (or objective) may be changed without approval of the shareholders of the fund. The fund may not be able to achieve its goal.

CONSEQUENCES OF PORTFOLIO TRADING PRACTICES

The fund may have a relatively high portfolio turnover.

The fund may, at times, engage in short-term trading. Short-term trading could produce higher brokerage expenses for the fund and higher taxable distributions to the fund's shareholders and therefore could adversely affect the fund's performance. The fund is not managed to achieve a particular tax result for shareholders. Shareholders should consult their own tax adviser for individual tax advice.

TERMS USED IN THIS PROSPECTUS

Equity securities: Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options.

Foreign issuers: Foreign issuers include (1) companies organized outside the United States; (2) foreign governments and agencies or instrumentalities of foreign governments; and (3) issuers whose economic fortunes and risks are primarily linked with markets outside the United States. Certain companies organized outside the United States may not be deemed to be foreign issuers if the issuer's economic fortunes and risks are primarily linked with U.S. markets.

INVESTMENT POLICIES

The Global Enhanced Dividend Fund has a name which suggests a focus on a particular type of investment. In accordance with Rule 35d-1 under the Investment Company Act of 1940 (the "1940 Act"), the fund has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets in investments of the type suggested by its name, as set forth in the fund's Principal Investment Strategy section. This requirement is applied at the time the fund invests its assets. If, subsequent to an investment by the fund, this requirement is no longer met due to changes in value or capitalization of portfolio assets, the fund's future investments will be made in a manner that will bring the fund into compliance with this requirement. For purposes of this policy, "assets" means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. The fund's policy to invest at least 80% of its assets in such a manner is not a "fundamental" one, which means that it may be changed without the vote of a majority of the fund's outstanding shares as defined in the 1940 Act. The name of the fund may be changed without a majority vote of the fund's outstanding shares as defined in the 1940 Act. The name of the fund may be changed at any time by a vote of the fund's Board of Directors. However, Rule 35d-1 also requires that shareholders be given written notice at least 60 days prior to any change by a fund of its 80% investment policy covered by Rule 35d-1.

ADDITIONAL INVESTMENT STRATEGIES AND RISKS

The fund may invest in various securities and engage in various investment techniques which are not the principal focus of the fund and therefore are not described in this prospectus. These securities and techniques, together with their risks, are discussed in the fund's Statement of Additional Information ("SAI") which may be obtained free of charge by contacting the fund (see back cover for address phone number and website address).

DISCLOSURE OF PORTFOLIO HOLDINGS

The fund will disclose its complete month-end portfolio holdings on the fund's website at www.hartfordinvestor.com no earlier than 30 calendar days after the end of each month. The fund also will disclose on the fund's website the fund's largest ten holdings no earlier than 15 days after the end of each month. A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available (i) in the fund's SAI; and (ii) on the fund's website.

THE HARTFORD MUTUAL FUNDS

MANAGEMENT OF THE FUND

THE INVESTMENT MANAGER


Hartford Investment Financial Services, LLC ("HIFSCO") is the investment manager to the fund. HIFSCO is a wholly-owned, indirect subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"), a Connecticut financial services company with over $419.5 billion in assets under management as of September 30, 2007. At the same time, HIFSCO had over $52.2 billion in assets under management. HIFSCO is responsible for the management of the fund and supervises the activities of the investment sub-adviser described below. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.


The fund relies on an exemptive order from the Securities and Exchange Commission under which it uses a "Manager of Managers" structure. HIFSCO has responsibility, subject to oversight by the Board of Directors, to oversee the sub-adviser and recommend its hiring, termination and replacement. The exemptive order permits HIFSCO to appoint a new sub-adviser not affiliated with HIFSCO, with the approval of the Board of Directors and without obtaining approval from those shareholders that participate in the fund. Within 90 days after hiring any new sub-adviser, affected shareholders will receive information about the new sub-advisory relationship.

LITIGATION AND REGULATORY ACTIONS

Five putative multi-state class actions were filed in October 2004 and consolidated into one case, In re Hartford Mutual Funds Fee Litigation, pending before the United States District Court for the District of Connecticut, in which the plaintiffs made a wide range of allegations against The Hartford and other defendants relating, among other things, to fees charged to investors in certain of The Hartford Retail Mutual Funds. Following a motion by the defendants to dismiss the case, but before the court had yet ruled on the motion, the plaintiffs sought the court's permission to file a second amended complaint. In February 2007, the court granted the plaintiffs leave to amend. In the second amended complaint, the plaintiffs allege, among other things, that investors in the Hartford Advisers Fund, Hartford Capital Appreciation Fund, Hartford Dividend and Growth Fund, Hartford MidCap Fund, and Hartford Stock Fund were charged excessive fees during the period from February 27, 2003 through February 27, 2004. The defendants, which include The Hartford Financial Services Group, Inc., Hartford Investment Financial Services, LLC, Wellington Management Company, LLC, Hartford Investment Management Company, Hartford Securities Distribution Company, Inc., and PLANCO Financial Services Inc., intend to move to dismiss the second amended complaint. This litigation is not expected to result in a material adverse effect on the funds.

THE INVESTMENT SUB-ADVISER


Hartford Investment Management is a professional money management firm that provides services to investment companies, employee benefit plans, affiliated insurance companies and other institutional accounts. Hartford Investment Management is a wholly-owned subsidiary of The Hartford. As of September 30, 2007, Hartford Investment Management had investment management authority over approximately $143.1 billion in assets. Hartford Investment Management is principally located at 55 Farmington Avenue, Hartford, Connecticut 06105.


SOFT DOLLAR PRACTICES

The sub-adviser is responsible for the day-to-day portfolio management activities of the fund, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), the sub-adviser may obtain "soft dollar" benefits in connection with the execution of transactions for the fund. The sub-adviser may cause the fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for "brokerage and research services" (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-adviser receives these products and services. These products and services may be of value to the sub-adviser in advising its clients (including the fund), although not all of these products and services are necessarily useful and of value in managing the fund. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such "mixed use" items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own resources.

MANAGEMENT FEES

The fund pays a monthly management fee to HIFSCO based on a stated percentage of the fund's average daily net asset value as follows:

GLOBAL ENHANCED DIVIDEND FUND
AVERAGE DAILY NET ASSETS        ANNUAL RATE
-----------------------------   -----------
First $500 million                 1.00%
Next $500 million                  0.95%
Over $1 billion                    0.90%

(1) HIFSCO has voluntarily agreed to waive 100% of the management fee for the fund's first year of operation.

Because the fund has not commenced operations, information is not available regarding fees paid by the fund to HIFSCO.

A discussion regarding the basis for the Board of Directors' approval of the investment management and investment sub-advisory agreements of the fund will be available in the fund's report to shareholders.

PORTFOLIO MANAGERS OF THE FUND

The following person has primary responsibility for the day-to-day management of the fund's portfolio since inception. The fund's SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the fund.

GLOBAL ENHANCED DIVIDEND FUND The fund is managed by Paul Bukowski.

Paul Bukowski, Vice President of Hartford Investment Management, has served as portfolio manager of the fund since its inception. Mr. Bukowski, who has 12 years of investment management experience, joined Hartford Investment Management in 2005. Before joining Hartford Investment Management, he was a senior quantitative portfolio analyst for ING's large-cap growth strategy from 2004. Prior to 2004, Mr. Bukowski was with Callard & Ogden Investment Management where he was responsible for quantitative analysis, fund research, and managed several core and growth portfolios. He also created investment systems, including databases and front-end user interfaces, and was responsible for managing several core and growth portfolios. Mr. Bukowski earned a BA in Statistics and Computer Science from the University of Wisconsin and an MBA in Finance and Policy from the University of Chicago. He holds the Chartered Financial Analyst designation and is a fellow of the Casualty Actuarial Society.

THE HARTFORD MUTUAL FUNDS

ABOUT YOUR ACCOUNT

CLASS Y SHARE INVESTOR REQUIREMENTS

Except as described below, Class Y shares offered through this prospectus are available to the following investors. Individual investors must invest at least $10 million in Class Y shares of a fund. The following types of institutional investors must invest at least $1 million in Class Y shares of the fund: (1) employee benefit or retirement plans which have (a) at least $10 million in plan assets, or (b) 750 or more employees eligible to participate at the time of purchase; (2) banks and insurance companies or other large institutional investors; (3) investment companies; (4) employee benefit or retirement plans of The Hartford, Wellington Management or broker-dealer wholesalers and their affiliates; (5) non-profit organizations, charitable trusts, foundations and endowments; and (6) trust companies with assets held in a fiduciary, advisory, custodial or similar capacity over which the trust company has full or shared investment discretion. Retirement and/or employee benefit plans purchasing shares through (i) a record-keeper or a trust company that performs participant level record-keeping or other administrative services on behalf of such plans or
(ii) a trading platform, may purchase Class Y shares of the fund provided that such record-keeper or trust company and, if applicable, the trading platform, has entered into an agreement for such purposes with the distributor and/or its affiliates. Retirement and/or employee benefit plans purchasing Class Y shares through such a record-keeper, trust company or trading platform are not subject to a minimum investment amount.

Class Y shares are also offered through Hartford's Retirement Plans Prospectus, which offers Class R3, Class R4, Class R5 and Class Y shares of certain other series of The Hartford Mutual Funds, Inc. Retirement Plans Prospectus is available to employee benefit or retirement plans which have (a) at least $10 million in plan assets, or (b) 750 or more employees eligible to participate at the time of purchase; and employee benefit or retirement plans of The Hartford, Wellington Management or broker-dealer wholesalers and their affiliates. However, employee benefit plans and/or retirement plans purchasing shares through (i) a record-keeper or a trust company that performs participant level record-keeping or other administrative services on behalf of such plans or (ii) a trading platform may purchase Class Y shares of the fund provided that such record-keeper or trust company and, if applicable, the trading platform, has entered into an agreement for such purposes with the distributor and/or its affiliates. If you are a retirement plan administrator or fiduciary, or meet the definition of these other institutional investors, you should consult Hartford's Retirement Plans Prospectus. Hartford, in its sole discretion, may accept purchases of Class Y shares from other purchasers not listed above.

ADDITIONAL COMPENSATION TO BROKER-DEALERS, FINANCIAL INSTITUTIONS AND OTHER PERSONS ("FINANCIAL INTERMEDIARIES") In addition to the commissions (which may be paid or reallowed to Financial Intermediaries from an applicable sales charge and/or advanced to Financial Intermediaries) and Rule 12b-1 fees that are described above and in the SAI, the distributor and its affiliates pay, out of their own assets, significant additional compensation to Financial Intermediaries (who may or may not be affiliates of the distributor) in connection with the sale and distribution of the fund's shares ("Additional Payments") based on a number of factors that are described below and in the fund's SAI.

These Additional Payments are generally based on average net assets (or on aged assets, i.e., assets held over one year) of the fund attributable to a particular Financial Intermediary, on sales of the fund's shares attributable to a particular Financial Intermediary, and/or on reimbursement of ticket charges, and may, but are normally not expected to, exceed, in the aggregate, 0.44% of the average net assets of the fund attributable to a particular Financial Intermediary.

Such Additional Payments are generally made for the placement of the fund on a Financial Intermediary's list of mutual funds available for purchase by its customers and/or for including the fund within a group of mutual funds that receive special marketing focus. Certain additional compensation arrangements are discussed below.


Apart from the Additional Payments, additional compensation arrangements may take the form of, among others: (1) "due diligence" payments for a Financial Intermediary's examination of the fund and payments for providing extra employee training and information relating to the fund and (2) "marketing support" fees for providing assistance in promoting the sale of the fund's shares ("Other Compensation"). Subject to FINRA regulations, HIFSCO and its affiliates may contribute Other Amounts to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions in which participants may receive prizes such as travel awards, merchandise and cash and/or investment research pertaining to particular securities and other financial instruments or to the securities and financial markets generally, educational information and related support materials and hardware and/or software. HIFSCO and its affiliates may also pay for the travel expenses, meals, lodging and entertainment of Financial Intermediaries and their salespersons and guests in connection with education, sales and promotional programs, subject to applicable FINRA regulations. These programs, which may vary for different Financial Intermediaries, will not change the price an investor will pay for shares or the amount that the fund will receive from such sale. Incurred payments of Other Compensation did not exceed $1.1 million per Financial Intermediary for the calendar year ended December 31, 2006.

Additional Payments, including Other Compensation, may also pertain to the sale and distribution of other investment products distributed by affiliates of the distributor, and may, in some cases, act as a financial incentive for a Financial Intermediary to recommend the purchase of one fund over another fund. Additional Payments to Financial Intermediaries in connection with the sale and distribution of the fund's shares are negotiated based on a range of factors, including, but not limited to, reputation in the industry, ability to attract and retain assets (including distribution of particular classes of the fund's shares), target markets, customer relationships and quality of service. No one factor is determinative of the type or amount of Additional Payments to be provided and factors are weighed in the assessment of such determination.

For the calendar year ended December 31, 2006, HIFSCO or its affiliates incurred approximately $32.6 million in total Additional Payments, including Other Compensation (excluding travel expenses, meals, lodging and entertainment of Financial Intermediaries and their salespersons) to Financial Intermediaries, of which approximately $13.7 million was incurred with respect to Edward D. Jones & Co., L.P. For the calendar year ended December 31, 2006, total travel expenses, meals, lodging and entertainment of Financial Intermediaries and their salespersons did not in the aggregate exceed approximately $3.6 million.

As of January 1, 2007, HIFSCO has entered into arrangements to make Additional Payments, including Other Compensation (excluding travel expenses, meals, lodging and entertainment of Financial Intermediaries and their salespersons), to: A.G. Edwards & Sons, Inc., AIG Advisors Group, Inc., (Advantage Capital Corp., AIG Financial Advisors, American General, FSC Securities Corp., Royal Alliance Associates, Inc.), Allen & Company of FL, Inc., American General Securities, Inc., American Independent Securities Group, LLC, AmSouth Investment Services, Anchor Investment Services, Inc., Associated Investment Services, Inc., Associated Securities Corporation, Banc of America Investment Services, Inc., BancorpSouth Services, Banc West Investment Services, B.C. Ziegler & Company, BNY Investment Center, Inc., BOSC, Inc., Brookstreet Securities Corp., Cadaret Grant & Co., Inc., Cambridge Investment Research, Cantella & Company, Inc., Capital Analysts, Inc., Capital Investment Group, Inc., Centaurus Financial Inc., Charles Schwab & Co., Inc., Chase Investment Services Corporation, Citicorp Investment Services, Citigroup Global Markets, Inc., Colonial Brokerage, Inc., Comerica Securities, Commerce Brokerage Services, Inc., Commerce Capital Markets, Inc., Commonwealth Financial Network, Commonwealth Financial Services, Crown Capital Securities, LP, Cuna Brokerage Services, CUSO Financial Services, L.P., Dominion Investor Services, Duerr Financial Corp, Eagle One Investments, Edward D. Jones & Co., Empire Securities Corp, Equity Securities Corp, Equity Services, Inc., Essex National Securities, Inc., Ferris Baker Watts, Inc., FFP Securities, Inc., Fidelity Investments, Fifth Third Securities, Financial Planning Consultants, Inc., Fintegra, LLC, First Allied Securities, Inc., First Citizens Investor Services, Inc., First Heartland Capital Inc., First Tennessee Brokerage, Inc., Fiserv Brokerage Services, Inc., Frost Brokerage Services, Inc., Geneos Wealth Management, Inc., Girard Securities Inc., Grant Bettingen, Great American Advisors, Inc., H. Beck, Inc., H&R Block, Harbour Investments, Harvest Capital, LLC, HBW Securities, LLC, Hefren-Tillotson Inc., Hilliard Lyons, HSBC Brokerage USA, Huntington Investment Co., IFMG Securities, Inc., ING Advisor Network (Financial Network Investment Corporation, Inc., ING Financial Partners, Inc., Keybanc Capital Markets, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Independent Financial Group, LLC, Investment Professionals, Inc., Investors Capital Corp., Investors Security Company, Inc., Janney Montgomery Scott, J.J.B. Hilliard, Jefferson Pilot Securities Corp, KMS Financial Services, Inc., KNBT Securities Inc., Kovack Securities, Inc., LaSalle Financial Services, LaSalle Street Securities, LLC, Lincoln Financial Advisors Group, Linsco/Private Ledger Corp., M&T Securities Inc., Merrill Lynch Pierce Fenner & Smith, Mid Atlantic Capital Corp, Money Concepts Capital Corp, Morgan Keegan & Company, Inc., Morgan Stanley DW Inc., Mutual Service Corporation, National Advisors Trust, National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), New England Securities, Newbridge Securities, NEXT Financial Group, Inc., North Ridge Securities Corp, Oppenheimer & Co, Inc., Pacific West Securities, Inc., Prime Capital Services, Inc., ProEquities, Inc., Prospera Financial Securities, Inc., QA3 Financial Corp., Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Dain Rauscher, RDM Investment Services, Robert W. Baird, Scott & Stringfellow Inc., Securian, Securities America, Inc., Securities Service Network, Inc., Sigma Financial Corp, Sorrento Pacific Financial, Spectrum Capital, Inc., Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, SunAmerica Securities, Inc., Suntrust Investment Services, TD Waterhouse, Inc., The Huntington Investment Company, TFS Securities, Inc., Transamerica Financial Advisors Inc., Triad Advisors, Inc., UBS Financial Services Inc., UnionBanc Investment Services LLC, United Heritage Financial Services, U.S. Bancorp Investments Inc., Uvest Financial Services Group, Inc., Vision Investment Services, Inc, Vorpahl Wing Securities, Wachovia Securities, LLC, Wall Street Financial Group, Webster Investment Services, Inc, Wells Fargo Investments, WM Financial Services, Inc., Workman Securities Corp, WRP Investments, Inc., XCU Capital Corp., and Woodbury Financial Services, Inc. (an indirect wholly-owned subsidiary of The Hartford). HIFSCO may enter into arrangements with other Financial Intermediaries to make such Additional Payments and Other Compensation.

In addition to the above payments, HIFSCO and its affiliates, out of their own assets, may pay compensation for subaccounting, administrative and/or shareholder processing services as described below.

ADDITIONAL COMPENSATION TO SERVICING INSTITUTIONS AND OTHER PERSONS ("SERVICING INTERMEDIARIES") FOR SUBACCOUNTING, ADMINISTRATIVE AND/OR SHAREHOLDER PROCESSING SERVICES. In addition to payments made in connection with the sale and distribution of the fund's shares (described above) and administration and Rule 12b-1 fees paid by the fund, the distributor and its affiliates pay, out of their own assets, significant additional compensation to Servicing Intermediaries (who may or may not be affiliates of the distributor) in connection with subaccounting, administrative and/or shareholder processing services ("Servicing Compensation") based on a number of factors described below.

Servicing Compensation is generally based on average net assets of the funds attributable to a particular Servicing Intermediary, and may, but is normally not expected to, exceed, in the aggregate, 0.20% of the average net assets of the funds attributable to a particular Servicing Intermediary. Such Servicing Compensation is generally made for subaccounting, administrative and/or shareholder processing services. These programs, which may vary for different Servicing Intermediaries, will not change the price an investor will pay for shares. This Servicing Compensation may act as a financial incentive for a Servicing Intermediary in choosing to provide services to one fund over another fund.

The Servicing Compensation to Servicing Intermediaries is negotiated based on a range of factors, including, but not limited to, reputation in the industry, customer relationships and quality of service. No one factor is determinative of the amount of Servicing Compensation to be provided and factors are weighed in the assessment of such determination. For the year ended December 31, 2006, HIFSCO incurred approximately $250,000 in total Servicing Compensation to Servicing Intermediaries and an incurred payment of such Servicing Compensation did not exceed $210,000 for any Servicing Intermediary.

As of January 1, 2007, HIFSCO has entered into arrangements to pay Servicing Compensation to: The 401(k) Company, American Century Investment Management, Inc.; AmeriMutual Funds Distributor, Inc.; Ameriprise Financial Services, Inc.; BenefitStreet, Inc.; Diversified Investment Advisors, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. ("Fidelity"); Gold Trust Company GWFS Equities, Inc.; Invesmart, Inc. & Invesmart Securities, LLC; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; Reliance Trust Company; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc, and Upromise Investments, Inc. HIFSCO may enter into arrangements with other Servicing Intermediaries to pay such Servicing Compensation.

Servicing Compensation is also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the fund. Although some arrangements are based on average net assets attributable to the Servicing Intermediary, such Servicing Intermediaries are generally paid a per account fee ranging to no more than $16 per account. As of January 1, 2007, such Servicing Intermediaries paid by HASCO are: ADP Broker-Dealer, Inc.; A.G. Edwards; American Stock Transfer and Trust Company; CPI Qualified Plan Consultants, Inc; SunGard InstitutionalBrokerage Inc.; Expert Plan, Inc.; Fiserv Trust Company; Gail Weiss & Associates, Inc.; Gem Group L.P.; Hewitt Associates LLC; Legette Actuaries, Inc.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Ceridian Retirement Plan Services, Inc.; Northeast Retirement Services, Inc.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Swerdlin & Company; and Stanton Trust Company N.A. Other Servicing Intermediaries may be paid by HASCO in the future.

OPENING AN ACCOUNT


IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What this means for you: When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver's license or other identifying documents.



For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business or entity. What this means for you: when you open an account or establish a relationship, we will ask for your business name, a street address and a tax identification number, that Federal law requires us to obtain. We appreciate your cooperation.



If a fund is not able to adequately identify you within the time frames set for in the law, your shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption. you may also incur any applicable sales charge.


Please note that if you are purchasing shares through your employer's tax qualified retirement plan, you may need to call the administrator of the plan for details on purchases, redemptions and other account activity. Although brokers may be compensated for the sale of Class Y shares in certain cases, there will be no cost to you.

1    Read this prospectus carefully.

2 Determine how much you want to invest. The minimum initial investment for each fund is $1 million ($10 million if you do not qualify as one of the types of institutional investors listed above), although this minimum may be waived at the discretion of the fund's officers or may not apply under certain circumstances (see page 15, "Class Y Share Investor Requirements" for further information).

3 Complete the appropriate parts of the account application including any privileges desired. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional form if you want to add privileges later. If you have questions, please contact your financial representative or call the transfer agent at the number shown below.

-    Make your initial investment selection.

               ADDRESS:                               PHONE NUMBER:
      THE HARTFORD MUTUAL FUNDS                 1-888-THE-STAG (843-7824)
            P.O. BOX 64387
       ST. PAUL, MN 55164-0387          OR CONTACT YOUR FINANCIAL REPRESENTATIVE
                                         OR PLAN ADMINISTRATOR FOR INSTRUCTIONS
                                                     AND ASSISTANCE.

THE HARTFORD MUTUAL FUNDS

BUYING SHARES

                    OPENING AN ACCOUNT                ADDING TO AN ACCOUNT
              ------------------------------   ---------------------------------
BY CHECK      -    Make out a check for the    -    Make out a check for the
[CHECK             investment amount,               investment amount, payable
GRAPHIC]           payable to "The Hartford         to "The Hartford Mutual
                   Mutual Funds."                   Funds."

              -    Deliver the check and       -    Fill out the detachable
                   your completed                   investment slip from an
                   application to your              account statement. If no
                   financial representative,        slip is available, include a
                   plan administrator or            note specifying the fund
                   mail to the address              name, your share class, your
                   listed below.                    account number and the
                                                    name(s) in which the account
                                                    is registered.

                                               -    Deliver the check and your
                                                    investment slip or note to
                                                    your financial
                                                    representative, plan
                                                    administrator or mail to the
                                                    address listed below.

BY EXCHANGE   -    Call your financial         -    Call your financial
[ARROW             representative, plan             representative, plan
GRAPHIC]           administrator or the             administrator or the
                   transfer agent at the            transfer agent at the number
                   number below to request          below to request an
                   an exchange.                     exchange.

BY WIRE       -    Deliver your completed      -    Instruct your bank to wire
[WIRE              application to your              the amount of your
GRAPHIC]           financial representative,        investment to:
                   or mail it to the address
                   below.                           U.S. Bank National
                                                    Association
              -    Obtain your account              ABA #091000022, credit
                   number by calling your           account no. 1-702-2514-1341
                   financial representative         The Hartford Mutual Funds
                   or the phone number              Purchase Account
                   below.                           For further credit to:
                                                    (your name)
              -    Instruct your bank to            Hartford Mutual Funds
                   wire the amount of your          Account Number:
                   investment to:                   (your account number)

                   U.S. Bank National          Specify the fund name, your share
                   Association                 class, your account number and
                   9633 Lyndale Ave S.         the name(s) in which the account
                   Bloomington MN 55420-4270   is registered. Your bank may
                   ABA #091000022, credit      charge a fee to wire funds.
                   account no.
                   1-702-2514-1341

                   The Hartford Mutual Funds
                   Purchase Account For
                   further credit to:
                   (your name)
                   Hartford Mutual Funds
                   Account Number:
                   (your account number)

              Specify the fund name, your
              choice of share class, the new
              account number and the name(s)
              in which the account is
              registered. Your bank may
              charge a fee to wire funds.

BY PHONE      -    See "By Wire" and "By       -    Verify that your bank or
[PHONE             Exchange"                        credit union is a member of
GRAPHIC]                                            the Automated Clearing House
                                                    (ACH) system.

                                               -    Complete the 'Telephone
                                                    Exchanges and Telephone
                                                    Redemption' and 'Bank
                                                    Account or Credit Union
                                                    Information' sections on

                                                    your account application.

                                               -    Call the transfer agent at
                                                    the number below to verify
                                                    that these features are in
                                                    place on your account.

                                               -    Tell the transfer agent
                                                    representative the fund
                                                    name, your share class, your
                                                    account number, the name(s)
                                                    in which the account is
                                                    registered and the amount of
                                                    your investment.

To open or add to an account using the Automatic Investment Plan, see "Additional Investor Services" on page 27.

               ADDRESS:                               PHONE NUMBER:
      THE HARTFORD MUTUAL FUNDS                1-888-THE-STAG (843-7824)
            P.O. BOX 64387
       ST. PAUL, MN 55164-0387          OR CONTACT YOUR FINANCIAL REPRESENTATIVE
                                        OR PLAN ADMINISTRATOR FOR INSTRUCTIONS
                                                    AND ASSISTANCE.

THE HARTFORD MUTUAL FUNDS

SELLING SHARES IN WRITING


BY LETTER
[LETTER GRAPHIC]        -    Write a letter of instruction or complete a power
                             of attorney indicating the fund name, your share
                             class, your account number, the name(s) in which
                             the account is registered and the dollar value or
                             number of shares you wish to sell.

                        - Include all signatures and any additional documents that may be required (see "Selling Shares in Writing").

                        -    Mail the materials to the address below.

                        - A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your letter of instruction. Overnight delivery may be requested for a nominal fee.

BY PHONE
[PHONE GRAPHIC]         -    Restricted to sales of up to $50,000 in any 7-day
                             period.

                        - To place your order with a representative, call the transfer agent at the number below between 8 A.M.
                             and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M.
                             Central Time) Monday through Thursday and between
                             9:15 A.M. and 6 P.M. Eastern Time (between 8:15
                             A.M. and 5 P.M. Central Time) on Friday. Complete transaction instructions on a specific account must be received in good order and confirmed by the Hartford Mutual Funds prior to 4 P.M. Eastern Time
                             (3 P.M. Central Time) or the close of the NYSE, whichever comes first. Any transaction on an account received after the close of the NYSE will receive the next business day's offering price.

                        - For automated service 24 hours a day using your touch-tone phone, call the number shown below.

BY WIRE OR ELECTRONIC
FUNDS TRANSFER (EFT)
[WIRE GRAPHIC]          -    Fill out the "Telephone Exchanges and Telephone
                             Redemption" and "Bank Account or Credit Union
                             Information" sections of your new account
                             application.

                        - Call the transfer agent to verify that the telephone redemption privilege is in place on an account, or to request the forms to add it to an existing account.

                        - Amounts of $500 or more will be wired on the next business day. Your bank may charge a fee for this service.

                        - Amounts of less than $500 may be sent by EFT or by check. Funds from EFT transactions are generally available by the second business day. Your bank may charge a fee for this service. Wire transfers are available upon request.

                        - Phone requests are limited to amounts up to $50,000 in a 7-day period.

BY EXCHANGE
[ARROW GRAPHIC]         -    Obtain a current prospectus for the fund into which
                             you are exchanging by calling your financial
                             representative or the transfer agent at the number
                             below.

                        - Call your financial representative or the transfer agent to request an exchange.

BY LETTER

In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, as shown in the table below. You may also need to include a Medallion signature guarantee, which protects you against fraudulent orders. You will need a Medallion signature guarantee if:

[LETTER GRAPHIC]        -    your address of record has changed within the past
                             30 days

                        -    you are selling more than $50,000 worth of shares

                        - you are requesting payment other by a check of more than $1,000 to an address of record that has changed within the past 30 days


Please note that a notary public CANNOT provide a Medallion signature guarantee. Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

               ADDRESS:                              PHONE NUMBER:
      THE HARTFORD MUTUAL FUNDS                1-888-THE-STAG (843-7824)
            P.O. BOX 64387
       ST. PAUL, MN 55164-0387          OR CONTACT YOUR FINANCIAL REPRESENTATIVE
                                        OR PLAN ADMINISTRATOR FOR INSTRUCTIONS
                                                    AND ASSISTANCE.

THE HARTFORD MUTUAL FUNDS

TRANSACTION POLICIES

VALUATION OF SHARES

The net asset value per share (NAV) is determined for the fund and each class as of the close of regular trading on the New York Stock Exchange ("NYSE") (typically 4:00 p.m. Eastern Time) on each business day that the NYSE is open. The net asset value for the fund is determined by dividing the value of the fund's net assets attributable to a class of shares by the number of shares outstanding for that class.

The fund generally uses market prices in valuing portfolio securities. If market quotations are not readily available or are deemed unreliable, the fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the fund's Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the exchange on which a portfolio security is principally traded but before the close of the NYSE that is expected to affect the value of the portfolio security. The circumstances in which the fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities; and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of securities principally traded on foreign markets, the fund uses a fair value pricing service approved by the fund's Board, which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign exchanges but before the close of the NYSE. Securities that are principally traded on foreign markets may trade on days that are not business days of the fund. Because the NAV of the fund's shares is determined only on business days of the fund, the value of foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the fund. Fair value pricing is subjective in nature and the use of fair value pricing by the fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using prevailing market values. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV per share.

BUY AND SELL PRICES

When you buy shares, you pay the NAV. When you sell shares, you receive the NAV.

EXECUTION OF REQUESTS

The fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in "good order" (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordinvestor.com or consider sending your request in writing.

Although the fund does not charge a transaction fee, you may be charged a fee by brokers for the purchase or sale of the fund's shares. This transaction fee is separate from any sales charge that the fund may apply.

In unusual circumstances, the fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to three business days or longer, as allowed by federal securities laws.

REQUESTS IN "GOOD ORDER"

All purchase and redemption requests must be received by the fund in "good order". This means that your request must include:

-    Name, date of birth, residential address, and social security number.

-    The fund name, share class and account number.

-    The amount of the transaction (in dollars or shares).

- Signatures of all owners exactly as registered on the account (for mail requests).

-    Medallion signature guarantees (if required).

-    Any supporting legal documentation that may be required.

TELEPHONE TRANSACTIONS

For your protection, telephone requests may be recorded in order to verify their accuracy. Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file. Also, for your protection, telephone redemptions are limited on accounts whose addresses have changed within the past 30 days.

EXCHANGES

You may exchange shares of the fund for shares of the same class of any other Hartford Fund. The registration for both accounts involved must be identical. You may be subject to tax liability as a result of your exchange. The fund reserves the right to amend or terminate the exchange privilege at any time, for any reason.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of the fund by a fund shareholder can disrupt the management of the fund, negatively affect the fund's performance, and increase expenses for all fund shareholders. In particular, frequent trading (i) can force the fund's portfolio manager to hold larger cash positions than desired instead of fully investing the funds, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the fund; and (iv) can trigger taxable gains for other shareholders. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when the fund invests in securities that are thinly traded (for example some small capitalization stocks) or are traded primarily in markets outside of the United States. Frequent traders, and in particular those using arbitrage strategies can dilute the fund's NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase the fund.

The Board of Directors of the fund has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders. The fund's policy is to discourage investors from trading in the fund's shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading. The fund reserves the right to reject any purchase order at any time and for any reason, without prior written notice. The fund also reserves the right to revoke the exchange privileges of any person at any time and for any reason. In making determinations concerning the revocation of exchange privileges, the fund may consider an investor's trading history in any Hartford Mutual Fund, including the person's trading history in any accounts under a person's common ownership or control.

It is the policy of the fund to permit only two "substantive round trips" by an investor within any single fund within a 90-day period.


A substantive round trip is a purchase of or an exchange into the same fund and a redemption of or an exchange out of the same fund in a dollar amount that the fund's transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund. When an additional transaction request for the fund is received within the 90-day period, the requested transaction will be rejected and the person requesting such transaction will be deemed an "Excessive Trader." All exchange and purchase privileges of an Excessive Trader shall be suspended within the fund for the first violation of the policy for a period of 90 days. For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader will be suspended indefinitely. If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the fund's transfer agent may terminate the registered representative's exchange and purchase privileges in the fund. Automatic programs offered by the fund such as dollar cost averaging and dividend diversification are exempt from the policy described above. In addition, the Money Market Fund is excluded from this policy.


The fund's policies for deterring frequent purchases and redemptions of fund shares by the fund shareholder are intended to be applied uniformly to all fund shareholders to the extent practicable. Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the fund. Because the fund receives these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the fund is substantially limited in its ability to identify or deter Excessive Traders or other abusive traders. The fund's procedures with respect to omnibus accounts will be as follows: (1) Where Hartford Administrative Service Company ("HASCO") is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy. (2) Where an intermediary will implement the Policy on behalf of HASCO, HASCO shall obtain an appropriate annual certification from such intermediary. (3) Where an intermediary has established reasonable internal controls and procedures for limiting exchange activity in a manner that serves the purposes of the Policy as determined by the Frequent Trading Review Committee (comprised of the funds' Chief Compliance Officer, Chief Legal Officer and a senior business leader of The Hartford), HASCO shall permit such intermediary to apply its policy in lieu of this Policy and obtain an appropriate annual certification. Finally, (4) where none of the foregoing occurs, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring. In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy. In addition, the fund's transfer agent will seek to obtain annual certifications from financial intermediaries that such intermediaries have established reasonable internal controls and procedures for limiting exchange activities in a manner that is consistent with the fund's policies concerning frequent purchases and redemptions of fund shares and are reasonably designed to obtain compliance with applicable rules relating to customer-order handling and abusive trading practices. Nonetheless, the fund's ability to identify and deter frequent purchases and redemptions of the fund's shares through omnibus accounts is limited, and the fund's success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the financial intermediaries.


In October 2007, new SEC rules became effective which require the fund and intermediaries to enter into written agreements intended to promote transparency in omnibus accounts. As the fund and intermediaries implement the requirements of the new rules, it is expected that the fund will be better able to apply its frequent trading policies to omnibus accounts.


The use of fair value pricing can serve both to make the fund less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors. Certain market timers seek to take advantage of pricing anomalies that can occur in fund shares resulting from the manner in which the NAV of the fund's shares is determined each day. Frequent trading in fund shares can dilute the value of long-term shareholders' interests in the fund if the fund calculates its NAV using closing prices that are no longer accurate. This can happen particularly in funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities. The fund's pricing procedures, particularly those procedures governing the determination of the "fair value" of securities for which market prices are not readily available (or are unreliable) for foreign securities may serve as a deterrent against harmful excessive trading in fund shares. For additional information concerning the fund's fair value procedures, please refer to "Valuation of Shares."

CERTIFICATED SHARES

Shares are electronically recorded and therefore share certificates are not issued.

SALES IN ADVANCE OF PURCHASE PAYMENTS

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 calendar days after the purchase.

SPECIAL REDEMPTIONS

Although it would not normally do so, the fund has the right to pay the redemption price of shares of the fund in whole or in part in portfolio securities. When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the applicable fund during any 90 day period for any one account.

PAYMENT REQUIREMENTS

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to The Hartford Mutual Funds, or in the case of a retirement account, to the custodian or trustee. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the fund or HIFSCO has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the fund on behalf of customers, by phone or other electronic means, with payment to follow within the customary settlement period (generally within three business days). If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

DIVIDENDS AND ACCOUNT POLICIES

ACCOUNT STATEMENTS In general, you will receive account statements as follows:

- after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

-    after any changes of name or address of the registered owner(s)

- in all other circumstances, every quarter during which there is activity in your account, and at least annually


Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.


If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.


DIVIDENDS AND DISTRIBUTIONS The fund intends to distribute substantially all of its net income to shareholders at least quarterly and capital gains will be distributed at least annually. Dividends from net investment income of the fund are normally declared and paid quarterly. Unless shareholders specify otherwise, all dividends and distributions received from the fund are automatically reinvested in additional full or fractional shares of the fund.


If you elect to receive monthly dividends in cash, you will only receive a check if the dividend amount exceeds $10. If the dividend is $10 or less, the amount will automatically be reinvested in the fund. If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank. Please call the fund for assistance in establishing electronic funds transfer transactions at 1-888-843-7824.


The fund seeks to maintain a target rate of distribution for each period. In order to do so, the fund may distribute less or more investment income than it earns on its investments each period. The fund may use accrued undistributed investment income to fulfill distributions made during periods in which the fund distributes more than the fund earns. The target rate of distribution is evaluated regularly and can change at any time. The target rate of distribution is not equivalent to the 30-day SEC yield of the fund.

TAXABILITY OF DIVIDENDS Dividends and distributions you receive from the fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from the fund's long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. The lower tax rates on qualified dividend income and long-term capital gains are currently scheduled to expire after 2010.



Some dividends paid in January may be taxable as if they had been paid the previous December.






TAXABILITY OF TRANSACTIONS Unless your shares are held in a qualified retirement account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction which will be long-term or short-term, depending upon how long you held your shares. You are responsible for any tax liabilities generated by your transactions. See your tax advisor if you sell shares held for less than six months at loss within 60 days of receiving a long-term capital gain distribution from the fund.


The fund may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.





Distributions from the fund may also be subject to state, local and foreign taxes. You should consult your own tax adviser regarding the particular tax consequences of an investment in the fund.

ADDITIONAL INVESTOR SERVICES

ELECTRONIC TRANSFERS THROUGH AUTOMATED CLEARING HOUSE ("ACH") allow you to initiate a purchase or redemption for as little as $50 per fund or as much as $50,000 per fund between your bank account and fund account using the ACH network.

If you are a participant in a tax qualified retirement plan, check with your plan administrator for additional investor services.

FINANCIAL HIGHLIGHTS

Because the fund has not commenced operations, no financial highlight information is available for the fund.

FUND CODE AND CUSIP NUMBER



                                              CLASS   FUND     CUSIP
NAME                                         SHARES   CODE     NUMBER
----                                         ------   ----   ---------
The Hartford Global Enhanced Dividend Fund      Y     1585   41664L492


THE HARTFORD MUTUAL FUNDS

FOR MORE INFORMATION

Two documents are available that offer further information on The Hartford Mutual Funds:

ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS


Additional information about the fund will be contained in the financial statements and portfolio holdings in the fund's annual and semi-annual reports. In the fund's annual report you will also find a discussion of the market conditions and investment strategies that will have significantly affected the fund's performance during the last fiscal year, as well as the independent registered public accounting firm's report. Because the fund did not commence operations until November 30, 2007, the fund has not yet delivered an annual or semi-annual report.


STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information on the fund.

A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into (which means it is legally a part of) this prospectus.

The fund makes available this prospectus and its SAI free of charge, on the fund's website at www.hartfordinvestor.com. The fund will make available its annual/semi-annual reports free of charge on the fund's website when such reports become available.

To request a free copy of the current SAI or annual/semi-annual reports when they become available, or for shareholder inquiries or other information about the fund, please contact the fund at:

BY MAIL:

The Hartford Mutual Funds
P.O. Box 64387
St. Paul, MN 55164-0387

(For overnight mail)
The Hartford Mutual Funds
500 Bielenberg Drive
Woodbury, MN 55125-1400

BY PHONE:

1-888-843-7824

ON THE INTERNET:

www.hartfordinvestor.com

Or you may view or obtain these documents from the SEC:

IN PERSON:

at the SEC's Public Reference Room in Washington, DC

Information on the operation of the SEC's public reference room may be obtained by calling 1-202-942-8090.

BY MAIL:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

ON THE INTERNET OR BY E-MAIL:

Internet: (on the EDGAR Database on the SEC's internet site) www.sec.gov E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC FILE NUMBER:

The Hartford Mutual Funds, Inc. 811-07589

THE HARTFORD MUTUAL FUNDS

     CLASS I SHARES
     PROSPECTUS


     November 30, 2007


     THE HARTFORD GLOBAL ENHANCED DIVIDEND FUND

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.





     The Hartford Global Enhanced Dividend Fund is currently closed to new investors.


     THE HARTFORD MUTUAL FUNDS
     P.O. BOX 64387
     ST. PAUL, MN 55164-0387

                     [THIS PAGE IS INTENTIONALLY LEFT BLANK]

CONTENTS


INTRODUCTION                      INTRODUCTION

A summary of the fund's           The Hartford Global Enhanced Dividend Fund
goals, principal strategies,
main risks, performance and
expenses

Description of other              Investment strategies and investment matters
investment strategies and         Terms used in this Prospectus
investment risks

Investment manager and            Management of the fund
management fee information

Information on your account       About your account
                                  Class I share investor requirements
                                  Choosing a share class
                                  Compensation to Broker-Dealers, Financial
                                  Institutions and Other Persons
                                  Opening an account
                                  Buying shares
                                  Selling shares
                                  Transaction policies
                                  Dividends and account policies

Further information on the fund   Financial highlights
                                  Fees Paid Indirectly
                                  Payments From Affiliate
                                  Fund code and CUSIP number

                                  For more information                           back cover


THE HARTFORD MUTUAL FUNDS

INTRODUCTION

This prospectus relates to the Class I shares of the fund. The fund also offers Class A, Class B and Class C pursuant to a prospectus describing these classes. The fund also offers Class R3, Class R4, Class R5 and Class Y shares to certain qualified investors pursuant to separate prospectuses describing those classes.

The fund is a series of The Hartford Mutual Funds, Inc. and is a diversified open-end management investment company. Information on the fund, including risk factors, can be found on the pages following this introduction.


The fund is currently closed to new investors.


The investment manager to the fund is Hartford Investment Financial Services, LLC ("HIFSCO"). As the investment manager, HIFSCO is responsible for the management of the fund and supervision of the fund's investment sub-adviser. The day-to-day portfolio management of the fund is provided by an investment sub-adviser: Hartford Investment Management Company ("Hartford Investment Management"). Information regarding HIFSCO and the Hartford Investment Management is included under the section entitled "Management of the Fund" in this prospectus.

THE HARTFORD MUTUAL FUNDS, INC. HAS RECEIVED AN ORDER FROM THE SEC THAT PERMITS ITS INVESTMENT MANAGER, SUBJECT TO APPROVAL BY ITS BOARD OF DIRECTORS, TO CHANGE SUB-ADVISERS ENGAGED BY THE INVESTMENT MANAGER TO CONDUCT THE INVESTMENT PROGRAM OF THE FUND WITHOUT SHAREHOLDER APPROVAL. FOR MORE INFORMATION, PLEASE SEE THIS PROSPECTUS UNDER "THE INVESTMENT MANAGER."

MUTUAL FUNDS ARE NOT BANK DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. BECAUSE YOU COULD LOSE MONEY BY INVESTING IN THE FUND, BE SURE TO READ ALL RISK DISCLOSURES CAREFULLY BEFORE INVESTING.

THE HARTFORD GLOBAL ENHANCED DIVIDEND FUND

INVESTMENT GOAL. The Hartford Global Enhanced Dividend Fund seeks a high level of current income. Capital appreciation is a secondary objective.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks to achieve its goal by taking long and short positions in domestic equity securities and foreign equity securities listed on U.S. exchanges, which can include American Depositary Receipts or "ADRs". Under normal circumstances, the fund invests at least 80% of its assets in dividend paying equity securities. The fund will take long positions in equity securities that Hartford Investment Management believes offer the potential for above average dividend yields and for attractive returns. The fund will sell short equity securities that Hartford Investment Management believes offer the potential for a below average dividend yield and which are likely to underperform. The fund seeks to enhance yield by using the proceeds from short sales to purchase additional equity securities that provide an above average dividend yield.

When the fund takes a long position, it purchases an equity security outright. When the fund takes a short position, it sells at the current market price an equity security that it does not own but has borrowed in anticipation that the market price of the equity security will decline. To complete, or close out, the short sale transaction, the fund purchases the same equity security in the market and returns it to the lender. The fund makes money when the market price of the borrowed equity security goes down and the fund is able to replace it for less than the fund earned by selling the equity security short. Conversely, if the price of the equity security goes up after the sale, the fund will lose money because it will have to pay more to replace the borrowed equity security than the fund received when it sold the equity security short.

The fund will generally hold long positions equal to approximately 140% of the fund's net assets and short positions equal to approximately 40% of the fund's net assets. However, the long and short positions held by the fund may change as market conditions change. The fund's long positions may range from 100% to 150% of the fund's net assets and its short positions may range from 0% to 50% of its net assets.


The fund will focus its investments on companies with market capitalizations similar to the Russell 3000 Index and a diverse selection of ADRs available across countries and sectors. As of May 31, 2007, the market capitalization of companies within the Russell 3000 Index ranged from approximately $15 million to $476 billion. The fund may take long and short positions in domestic equity securities and foreign equity securities listed on U.S. exchanges, which can include American Depositary Receipts or "ADRs". ADRs are certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or non-U.S. branch of a U.S. bank. ADRs are traded on a U.S. securities exchange, or on an over-the-counter market, and are denominated in U.S. dollars. Under normal market conditions, the fund's investments in ADRs will range from 40% to 70% of the fund's net assets (including investments in emerging markets countries).


The fund may engage in frequent and active trading of equity securities to achieve its investment objective.

Dividend yield is a primary consideration in selecting stocks. In addition to yield, Hartford Investment Management also uses a quantitative multifactor approach to bottom-up stock selection, utilizing a broad set of individual fundamental stock characteristics to model each stock's relative attractiveness, with a focus on those factors that have been demonstrated historically to drive market returns. These characteristics include factors designed to describe a company's business, its valuation, investors' response to the company and the company's management behavior and earnings quality. The fundamentals used may vary by industry sector. Hartford Investment Management frequently and consistently measures the characteristics of every stock in the eligible universe and incorporates these measurements in a rigorous, repeatable process that considers both volatility and correlations.

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

ADRs are subject to various risks of loss that are different from the risks of investing in securities of U.S.-based companies. Investments in ADRs may be affected by fluctuations in currency exchange rates, less liquid trading markets, greater price volatility, less publicly available information about issuers, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging securities markets. Also, if there is a rise in demand for the underlying security and it becomes less available to the market, the price of the ADR may rise, causing the fund to pay a premium in order to obtain the desired ADR. Conversely, changes in foreign market conditions or access to the underlying securities could result in a decline in the value of the ADR.

The fund's investment strategy may involve more risk than other funds that do not engage in short selling. In a short sale, the fund sells a borrowed security. The fund may not always be able to borrow the security at a particular time or at an acceptable price. Thus, there is risk that the fund may be unable to implement its investment strategy due to the lack of available stocks or for other reasons.

After selling the borrowed security, the fund is obligated to "cover" the short sale by purchasing and returning the security to the lender. If a security sold short increases in price, the seller may have to cover its short position at a higher price than the short sale price, resulting in a loss. Because the fund's loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss.

Short sales also involve other costs. The fund must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. In addition, to borrow the security, the fund may be required to pay a premium. The fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for the fund resulting from a short sale will be decreased, and the amount of any ultimate loss will be increased, by the amount of premiums, dividends, interest or expenses a Fund may be required to pay in connection with the short sale.

Until the fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets to cover the fund's short position. Securities held in a segregated account cannot be sold while the position they are covering is outstanding, unless they are replaced with similar securities. Additionally, the fund must maintain sufficient liquid assets (less any additional collateral held by the broker) to cover the short sale obligation. This may limit the fund's investment flexibility, as well as its ability to meet redemption requests or other current obligations.

By investing the proceeds received from selling securities short, the fund is employing a form of leverage. The use of leverage may increase the fund's exposure to long equity positions and make any change in the fund's NAV greater than without the use of leverage. This could result in increased volatility of returns. There is no guarantee that the fund will leverage its portfolio, or if it does, that the fund's leveraging strategy will be successful. The fund cannot guarantee that the use of leverage will produce a higher return on an investment.

The fund trades securities very actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

The fund's focus on dividend yielding investments significantly influences its performance. High dividend yielding investments as a group can fall out of favor with the market, causing the fund to underperform funds that do not focus on dividends. The fund's strategy of using the proceeds from short sales to purchase additional equity securities that provide an above average dividend yield will amplify the fund's underperformance when high dividend yielding investments are out of favor with the market. The fund's focus on dividend yielding investments and use of short sales may cause the fund's share price and total return to fluctuate more than the share price and total return of funds that do not focus on dividend yielding investments using a short selling strategy. The fund's focus on dividend yielding investments and use of short sales may result in the underperformance of the fund relative to broad market indices.

Hartford Investment Management's investment strategy will significantly influence performance. If Hartford Investment Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Hartford Investment Management's successful use of quantitative analysis of the prospects of particular companies.

The fund may take a short position in a security at the same time that other accounts managed by Hartford Investment Management take a long position in the same security, or take a long position in a security at the same time that other accounts managed by Hartford Investment Management take a short position in the same security. In addition, the fund may from time to time take a long or short position in a particular equity security while simultaneously taking the opposite position with respect to an exchange traded fund ("ETF") which includes such particular equity security as a constituent. ETFs are baskets of securities that, like stocks, trade on exchanges such as the American Stock Exchange and the New York Stock Exchange. These and other transactions undertaken on behalf of other accounts managed by Hartford Investment Management may adversely impact the fund. Transactions on behalf of other accounts managed by Hartford Investment Management may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the fund.

PAST PERFORMANCE. Because the fund has been in operation for less than one full calendar year, no performance history has been provided.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                         CLASS I
                                                                         -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a percentage of
      offering price                                                      None
   Maximum deferred sales charge (load) (as a percentage of purchase
      price or redemption proceeds, whichever is less)                    None
   Exchange fees                                                          None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees (1)                                                    1.00%
   Distribution and service (12b-1) fees                                  None
   Other expenses
      Short sales program expenses(2)                                     0.40%
      All other expenses(3)                                               0.35%
      Total other expenses                                                0.75%
   Total annual operating expenses (1)(2)(4)                              1.75%

(1) HIFSCO has agreed to waive 100% of the management fee for the fund's first year of operation.

(2) The fund's prime broker charges certain service fees in connection with the administration of the fund's short positions. This amount also includes payments to lenders as substitute dividends on securities borrowed ("dividend expense"). Dividend expenses will vary based on dividends paid by the securities the fund sells short. This amount is estimated for the fund's current fiscal year.


(3) "All other expenses" are estimated and include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.


(4) HIFSCO has voluntarily agreed to limit the total operating expenses of the Class I shares of the fund, exclusive of taxes, interest expense, dividend expense, short sales program expenses, brokerage commissions, acquired fund fees and extraordinary expenses, to 1.35%. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses whether or not you redeemed your shares at the end of each period:


EXPENSES (WITH OR WITH OUT REDEMPTION)    CLASS I
--------------------------------------    -------
Year 1                                      $178
Year 3                                      $551


THE HARTFORD MUTUAL FUNDS

INVESTMENT STRATEGIES AND INVESTMENT MATTERS

INVESTMENT RISKS GENERALLY

Many factors affect the fund's performance. There is no assurance that the fund will achieve its investment goal (investment objective), and investors should not consider any one fund alone to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in the fund.

The different types of securities, investments, and investment techniques used by the fund all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation or dividend yield and an investment in any stock is subject to, among other risks, the risk that the stock market as a whole may decline, thereby depressing the stock's price (market risk), or the risk that the price of a particular issuer's stock may decline due to its financial results (financial risk). With respect to debt securities, there exists, among other risks, the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument (credit risk, a type of financial risk). In addition, the value of debt instruments and other income-bearing securities generally rises and falls inversely with prevailing current interest rates (interest rate risk, a type of market risk). Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. As described below, an investment in the fund entails special additional risks.

USE OF MONEY MARKET INVESTMENTS FOR TEMPORARY DEFENSIVE PURPOSES

From time to time, as part of its principal investment strategy, the fund may invest some or all of its assets in cash or high quality money market securities for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent the fund is in a defensive position, the fund may lose the benefit of market upswings and limit its ability to meet its investment objective.

USE OF SHORT SALES

As part of its principal investment strategy, the fund will enter into short sales. In a short sale, the fund sells a borrowed security (typically from a broker or other institution). The fund may not always be able to borrow the security at a particular time or at an acceptable price. Thus, there is risk that the fund may be unable to implement its investment strategy due to the lack of available stocks or for other reasons. After selling the borrowed security, the fund is obligated to "cover" the short sale by purchasing the security and returning the security to the lender. If a security sold short increases in price, the fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. Because the fund's loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss.

Short sales also involve other costs. The fund must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. In addition, to borrow the security, the fund may be required to pay a premium. The fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for the fund resulting from a short sale will be decreased, and the amount of any ultimate loss will be increased, by the amount of premiums, dividends, interest or expenses the fund may be required to pay in connection with the short sale. Until the fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets to cover the fund's short position. Securities held in a segregated account cannot be sold while the position they are covering is outstanding, unless they are replaced with similar securities. Additionally, the fund must maintain sufficient liquid assets (less any additional collateral held by the broker) to cover the short sale obligation. This may limit the fund's investment flexibility, as well as its ability to meet redemption requests or other current obligations.

USE OF OPTIONS, FUTURES AND OTHER DERIVATIVES

The fund may purchase and sell options, enter into futures contracts and/or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates, inflation and other indices. These techniques permit the fund to gain exposure to a particular security, group of securities, interest rate or index, and thereby have the potential for the fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.

These techniques are also used to manage risk by hedging the fund's portfolio investments. Hedging techniques may not always be available to the fund, and it may not always be feasible for the fund to use hedging techniques even when they are available.

Derivatives have risks, however. If the issuer of the derivative instrument does not pay the amount due, the fund could lose money on the instrument. In addition, the underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way the fund's manager expected. As a result, the use of these techniques may result in losses to the fund or increase volatility in the fund's performance. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect.

FOREIGN INVESTMENTS

As part of its principal investment strategy, the fund may invest in foreign equity securities listed on U.S. exchanges, which can include American Depositary Receipts or "ADRs".

ADRs are securities traded on a U.S. securities exchange, or on an over-the-counter market, that represent interests in securities issued by a foreign publicly-listed company. ADRs have the same currency and economic risks as the underlying shares they represent.

Investments in the securities of foreign issuers involve significant risks that are not typically associated with investing in the securities of domestic issuers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations. Securities of some foreign issuers may be less liquid than securities of comparable domestic issuers. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities or loan transactions, thus making it difficult to execute such transactions. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign issuer than a domestic issuer. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of a fund, or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

INVESTMENTS IN EMERGING MARKETS

The fund may invest in emerging markets (through investments in foreign equity securities listed on U.S. exchanges, which can include ADRs) as part of its principal investment strategy.

The securities markets of Asian, Latin American, Eastern European, Middle Eastern, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. These risks are not normally associated with investments in more developed countries.

SMALL CAPITALIZATION COMPANIES

The fund may invest in securities of small capitalization companies as a part of its principal investment strategy.

Historically, small market capitalization stocks and stocks of recently organized companies have been more volatile in price than the larger market capitalization stocks often included in the S&P 500 Index. As a result, investing in the securities of such companies involves greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks. Small company stocks are frequently thinly traded and may have to be sold at a discount from current market prices or sold in small lots over an extended period of time. Small companies also often have limited product lines, markets or financial resources, may depend on or use a few key personnel for management, and may be susceptible to losses and risks of bankruptcy. The transaction costs associated with small company stocks are often higher than those of larger capitalization companies.

OTHER INVESTMENT COMPANIES

The fund is permitted to invest in other investment companies, including investment companies which may not be registered under the Investment Company Act of 1940, as amended (the "1940 Act"), such as holding company depository receipts ("HOLDRs"), but not as part of its principal investment strategy. The investment in other investment companies is limited in amount by the 1940 Act, and will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.


The fund's investments in investment companies may include various exchange-traded funds ("ETFs"), subject to the fund's investment objective, policies, and strategies as described in this prospectus. ETFs are baskets of securities that, like stocks, trade on exchanges such as the American Stock Exchange and the New York Stock Exchange. ETFs are priced continuously and trade throughout the day. ETFs may track a securities index, a particular market sector, or a particular segment of a securities index or market sector. Some types of equity ETFs are:


- "SPDRs" (S&P's Depositary Receipts), which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of an S&P Index. Holders of SPDRs are entitled to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the stocks in the S&P Index's underlying investment portfolio, less any trust expenses.

- "Qubes" (QQQQ), which invest in the stocks of the Nasdaq 100 Index, a modified capitalization weighted index that includes the stocks of 100 of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market. Qubes use a unit investment trust structure that allows immediate reinvestment of dividends.

- "iShares," which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of specific indexes.

- "HOLDRs" (Holding Company Depositary Receipts), which are trust-issued receipts that represent beneficial ownership in a specified group of 20 or more stocks. Unlike other ETFs, the fund can hold the group of stocks as one asset or unbundle the stocks and trade them separately, according to the fund's investment strategies.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector. Trading in an ETF may be halted if the trading in one or more of the ETF's underlying securities is halted. Although expense ratios for ETFs are generally low, frequent trading of ETFs by the fund can generate brokerage expenses.

Generally, the fund will not purchase securities of an investment company if, as a result: (1) more than 10% of the fund's total assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any such investment company being held by the fund, or (3) more than 5% of the fund's total assets would be invested in any one such investment company.

ABOUT THE FUND'S INVESTMENT GOAL

The fund's investment goal (or objective) may be changed without approval of the shareholders of the fund. The fund may not be able to achieve its goal.

CONSEQUENCES OF PORTFOLIO TRADING PRACTICES

The fund may have a relatively high portfolio turnover.

The fund may, at times, engage in short-term trading. Short-term trading could produce higher brokerage expenses for the fund and higher taxable distributions to the fund's shareholders and therefore could adversely affect the fund's performance. The fund is not managed to achieve a particular tax result for shareholders. Shareholders should consult their own tax adviser for individual tax advice.

TERMS USED IN THIS PROSPECTUS

Equity securities: Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options.

Foreign issuers: Foreign issuers include (1) companies organized outside the United States; (2) foreign governments and agencies or instrumentalities of foreign governments; and (3) issuers whose economic fortunes and risks are primarily linked with markets outside the United States. Certain companies organized outside the United States may not be deemed to be foreign issuers if the issuer's economic fortunes and risks are primarily linked with U.S. markets.

INVESTMENT POLICIES

The Global Enhanced Dividend Fund has a name which suggests a focus on a particular type of investment. In accordance with Rule 35d-1 under the Investment Company Act of 1940 (the "1940 Act"), the fund has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets in investments of the type suggested by its name, as set forth in the fund's Principal Investment Strategy section. This requirement is applied at the time the fund invests its assets. If, subsequent to an investment by the fund, this requirement is no longer met due to changes in value or capitalization of portfolio assets, the fund's future investments will be made in a manner that will bring the fund into compliance with this requirement. For purposes of this policy, "assets" means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. The fund's policy to invest at least 80% of its assets in such a manner is not a "fundamental" one, which means that it may be changed without the vote of a majority of the fund's outstanding shares as defined in the 1940 Act. The name of the fund may be changed without a majority vote of the fund's outstanding shares as defined in the 1940 Act. The name of the fund may be changed at any time by a vote of the fund's Board of Directors. However, Rule 35d-1 also requires that shareholders be given written notice at least 60 days prior to any change by a fund of its 80% investment policy covered by Rule 35d-1.

ADDITIONAL INVESTMENT STRATEGIES AND RISKS

The fund may invest in various securities and engage in various investment techniques which are not the principal focus of the fund and therefore are not described in this prospectus. These securities and techniques, together with their risks, are discussed in the fund's Statement of Additional Information ("SAI") which may be obtained free of charge by contacting the fund (see back cover for address phone number and website address).

DISCLOSURE OF PORTFOLIO HOLDINGS

The fund will disclose its complete month-end portfolio holdings on the fund's website at www.hartfordinvestor.com no earlier than 30 calendar days after the end of each month. The fund also will disclose on the fund's website the fund's largest ten holdings no earlier than 15 days after the end of each month. A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available (i) in the fund's SAI; and (ii) on the fund's website.

THE HARTFORD MUTUAL FUNDS

MANAGEMENT OF THE FUND

THE INVESTMENT MANAGER


Hartford Investment Financial Services, LLC ("HIFSCO") is the investment manager to the fund. HIFSCO is a wholly-owned, indirect subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"), a Connecticut financial services company with over $419.5 billion in assets under management as of September 30, 2007. At the same time, HIFSCO had over $52.2 billion in assets under management. HIFSCO is responsible for the management of the fund and supervises the activities of the investment sub-adviser described below. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.


The fund relies on an exemptive order from the Securities and Exchange Commission under which it uses a "Manager of Managers" structure. HIFSCO has responsibility, subject to oversight by the Board of Directors, to oversee the sub-adviser and recommend its hiring, termination and replacement. The exemptive order permits HIFSCO to appoint a new sub-adviser not affiliated with HIFSCO, with the approval of the Board of Directors and without obtaining approval from those shareholders that participate in the fund. Within 90 days after hiring any new sub-adviser, affected shareholders will receive information about the new sub-advisory relationship.

LITIGATION AND REGULATORY ACTIONS

Five putative multi-state class actions were filed in October 2004 and consolidated into one case, In re Hartford Mutual Funds Fee Litigation, pending before the United States District Court for the District of Connecticut, in which the plaintiffs made a wide range of allegations against The Hartford and other defendants relating, among other things, to fees charged to investors in certain of The Hartford Retail Mutual Funds. Following a motion by the defendants to dismiss the case, but before the court had yet ruled on the motion, the plaintiffs sought the court's permission to file a second amended complaint. In February 2007, the court granted the plaintiffs leave to amend. In the second amended complaint, the plaintiffs allege, among other things, that investors in the Hartford Advisers Fund, Hartford Capital Appreciation Fund, Hartford Dividend and Growth Fund, Hartford MidCap Fund, and Hartford Stock Fund were charged excessive fees during the period from February 27, 2003 through February 27, 2004. The defendants, which include The Hartford Financial Services Group, Inc., Hartford Investment Financial Services, LLC, Wellington Management Company, LLC, Hartford Investment Management Company, Hartford Securities Distribution Company, Inc., and PLANCO Financial Services Inc., intend to move to dismiss the second amended complaint. This litigation is not expected to result in a material adverse effect on the funds.

THE INVESTMENT SUB-ADVISER


Hartford Investment Management is a professional money management firm that provides services to investment companies, employee benefit plans, affiliated insurance companies and other institutional accounts. Hartford Investment Management is a wholly-owned subsidiary of The Hartford. As of September 30, 2007, Hartford Investment Management had investment management authority over approximately $143.1 billion in assets. Hartford Investment Management is principally located at 55 Farmington Avenue, Hartford, Connecticut 06105.


SOFT DOLLAR PRACTICES

The sub-adviser is responsible for the day-to-day portfolio management activities of the fund, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), the sub-adviser may obtain "soft dollar" benefits in connection with the execution of transactions for the fund. The sub-adviser may cause the fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for "brokerage and research services" (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-adviser receives these products and services. These products and services may be of value to the sub-adviser in advising its clients (including the fund), although not all of these products and services are necessarily useful and of value in managing the fund. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such "mixed use" items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own resources.

MANAGEMENT FEES

The fund pays a monthly management fee to HIFSCO based on a stated percentage of the fund's average daily net asset value as follows:

GLOBAL ENHANCED DIVIDEND FUND
AVERAGE DAILY NET ASSETS        ANNUAL RATE
-----------------------------   -----------
First $500 million                  1.00%
Next $500 million                   0.95%
Over $1 billion                     0.90%

(1) HIFSCO has voluntarily agreed to waive 100% of the management fee for the fund's first year of operation.

Because the fund has not commenced operations, information is not available regarding fees paid by the fund to HIFSCO.

A discussion regarding the basis for the Board of Directors' approval of the investment management and investment sub-advisory agreements of the fund will be available in the fund's report to shareholders.

PORTFOLIO MANAGERS OF THE FUND

The following person has primary responsibility for the day-to-day management of the fund's portfolio since inception. The fund's SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the fund.

GLOBAL ENHANCED DIVIDEND FUND The fund is managed by Paul Bukowski.

Paul Bukowski, Vice President of Hartford Investment Management, has served as portfolio manager of the fund since its inception. Mr. Bukowski, who has 12 years of investment management experience, joined Hartford Investment Management in 2005. Before joining Hartford Investment Management, he was a senior quantitative portfolio analyst for ING's large-cap growth strategy from 2004. Prior to 2004, Mr. Bukowski was with Callard & Ogden Investment Management where he was responsible for quantitative analysis, fund research, and managed several core and growth portfolios. He also created investment systems, including databases and front-end user interfaces, and was responsible for managing several core and growth portfolios. Mr. Bukowski earned a BA in Statistics and Computer Science from the University of Wisconsin and an MBA in Finance and Policy from the University of Chicago. He holds the Chartered Financial Analyst designation and is a fellow of the Casualty Actuarial Society.

THE HARTFORD MUTUAL FUNDS

ABOUT YOUR ACCOUNT

CLASS I SHARE INVESTOR REQUIREMENTS

Investors may purchase Class I shares only through advisory fee-based wrap programs sponsored by financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions having a selling, administration or any similar agreement with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program. These financial intermediaries may purchase Class I shares at net asset value without an annual distribution fee.

Ineligible investors who select Class I shares will be issued Class A shares. Class A shares are subject to a front-end sales charge and distribution fee.

CHOOSING A SHARE CLASS

The I share class has its own cost structure. The fund also offers Class A, Class B and Class C shares and Class R3, Class R4, Class R5 and Class Y shares.

Your financial representative can help you decide. For actual past expenses of Class I shares, see the fund-by-fund information earlier in this prospectus.

DISTRIBUTION ARRANGEMENTS


Hartford Investment Financial Services, LLC ("HIFSCO") serves as the principal underwriter for the fund pursuant to Underwriting Agreements initially approved by the Board of Directors of The Hartford Mutual Funds, Inc. (the "Company"). HIFSCO is a registered broker-dealer and member of the Financial Industry Regulatory Authority. Shares of the fund are continuously offered and sold by selected broker-dealers who have selling agreements with HIFSCO. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of the fund. Except as discussed below, HIFSCO bears all the expenses of providing services pursuant to the Underwriting Agreements including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HIFSCO is not obligated to sell any specific amount of shares of the fund.


ADDITIONAL COMPENSATION TO BROKER-DEALERS, FINANCIAL INSTITUTIONS AND OTHER PERSONS ("FINANCIAL INTERMEDIARIES") In addition to the commissions (which may be paid or reallowed to Financial Intermediaries from an applicable sales charge and/or advanced to Financial Intermediaries) and Rule 12b-1 fees that are described above and in the SAI, the distributor and its affiliates pay, out of their own assets, significant additional compensation to Financial Intermediaries (who may or may not be affiliates of the distributor) in connection with the sale and distribution of the fund's shares ("Additional Payments") based on a number of factors that are described below and in the fund's SAI.

These Additional Payments are generally based on average net assets (or on aged assets, i.e., assets held over one year) of the fund attributable to a particular Financial Intermediary, on sales of the fund's shares attributable to a particular Financial Intermediary, and/or on reimbursement of ticket charges, and may, but are normally not expected to, exceed, in the aggregate, 0.44% of the average net assets of the fund attributable to a particular Financial Intermediary.

Such Additional Payments are generally made for the placement of the fund on a Financial Intermediary's list of mutual funds available for purchase by its customers and/or for including the fund within a group of mutual funds that receive special marketing focus. Certain additional compensation arrangements are discussed below.


Apart from the Additional Payments, additional compensation arrangements may take the form of, among others: (1) "due diligence" payments for a Financial Intermediary's examination of the fund and payments for providing extra employee training and information relating to the fund and (2) "marketing support" fees for providing assistance in promoting the sale of the fund's shares ("Other Compensation"). Subject to FINRA regulations, HIFSCO and its affiliates may contribute Other Amounts to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions in which participants may receive prizes such as travel awards, merchandise and cash and/or investment research pertaining to particular securities and other financial instruments or to the securities and financial markets generally, educational information and related support materials and hardware and/or software. HIFSCO and its affiliates may also pay for the travel expenses, meals, lodging and entertainment of Financial Intermediaries and their salespersons and guests in connection with education, sales and promotional programs, subject to applicable FINRA regulations. These programs, which may vary for different Financial Intermediaries, will not change the price an investor will pay for shares or the amount that the fund will receive from such sale. Incurred payments of Other Compensation did not exceed $1.1 million per Financial Intermediary for the calendar year ended December 31, 2006.


Additional Payments, including Other Compensation, may also pertain to the sale and distribution of other investment products distributed by affiliates of the distributor, and may, in some cases, act as a financial incentive for a Financial Intermediary to recommend the purchase of one fund over another fund. Additional Payments to Financial Intermediaries in connection with the sale and distribution of the fund's shares are negotiated based on a range of factors, including, but not limited to, reputation in the industry, ability to attract and retain assets (including distribution of particular classes of the fund's shares), target markets, customer relationships and quality of service. No one factor is determinative of the type or amount of Additional Payments to be provided and factors are weighed in the assessment of such determination.

For the calendar year ended December 31, 2006, HIFSCO or its affiliates incurred approximately $32.6 million in total Additional Payments, including Other Compensation (excluding travel expenses, meals, lodging and entertainment of Financial Intermediaries and their salespersons) to Financial Intermediaries, of which approximately $13.7 million was incurred with respect to Edward D. Jones & Co., L.P. For the calendar year ended December 31, 2006, total travel expenses, meals, lodging and entertainment of Financial Intermediaries and their salespersons did not in the aggregate exceed approximately $3.6 million.

As of January 1, 2007, HIFSCO has entered into arrangements to make Additional Payments, including Other Compensation (excluding travel expenses, meals, lodging and entertainment of Financial Intermediaries and their salespersons), to: A.G. Edwards & Sons, Inc., AIG Advisors Group, Inc., (Advantage Capital Corp., AIG Financial Advisors, American General, FSC Securities Corp., Royal Alliance Associates, Inc.), Allen & Company of FL, Inc., American General Securities, Inc., American Independent Securities Group, LLC, AmSouth Investment Services, Anchor Investment Services, Inc., Associated Investment Services, Inc., Associated Securities Corporation, Banc of America Investment Services, Inc., BancorpSouth Services, Banc West Investment Services, B.C. Ziegler & Company, BNY Investment Center, Inc., BOSC, Inc., Brookstreet Securities Corp., Cadaret Grant & Co., Inc., Cambridge Investment Research, Cantella & Company, Inc., Capital Analysts, Inc., Capital Investment Group, Inc., Centaurus Financial Inc., Charles Schwab & Co., Inc., Chase Investment Services Corporation, Citicorp Investment Services, Citigroup Global Markets, Inc., Colonial Brokerage, Inc., Comerica Securities, Commerce Brokerage Services, Inc., Commerce Capital Markets, Inc., Commonwealth Financial Network, Commonwealth Financial Services, Crown Capital Securities, LP, Cuna Brokerage Services, CUSO Financial Services, L.P., Dominion Investor Services, Duerr Financial Corp, Eagle One Investments, Edward D. Jones & Co., Empire Securities Corp, Equity Securities Corp, Equity Services, Inc., Essex National Securities, Inc., Ferris Baker Watts, Inc., FFP Securities, Inc., Fidelity Investments, Fifth Third Securities, Financial Planning Consultants, Inc., Fintegra, LLC, First Allied Securities, Inc., First Citizens Investor Services, Inc., First Heartland Capital Inc., First Tennessee Brokerage, Inc., Fiserv Brokerage Services, Inc., Frost Brokerage Services, Inc., Geneos Wealth Management, Inc., Girard Securities Inc., Grant Bettingen, Great American Advisors, Inc., H. Beck, Inc., H&R Block, Harbour Investments, Harvest Capital, LLC, HBW Securities, LLC, Hefren-Tillotson Inc., Hilliard Lyons, HSBC Brokerage USA, Huntington Investment Co., IFMG Securities, Inc., ING Advisor Network (Financial Network Investment Corporation, Inc., ING Financial Partners, Inc., Keybanc Capital Markets, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Independent Financial Group, LLC, Investment Professionals, Inc., Investors Capital Corp., Investors Security Company, Inc., Janney Montgomery Scott, J.J.B. Hilliard, Jefferson Pilot Securities Corp, KMS Financial Services, Inc., KNBT Securities Inc., Kovack Securities, Inc., LaSalle Financial Services, LaSalle Street Securities, LLC, Lincoln Financial Advisors Group, Linsco/Private Ledger Corp., M&T Securities Inc., Merrill Lynch Pierce Fenner & Smith, Mid Atlantic Capital Corp, Money Concepts Capital Corp, Morgan Keegan & Company, Inc., Morgan Stanley DW Inc., Mutual Service Corporation, National Advisors Trust, National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), New England Securities, Newbridge Securities, NEXT Financial Group, Inc., North Ridge Securities Corp, Oppenheimer & Co, Inc., Pacific West Securities, Inc., Prime Capital Services, Inc., ProEquities, Inc., Prospera Financial Securities, Inc., QA3 Financial Corp., Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Dain Rauscher, RDM Investment Services, Robert W. Baird, Scott & Stringfellow Inc., Securian, Securities America, Inc., Securities Service Network, Inc., Sigma Financial Corp, Sorrento Pacific Financial, Spectrum Capital, Inc., Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, SunAmerica Securities, Inc., Suntrust Investment Services, TD Waterhouse, Inc., The Huntington Investment Company, TFS Securities, Inc., Transamerica Financial Advisors Inc., Triad Advisors, Inc., UBS Financial Services Inc., UnionBanc Investment Services LLC, United Heritage Financial Services, U.S. Bancorp Investments Inc., Uvest Financial Services Group, Inc., Vision Investment Services, Inc, Vorpahl Wing Securities, Wachovia Securities, LLC, Wall Street Financial Group, Webster Investment Services, Inc, Wells Fargo Investments, WM Financial Services, Inc., Workman Securities Corp, WRP Investments, Inc., XCU Capital Corp., and Woodbury Financial Services, Inc. (an indirect wholly-owned subsidiary of

The Hartford). HIFSCO may enter into arrangements with other Financial Intermediaries to make such Additional Payments and Other Compensation.

In addition to the above payments, HIFSCO and its affiliates, out of their own assets, may pay compensation for subaccounting, administrative and/or shareholder processing services as described below.

ADDITIONAL COMPENSATION TO SERVICING INSTITUTIONS AND OTHER PERSONS ("SERVICING INTERMEDIARIES") FOR SUBACCOUNTING, ADMINISTRATIVE AND/OR SHAREHOLDER PROCESSING SERVICES. In addition to payments made in connection with the sale and distribution of the fund's shares (described above) and administration and Rule 12b-1 fees paid by the fund, the distributor and its affiliates pay, out of their own assets, significant additional compensation to Servicing Intermediaries (who may or may not be affiliates of the distributor) in connection with subaccounting, administrative and/or shareholder processing services ("Servicing Compensation") based on a number of factors described below.

Servicing Compensation is generally based on average net assets of the funds attributable to a particular Servicing Intermediary, and may, but is normally not expected to, exceed, in the aggregate, 0.20% of the average net assets of the funds attributable to a particular Servicing Intermediary. Such Servicing Compensation is generally made for subaccounting, administrative and/or shareholder processing services. These programs, which may vary for different Servicing Intermediaries, will not change the price an investor will pay for shares. This Servicing Compensation may act as a financial incentive for a Servicing Intermediary in choosing to provide services to one fund over another fund.

The Servicing Compensation to Servicing Intermediaries is negotiated based on a range of factors, including, but not limited to, reputation in the industry, customer relationships and quality of service. No one factor is determinative of the amount of Servicing Compensation to be provided and factors are weighed in the assessment of such determination. For the year ended December 31, 2006, HIFSCO incurred approximately $250,000 in total Servicing Compensation to Servicing Intermediaries and an incurred payment of such Servicing Compensation did not exceed $210,000 for any Servicing Intermediary.

As of January 1, 2007, HIFSCO has entered into arrangements to pay Servicing Compensation to: The 401(k) Company, American Century Investment Management, Inc.; AmeriMutual Funds Distributor, Inc.; Ameriprise Financial Services, Inc.; BenefitStreet, Inc.; Diversified Investment Advisors, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. ("Fidelity"); Gold Trust Company GWFS Equities, Inc.; Invesmart, Inc. & Invesmart Securities, LLC; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; Reliance Trust Company; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc, and Upromise Investments, Inc. HIFSCO may enter into arrangements with other Servicing Intermediaries to pay such Servicing Compensation.

Servicing Compensation is also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the fund. Although some arrangements are based on average net assets attributable to the Servicing Intermediary, such Servicing Intermediaries are generally paid a per account fee ranging to no more than $16 per account. As of January 1, 2007, such Servicing Intermediaries paid by HASCO are: ADP Broker-Dealer, Inc.; A.G. Edwards; American Stock Transfer and Trust Company; CPI Qualified Plan Consultants, Inc; SunGard InstitutionalBrokerage Inc.; Expert Plan, Inc.; Fiserv Trust Company; Gail Weiss & Associates, Inc.; Gem Group L.P.; Hewitt Associates LLC; Legette Actuaries, Inc.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Ceridian Retirement Plan Services, Inc.; Northeast Retirement Services, Inc.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Swerdlin & Company; and Stanton Trust Company N.A. Other Servicing Intermediaries may be paid by HASCO in the future.

OPENING AN ACCOUNT


IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What this means for you: When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver's license or other identifying documents.



For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business or entity. What this means for you: when you open an account or establish a relationship, we will ask for your business name, a street address and a tax identification number, that Federal law requires us to obtain. We appreciate your cooperation.



If a fund is not able to adequately identify you within the time frames set for in the law, your shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption. you may also incur any applicable sales charge.

1    Read this prospectus carefully.

2 Determine how much you want to invest. The minimum initial investment for the fund is as follows:

     -    $1,000 per fund.

     -    subsequent investments: $50 per fund.

Minimum investment amounts may be waived for certain present or former officers, directors and employees and their families of The Hartford, Wellington Management and their affiliates, as well as certain broker sponsored wrap-fee programs or at the transfer agent's discretion.

3 Complete the appropriate parts of the account application including any privileges desired. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later. If you have questions, please contact your financial representative.

4 Make your initial investment selection. Your financial representative can initiate any purchase, exchange or sale of shares.

                 ADDRESS:                        PHONE NUMBER:
        THE HARTFORD MUTUAL FUNDS          1-888-THE-STAG (843-7824)
              P.O. BOX 64387
       MINNEAPOLIS, MN 55164-0387    CONTACT YOUR FINANCIAL REPRESENTATIVE
                                        FOR INSTRUCTIONS AND ASSISTANCE.

BUYING, EXCHANGING & SELLING SHARES

BUYING SHARES

As previously indicated, you may purchase Class I shares only through advisory fee-based wrap programs sponsored by financial intermediaries and any other institutions having agreements with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program. Your initial investment must meet the minimum requirement of $1,000. See your financial representative for any questions regarding buying shares through the advisory fee-based wrap program.

In exchange for the services it offers, your financial intermediary may charge fees which are in addition to those described in this prospectus.

EXCHANGING SHARES

Class I shares may only be exchanged for Class I shares of any other fund by having your financial representative process your exchange request. Class I shares may not be exchanged for any other class. The registration for both accounts involved must be identical. You may be subject to tax liability as a result of your exchange. The fund reserves the right to amend or terminate the exchange privilege at any time, for any reason.

If you own Class A, B, C, L, R3, R4, R5 or Y shares of certain funds, please refer to the prospectus for these class share offerings for further information on the exchange privileges available to you.

SELLING SHARES

You may redeem your shares by having your financial representative process your redemption. Your financial representative will be responsible for furnishing all necessary documents to the fund and may charge you for this service.

THE HARTFORD MUTUAL FUNDS

TRANSACTION POLICIES

VALUATION OF SHARES

The net asset value per share (NAV) is determined for the fund and each class as of the close of regular trading on the New York Stock Exchange ("NYSE") (typically 4:00 p.m. Eastern Time) on each business day that the NYSE is open. The net asset value for the fund is determined by dividing the value of the fund's net assets attributable to a class of shares by the number of shares outstanding for that class.

The fund generally uses market prices in valuing portfolio securities. If market quotations are not readily available or are deemed unreliable, the fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the fund's Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the exchange on which a portfolio security is principally traded but before the close of the NYSE that is expected to affect the value of the portfolio security. The circumstances in which the fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities; and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of securities principally traded on foreign markets, the fund uses a fair value pricing service approved by the fund's Board, which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign exchanges but before the close of the NYSE. Securities that are principally traded on foreign markets may trade on days that are not business days of the fund. Because the NAV of the fund's shares is determined only on business days of the fund, the value of foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the fund. Fair value pricing is subjective in nature and the use of fair value pricing by the fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using prevailing market values. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV per share.

BUY AND SELL PRICES

When you buy shares, you pay the NAV. When you sell shares, you receive the NAV.

TRANSACTION POLICIES

EXECUTION OF REQUESTS

The fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after the request is received from your financial representative, if the order is in "good order" (has all required information).

In unusual circumstances, the fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to three business days or longer, as allowed by federal securities laws.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of the fund by a fund shareholder can disrupt the management of the fund, negatively affect the fund's performance, and increase expenses for all fund shareholders. In particular, frequent trading (i) can force the fund's portfolio manager to hold larger cash positions than desired instead of fully investing the funds, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the fund; and (iv) can trigger taxable gains for other shareholders. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when the fund invests in securities that are thinly traded (for example some small capitalization stocks) or are traded primarily in markets outside of the United States. Frequent traders, and in particular those using arbitrage strategies can dilute the fund's NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase the fund.

The Board of Directors of the fund has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders. The fund's policy is to discourage investors from trading in the fund's shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading. The fund reserves the right to reject any purchase order at any time and for any reason, without prior written notice. The fund also reserves the right to revoke the exchange privileges of any person at any time and for any reason. In making determinations concerning the revocation of exchange privileges, the fund may consider an investor's trading history in any Hartford Mutual Fund, including the person's trading history in any accounts under a person's common ownership or control.

It is the policy of the fund to permit only two "substantive round trips" by an investor within any single fund within a 90-day period.


A substantive round trip is a purchase of or an exchange into the same fund and a redemption of or an exchange out of the same fund in a dollar amount that the fund's transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund. When an additional transaction request for the fund is received within the 90-day period, the requested transaction will be rejected and the person requesting such transaction will be deemed an "Excessive Trader." All exchange and purchase privileges of an Excessive Trader shall be suspended within the fund for the first violation of the policy for a period of 90 days. For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader will be suspended indefinitely. If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the fund's transfer agent may terminate the registered representative's exchange and purchase privileges in the fund. Automatic programs offered by the fund such as dollar cost averaging and dividend diversification are exempt from the policy described above.

In addition, the Money Market Fund is excluded from the policy.


The fund's policies for deterring frequent purchases and redemptions of fund shares by the fund shareholder are intended to be applied uniformly to all fund shareholders to the extent practicable. Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the fund. Because the fund receives these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the fund is substantially limited in its ability to identify or deter Excessive Traders or other abusive traders. The fund's procedures with respect to omnibus accounts will be as follows: (1) Where Hartford Administrative Service Company ("HASCO") is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy. (2) Where an intermediary will implement the Policy on behalf of HASCO, HASCO shall obtain an appropriate annual certification from such intermediary. (3) Where an intermediary has established reasonable internal controls and procedures for limiting exchange activity in a manner that serves the purposes of the Policy as determined by the Frequent Trading Review Committee (comprised of the funds' Chief Compliance Officer, Chief Legal Officer and a senior business leader of The Hartford), HASCO shall permit such intermediary to apply its policy in lieu of this Policy and obtain an appropriate annual certification. Finally, (4) where none of the foregoing occurs, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring. In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy. In addition, the fund's transfer agent will seek to obtain annual certifications from financial intermediaries that such intermediaries have established reasonable internal controls and procedures for limiting exchange activities in a manner that is consistent with the fund's policies concerning frequent purchases and redemptions of fund shares and are reasonably designed to obtain compliance with applicable rules relating to customer-order handling and abusive trading practices. Nonetheless, the fund's ability to identify and deter frequent purchases and redemptions of the fund's shares through omnibus accounts is limited, and the fund's success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the financial intermediaries.


In October 2007, new SEC rules became effective which require the fund and intermediaries to enter into written agreements intended to promote transparency in omnibus accounts. As the fund and intermediaries implement the requirements of the new rules, it is expected that the fund will be better able to apply its frequent trading policies to omnibus accounts.


The use of fair value pricing can serve both to make the fund less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors. Certain market timers seek to take advantage of pricing anomalies that can occur in fund shares resulting from the manner in which the NAV of the fund's shares is determined each day. Frequent trading in fund shares can dilute the value of long-term shareholders' interests in the fund if the fund calculates its NAV using closing prices that are no longer accurate. This can happen particularly in funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities. The fund's pricing procedures, particularly those procedures governing the determination of the "fair value" of securities for which market prices are not readily available (or are unreliable) for foreign securities may serve as a deterrent against harmful excessive trading in fund shares. For additional information concerning the fund's fair value procedures, please refer to "Valuation of Shares."

CERTIFICATED SHARES

Shares are electronically recorded and therefore share certificates are not issued.

TRANSACTION POLICIES

SMALL ACCOUNTS

If the total value of a fund in your account is less than $1,000 (for any reason), you may be asked to purchase more shares within 30 days. If you do not take action within this time, your fund may close out your account and mail you the proceeds.

SALES IN ADVANCE OF PURCHASE PAYMENTS

When a request is placed to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you (or your financial representative) until the purchase payment clears. This may take up to 10 calendar days after the purchase.

SPECIAL REDEMPTIONS

Although it would not normally do so, the fund has the right to pay the redemption price of shares of the fund in whole or in part in portfolio securities. When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the fund during any 90 day period for any one account.

DIVIDENDS AND ACCOUNT POLICIES

You will receive account and tax information statements, if applicable, from your financial intermediary pursuant to their policies.


DIVIDENDS AND DISTRIBUTIONS The fund intends to distribute substantially all of its net income to shareholders at least quarterly and capital gains will be distributed at least annually. Dividends from net investment income of the fund are normally declared and paid quarterly. Unless shareholders specify otherwise, all dividends and distributions received from the fund are automatically reinvested in additional full or fractional shares of the fund.


Your financial representative will decide whether to elect to receive quarterly dividends in cash as part of the advisory fee-based wrap program. If you would like to receive cash dividends, you should speak with your financial representative.


The fund seeks to maintain a target rate of distribution for each period. In order to do so, the fund may distribute less or more investment income than it earns on its investments each period. The fund may use accrued undistributed investment income to fulfill distributions made during periods in which the fund distributes more than the fund earns. The target rate of distribution is evaluated regularly and can change at any time. The target rate of distribution is not equivalent to the 30-day SEC yield of the fund.



TAXABILITY OF DIVIDENDS Dividends and distributions you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from a fund's long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. The lower tax rates on qualified dividend income and long-term capital gains are currently scheduled to expire after 2010.



Some dividends paid in January may be taxable as if they had been paid the previous December.





TAXABILITY OF TRANSACTIONS Unless your shares are held in a qualified retirement account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction which will be long-term or short-term, depending upon how long you held your shares. You are responsible for any tax liabilities generated by your transactions.

The fund may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.




Distributions from the fund may also be subject to state, local and foreign taxes. You should consult your own tax adviser regarding the particular tax consequences of an investment in the fund.

THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

Because the fund has not commenced operations, no financial highlights information is available for the fund.

FUND CODE AND CUSIP NUMBER


                                 CLASS I SHARES


                                             FUND     CUSIP
NAME                                         CODE     NUMBER
----                                         ----   ---------
The Hartford Global Enhanced Dividend Fund   1586   41664L542

FOR MORE INFORMATION

Two documents are available that offer further information on The Hartford Mutual Funds:

ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS


Additional information about the fund will be contained in the financial statements and portfolio holdings in the fund's annual and semi-annual reports. In the fund's annual report you will also find a discussion of the market conditions and investment strategies that will have significantly affected the fund's performance during the last fiscal year, as well as the independent registered public accounting firm's report. Because the fund did not commence operations until November 30, 2007, the fund has not yet delivered an annual or semi-annual report.


STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information on the fund.

A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into (which means it is legally a part of) this prospectus.

The fund makes available this prospectus and its SAI free of charge, on the fund's website at www.hartfordinvestor.com. The fund will make available its annual/semi-annual reports free of charge on the fund's website when such reports become available.

To request a free copy of the current SAI or annual/semi-annual reports when they become available, or for shareholder inquiries or other information about the fund, please contact the fund at:

BY MAIL:

The Hartford Mutual Funds
P.O. Box 64387
St. Paul, MN 55164-0387

(For overnight mail)
The Hartford Mutual Funds
500 Bielenberg Drive
Woodbury, MN 55125-1400

BY PHONE:

1-888-843-7824

ON THE INTERNET:

www.hartfordinvestor.com

Or you may view or obtain these documents from the SEC:

IN PERSON:

at the SEC's Public Reference Room in Washington, DC

Information on the operation of the SEC's public reference room may be obtained by calling 1-202-942-8090.

BY MAIL:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

ON THE INTERNET OR BY E-MAIL:

Internet: (on the EDGAR Database on the SEC's internet site) www.sec.gov

E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC FILE NUMBERS:

The Hartford Mutual Funds, Inc. 811-07589

THE HARTFORD MUTUAL FUNDS

THE HARTFORD MUTUAL FUNDS

     CLASS R3, CLASS R4, CLASS R5 AND CLASS Y SHARES
     RETIREMENT PLAN PROSPECTUS


     November 30, 2007


     THE HARTFORD GLOBAL ENHANCED DIVIDEND FUND

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.





     The Hartford Global Enhanced Dividend Fund is currently closed to new investors.


     THE HARTFORD MUTUAL FUNDS
     P.O. BOX 64387
     ST. PAUL, MN 55164-0387

                      THIS PAGE IS INTENTIONALLY LEFT BLANK

CONTENTS


INTRODUCTION                                       INTRODUCTION

A summary of the fund's goals,    The Hartford Global Enhanced Dividend Fund
principal strategies, main
risks, performance and
expenses

Description of other investment   Investment strategies and investment matters
strategies and investment         Terms used in this Prospectus
risks

Investment manager and            Management of the fund
management fee information

Information on your account       About your account Choosing a share class How
                                  sales charges are calculated Sales charge
                                  reductions and waivers Investor Requirements
                                  Opening an account Buying shares Selling
                                  shares Transaction policies Dividends and
                                  account policies Additional investor services

Further information on the fund   Financial highlights
                                  Fund code and CUSIP number                      back cover
                                  For more information                            back cover


THE HARTFORD MUTUAL FUNDS

INTRODUCTION

This prospectus relates to the Class R3, Class R4, Class R5 and Class Y shares of the fund. The fund also offers Class A, Class B and Class C shares pursuant to a separate prospectus describing these classes. The funds also offer Class I shares only through advisory fee-based wrap programs sponsored by financial intermediaries having a selling, administration or any similar agreement with the Funds, pursuant to a separate prospectus describing that class.

Below is a summary table briefly describing certain differences between the different share classes offered in this retirement plan prospectus. You should refer to the summary of the fund's goals, principal strategies, main risks, performance and expenses for more details. The fund offers several classes of shares to retirement plans. Each class has its own expense structure and may provide for different levels of service and different amounts of compensation to financial intermediaries. It is the responsibility of a plan fiduciary to choose the share class (and pricing) that best suits the needs of plan participants.

                                               CLASS R3             CLASS R4             CLASS R5             CLASS Y
                                         -------------------  -------------------  -------------------  -------------------
INVESTMENT MINIMUMS                             None                 None                 None               $1 million
MAXIMUM SALES CHARGE (LOAD)*                    None                 None                 None                  None
MAXIMUM DEFERRED SALES CHARGE (LOAD) *          None                 None                 None                  None
MANAGEMENT FEES**                               1.00%                1.00%                1.00%                 1.00%
DISTRIBUTION AND SERVICE (12B-1) FEES**         0.50%                0.25%                None                  None
ADMINISTRATIVE FEE**                            0.20%                0.15%                0.10%                 None
ELIGIBLE INVESTORS                       401(k) plans, 457    401(k) plans, 457    401(k) plans, 457    Employee benefit or
                                         plans,               plans,               plans,               retirement plans
                                         employer-sponsored   employer-sponsored   employer-sponsored   with at least $10
                                         403(b) plans,        403(b) plans,        403(b) plans,        million in plan
                                         profit-sharing and   profit-sharing and   profit-sharing and   assets, or 750 or
                                         money purchase       money purchase       money purchase       more eligible
                                         pension plans,       pension plans,       pension plans,       employees; and
                                         defined benefit      defined benefit      defined benefit      certain employee
                                         plans, and           plans, and           plans, and           benefit or
                                         nonqualified         nonqualified         nonqualified         retirement plans.
                                         deferred             deferred             deferred
                                         compensation plans.  compensation plans.  compensation plans.

*    Imposed on purchases as a percentage of the offering price

**   As a percentage of a fund's average net assets

+ See "Investor Requirements" for additional institutional eligible investors.

The fund is a series of The Hartford Mutual Funds, Inc. and is a diversified open-end management investment company. Information on the fund, including risk factors, can be found on the pages following this introduction.


The fund is currently closed to new investors.


The investment manager to the fund is Hartford Investment Financial Services, LLC ("HIFSCO"). As the investment manager, HIFSCO is responsible for the management of the fund and supervision of the fund's investment sub-adviser. The day-to-day portfolio management of the fund is provided by an investment sub-adviser: Hartford Investment Management Company ("Hartford Investment Management"). Information regarding HIFSCO and the Hartford Investment Management is included under the section entitled "Management of the Fund" in this prospectus.

THE HARTFORD MUTUAL FUNDS, INC. HAS RECEIVED AN ORDER FROM THE SEC THAT PERMITS ITS INVESTMENT MANAGER, SUBJECT TO APPROVAL BY ITS BOARD OF DIRECTORS, TO CHANGE SUB-ADVISERS ENGAGED BY THE INVESTMENT MANAGER TO CONDUCT THE INVESTMENT PROGRAM OF THE FUND WITHOUT SHAREHOLDER APPROVAL. FOR MORE INFORMATION, PLEASE SEE THIS PROSPECTUS UNDER "THE INVESTMENT MANAGER."

MUTUAL FUNDS ARE NOT BANK DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. BECAUSE YOU COULD LOSE MONEY BY INVESTING IN THE FUND, BE SURE TO READ ALL RISK DISCLOSURES CAREFULLY BEFORE INVESTING.

THE HARTFORD GLOBAL ENHANCED DIVIDEND FUND

INVESTMENT GOAL. The Hartford Global Enhanced Dividend Fund seeks a high level of current income. Capital appreciation is a secondary objective.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks to achieve its goal by taking long and short positions in domestic equity securities and foreign equity securities listed on U.S. exchanges, which can include American Depositary Receipts or "ADRs". Under normal circumstances, the fund invests at least 80% of its assets in dividend paying equity securities. The fund will take long positions in equity securities that Hartford Investment Management believes offer the potential for above average dividend yields and for attractive returns. The fund will sell short equity securities that Hartford Investment Management believes offer the potential for a below average dividend yield and which are likely to underperform. The fund seeks to enhance yield by using the proceeds from short sales to purchase additional equity securities that provide an above average dividend yield.

When the fund takes a long position, it purchases an equity security outright. When the fund takes a short position, it sells at the current market price an equity security that it does not own but has borrowed in anticipation that the market price of the equity security will decline. To complete, or close out, the short sale transaction, the fund purchases the same equity security in the market and returns it to the lender. The fund makes money when the market price of the borrowed equity security goes down and the fund is able to replace it for less than the fund earned by selling the equity security short. Conversely, if the price of the equity security goes up after the sale, the fund will lose money because it will have to pay more to replace the borrowed equity security than the fund received when it sold the equity security short.

The fund will generally hold long positions equal to approximately 140% of the fund's net assets and short positions equal to approximately 40% of the fund's net assets. However, the long and short positions held by the fund may change as market conditions change. The fund's long positions may range from 100% to 150% of the fund's net assets and its short positions may range from 0% to 50% of its net assets.

The fund will focus its investments on companies with market capitalizations similar to the Russell 3000 Index and a diverse selection of ADRs available across countries and sectors. As of May 31, 2007, the market capitalization of companies within the Russell 3000 Index ranged from approximately $15 million to $476 billion. The fund may take long and short positions in domestic equity securities and foreign equity securities listed on U.S. exchanges, which can include American Depositary Receipts or "ADRs". ADRs are certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or non-U.S. branch of a U.S. bank. ADRs are traded on a U.S. securities exchange, or on an over-the-counter market, and are denominated in U.S. dollars. Under normal market conditions, the fund's investments in ADRs will range from 40% to 70% of the fund's net assets (including investments in emerging markets countries).

The fund may engage in frequent and active trading of equity securities to achieve its investment objective.

Dividend yield is a primary consideration in selecting stocks. In addition to yield, Hartford Investment Management also uses a quantitative multifactor approach to bottom-up stock selection, utilizing a broad set of individual fundamental stock characteristics to model each stock's relative attractiveness, with a focus on those factors that have been demonstrated historically to drive market returns. These characteristics include factors designed to describe a company's business, its valuation, investors' response to the company and the company's management behavior and earnings quality. The fundamentals used may vary by industry sector. Hartford Investment Management frequently and consistently measures the characteristics of every stock in the eligible universe and incorporates these measurements in a rigorous, repeatable process that considers both volatility and correlations.

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

ADRs are subject to various risks of loss that are different from the risks of investing in securities of U.S.-based companies. Investments in ADRs may be affected by fluctuations in currency exchange rates, less liquid trading markets, greater price volatility, less publicly available information about issuers, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging securities markets. Also, if there is a rise in demand for the underlying security and it becomes less available to the market, the price of the ADR may rise, causing the fund to pay a premium in order to obtain the desired ADR. Conversely, changes in foreign market conditions or access to the underlying securities could result in a decline in the value of the ADR.

The fund's investment strategy may involve more risk than other funds that do not engage in short selling. In a short sale, the fund sells a borrowed security. The fund may not always be able to borrow the security at a particular time or at an acceptable price. Thus, there is risk that the fund may be unable to implement its investment strategy due to the lack of available stocks or for other reasons.

After selling the borrowed security, the fund is obligated to "cover" the short sale by purchasing and returning the security to the lender. If a security sold short increases in price, the seller may have to cover its short position at a higher price than the short sale price, resulting in a loss. Because the fund's loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss.

Short sales also involve other costs. The fund must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. In addition, to borrow the security, the fund may be required to pay a premium. The fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for the fund resulting from a short sale will be decreased, and the amount of any ultimate loss will be increased, by the amount of premiums, dividends, interest or expenses a Fund may be required to pay in connection with the short sale.

Until the fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets to cover the fund's short position. Securities held in a segregated account cannot be sold while the position they are covering is outstanding, unless they are replaced with similar securities. Additionally, the fund must maintain sufficient liquid assets (less any additional collateral held by the broker) to cover the short sale obligation. This may limit the fund's investment flexibility, as well as its ability to meet redemption requests or other current obligations.

By investing the proceeds received from selling securities short, the fund is employing a form of leverage. The use of leverage may increase the fund's exposure to long equity positions and make any change in the fund's NAV greater than without the use of leverage. This could result in increased volatility of returns. There is no guarantee that the fund will leverage its portfolio, or if it does, that the fund's leveraging strategy will be successful. The fund cannot guarantee that the use of leverage will produce a higher return on an investment.

The fund trades securities very actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

The fund's focus on dividend yielding investments significantly influences its performance. High dividend yielding investments as a group can fall out of favor with the market, causing the fund to underperform funds that do not focus on dividends. The fund's strategy of using the proceeds from short sales to purchase additional equity securities that provide an above average dividend yield will amplify the fund's underperformance when high dividend yielding investments are out of favor with the market. The fund's focus on dividend yielding investments and use of short sales may cause the fund's share price and total return to fluctuate more than the share price and total return of funds that do not focus on dividend yielding investments using a short selling strategy. The fund's focus on dividend yielding investments and use of short sales may result in the underperformance of the fund relative to broad market indices.

Hartford Investment Management's investment strategy will significantly influence performance. If Hartford Investment Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Hartford Investment Management's successful use of quantitative analysis of the prospects of particular companies.

The fund may take a short position in a security at the same time that other accounts managed by Hartford Investment Management take a long position in the same security, or take a long position in a security at the same time that other accounts managed by Hartford Investment Management take a short position in the same security. In addition, the fund may from time to time take a long or short position in a particular equity security while simultaneously taking the opposite position with respect to an exchange traded fund ("ETF") which includes such particular equity security as a constituent. ETFs are baskets of securities that, like stocks, trade on exchanges such as the American Stock Exchange and the New York Stock Exchange. These and other transactions undertaken on behalf of other accounts managed by Hartford Investment Management may adversely impact the fund. Transactions on behalf of other accounts managed by Hartford Investment Management may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the fund.

PAST PERFORMANCE. Because the fund has been in operation for less than one full calendar year, no performance history has been provided.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                         CLASS R3   CLASS R4   CLASS R5   CLASS Y
                                                                         --------   --------   --------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a percentage of
      offering price                                                       None       None       None      None
   Maximum deferred sales charge (load) (as a percentage of purchase
      price or redemption proceeds, whichever is less)                     None       None       None      None
   Exchange fees                                                           None       None       None      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees (1)                                                     1.00%      1.00%      1.00%     1.00%
   Distribution and service (12b-1) fees                                   0.50%      0.25%      None      None
   Other expenses
      Short sales program expenses(2)                                      0.40%      0.40%      0.40%     0.40%
      All other expenses(3)                                                0.35%      0.30%      0.25%     0.15%
      Total other expenses                                                 0.75%      0.70%      0.65%     0.55%
   Total annual operating expenses (1)(2)(4)                               2.25%      1.95%      1.65%     1.55%

(1) HIFSCO has agreed to waive 100% of the management fee for the fund's first year of operation.

(2) The fund's prime broker charges certain service fees in connection with the administration of the fund's short positions. This amount also includes payments to lenders as substitute dividends on securities borrowed ("dividend expense"). Dividend expenses will vary based on dividends paid by the securities the fund sells short. This amount is estimated for the fund's current fiscal year.


(3) "All other expenses" are estimated and include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. "Other expenses" also include an administrative services fee for third-party record keeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5, respectively. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(4) HIFSCO has voluntarily agreed to limit the total operating expenses of the Class R3, Class R4, Class R5 and Class Y shares of the fund, exclusive of taxes, interest expense, dividend expense, short sales program expenses, brokerage commissions, acquired fund fees and extraordinary expenses, to respectively, 1.85%, 1.60% 1.35% and 1.25%. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)   CLASS R3   CLASS R4   CLASS R5   CLASS Y
--------------------------   --------   --------   --------   -------
Year 1                         $228       $198       $168       $158
Year 3                         $703       $612       $520       $490

You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)   CLASS R3   CLASS R4   CLASS R5   CLASS Y
-----------------------------   --------   --------   --------   -------
Year 1                            $228       $198       $168       $158
Year 3                            $703       $612       $520       $490

INVESTMENT STRATEGIES AND INVESTMENT MATTERS

INVESTMENT RISKS GENERALLY

Many factors affect the fund's performance. There is no assurance that the fund will achieve its investment goal (investment objective), and investors should not consider any one fund alone to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in the fund.

The different types of securities, investments, and investment techniques used by the fund all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation or dividend yield and an investment in any stock is subject to, among other risks, the risk that the stock market as a whole may decline, thereby depressing the stock's price (market risk), or the risk that the price of a particular issuer's stock may decline due to its financial results (financial risk). With respect to debt securities, there exists, among other risks, the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument (credit risk, a type of financial risk). In addition, the value of debt instruments and other income-bearing securities generally rises and falls inversely with prevailing current interest rates (interest rate risk, a type of market risk). Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. As described below, an investment in the fund entails special additional risks.

USE OF MONEY MARKET INVESTMENTS FOR TEMPORARY DEFENSIVE PURPOSES

From time to time, as part of its principal investment strategy, the fund may invest some or all of its assets in cash or high quality money market securities for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent the fund is in a defensive position, the fund may lose the benefit of market upswings and limit its ability to meet its investment objective.

USE OF SHORT SALES

As part of its principal investment strategy, the fund will enter into short sales. In a short sale, the fund sells a borrowed security (typically from a broker or other institution). The fund may not always be able to borrow the security at a particular time or at an acceptable price. Thus, there is risk that the fund may be unable to implement its investment strategy due to the lack of available stocks or for other reasons. After selling the borrowed security, the fund is obligated to "cover" the short sale by purchasing the security and returning the security to the lender. If a security sold short increases in price, the fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. Because the fund's loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss.

Short sales also involve other costs. The fund must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. In addition, to borrow the security, the fund may be required to pay a premium. The fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for the fund resulting from a short sale will be decreased, and the amount of any ultimate loss will be increased, by the amount of premiums, dividends, interest or expenses the fund may be required to pay in connection with the short sale. Until the fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets to cover the fund's short position. Securities held in a segregated account cannot be sold while the position they are covering is outstanding, unless they are replaced with similar securities. Additionally, the fund must maintain sufficient liquid assets (less any additional collateral held by the broker) to cover the short sale obligation. This may limit the fund's investment flexibility, as well as its ability to meet redemption requests or other current obligations.

USE OF OPTIONS, FUTURES AND OTHER DERIVATIVES

The fund may purchase and sell options, enter into futures contracts and/or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates, inflation and other indices. These techniques permit the fund to gain exposure to a particular security, group of securities, interest rate or index, and thereby have the potential for the fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.

These techniques are also used to manage risk by hedging the fund's portfolio investments. Hedging techniques may not always be available to the fund, and it may not always be feasible for the fund to use hedging techniques even when they are available.

Derivatives have risks, however. If the issuer of the derivative instrument does not pay the amount due, the fund could lose money on the instrument. In addition, the underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way the fund's manager expected. As a result, the use of these techniques may result in losses to the fund or increase volatility in the fund's performance. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect.

FOREIGN INVESTMENTS

As part of its principal investment strategy, the fund may invest in foreign equity securities listed on U.S. exchanges, which can include American Depositary Receipts or "ADRs".

ADRs are securities traded on a U.S. securities exchange, or on an over-the-counter market, that represent interests in securities issued by a foreign publicly-listed company. ADRs have the same currency and economic risks as the underlying shares they represent.

Investments in the securities of foreign issuers involve significant risks that are not typically associated with investing in the securities of domestic issuers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations. Securities of some foreign issuers may be less liquid than securities of comparable domestic issuers. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities or loan transactions, thus making it difficult to execute such transactions. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign issuer than a domestic issuer. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of a fund, or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

INVESTMENTS IN EMERGING MARKETS

The fund may invest in emerging markets (through investments in foreign equity securities listed on U.S. exchanges, which can include ADRs) as part of its principal investment strategy.

The securities markets of Asian, Latin American, Eastern European, Middle Eastern, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. These risks are not normally associated with investments in more developed countries.

SMALL CAPITALIZATION COMPANIES

The fund may invest in securities of small capitalization companies as a part of its principal investment strategy.

Historically, small market capitalization stocks and stocks of recently organized companies have been more volatile in price than the larger market capitalization stocks often included in the S&P 500 Index. As a result, investing in the securities of such companies involves greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks. Small company stocks are frequently thinly traded and may have to be sold at a discount from current market prices or sold in small lots over an extended period of time. Small companies also often have limited product lines, markets or financial resources, may depend on or use a few key personnel for management, and may be susceptible to losses and risks of bankruptcy. The transaction costs associated with small company stocks are often higher than those of larger capitalization companies.

OTHER INVESTMENT COMPANIES

The fund is permitted to invest in other investment companies, including investment companies which may not be registered under the Investment Company Act of 1940, as amended (the "1940 Act"), such as holding company depository receipts ("HOLDRs"), but not as part of its principal investment strategy. The investment in other investment companies is limited in amount by the 1940 Act, and will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.


The fund's investments in investment companies may include various exchange-traded funds ("ETFs"), subject to the fund's investment objective, policies, and strategies as described in this prospectus. ETFs are baskets of securities that, like stocks, trade on exchanges such as the American Stock Exchange and the New York Stock Exchange. ETFs are priced continuously and trade throughout the day. ETFs may track a securities index, a particular market sector, or a particular segment of a securities index or market sector. Some types of equity ETFs are:


- "SPDRs" (S&P's Depositary Receipts), which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of an S&P Index. Holders of SPDRs are entitled to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the stocks in the S&P Index's underlying investment portfolio, less any trust expenses.

- "Qubes" (QQQQ), which invest in the stocks of the Nasdaq 100 Index, a modified capitalization weighted index that includes the stocks of 100 of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market. Qubes use a unit investment trust structure that allows immediate reinvestment of dividends.

- "iShares," which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of specific indexes.

- "HOLDRs" (Holding Company Depositary Receipts), which are trust-issued receipts that represent beneficial ownership in a specified group of 20 or more stocks. Unlike other ETFs, the fund can hold the group of stocks as one asset or unbundle the stocks and trade them separately, according to the fund's investment strategies.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector. Trading in an ETF may be halted if the trading in one or more of the ETF's underlying securities is halted. Although expense ratios for ETFs are generally low, frequent trading of ETFs by the fund can generate brokerage expenses.

Generally, the fund will not purchase securities of an investment company if, as a result: (1) more than 10% of the fund's total assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any such investment company being held by the fund, or (3) more than 5% of the fund's total assets would be invested in any one such investment company.

ABOUT THE FUND'S INVESTMENT GOAL

The fund's investment goal (or objective) may be changed without approval of the shareholders of the fund. The fund may not be able to achieve its goal.

CONSEQUENCES OF PORTFOLIO TRADING PRACTICES

The fund may have a relatively high portfolio turnover.

The fund may, at times, engage in short-term trading. Short-term trading could produce higher brokerage expenses for the fund and higher taxable distributions to the fund's shareholders and therefore could adversely affect the fund's performance. The fund is not managed to achieve a particular tax result for shareholders. Shareholders should consult their own tax adviser for individual tax advice.

TERMS USED IN THIS PROSPECTUS

Equity securities: Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options.

Foreign issuers: Foreign issuers include (1) companies organized outside the United States; (2) foreign governments and agencies or instrumentalities of foreign governments; and (3) issuers whose economic fortunes and risks are primarily linked with markets outside the United States. Certain companies organized outside the United States may not be deemed to be foreign issuers if the issuer's economic fortunes and risks are primarily linked with U.S. markets.

INVESTMENT POLICIES

The Global Enhanced Dividend Fund has a name which suggests a focus on a particular type of investment. In accordance with Rule 35d-1 under the Investment Company Act of 1940 (the "1940 Act"), the fund has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets in investments of the type suggested by its name, as set forth in the fund's Principal Investment Strategy section. This requirement is applied at the time the fund invests its assets. If, subsequent to an investment by the fund, this requirement is no longer met due to changes in value or capitalization of portfolio assets, the fund's future investments will be made in a manner that will bring the fund into compliance with this requirement. For purposes of this policy, "assets" means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. The fund's policy to invest at least 80% of its assets in such a manner is not a "fundamental" one, which means that it may be changed without the vote of a majority of the fund's outstanding shares as defined in the 1940 Act. The name of the fund may be changed without a majority vote of the fund's outstanding shares as defined in the 1940 Act. The name of the fund may be changed at any time by a vote of the fund's Board of Directors. However, Rule 35d-1 also requires that shareholders be given written notice at least 60 days prior to any change by a fund of its 80% investment policy covered by Rule 35d-1.

ADDITIONAL INVESTMENT STRATEGIES AND RISKS

The fund may invest in various securities and engage in various investment techniques which are not the principal focus of the fund and therefore are not described in this prospectus. These securities and techniques, together with their risks, are discussed in the fund's Statement of Additional Information ("SAI") which may be obtained free of charge by contacting the fund (see back cover for address phone number and website address).

DISCLOSURE OF PORTFOLIO HOLDINGS

The fund will disclose its complete month-end portfolio holdings on the fund's website at www.hartfordinvestor.com no earlier than 30 calendar days after the end of each month. The fund also will disclose on the fund's website the fund's largest ten holdings no earlier than 15 days after the end of each month. A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available (i) in the fund's SAI; and (ii) on the fund's website.

MANAGEMENT OF THE FUNDS

THE INVESTMENT MANAGER


Hartford Investment Financial Services, LLC ("HIFSCO") is the investment manager to the fund. HIFSCO is a wholly-owned, indirect subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"), a Connecticut financial services company with over $419.5 billion in assets under management as of September 30, 2007. At the same time, HIFSCO had over $52.2 billion in assets under management. HIFSCO is responsible for the management of the fund and supervises the activities of the investment sub-adviser described below. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.


The fund relies on an exemptive order from the Securities and Exchange Commission under which it uses a "Manager of Managers" structure. HIFSCO has responsibility, subject to oversight by the Board of Directors, to oversee the sub-adviser and recommend its hiring, termination and replacement. The exemptive order permits HIFSCO to appoint a new sub-adviser not affiliated with HIFSCO, with the approval of the Board of Directors and without obtaining approval from those shareholders that participate in the fund. Within 90 days after hiring any new sub-adviser, affected shareholders will receive information about the new sub-advisory relationship.

LITIGATION AND REGULATORY ACTIONS

Five putative multi-state class actions were filed in October 2004 and consolidated into one case, In re Hartford Mutual Funds Fee Litigation, pending before the United States District Court for the District of Connecticut, in which the plaintiffs made a wide range of allegations against The Hartford and other defendants relating, among other things, to fees charged to investors in certain of The Hartford Retail Mutual Funds. Following a motion by the defendants to dismiss the case, but before the court had yet ruled on the motion, the plaintiffs sought the court's permission to file a second amended complaint. In February 2007, the court granted the plaintiffs leave to amend. In the second amended complaint, the plaintiffs allege, among other things, that investors in the Hartford Advisers Fund, Hartford Capital Appreciation Fund, Hartford Dividend and Growth Fund, Hartford MidCap Fund, and Hartford Stock Fund were charged excessive fees during the period from February 27, 2003 through February 27, 2004. The defendants, which include The Hartford Financial Services Group, Inc., Hartford Investment Financial Services, LLC, Wellington Management Company, LLC, Hartford Investment Management Company, Hartford Securities Distribution Company, Inc., and PLANCO Financial Services Inc., intend to move to dismiss the second amended complaint. This litigation is not expected to result in a material adverse effect on the funds.

THE INVESTMENT SUB-ADVISER


Hartford Investment Management is a professional money management firm that provides services to investment companies, employee benefit plans, affiliated insurance companies and other institutional accounts. Hartford Investment Management is a wholly-owned subsidiary of The Hartford. As of September 30, 2007, Hartford Investment Management had investment management authority over approximately $143.1 billion in assets. Hartford Investment Management is principally located at 55 Farmington Avenue, Hartford, Connecticut 06105.


SOFT DOLLAR PRACTICES

The sub-adviser is responsible for the day-to-day portfolio management activities of the fund, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), the sub-adviser may obtain "soft dollar" benefits in connection with the execution of transactions for the fund. The sub-adviser may cause the fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for "brokerage and research services" (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-adviser receives these products and services. These products and services may be of value to the sub-adviser in advising its clients (including the fund), although not all of these products and services are necessarily useful and of value in managing the fund. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such "mixed use" items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own resources.

MANAGEMENT FEES

The fund pays a monthly management fee to HIFSCO based on a stated percentage of the fund's average daily net asset value as follows:

GLOBAL ENHANCED DIVIDEND FUND

AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $500 million             1.00%
Next $500 million              0.95%
Over $1 billion                0.90%

(1) HIFSCO has voluntarily agreed to waive 100% of the management fee for the fund's first year of operation.

Because the fund has not commenced operations, information is not available regarding fees paid by the fund to HIFSCO.

A discussion regarding the basis for the Board of Directors' approval of the investment management and investment sub-advisory agreements of the fund will be available in the fund's report to shareholders.

PORTFOLIO MANAGERS OF THE FUNDS

The following person has primary responsibility for the day-to-day management of the fund's portfolio since inception. The fund's SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the fund.

GLOBAL ENHANCED DIVIDEND FUND The fund is managed by Paul Bukowski.

Paul Bukowski, Vice President of Hartford Investment Management, has served as portfolio manager of the fund since its inception. Mr. Bukowski, who has 12 years of investment management experience, joined Hartford Investment Management in 2005. Before joining Hartford Investment Management, he was a senior quantitative portfolio analyst for ING's large-cap growth strategy from 2004. Prior to 2004, Mr. Bukowski was with Callard & Ogden Investment Management where he was responsible for quantitative analysis, fund research, and managed several core and growth portfolios. He also created investment systems, including databases and front-end user interfaces, and was responsible for managing several core and growth portfolios. Mr. Bukowski earned a BA in Statistics and Computer Science from the University of Wisconsin and an MBA in Finance and Policy from the University of Chicago. He holds the Chartered Financial Analyst designation and is a fellow of the Casualty Actuarial Society.

ABOUT YOUR ACCOUNT

CHOOSING A SHARE CLASS

CLASS R3

-    No front-end sales charge; all your money goes to work for you right away.

-    Distribution and service (12b-1) fees of 0.50%.

-    Administrative Fee of 0.20%

CLASS R4

-    No front-end sales charge; all your money goes to work for you right away.

-    Distribution and service (12b-1) fees of 0.25%.

-    Administrative Fee of 0.15%

CLASS R5

-    No front-end sales charge; all your money goes to work for you right away.

-    No distribution and service (12b-1) fees.

-    Administrative Fee of 0.10%

CLASS Y

-    No front-end sales charge; all your money goes to work for you right away.

-    No distribution and service (12b-1) fees.

-    No Administrative Fee

Each class of shares of the fund has its own expense structure, which enables you to choose the share class (and pricing) that best meets your specific needs and circumstances. For actual past expenses of each share class, see the fund information earlier in this prospectus. In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial representative or plan administrator may receive different compensation depending on the share class that you invest in and you may receive different services in connection with investments in different classes of shares. Investors should consult with their financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that will be received by their financial intermediary in connection with each share class and other factors that may be relevant to the investor's decision as to the best share class in which to invest.

Class R3 and Class R4, have each adopted a Rule 12b-1 plan which allows the class to pay distribution fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Other classes of shares of the fund may be offered from time to time through one or more separate prospectuses of the fund. Each class of shares of a fund represents an interest in the same portfolio of investments of a fund and generally has the same rights, except for the differing sales charges, distribution fees, service fees and any other expenses associated with each particular class of shares. In addition, each share class has exclusive voting rights with respect to any distribution plan and/or service plan for that class of shares. Further, some share classes may have different conversion rights or shareholder servicing options.

DISTRIBUTION ARRANGEMENTS


Hartford Investment Financial Services, LLC ("HIFSCO") serves as the principal underwriter for the fund pursuant to Underwriting Agreements initially approved by the Board of Directors of The Hartford Mutual Funds, Inc. (the "Company"). HIFSCO is a registered broker-dealer and member of the Financial Industry Regulatory Authority ("FINRA"). Shares of the fund are continuously offered and sold by selected broker-dealers who have selling agreements with HIFSCO. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of the fund. Except as discussed below, HIFSCO bears all the expenses of providing services pursuant to the Underwriting Agreements including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HIFSCO is not obligated to sell any specific amount of shares of the fund.


DISTRIBUTION PLANS

The Company, on behalf of the fund, has adopted a separate distribution plan (the "Plan") for each of the Class R3 and Class R4 shares of the fund.

CLASS R3 PLAN Pursuant to the Class R3 Plan, a fund may pay HIFSCO a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities and up to 0.25% may be used for shareholder account services. HIFSCO will pay to dealers the service fee at a rate equal to 0.50% of the amount invested. Brokers may from time to time be required to meet certain other criteria in order to receive such service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R3 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

CLASS R4 PLAN Pursuant to the Class R4 Plan, a fund may pay HIFSCO a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities and up to 0.25% may be used for shareholder account services. HIFSCO will pay to dealers the service fee at a rate equal to 0.25% of the amount invested. Brokers may from time to time be required to meet certain other criteria in order to receive such service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R4 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

GENERAL Distribution fees paid to HIFSCO may be spent on any activities or expenses primarily intended to result in the sale of the Company's shares including: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell the fund's shares, (b) compensation to employees of HIFSCO, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HIFSCO incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, i.e., advertisements and sales literature, and (e) other distribution-related expenses and for the provision of personal service and/or the maintenance of shareholder accounts. These Plans are considered compensation type plans which means that the fund pays HIFSCO the entire fee regardless of HIFSCO's expenditures. Even if HIFSCO's actual expenditures exceed the fee payable to HIFSCO at any given time, the fund will not be obligated to pay more than that fee.

The Plans were adopted by a majority vote of the Board of Directors of the Company, including at least a majority of directors who are not interested persons of the fund as defined in the 1940 Act. A Plan may be terminated at any time by vote of the majority of the directors of the board who are not interested persons of the fund. A Plan will automatically terminate in the event of its assignment.

ADDITIONAL COMPENSATION TO BROKER-DEALERS, FINANCIAL INSTITUTIONS AND OTHER PERSONS ("FINANCIAL INTERMEDIARIES") In addition to the commissions (which may be paid or reallowed to Financial Intermediaries from an applicable sales charge and/or advanced to Financial Intermediaries) and Rule 12b-1 fees that are described above and in the SAI, the distributor and its affiliates pay, out of their own assets, significant additional compensation to Financial Intermediaries (who may or may not be affiliates of the distributor) in connection with the sale and distribution of the fund's shares ("Additional Payments") based on a number of factors that are described below and in the fund's SAI.

These Additional Payments are generally based on average net assets (or on aged assets, i.e., assets held over one year) of the fund attributable to a particular Financial Intermediary, on sales of the fund's shares attributable to a particular Financial Intermediary, and/or on reimbursement of ticket charges, and may, but are normally not expected to, exceed, in the aggregate, 0.44% of the average net assets of the fund attributable to a particular Financial Intermediary.

Such Additional Payments are generally made for the placement of the fund on a Financial Intermediary's list of mutual funds available for purchase by its customers and/or for including the fund within a group of mutual funds that receive special marketing focus. Certain additional compensation arrangements are discussed below.


Apart from the Additional Payments, additional compensation arrangements may take the form of, among others: (1) "due diligence" payments for a Financial Intermediary's examination of the fund and payments for providing extra employee training and information relating to the fund and (2) "marketing support" fees for providing assistance in promoting the sale of the fund's shares ("Other Compensation"). Subject to FINRA regulations, HIFSCO and its affiliates may contribute Other Amounts to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions in which participants may receive prizes such as travel awards, merchandise and cash and/or investment research pertaining to particular securities and other financial instruments or to the securities and financial markets generally, educational information and related support materials and hardware and/or software. HIFSCO and its affiliates may also pay for the travel expenses, meals, lodging and entertainment of Financial Intermediaries and their salespersons and guests in connection with education, sales and promotional programs, subject to applicable FINRA regulations. These programs, which may vary for different Financial Intermediaries, will not change the price an investor will pay for shares or the amount that the fund will receive from such sale. Incurred payments of Other Compensation did not exceed $1.1 million per Financial Intermediary for the calendar year ended December 31, 2006.


Additional Payments, including Other Compensation, may also pertain to the sale and distribution of other investment products distributed by affiliates of the distributor, and may, in some cases, act as a financial incentive for a Financial Intermediary to recommend the purchase of one fund over another fund. Additional Payments to Financial Intermediaries in connection with the sale and distribution of the fund's shares are negotiated based on a range of factors, including, but not limited to, reputation in the industry, ability to attract and retain assets (including distribution of particular classes of the fund's shares), target markets, customer relationships and quality of service. No one factor is determinative of the type or amount of Additional Payments to be provided and factors are weighed in the assessment of such determination.

For the calendar year ended December 31, 2006, HIFSCO or its affiliates incurred approximately $32.6 million in total Additional Payments, including Other Compensation (excluding travel expenses, meals, lodging and entertainment of Financial Intermediaries and their salespersons) to Financial Intermediaries, of which approximately $13.7 million was incurred with respect to Edward D. Jones & Co., L.P. For the calendar year ended December 31, 2006, total travel expenses, meals, lodging and entertainment of Financial Intermediaries and their salespersons did not in the aggregate exceed approximately $3.6 million.

As of January 1, 2007, HIFSCO has entered into arrangements to make Additional Payments, including Other Compensation (excluding travel expenses, meals, lodging and entertainment of Financial Intermediaries and their salespersons), to: A.G. Edwards & Sons, Inc., AIG Advisors Group, Inc., (Advantage Capital Corp., AIG Financial Advisors, American General, FSC Securities Corp., Royal Alliance Associates, Inc.), Allen & Company of FL, Inc., American General Securities, Inc., American Independent Securities Group, LLC, AmSouth Investment Services, Anchor Investment Services, Inc., Associated Investment Services, Inc., Associated Securities Corporation, Banc of America Investment Services, Inc., BancorpSouth Services, Banc West Investment Services, B.C. Ziegler & Company, BNY Investment Center, Inc., BOSC, Inc., Brookstreet Securities Corp., Cadaret Grant & Co., Inc., Cambridge Investment Research, Cantella & Company, Inc., Capital Analysts, Inc., Capital Investment Group, Inc., Centaurus Financial Inc., Charles Schwab & Co., Inc., Chase Investment Services Corporation, Citicorp Investment Services, Citigroup Global Markets, Inc., Colonial Brokerage, Inc., Comerica Securities, Commerce Brokerage Services, Inc., Commerce Capital Markets, Inc., Commonwealth Financial Network, Commonwealth Financial Services, Crown Capital Securities, LP, Cuna Brokerage Services, CUSO Financial Services, L.P., Dominion Investor Services, Duerr Financial Corp, Eagle One Investments, Edward D. Jones & Co., Empire Securities Corp, Equity Securities Corp, Equity Services, Inc., Essex National Securities, Inc., Ferris Baker Watts, Inc., FFP Securities, Inc., Fidelity Investments, Fifth Third Securities, Financial Planning Consultants, Inc., Fintegra, LLC, First Allied Securities, Inc., First Citizens Investor Services, Inc., First Heartland Capital Inc., First Tennessee Brokerage, Inc., Fiserv Brokerage Services, Inc., Frost Brokerage Services, Inc., Geneos Wealth Management, Inc., Girard Securities Inc., Grant Bettingen, Great American Advisors, Inc., H. Beck, Inc., H&R Block, Harbour Investments, Harvest Capital, LLC, HBW Securities, LLC, Hefren-Tillotson Inc., Hilliard Lyons, HSBC Brokerage USA, Huntington Investment Co., IFMG Securities, Inc., ING Advisor Network (Financial Network Investment Corporation, Inc., ING Financial Partners, Inc., Keybanc Capital Markets, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Independent Financial Group, LLC, Investment Professionals, Inc., Investors Capital Corp., Investors Security Company, Inc., Janney Montgomery Scott, J.J.B. Hilliard, Jefferson Pilot Securities Corp, KMS Financial Services,

Inc., KNBT Securities Inc., Kovack Securities, Inc., LaSalle Financial Services, LaSalle Street Securities, LLC, Lincoln Financial Advisors Group, Linsco/Private Ledger Corp., M&T Securities Inc., Merrill Lynch Pierce Fenner & Smith, Mid Atlantic Capital Corp, Money Concepts Capital Corp, Morgan Keegan & Company, Inc., Morgan Stanley DW Inc., Mutual Service Corporation, National Advisors Trust, National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), New England Securities, Newbridge Securities, NEXT Financial Group, Inc., North Ridge Securities Corp, Oppenheimer & Co, Inc., Pacific West Securities, Inc., Prime Capital Services, Inc., ProEquities, Inc., Prospera Financial Securities, Inc., QA3 Financial Corp., Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Dain Rauscher, RDM Investment Services, Robert W. Baird, Scott & Stringfellow Inc., Securian, Securities America, Inc., Securities Service Network, Inc., Sigma Financial Corp, Sorrento Pacific Financial, Spectrum Capital, Inc., Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, SunAmerica Securities, Inc., Suntrust Investment Services, TD Waterhouse, Inc., The Huntington Investment Company, TFS Securities, Inc., Transamerica Financial Advisors Inc., Triad Advisors, Inc., UBS Financial Services Inc., UnionBanc Investment Services LLC, United Heritage Financial Services, U.S. Bancorp Investments Inc., Uvest Financial Services Group, Inc., Vision Investment Services, Inc, Vorpahl Wing Securities, Wachovia Securities, LLC, Wall Street Financial Group, Webster Investment Services, Inc, Wells Fargo Investments, WM Financial Services, Inc., Workman Securities Corp, WRP Investments, Inc., XCU Capital Corp., and Woodbury Financial Services, Inc. (an indirect wholly-owned subsidiary of The Hartford). HIFSCO may enter into arrangements with other Financial Intermediaries to make such Additional Payments and Other Compensation.

In addition to the above payments, HIFSCO and its affiliates, out of their own assets, may pay compensation for subaccounting, administrative and/or shareholder processing services as described below.

ADDITIONAL COMPENSATION TO SERVICING INSTITUTIONS AND OTHER PERSONS ("SERVICING INTERMEDIARIES") FOR SUBACCOUNTING, ADMINISTRATIVE AND/OR SHAREHOLDER PROCESSING SERVICES. In addition to payments made in connection with the sale and distribution of the fund's shares (described above) and administration and Rule 12b-1 fees paid by the fund, the distributor and its affiliates pay, out of their own assets, significant additional compensation to Servicing Intermediaries (who may or may not be affiliates of the distributor) in connection with subaccounting, administrative and/or shareholder processing services ("Servicing Compensation") based on a number of factors described below.

Servicing Compensation is generally based on average net assets of the funds attributable to a particular Servicing Intermediary, and may, but is normally not expected to, exceed, in the aggregate, 0.20% of the average net assets of the funds attributable to a particular Servicing Intermediary. Such Servicing Compensation is generally made for subaccounting, administrative and/or shareholder processing services. These programs, which may vary for different Servicing Intermediaries, will not change the price an investor will pay for shares. This Servicing Compensation may act as a financial incentive for a Servicing Intermediary in choosing to provide services to one fund over another fund.

The Servicing Compensation to Servicing Intermediaries is negotiated based on a range of factors, including, but not limited to, reputation in the industry, customer relationships and quality of service. No one factor is determinative of the amount of Servicing Compensation to be provided and factors are weighed in the assessment of such determination. For the year ended December 31, 2006, HIFSCO incurred approximately $250,000 in total Servicing Compensation to Servicing Intermediaries and an incurred payment of such Servicing Compensation did not exceed $210,000 for any Servicing Intermediary.

As of January 1, 2007, HIFSCO has entered into arrangements to pay Servicing Compensation to: The 401(k) Company, American Century Investment Management, Inc.; AmeriMutual Funds Distributor, Inc.; Ameriprise Financial Services, Inc.; BenefitStreet, Inc.; Diversified Investment Advisors, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. ("Fidelity"); Gold Trust Company GWFS Equities, Inc.; Invesmart, Inc. & Invesmart Securities, LLC; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; Reliance Trust Company; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc, and Upromise Investments, Inc. HIFSCO may enter into arrangements with other Servicing Intermediaries to pay such Servicing Compensation.

Servicing Compensation is also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the fund. Although some arrangements are based on average net assets attributable to the Servicing Intermediary, such Servicing Intermediaries are generally paid a per account fee ranging to no more than $16 per account. As of January 1, 2007, such Servicing Intermediaries paid by HASCO are: ADP Broker-Dealer, Inc.; A.G. Edwards; American Stock Transfer and Trust Company; CPI Qualified Plan Consultants, Inc; SunGard InstitutionalBrokerage Inc.; Expert Plan, Inc.; Fiserv Trust Company; Gail Weiss & Associates, Inc.; Gem Group L.P.; Hewitt Associates LLC; Legette Actuaries, Inc.; Mid Atlantic Capital Corporation; MSCS

Financial Services, LLC; Ceridian Retirement Plan Services, Inc.; Northeast Retirement Services, Inc.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Swerdlin & Company; and Stanton Trust Company N.A. Other Servicing Intermediaries may be paid by HASCO in the future.

INVESTOR REQUIREMENTS

Class R3, R4 and R5 shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and nonqualified deferred compensation plans. Class R3, R4 and R5 shares also are available only to retirement plans where plan level or omnibus accounts are held on the books of the fund. Class R3, R4 and R5 shares are not available to retail nonretirement accounts, Traditional and Roth Individual Retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, individual 403(b) plans and 529 college savings plans.

Class Y shares offered through this prospectus are available to employee benefit or retirement plans which have (a) at least $10 million in plan assets, or (b) 750 or more employees eligible to participate at the time of purchase; and employee benefit or retirement plans of The Hartford, Wellington Management or broker-dealer wholesalers and their affiliates. However, employee benefit plans and/or retirement plans purchasing shares through (i) a record-keeper or a trust company that performs participant level record-keeping or other administrative services on behalf of such plans or (ii) a trading platform may purchase Class Y shares of a fund provided that such record-keeper or trust company and, if applicable, the trading platform, has entered into an agreement for such purposes with the distributor and/or its affiliates. Class Y shares are also offered through a stand-alone Class Y shares prospectus to: (1) banks and insurance companies or other large institutional investors; (2) investment companies; (3) non-profit organizations, charitable trusts, foundations and endowments; and (4) trust companies with assets held in a fiduciary, advisory, custodial or similar capacity over which the trust company has full or shared investment discretion, which are not subject to the eligibility requirements of
(a) and (b) above. If you meet the definition of these other institutional investors, you should consult that prospectus. Hartford, in its sole discretion, may accept purchases of Class Y shares from other purchasers not listed above.

OPENING AN ACCOUNT


IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What this means for you: When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver's license or other identifying documents.



For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business or entity. What this means for you: when you open an account or establish a relationship, we will ask for your business name, a street address and a tax identification number, that Federal law requires us to obtain. We appreciate your cooperation.



If a fund is not able to adequately identify you within the time frames set for in the law, your shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption. you may also incur any applicable sales charge.


NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES: Because you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative. Some of the services and programs described in this prospectus may not be available or may differ in such circumstances. In addition, some of the funds offered in this prospectus may not be available in your retirement plan. You should check with your retirement plan administrator or financial representative for further details.

1.   Read this prospectus carefully.

2.   Determine how much you want to invest.

    The minimum initial investment for the fund is as follows:

     -    R3, R4 and R5 shares - no investment minimum

     - Y shares - Employee benefit or retirement plans which have (a) at least $10 million in plan assets, or (b) 750 or more employees eligible to participate at the time of purchase; and employee benefit or retirement plans of The Hartford, Wellington Management or broker-dealer wholesalers and their affiliates must invest at least $1 million in Class Y shares of a fund. Retirement and/or employee benefit plans purchasing shares through (i) a record-keeper or a trust company that performs participant level record-keeping or other administrative services on behalf of such plans or (ii) a trading platform, are not subject to a minimum investment amount. Hartford, in its sole discretion, may accept purchases in Class Y shares that do not meet these dollar qualification requirements.

     There is no subsequent investment minimum for the fund.

3. Please contact your financial representative or plan administrator for instructions and assistance.

BUYING, EXCHANGING AND SELLING SHARES

BUYING SHARES

Eligible investors may establish an account and purchase shares through a plan administrator, record keeper or authorized financial intermediary (who may impose transaction charges in addition to those described in this prospectus). Some or all R share classes may not be available through certain financial intermediaries. Additional shares may be purchased through a plan's administrator, record keeper or other authorized financial intermediary. Your initial investment must meet the minimum requirements, if any, as discussed above. See your plan administrator, record keeper or financial intermediary for any questions regarding buying Class R3, R4, R5 and Y shares.

EXCHANGES

You may exchange shares of one fund for shares of the same class of any other fund that offers that class. See your plan administrator, record keeper or financial intermediary for any questions regarding exchanging shares.

If you own Class A, B, C, I or L or shares of certain funds or certain Class Y funds not offered in this prospectus, please refer to the prospectus for these class share offerings for further information on the exchange privileges available to you.

SELLING SHARES

You may redeem your shares by having your plan administrator or financial intermediary process your redemption. Your plan administrator or financial intermediary will be responsible for furnishing all necessary documents to the funds.

TRANSACTION POLICIES

VALUATION OF SHARES

The net asset value per share (NAV) is determined for the fund and each class as of the close of regular trading on the New York Stock Exchange ("NYSE") (typically 4:00 p.m. Eastern Time) on each business day that the NYSE is open. The net asset value for the fund is determined by dividing the value of the fund's net assets attributable to a class of shares by the number of shares outstanding for that class.

The fund generally uses market prices in valuing portfolio securities. If market quotations are not readily available or are deemed unreliable, the fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the fund's Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the exchange on which a portfolio security is principally traded but before the close of the NYSE that is expected to affect the value of the portfolio security. The circumstances in which the fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities; and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of securities principally traded on foreign markets, the fund uses a fair value pricing service approved by the fund's Board, which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign exchanges but before the close of the NYSE. Securities that are principally traded on foreign markets may trade on days that are not business days of the fund. Because the NAV of the fund's shares is determined only on business days of the fund, the value of foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the fund. Fair value pricing is subjective in nature and the use of fair value pricing by the fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using prevailing market values. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV per share.

BUY AND SELL PRICES

When you buy shares, you pay the NAV. When you sell shares, you receive the NAV.

EXECUTION OF REQUESTS

The fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in "good order" (has all required information) by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

In unusual circumstances, the fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to three business days or longer, as allowed by federal securities laws.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of the fund by a fund shareholder can disrupt the management of the fund, negatively affect the fund's performance, and increase expenses for all fund shareholders. In particular, frequent trading (i) can force the fund's portfolio manager to hold larger cash positions than desired instead of fully investing the funds, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the fund; and (iv) can trigger taxable gains for other shareholders. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when the fund invests in securities that are thinly traded (for example some small capitalization stocks) or are traded primarily in markets outside of the United States. Frequent traders, and in particular those using arbitrage strategies can dilute the fund's NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase the fund.

The Board of Directors of the fund has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders. The fund's policy is to discourage investors from trading in the fund's shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading. The fund reserves the right to reject any purchase order at any time and for any reason, without prior written notice. The fund also reserves the right to revoke the exchange privileges of any person at any time and for any reason. In making determinations concerning the revocation of exchange privileges, the fund may consider an investor's trading history in any Hartford Mutual Fund, including the person's trading history in any accounts under a person's common ownership or control.

It is the policy of the fund to permit only two "substantive round trips" by an investor within any single fund within a 90-day period.


A substantive round trip is a purchase of or an exchange into the same fund and a redemption of or an exchange out of the same fund in a dollar amount that the fund's transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund. When an additional transaction request for the fund is received within the 90-day period, the requested transaction will be rejected and the person requesting such transaction will be deemed an "Excessive Trader." All exchange and purchase privileges of an Excessive Trader shall be suspended within the fund for the first violation of the policy for a period of 90 days. For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader will be suspended indefinitely. If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the fund's transfer agent may terminate the registered representative's exchange and purchase privileges in the fund. Automatic programs offered by the fund such as dollar cost averaging and dividend diversification are exempt from the policy described above. In addition, the Money Market Fund is excluded from the policy.

The fund's policies for deterring frequent purchases and redemptions of fund shares by the fund shareholder are intended to be applied uniformly to all fund shareholders to the extent practicable. Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the fund. Because the fund receives these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the fund is substantially limited in its ability to identify or deter Excessive Traders or other abusive traders. The fund's procedures with respect to omnibus accounts will be as follows: (1) Where Hartford Administrative Service Company ("HASCO") is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy. (2) Where an intermediary will implement the Policy on behalf of HASCO, HASCO shall obtain an appropriate annual certification from such intermediary. (3) Where an intermediary has established reasonable internal controls and procedures for limiting exchange activity in a manner that serves the purposes of the Policy as determined by the Frequent Trading Review Committee (comprised of the funds' Chief Compliance Officer, Chief Legal Officer and a senior business leader of The Hartford), HASCO shall permit such intermediary to apply its policy in lieu of this Policy and obtain an appropriate annual certification. Finally, (4) where none of the foregoing occurs, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring. In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy. In addition, the fund's transfer agent will seek to obtain annual certifications from financial intermediaries that such intermediaries have established reasonable internal controls and procedures for limiting exchange activities in a manner that is consistent with the fund's policies concerning frequent purchases and redemptions of fund shares and are reasonably designed to obtain compliance with applicable rules relating to customer-order handling and abusive trading practices. Nonetheless, the fund's ability to identify and deter frequent purchases and redemptions of the fund's shares through omnibus accounts is limited, and the fund's success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the financial intermediaries.


In October 2007, new SEC rules became effective which require the fund and intermediaries to enter into written agreements intended to promote transparency in omnibus accounts. As the fund and intermediaries implement the requirements of the new rules, it is expected that the fund will be better able to apply its frequent trading policies to omnibus accounts.


The use of fair value pricing can serve both to make the fund less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors. Certain market timers seek to take advantage of pricing anomalies that can occur in fund shares resulting from the manner in which the NAV of the fund's shares is determined each day. Frequent trading in fund shares can dilute the value of long-term shareholders' interests in the fund if the fund calculates its NAV using closing prices that are no longer accurate. This can happen particularly in funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities. The fund's pricing procedures, particularly those procedures governing the determination of the "fair value" of securities for which market prices are not readily available (or are unreliable) for foreign securities may serve as a deterrent against harmful excessive trading in fund shares. For additional information concerning the fund's fair value procedures, please refer to "Valuation of Shares."

CERTIFICATED SHARES

Shares are electronically recorded and therefore share certificates are not issued.

SALES IN ADVANCE OF PURCHASE PAYMENTS

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 calendar days after the purchase.

SPECIAL REDEMPTIONS

Although it would not normally do so, the fund has the right to pay the redemption price of shares of the fund in whole or in part in portfolio securities. When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the fund during any 90 day period for any one account.

PAYMENT REQUIREMENTS

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the funds or HIFSCO has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the fund on behalf of customers, by phone or other electronic means, with payment to follow within the customary settlement period (generally within three business days). If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

DIVIDENDS AND ACCOUNT POLICIES

ACCOUNT STATEMENTS You will receive statements and applicable tax forms from your plan administrator or broker pursuant to their policies.


DIVIDENDS AND DISTRIBUTIONS The fund intends to distribute substantially all of its net income to shareholders at least quarterly and capital gains will be distributed at least annually. Dividends from net investment income of the fund are normally declared and paid quarterly. Unless shareholders specify otherwise, all dividends and distributions received from the fund are automatically reinvested in additional full or fractional shares of the fund.


TAXABILITY OF DIVIDENDS Dividends and capital gains distributed by the fund to tax-deferred retirement plan accounts are not taxable currently.

TAXABILITY OF TRANSACTIONS Exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes. With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

FINANCIAL HIGHLIGHTS

Because the fund has not commenced operations, no financial highlight information is available for the fund.

FUND CODE AND CUSIP NUMBER



                                              CLASS
NAME                                         SHARES   FUND CODE   CUSIP NUMBER
----                                         ------   ---------   ------------
The Hartford Global Enhanced Dividend Fund     R3        1587       4166L534
The Hartford Global Enhanced Dividend Fund     R4        1588       4166L526
The Hartford Global Enhanced Dividend Fund     R5        1589       4166L518
The Hartford Global Enhanced Dividend Fund      Y        1585       4166L492

FOR MORE INFORMATION

Two documents are available that offer further information on The Hartford Mutual Funds:

ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS


Additional information about the fund will be contained in the financial statements and portfolio holdings in the fund's annual and semi-annual reports. In the fund's annual report you will also find a discussion of the market conditions and investment strategies that will have significantly affected the fund's performance during the last fiscal year, as well as the independent registered public accounting firm's report. Because the fund did not commence operations until November 30, 2007, the fund has not yet delivered an annual or semi-annual report.


STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information on the fund.

A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into (which means it is legally a part of) this prospectus.

The fund makes available this prospectus and its SAI free of charge, on the fund's website at www.hartfordinvestor.com. The fund will make available its annual/semi-annual reports free of charge on the fund's website when such reports become available.

To request a free copy of the current SAI or annual/semi-annual reports when they become available, or for shareholder inquiries or other information about the fund, please contact the fund at:

BY MAIL:

The Hartford Mutual Funds
P.O. Box 64387
St. Paul, MN 55164-0387

(For overnight mail)
The Hartford Mutual Funds
500 Bielenberg Drive
Woodbury, MN 55125-1400

BY PHONE:

1-888-843-7824

ON THE INTERNET:

www.hartfordinvestor.com

Or you may view or obtain these documents from the SEC:

IN PERSON:

at the SEC's Public Reference Room in Washington, DC

Information on the operation of the SEC's public reference room may be obtained by calling 1-202-942-8090.

BY MAIL:

Public Reference Section
Securities and Exchange Commission

Washington, DC 20549-0102

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

ON THE INTERNET OR BY E-MAIL:

Internet: (on the EDGAR Database on the SEC's internet site) www.sec.gov

E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC FILE NUMBERS:

The Hartford Mutual Funds, Inc. 811-07589

                       STATEMENT OF ADDITIONAL INFORMATION
                 FOR THE HARTFORD GLOBAL ENHANCED DIVIDEND FUND

                  CLASS A, CLASS B, CLASS C, CLASS I, CLASS R3,
                      CLASS R4, CLASS R5 AND CLASS Y SHARES

                         THE HARTFORD MUTUAL FUNDS, INC.

                   THE HARTFORD GLOBAL ENHANCED DIVIDEND FUND

                                 P.O. Box 64387
                             St. Paul, MN 55164-0387

This Statement of Additional Information ("SAI") is not a prospectus but should be read in conjunction with the corresponding prospectus for the fund and class thereof. A free copy of the prospectus is available on the fund's website at www.hartfordinvestor.com., upon request by writing to: The Hartford Mutual Funds, P. O. Box 64387, St. Paul, MN 55164-0387 or by calling 1-888-843-7824.


The Hartford Global Enhanced Dividend Fund is currently closed to new investors.



Date of Prospectus: November 30, 2007 Date of Statement of Additional
Information: November 30, 2007

TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
GENERAL INFORMATION......................................................     3
INVESTMENT OBJECTIVES AND POLICIES.......................................     3
FUND MANAGEMENT..........................................................    19
INVESTMENT MANAGEMENT ARRANGEMENTS.......................................    26
PORTFOLIO MANAGERS.......................................................    30
PORTFOLIO TRANSACTIONS AND BROKERAGE.....................................    32
FUND EXPENSES............................................................    33
DISTRIBUTION ARRANGEMENTS................................................    33
PURCHASE AND REDEMPTION OF SHARES........................................    38
DETERMINATION OF NET ASSET VALUE.........................................    41
CAPITALIZATION AND VOTING RIGHTS.........................................    42
TAXES....................................................................    43
PRINCIPAL UNDERWRITER....................................................    48
CUSTODIAN................................................................    48
TRANSFER AGENT...........................................................    48
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM............................    48
OTHER INFORMATION........................................................    48
CODE OF ETHICS...........................................................    48
FINANCIAL STATEMENTS.....................................................    49
PROXY VOTING POLICIES AND PROCEDURES.....................................    50
APPENDIX A...............................................................    56

                               GENERAL INFORMATION


     The Hartford Mutual Funds, Inc. (the "Company") is an open-end management investment company consisting of fifty-five separate investment portfolios or mutual funds (the "Funds"). This SAI relates to The Hartford Global Enhanced Dividend Fund (the "Fund"). The Hartford Mutual Funds, Inc. was organized as a Maryland corporation on March 21, 1996.


     The Company issues separate series of shares of stock for the Fund representing a fractional undivided interest in the Fund. The Global Enhanced Dividend Fund issues shares in eight different classes: Class A, Class B, Class C, Class I Class R3, Class R4, Class R5 and Class Y.

     Class R3, Class R4 and Class R5 shares (collectively, "Class R shares"), are only available to qualified 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans.

     Class A, Class B and C shares are offered through one prospectus describing those classes. Class I shares are offered through another prospectus describing that class, while Class R3, R4, R5 and Y shares are offered through another prospectus describing those classes. This SAI relates to Class A, B, C, I, R3, R4, R5 and Y shares.


     Hartford Investment Financial Services, LLC ("HIFSCO") is the investment manager and principal underwriter to the Fund. HIFSCO is an indirect wholly-owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"), a Connecticut financial services company with over $419.5 billion in assets under management as of September 30, 2007. Hartford Investment Management Company ("Hartford Investment Management"), is the sub-adviser to the Fund and provides the day-to-day investment management of the Fund (the "sub-adviser"). Hartford Investment Management is a wholly-owned subsidiary of The Hartford.



     The Fund commenced operations on November 30, 2007.


                       INVESTMENT OBJECTIVES AND POLICIES

     With respect to percentage restrictions on investments described in this SAI or in the prospectus, except with respect to the limitations on borrowing from banks set forth below under "Fundamental Restrictions of the Fund," if such percentage restrictions are adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in values of securities or loans or amount of net assets or security characteristic is not a violation of any of such restrictions.

A. FUNDAMENTAL RESTRICTIONS OF THE FUND

     The Fund has adopted the following fundamental investment restrictions which may not be changed without approval of a majority of the Fund's outstanding voting securities. Under the Investment Company Act of 1940, as amended (the "1940 Act"), and as used in the prospectus and this SAI, a "majority of the outstanding voting securities" means the approval of the lesser of (1) the holders of 67% or more of the outstanding shares of the Fund (or a class of the outstanding shares of the Fund) represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund (or class) are present in person or by proxy or (2) the holders of more than 50% of the outstanding shares of the Fund (or of the class).

     The investment objective and principal investment strategies of the Fund are set forth in the prospectus. Set forth below are the fundamental investment restrictions and policies applicable to the Fund followed by the principal non-fundamental restrictions and policies applicable to the Fund.

     The Fund:

     1. will not borrow money or issue any class of senior securities, except to the extent consistent with the 1940 Act, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority;

     2. will not purchase the securities or loans of any issuer or borrower (other than securities or loans issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities or loans of companies whose principal business activities are in the same industry.

     3. will not make loans, except to the extent consistent with the 1940 Act, as amended, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority;

     4. will not act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under applicable laws;

     5. will not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein; and

     6. will not purchase or sell commodities or commodities contracts, except that the Fund may purchase or sell financial futures contracts, options on financial futures contracts and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions or other financial transactions of any kind.

     For the Fund, and except for the limitations on borrowing from banks, if the above percentage restrictions are adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in values of securities or amount of net assets is not a violation of any of the foregoing restrictions.

B. NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUND

     The following restrictions are designated as non-fundamental and may be changed by the board of directors without the approval of shareholders.

     The Fund may not:

     1. Pledge, mortgage or hypothecate its assets, except to the extent required to secure permitted borrowings. This investment restriction shall not apply to any required segregated account, securities lending arrangements, reverse repurchase agreements or other assets in escrow and collateral arrangements with respect to margin for futures contracts and related options, or short sales.

     2. Purchase any securities on margin (except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities). The deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts or related options transactions or short sales is not considered the purchase of a security on margin.

     3. Purchase securities while outstanding borrowings exceed 5% of the Fund's total assets, except for temporary or emergency purposes. Short sales, reverse repurchase agreements, dollar rolls, securities lending, or other investments or transactions described in the Fund's registration statement are not deemed to be borrowings for purposes of this restriction.

     4. Invest more than 15% of the Fund's net assets in illiquid securities.

     For the Fund, if the above percentage restrictions are adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in values of securities or loans or amount of net assets is not a violation of any of the foregoing restrictions.


C. NON-FUNDAMENTAL TAX RESTRICTIONS OF THE FUND


     The Fund must:

     1. Maintain its assets so that, at the close of each quarter of its taxable year,

          (a) at least 50 percent of the fair market value of its total assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities (including bank loans) limited in respect of any one issuer to no more than 5 percent of the fair market value of the Fund's total assets and 10 percent of the outstanding voting securities of such issuer,

          (b) no more than 25 percent of the fair market value of its total assets is invested in the securities (including bank loans) of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or of two or more issuers controlled by the Fund and engaged in the same, similar, or related trades or businesses, or of one or more qualified publicly traded partnerships.

     These tax-related limitations are subject to cure provisions under applicable tax laws and may be changed by the board of directors to the extent appropriate in light of changes to applicable tax law requirements.

D. CLASSIFICATION

     The Fund has elected to be classified as a diversified series of an open-end management investment company. The Fund may not change its classification status from diversified to non-diversified without the prior approval of shareholders.

E. MISCELLANEOUS INVESTMENT STRATEGIES AND RISKS

     The investment objective and principal investment strategies for the Fund are discussed in the Fund's prospectus. A further description of certain investment strategies used by the Fund is set forth below. The percentage limits described in the sections below are based on market value and are determined as of the time securities are purchased. If the percentage limitations herein are adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in values of securities or amount of net assets is not a violation of any of the limitations herein.

     Certain descriptions in the prospectus of the Fund and in this SAI of a particular investment practice or technique in which the Fund may engage or a financial instrument which the Fund may purchase are meant to describe the spectrum of investments that the Fund's sub-adviser, in its discretion, might, but is not required to, use in managing the Fund's portfolio assets in accordance with the Fund's investment objective, policies and restrictions. It is possible that certain types of financial instruments or techniques may not be available, permissible or effective for their intended purposes in all markets.

     NEW FUND RISKS The Global Enhanced Dividend Fund is a new Fund, with no operating history, which may result in additional risk. There can be no assurance that this new Fund will grow to or maintain an economically viable size, in which case the Board of Directors may determine to liquidate the Fund. While shareholder interests will be the paramount consideration, the timing of any liquidation may not be favorable to certain individual shareholders.

     MONEY MARKET INSTRUMENTS AND TEMPORARY INVESTMENT STRATEGIES The Fund may hold cash and invest in high quality money market instruments under appropriate circumstances as determined by the sub-adviser, subject to the overall supervision of HIFSCO. The Fund may invest up to 100% of its total assets in cash or money market instruments only for temporary defensive purposes.

     Money market instruments include, but are not limited to: (1) banker's acceptances; (2) obligations of governments (whether U.S. or foreign) and their agencies and instrumentalities; (3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) other short-term debt obligations; (5) obligations of U.S. banks, foreign branches of U.S. banks (Eurodollars), U.S. branches and agencies of foreign banks (Yankee dollars), and foreign branches of foreign banks; (6) asset-backed securities; and (7) repurchase agreements.

     REPURCHASE AGREEMENTS A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. It may also be viewed as the loan of money by a Fund to the seller. The resale price by the Fund would be in excess of the purchase price, reflecting an agreed upon market interest rate.

     The Fund is permitted to enter into fully collateralized repurchase agreements. The Company's board of directors has delegated to the sub-advisers the responsibility of evaluating the creditworthiness of the banks and securities dealers with which the Fund will engage in repurchase agreements.

     The sub-advisers will monitor such transactions to ensure that the value of underlying collateral will be at least equal at all times to the total amount of the repurchase obligation, including the accrued interest. If the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In the event the seller commences bankruptcy proceedings, a court may characterize the transaction as a loan. If the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor. As an unsecured creditor, the Fund could lose some or all of the principal and interest involved in the transaction.

     REVERSE REPURCHASE AGREEMENTS The Fund may also enter into reverse repurchase agreements. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Reverse repurchase agreements carry the risk that the market value of the securities which the Fund is obligated to repurchase may decline below the repurchase price. A reverse repurchase agreement is viewed as a collateralized borrowing by the Fund. Borrowing magnifies the potential for gain or loss on the portfolio securities of the Fund and, therefore, increases the possibility of fluctuation in the Fund's net asset value.

     INFLATION-PROTECTED DEBT SECURITIES The Fund may invest in inflation-protected debt securities. Inflation-protected debt securities are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the security. Most other issuers pay out the inflation accruals as part of a semiannual coupon.

     If the periodic adjustment rate measuring inflation falls, the principal value of inflation-protected debt securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original security principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-protected debt securities, even during a period of deflation. However, the current market value of the securities is not guaranteed, and will fluctuate. The Fund may also invest in other inflation related securities which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the security repaid at maturity may be less than the original principal.

     While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the security's inflation measure.

     The periodic adjustment of U.S. inflation-protected debt securities is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is an index of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-protected debt securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

     Any increase in the principal amount of an inflation-protected debt security will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

     DEBT SECURITIES The Fund is permitted to invest in debt securities including, among others: (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities, (2) non-convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign issuers), (3) asset-backed securities, (4) mortgage-related securities, including collateralized mortgage obligations ("CMO's"), (5) securities issued or guaranteed as to principal or interest by a foreign issuer, including supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers, (6) commercial mortgage-backed securities and (7) other capital securities issued or guaranteed by U.S. corporations or other issuers (including foreign issuers).

     INVESTMENT GRADE DEBT SECURITIES The Fund is permitted to invest in debt securities rated within the four highest rating categories (e.g., "Aaa", "Aa", "A" or "Baa" by Moody's Investors Service, Inc. ("Moody's") or "AAA", "AA", "A" or "BBB" by Standard and Poor's Corporation ("S&P") (or, if unrated, securities of comparable quality as determined by the sub-adviser). These securities are generally referred to as "investment grade securities." Each rating category has within it different gradations or sub-categories. If the Fund is authorized to invest in a certain rating category, the Fund is also permitted to invest in any of the sub-categories or gradations within that rating category. If a security is downgraded to a rating category which does not qualify for investment, the sub-adviser will use its discretion on whether to hold or sell based upon its opinion on the best method to maximize value for shareholders over the long term. Debt securities carrying the fourth highest rating (e.g., "Baa" by Moody's and "BBB" by S&P), and unrated securities of comparable quality (as determined by the sub-adviser) are viewed to have adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in debt securities in the higher rating categories and such securities lack outstanding investment characteristics and do have speculative characteristics. To the extent that the Fund invests in higher-grade securities, the Fund may not be able to avail itself of opportunities for higher income which may be available at lower grades.

     HIGH YIELD-HIGH RISK DEBT SECURITIES Any security rated "Ba" by Moody's or "BB" by S&P or lower, or which, if unrated, is determined by the sub-adviser to be of comparable quality, is below investment grade. The Fund is permitted to invest up to 5% of its total assets in fixed income securities rated as low as "C" by Moody's or "CC" by S&P or of comparable quality if not rated.

     Securities rated below investment grade are commonly referred to as "high yield-high risk debt securities," "junk bonds," or "emerging market debt" as the case may be. Each rating category has within it different gradations or sub-categories. For instance the "Ba" rating for Moody's includes "Ba3", "Ba2" and "Ba1". Likewise the S&P rating category of "BB" includes "BB+", "BB" and "BB-". In the municipal market, the term "high yield" may often refer to low investment grade and "high yield-high risk debt securities" (as previously defined). If the Fund is authorized to invest in a certain rating category, the Fund is also permitted to invest in any of the sub-categories or gradations within that rating category. Descriptions of the debt securities and ratings system, including their speculative characteristics attributable to each ratings category, are set forth as an appendix to this SAI. These securities generally entail greater risk (including the possibility of default or bankruptcy of the issuer), involve greater volatility of price and risk to principal and income, and may be less liquid than securities in higher rating categories. Securities in the highest category below investment grade are considered to be of poor standing and predominantly speculative. These securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held by the Fund with a commensurate effect on the value of the Fund's shares. If a security is downgraded to a rating category which does not qualify for investment, the applicable sub-adviser will use its discretion on whether to hold or sell based upon its opinion on the best method to maximize value for shareholders over the long term.

     MORTGAGE-RELATED SECURITIES The mortgage-related securities in which the Fund may invest include interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled for sale to investors (such as the Fund) by various governmental, government-related and private organizations. The Fund may also invest in similar mortgage-related securities which provide funds for multi-family residences or commercial real estate properties. When interest rates rise, mortgage prepayment rates tend to decline, thus lengthening the life of a mortgage-related security and increasing the price volatility of that security, affecting the price volatility of the Fund's shares.

     The value of these securities may be significantly affected by interest rates, the market's perception of the issuers and the creditworthiness of the parties involved. These securities may also be subject to prepayment risk and the risk that the underlying loans may not be repaid. The yield characteristics of the mortgage securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on mortgage securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally permit prepayment at any time. The risks associated with prepayment and the rate at which prepayment may occur are influenced by a variety of economic, geographic, demographic, social and other factors including interest rate levels, changes in housing needs, net equity built by mortgagors in the mortgaged properties, job transfers, and unemployment rates. If the Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Amounts available for reinvestment are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is repaid in full.

     The mortgage securities in which the Fund invests differ from conventional bonds in that principal is paid back over the life of the mortgage securities rather than at maturity. As a result, the holder of the mortgage securities (e.g., the Fund) receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When the holder reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest which is lower than the rate on the existing mortgage securities. For this reason, mortgage securities are less effective than other types of U.S. Government securities as a means of "locking in" long-term interest rates.

     Mortgage-related securities may be composed of one or more classes and may be structured either as pass-through securities or collateralized debt obligations. Multiple-class mortgage-related securities are referred to herein as "CMOs." Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class. CMOs involve special risk and evaluating them requires special knowledge.

     CMO classes may be specially structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. These changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

     Certain classes of CMOs and other mortgage-related securities are structured in a manner that makes them extremely sensitive to changes in prepayment rates. Interest-only ("IO") and principal-only ("PO") classes are examples of this. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of his or her initial investment, even if the security is government issued or guaranteed or is rated AAA or the equivalent. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. Some IOs and POs, as well as other CMO classes, are structured to have special protections, however, normally are effective only within certain ranges of prepayment rates and thus will not protect investors in all circumstances. Inverse floating rate CMO classes also may be extremely volatile. These classes pay interest at a rate that decreases when a specified index of market rates increases.

     ASSET-BACKED SECURITIES The Fund may invest in asset-backed securities. The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities. The collateral for these securities has included home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital accounts receivables. The Fund may invest in these and other types of asset-backed securities that may be developed in the future. These securities may be subject to the risk of prepayment or default. Not all asset-backed securities have the benefit of a security interest in the underlying asset. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed, thereby reducing the balance due. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying securities may be limited, and recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

     STRUCTURED NOTES These notes differ from other types of debt securities in several respects. The interest rate or principal amount payable at maturity may vary based on changes in the value of the equity security or index. A structured note may be positively or negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s). For discussion regarding the ability of the Fund to invest in other types of structured notes, please see Other Derivatives and Structured Investments, below.

     Investments in structured notes involve certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain structured notes, a decline or increase in the value of the reference instrument may cause the interest rate to be reduced to zero, and any further declines or increases in the reference instrument may then reduce the principal amount payable on maturity. The percentage by which the value of the structured note decreases may be far greater than the percentage by which the value of the reference instrument increases or decreases. Finally, these securities may be less liquid than other types of securities, and may be more volatile than their underlying reference instruments.

     OTHER CAPITAL SECURITIES The Fund may invest in other capital securities. Other capital securities encompass a group of instruments referred to in capital markets as "Hybrids," "Tier I and Tier 2" and "TRUPS." These securities give issuers flexibility in managing their capital structure. The features associated with these securities are predominately debt like in that they have coupons, pay interest and in most cases have a final stated maturity. There are certain features that give the companies flexibility not commonly found in fixed income securities, which include, but are not limited to, deferral of interest payments under certain conditions and subordination to debt securities in the event of default. But it should be noted that in an event of default the securities would typically be expected to rank senior to common equity. The deferral of interest payments is generally not an event of default for an extended period of time and the ability of the holders of such instruments to accelerate payment under terms of these instruments is generally more limited than other debt securities.

     EQUITY SECURITIES Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options. The Fund may invest in all types of equity securities and may invest in securities such as bonds, debentures and corporate notes which are convertible into common stock at the option of the holder. Equity securities are subject to financial and market risks and can be expected to fluctuate in value.

     INITIAL PUBLIC OFFERINGS The prices of securities purchased in initial public offerings ("IPOs") can be very volatile. The effect of IPOs on the Fund's performance depends on a variety of factors, including the number of IPOs the Fund invests in relative to the size of the Fund and whether and to what extent a security purchased in an IPO appreciates and depreciates in value. As the Fund's asset base increases, IPOs often have a diminished effect on the Fund's performance.

     SMALL CAPITALIZATION SECURITIES The Fund may invest in equity securities (including securities issued in initial public offerings) of companies with smaller market capitalizations. Because the issuers of small capitalization securities tend to be smaller or less well-established companies, they may have limited product lines, market share or financial resources, may have less historical data with respect to operations and management and may be more dependent on a limited number of key employees. As a result, small capitalization securities are often less marketable and experience a higher level of price volatility than securities of larger or more well-established companies. Small capitalization securities may be more likely to be offered in initial public offerings. Because securities issued in initial public offerings are being offered to the public for the first time, the market for such securities may be inefficient and less liquid.

     FOREIGN ISSUERS AND NON-DOLLAR SECURITIES Foreign issuers include (1) companies organized outside of the United States, (2) foreign governments and agencies or instrumentalities of foreign governments and (3) issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States. Certain companies organized outside the United States may not be deemed to be foreign issuers if the issuer's economic fortunes and risks are primarily linked with U.S. markets. Non-dollar securities are securities denominated or quoted in foreign currency or paying income in foreign currency.


     The Global Enhanced Dividend Fund is permitted to invest its assets in equity securities of foreign issuers listed on U.S. exchanges, including American Depositary Receipts ("ADRs"). ADRs are certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or non-U.S. branch of a U.S. bank. ADRs are traded on a U.S. securities exchange, or in an over-the-counter market, and are denominated in U.S. dollars. The value of an ADR will fluctuate with the value of the underlying security, will reflect any changes in exchange rates and otherwise will involve risks associated with investing in foreign securities. When selecting securities of foreign issuers for the Fund, Hartford Investment Management will primarily consider dividend yield and in addition the proprietary ranking of Hartford Investment Management's quantitative stock selection models. Under normal conditions, the Fund will generally invest between 40% and 70% of its net assets in ADRs.


     The Fund is permitted to invest in equity securities of foreign issuers listed on U.S. exchanges, including ADRs, and may invest in debt exchangeable for common stock, debt, currency or equity linked notes and similar linked securities (e.g., zero-strike warrants) ("LNs"), which are derivative securities typically issued by a financial institution or special purpose entity the performance of which depends on the performance of a corresponding foreign security or index. Upon redemption or maturity, the principal amount or redemption amount is payable based on the price level of the linked security or index at the time of redemption or maturity, or is exchanged for corresponding shares of common stock. LNs are generally subject to the same risks as direct holdings of securities of foreign issuers and non-dollar securities, including currency risk and the risk that the amount payable at maturity or redemption will be less than the principal amount of a note because the price of the linked security or index has declined. Moreover, LNs are subject to counterparty risk, which is the risk that the company issuing an LN may fail to pay the full amount due at maturity or redemption. The Fund may also have difficulty disposing of LNs because there may be restrictions on redemptions and there may be no market or only a thin trading market in such securities.

     Under normal market conditions, the Fund will invest in a number of different countries throughout the world; however there are no limits on the amount of the Fund's assets that may or must be invested in each country.

     Investing in securities of foreign issuers involves considerations and potential risks not typically associated with investing in obligations issued by U.S. issuers. Less information may be available about foreign issuers compared with U.S. issuers. For example, foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. In addition, the values of non-dollar securities and loans are affected by changes in currency rates or exchange control regulations, restrictions or prohibition on the repatriation of foreign currencies, application of foreign tax laws, including withholding taxes, changes in government administration or economic or monetary policy (in the U.S. or outside the U.S.) or changed circumstances in dealings between nations. Costs are also incurred in connection with conversions between various currencies.

     Investing in foreign government debt securities exposes the Fund to the direct or indirect consequences of political, social or economic changes in the developing and emerging countries that issue the securities. The ability and willingness of sovereign obligors in developing and emerging countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic, social and political conditions within the relevant country. Countries such as those in which the Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and unemployment. Some of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the IMF, the World Bank and other international agencies.

     From time to time, the Fund may invest up to 25% of its net assets in securities of issuers located in countries with emerging economies or securities markets. Compared to the United States and other developed countries, developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that are less liquid and trade a small number of securities. Prices in these markets tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries.

     Foreign securities are subject to other additional risks. For example, foreign investments may be more difficult to sell than U.S. investments. Investments in foreign loans and securities may involve currency risks, difficulty in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. There may also be difficulty in invoking legal protections across borders. In addition, investments in emerging market countries present risks to a greater degree than those presented by investments in developed countries with more developed securities markets and more advanced regulatory systems. The value of foreign loans and securities is affected by changes in foreign tax laws (including withholding tax), government policies (in this country or abroad) and relations between nations, and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign loans and securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. Foreign investments also can be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information, and potential difficulties in enforcing contractual obligations.

     Some securities may be issued by companies organized outside the U.S. but are traded in U.S. markets and are denominated in U.S. dollars. For example, ADRs and shares of some large foreign-based companies are traded on principal U.S. exchanges. Other securities are not traded in the U.S. but are denominated in U.S. dollars. These securities are not subject to all of the risks of foreign investing. For example, foreign trading markets or currency risks will not apply to dollar denominated securities or loans traded in U.S. securities or loan markets.

     OPTIONS AND FUTURES CONTRACTS In seeking to protect against the effect of changes in equity market values, currency exchange rates or interest rates that are adverse to the present or prospective position of the Fund, for cash flow management, and, for other investment purposes, the Fund may employ certain hedging, return enhancement and risk management techniques, including the purchase and sale of options contracts, futures contracts and options on futures contracts, any of which may involve equity and debt securities and foreign currencies, aggregates of equity and debt securities, indices of prices of equity and debt securities and other financial indices or instruments. The Fund may also invest in futures contracts and options thereon with respect to interest rates and may enter into options on swap agreements. The Fund's ability to engage in these practices may be limited by tax considerations and certain other legal considerations.

     The Fund may write covered options and purchase put and call options on individual securities as a partial hedge against an adverse movement in the security and in circumstances consistent with the objective and policies of the Fund. This strategy limits potential capital appreciation in the portfolio securities subject to the put or call option.

     The Fund may also write covered put and call options and purchase put and call options on foreign currencies to hedge against the risk of foreign exchange rate fluctuations on non-dollar securities it holds or intends to purchase. For example, if the Fund enters into a contract to purchase non-dollar securities, it could effectively establish the maximum U.S. dollar cost of the securities by purchasing call options on the appropriate currency. Similarly, if the Fund held non-dollar securities and anticipated a decline in the value of that currency against the U.S. dollar, the Fund could hedge against such a decline by purchasing a put option on the foreign currency involved.

     Aggregates are composites of equity or debt securities that are not tied to a commonly known index. An index is a measure of the value of a group of securities or other interests. An index assigns relative values to the securities included in that index, and the index fluctuates with changes in the market value of those securities. The Fund may purchase put and call options and write covered put and call options on aggregates of equity and debt securities, and may enter into futures contracts and options thereon for the purchase or sale of aggregates of equity and debt securities, indices of equity and debt securities and other financial indices or instruments.

     The Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Fund's immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate or designate on their books liquid assets equivalent to the amount, if any, by which the put is "in the money."

     The Fund may write or purchase put and call swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.

     The Fund may only write covered options. See "Asset Coverage" below.

     A futures contract is an agreement between two parties to buy and sell a security or financial instrument for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or financial instrument. An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract to the writer of the option, at a specified price and on or before a specified expiration date.

     The Fund may invest in futures contracts and options thereon ("futures options") with respect to, but not limited to, equity and debt securities and foreign currencies, aggregates of equity and debt securities, interest rates, and indices of prices of equity and debt securities and other financial indices or instruments.

     The Fund may purchase or sell foreign currency futures contracts, and write put and call options and purchase put and call options on such futures contracts. For example, the Fund may use foreign currency futures contracts when it anticipates a general weakening of the foreign currency exchange rate that could adversely affect the market values of the Fund's non-dollar securities holdings. In this case, the sale of futures contracts on the underlying currency may reduce the risk of a reduction in market value caused by foreign currency variations and, by so doing, provide an alternative to the liquidation of securities positions in the Fund and resulting transaction costs. When the Fund anticipates a significant foreign exchange rate increase while intending to invest in a non-dollar security, the Fund may purchase a foreign currency futures contract to hedge or partially hedge against a rise in foreign exchange rates pending completion of the anticipated transaction. Such a purchase of a futures contract would serve as a temporary measure to protect the Fund against any rise in the foreign exchange rate that may add additional costs to acquiring the non-dollar security.

     The Fund similarly may use futures contracts on equity and debt securities to hedge against fluctuations in the value of securities it owns or expects to acquire. Futures contracts on individual securities are regulated as both securities and as futures contracts, and are subject to higher margin requirements than other kinds of futures contracts. Because these contracts relate to the securities of a single issuer, they can be expected to be subject to greater price volatility than futures contracts that relate to a diversified group of securities represented in an aggregate or an index. The volume, breadth, efficiency and other attributes may be limited. The Fund's use of these kind of futures contracts will depend to a large degree on how this market develops.

     The Fund may purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate at limited risk. The Fund may purchase a call option on a foreign currency futures contract to hedge against a rise in the foreign exchange rate while intending to invest in a non-dollar security of the same currency. The Fund may purchase put options on foreign currency futures contracts to hedge against a decline in the foreign exchange rate or the value of its non-dollar securities. The Fund may write a call option on a foreign currency futures contract as a partial hedge against the effects of declining foreign exchange rates on the value of non-dollar securities and in circumstances consistent with the Fund's investment objectives and policies.

     The Fund may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund's immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate or designate on their books liquid assets equivalent to the amount, if any, by which the put is "in the money."

     Options on indices are settled in cash, not in delivery of securities. The exercising holder of an index option receives, instead of a security, cash equal to the difference between the closing price of the securities index and the exercise price of the option.

     The Company, on behalf of the Fund, has filed with the National Futures Association a notice claiming an exclusion from the definition of the term "commodity pool operator" ("CPO") under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to the Fund's operation. Accordingly, the Fund is not subject to registration or regulation as a CPO.

     Although the Fund may not employ all or any of the foregoing strategies, its use of options, futures and options thereon and forward currency contracts (as described under "Currency Transactions") would involve certain investment risks and transaction costs to which it might not be subject were such strategies not employed. Such risks include: (1) dependence on the ability of a sub-adviser to predict movements in the prices of individual securities, fluctuations in the general securities markets or market sections and movements in interest rates and currency markets, (2) imperfect correlation between movements in the price of the securities or currencies hedged or used for cover,
(3) the fact that skills and techniques needed to trade options, futures contracts and options thereon or to use forward currency contracts are different from those needed to select the securities in which the Fund invests, (4) lack of assurance that a liquid secondary market will exist for any particular option, futures contract, option thereon or forward contract at any particular time, which may affect the Fund's ability to establish or close out a position,
(5) possible impediments to effective portfolio management or the ability to meet current obligations caused by the segregation of a large percentage of the Fund's assets to cover its obligations, and (6) the possible need to defer closing out certain options, futures contracts, options thereon and forward contracts in order to continue to qualify as a "regulated investment company" for tax purposes. In the event that the anticipated change in the price of the securities or currencies that are the subject of such a strategy does not occur, the Fund may have been in a better position had it not used such a strategy.

     SWAP AGREEMENTS The Fund (except as noted below) may purchase or sell derivative instruments (which derive their value from another instrument, security or loan, index or currency) to enhance return, to hedge against fluctuations in securities or loans prices, interest rates or currency exchange rates, to change the duration of obligations held by the Fund, or as a substitute for the purchase or sale of loans, securities or currencies. The Fund may enter into currency swaps, interest rate swaps, swaps on specific securities or indices, and other types of swap agreements such as caps, collars, floors and credit derivatives and options thereon. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate multiplied by a "notional principal amount," in return for payments equal to a fixed rate multiplied by the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

     In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

     The Fund may enter into event linked swaps, including credit default swaps. The credit default swap market allows the Fund to manage credit risk through buying and selling credit protection on a specific name, an index, or a basket of names. The transactions are documented through swap documents. A "buyer" of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The "seller" of credit protection receives a premium and agrees to assume the credit risk of an issuer upon the occurrence of certain events. The Fund will generally not buy protection on issuers that are not currently held by the Fund, however the Fund may engage in credit default swap trades on single names, indices and baskets to manage asset class exposure and to capitalize on spread differentials in instances where there is not complete overlap between the Fund's holdings or exposures and the reference entities in the credit default swap. Also see Other Derivatives and Structured Investments, below.

     Swap agreements will tend to shift the Fund's investment exposure from one type of investment to another. For example, if the Fund agreed to exchange floating rate payments for fixed rate payments, the swap agreement would tend to decrease the Fund's exposure to rising interest rates. Another example would be for the Fund to exchange interest payments for inflation-linked payments. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund's investments and its share price and yield.

     The Fund usually enters into swaps on a net basis. The net amount of the excess, if any, of the Fund's obligations over its entitlement with respect to each interest rate swap will be covered by an amount consisting of designated liquid assets having an aggregate net asset value at least equal to the accrued excess. If the Fund enters into a swap on other than a net basis, the Fund will designate the full amount of the Fund's obligations under each such swap. The Fund may enter into swaps, caps, collars and floors with member banks of the Federal Reserve System, members of the New York Stock Exchange or other entities determined by the sub-adviser to be creditworthy. If a default occurs by the other party to such transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund's rights as a creditor.

     The swap market has grown substantially in recent years with a large number of banks and financial services firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, collars and floors are more customized in nature and accordingly, are less liquid than swaps. There can be no assurance, however, that the Fund will be able to enter into interest rate swaps or to purchase interest rate caps, collars or floors at prices or on terms the sub-adviser, as appropriate, believes are advantageous to the Fund. In addition, although the terms of swaps, caps, collars and floors may provide for termination, there can be no assurance that the Fund will be able to terminate an interest rate swap or to sell or offset interest rate caps, collars or floors that it has purchased. Swaps, caps, collars and floors are considered by the SEC to be illiquid.

     The Fund may use interest rate swaps for risk management purposes and not as a speculative investment. The successful utilization of hedging and risk management transactions requires skills different from those needed in the selection of the Fund's portfolio securities and depends on the applicable sub-adviser's ability to predict correctly the direction and degree of movements in interest rates. Although the Fund believes that use of the hedging and risk management techniques described above will benefit the Fund, if the sub-adviser's judgment about the direction or extent of the movement in interest rates is incorrect, the Fund's overall performance would be worse than if it had not entered into any such transactions. For example, if the Fund had purchased an interest rate swap or an interest rate floor to hedge against its expectation that interest rates would decline but instead interest rates rose, the Fund would lose part or all of the benefit of the increased payments it would receive as a result of the rising interest rates because it would have to pay amounts to its counterparties under the swap agreement or would have paid the purchase price of the interest rate floor.

     The Fund may also be subject to the risk that the counterparty in a derivative transaction will default on its obligations. Derivative transactions generally involve the risk of loss due to unanticipated adverse changes in securities and loans prices, interest rates, indices or currency exchange rates, the inability to close out a position, imperfect correlation between a position and the desired hedge, tax constraints on closing out positions and portfolio management constraints on securities and loans subject to such transactions. The potential loss on derivative instruments may be substantial relative to the initial investment therein. In addition, the Fund may lose the entire premium paid for purchased options that expire before they can be profitably exercised. The Fund incurs transaction costs in opening and closing positions in derivative instruments. There can be no assurance that the use of derivative instruments will be advantageous.

     ASSET SWAPS The Fund will be permitted to purchase asset swaps where the underlying issue would otherwise be eligible for purchase by the Fund. An asset swap is a structure in which a security, for example a convertible bond, which has various components is divided into those components which are sold to different investors. With a convertible bond asset swap, the equity component of the bond is separated from the fixed income component through the use of a swap. The result of the transaction for the purchaser of the fixed income component is that it obtains exposure to the issuer which is similar to the exposure it would have received had it purchased a traditional fixed income instrument of the issuer. Counterparty risk, as described under "Swap Agreements," is the primary risk of asset swaps.

     ILLIQUID INVESTMENTS The Fund is permitted to invest in illiquid securities or other illiquid investments. The Fund will not, however, acquire illiquid securities or investments if 15% of its net assets would consist of such securities or investments. Illiquid investments are ones that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine the Fund's net asset value. The Fund may not be able to sell illiquid securities or other investments when the sub-adviser considers it desirable to do so or may have to sell such securities or other investments at a price that is lower than the price that could be obtained if the securities or other investments were more liquid. A sale of illiquid securities or investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities also may be more difficult to value due to the lack of reliable market quotations for such securities or investments, and investments in them may have an adverse impact on the Fund's net asset value. In addition, issuers of restricted securities may not be subject to the disclosure requirements and other investor protection requirements that would be applicable if their securities were publicly traded. The Fund may purchase certain restricted securities (known as Rule 144A securities) that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Company's board of directors.

     Under current interpretations of the SEC Staff, the following types of investments in which the Fund may invest are considered illiquid: (1) repurchase agreements maturing in more than seven days, (2) certain restricted securities (securities whose public resale is subject to legal or contractual restrictions), (3) option contracts, with respect to specific securities, not traded on a national securities exchange that are not readily marketable, and
(4) any other securities or investments in which the Fund may invest that are not readily marketable.

     WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES The Fund is permitted to purchase or sell securities on a when-issued or delayed-delivery basis. When-issued or delayed-delivery transactions arise when securities are purchased or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. While the Fund generally purchases securities on a when-issued basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date if a sub-adviser deems it advisable. Distributions attributable to any gains realized on such a sale would be taxable to shareholders. At the time the Fund makes the commitment to purchase securities on a when-issued basis, it records the transaction and thereafter reflects the value, each day, of the security in determining the net asset value of the Fund. At the time of delivery of the securities, the value may be more or less than the purchase price.

OTHER INVESTMENT COMPANIES The Fund is permitted to invest in other investment companies, including investment companies which may not be registered under the 1940 Act, such as holding company depository receipts ("HOLDRs"), but not as part of its principal investment strategy. The investment in other investment companies is limited in amount by the 1940 Act, and will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

     The Fund's investments in investment companies may include various exchange-traded funds ("ETFs"), subject to the Fund's investment objective, policies, and strategies as described in the prospectus. ETFs are baskets of securities that, like stocks, trade on exchanges such as the American Stock Exchange and the New York Stock Exchange. ETFs are priced continuously and trade throughout the day. ETFs may track a securities index, a particular market sector, or a particular segment of a securities index or market sector.

     ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector. Trading in an ETF may be halted if the trading in one or more of the ETF's underlying securities is halted. Although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses.

     Generally, the Fund will not purchase securities of an investment company if, as a result: (1) more than 10% of the Fund's total assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any such investment company being held by the Fund, or (3) more than 5% of the Fund's total assets would be invested in any one such investment company.

     REITS The Fund may invest in real estate investment trusts ("REITs"), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. Like regulated investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). By investing in a REIT, the Fund will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Fund.

     Investing in REITs involves certain risks. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT. REITs are dependent on management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs are also subject to interest rate risks.

     LENDING PORTFOLIO SECURITIES Subject to its investment restrictions set forth under "Investment Objectives and Policies", the Fund may lend its portfolio securities to broker-dealers and other institutions as a means of earning interest income. The borrower is required to deposit as collateral and maintain in a segregated account, liquid securities that at all times will be at least equal to 100% of the market value of the loaned securities. Subject to guidelines approved by the board of directors, the Fund may use or invest any cash collateral at their own risk and for their own benefit. While the securities are on loan, the borrower will pay the Fund any income accruing thereon.

     Delays or losses could result if a borrower of portfolio securities becomes bankrupt or defaults on its obligation to return the loaned securities. The Fund may lend securities only if: (1) each loan is fully secured by appropriate collateral at all times, and (2) the value of all securities loaned by the Fund is not more than 33.33% of the Fund's total assets taken at the time of the loan (including collateral received in connection with any loans).

     ASSET COVERAGE To the extent required by SEC guidelines, the Fund will only engage in transactions that expose it to an obligation to another party if it owns either (1) an offsetting position for the same type of financial asset, or
(2) cash or liquid securities, designated on the Fund's books or held in a segregated account, with a value sufficient at all times to cover its potential obligations not covered as provided in (1). Assets used as offsetting positions, designated on the Fund's books, or held in a segregated account cannot be sold while the position(s) requiring cover is open unless replaced with other appropriate assets. As a result, the commitment of a large portion of assets to be used as offsetting positions or to be designated or segregated in such a manner could impede portfolio management or the ability to meet redemption requests or other current obligations.

     BORROWING The Fund may borrow money to the extent set forth under "Investment Objectives and Policies." The Fund does not intend to borrow for leverage purposes, except as may be set forth under "Investment Objectives and Policies." Interest paid on borrowings will decrease the net earnings of the Fund and will not be available for investment.

     SHORT SALES The Fund's investment strategy may involve more risk than other funds that do not engage in short selling. In a short sale, the Fund sells a borrowed security (typically from a broker or other institution). The Fund may not always be able to borrow the security at a particular time or at an acceptable price. Thus, there is risk that the Fund may be unable to implement its investment strategy due to the lack of available stocks or for other reasons.

     After selling the borrowed security, the Fund is obligated to "cover" the short sale by purchasing and returning the security to the lender. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay to the broker or dealer in connection with the short sale. Because the Fund's loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss.

     Short sales also involve other costs. The Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. In addition, to borrow the security, the Fund may be required to pay a premium. The Fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for the Fund resulting from a short sale will be decreased, and the amount of any ultimate loss will be increased, by the amount of premiums, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.

     Until the Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets to cover the Fund's short position. Securities held in a segregated account cannot be sold while the position they are covering is outstanding, unless they are replaced with similar securities. Additionally, the Fund must maintain sufficient liquid assets (less any additional collateral held by the broker) to cover the short sale obligation. This may limit the Fund's investment flexibility, as well as its ability to meet redemption requests or other current obligations.

     The Fund may take a short position in a security at the same time that other accounts managed by Hartford Investment Management take a long position in the same security, or take a long position in a security at the same time that other accounts managed by Hartford Investment Management take a short position in the same security. In addition, the Fund may from time to time take a long or short position in a particular equity security while simultaneously taking the opposite position with respect to an exchange traded fund ("ETF") which includes such particular equity security as a constituent. ETFs are baskets of securities that, like stocks, trade on exchanges such as the American Stock Exchange and the New York Stock Exchange. These and other transactions undertaken on behalf of other accounts managed by the Fund's subadvisor may adversely impact the Fund. Transactions on behalf of other accounts managed by the Fund's subadvisor may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.

     LEVERAGE By investing the proceeds received from selling securities short, the Fund is employing a form of leverage. The use of leverage may increase the Fund's exposure to long equity positions and make any change in the Fund's NAV greater than without the use of leverage. This could result in increased volatility of returns. There is no guarantee that the Fund will leverage its portfolio, or if it does, that the Fund's leveraging strategy will be successful. The Fund cannot guarantee that the use of leverage will produce a higher return on an investment.

     PORTFOLIO TURNOVER The Fund's long/short approach could result in a high level of portfolio turnover. Portfolio turnover measures the amount of trading the Fund does during the year. Funds with high portfolio turnover accumulate higher fund brokerage expenses and increased tax liability from the Fund's realization of capital gains. These expenses will be born by the Fund and may decrease the Fund's performance. Furthermore, you may be subject to short-term capital gains taxes even if you do not sell any shares of the Fund.

DISCLOSURE OF PORTFOLIO HOLDINGS The Fund will disclose its complete month-end portfolio holdings on the Fund's website at www.hartfordinvestor.com no earlier than 30 calendar days after the end of each month. The Fund also will disclose its largest ten holdings or largest five issuers on the Fund's website no earlier than 15 days after the end of each month. No information concerning portfolio holdings of the Fund that may be used to harm the Fund may be disclosed except as provided herein. The Fund's CCO and Chief Legal Officer will be responsible for determining whether the release of information may be harmful to the Fund.



The Fund, the Fund's investment manager, the Fund's distributor (collectively, "Hartford") or the Fund's investment sub-adviser also may disclose portfolio holdings on a more frequent basis in accordance with the following requirements. Each portfolio holdings disclosure arrangement or practice must be approved by the Fund's CCO and at least one other Fund officer, based on a finding that the Fund has a legitimate business purpose for the arrangement or practice, it is in the interests of Fund shareholders, and that the arrangement or practice is subject to an appropriate confidentiality agreement, which includes a duty on the recipient of the information not to trade on that information.



     Portfolio holdings are disclosed to the Fund's custodian, independent registered public accounting firm, pricing service vendors and other persons who provide systems or software support in connection with Fund operations, including accounting, compliance support and pricing, to the extent they require access to such information in order to fulfill their contractual obligations to the Fund, and only in accordance with the above requirements. Portfolio holdings may also be disclosed to persons assisting the Fund or its sub-adviser in the voting of proxies, securities lending agents, and to the Fund's bank lenders. In connection with managing the Fund, the Fund's investment manager or sub-adviser may disclose the Fund's portfolio holdings to third-party vendors that provide analytical systems services to the Fund's investment manager or sub-advisers on behalf of the Fund, and to certain third party industry information vendors, institutional investment consultants, and asset allocation service providers. With respect to each of these entities, portfolio holdings information will be released only in accordance with the above requirements. From time to time, the Fund may disclose portfolio holdings to other parties to the extent necessary in connection with actual or threatened litigation.



     The Fund has entered into ongoing arrangements to disclose portfolio holdings to the following entities:



     Bankers Systems, Inc.
     BlackRock Financial Management, Inc.
     Bowne & Co., Inc. -- Financial printers
     Class Action Claims Management
     Confluence Technologies
     Ernst & Young LLP (the Fund's Independent Registered Public
        Accounting Firm)
     FactSet Research Systems, Inc.
     Glass Lewis
     Lipper Inc.
     Merrill Lynch, Pierce, Fenner & Smith
     State Street Bank and Trust Company (the Fund's Custodian)



     Portfolio holdings are disclosed at various times to Lipper Inc. (on a monthly basis with a lag time of two days for certain services, and on a quarterly basis with a lag time of five days for certain other services) in order to fulfill its obligations to the Fund. Portfolio holdings are disclosed on a daily basis to FactSet Research Systems, Inc., Glass Lewis, and State Street Bank and Trust Company. Portfolio holdings are disclosed to Bankers Systems, Inc., and Class Action Claims Management on a monthly basis, with lag times of two days,. Portfolio holdings are disclosed to Confluence Technologies, Merrill Lynch, Pierce, Fenner & Smith and Bowne & Co., Inc. on a quarterly basis, with lag times of three, five and ten business days, respectively. Portfolio holdings are disclosed to the Fund's independent registered public accounting firm at least annually and otherwise upon request as necessary to enable the Fund's independent registered public accounting firm to provide services to the Fund, with no lag time. Additionally, when purchasing and selling its portfolio securities through broker-dealers, requesting bids on securities, or obtaining price quotations on securities, the Fund may disclose one or more of its portfolio securities to the party effecting the transaction or providing the information.



     Additionally, Hartford or its sub-advisers may provide oral or written information ("portfolio commentary") about the Fund, including, but not limited to, how the Fund's investments are divided among various sectors, industries, countries, value and growth stocks, small, mid and large-cap stocks, among stocks, bonds, currencies and cash, types of bonds, bond maturities, bond coupons and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to Fund performance. Hartford or its sub-advisers may also provide oral or written information ("statistical information") about various financial characteristics of the Fund or its underlying portfolio securities including, but not limited to, beta, duration, maturity, Sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, tracking error, weighted average quality, market capitalization, percent debt to equity, dividend yield or growth, default rate, portfolio turnover, risk and style characteristics or other similar information. This portfolio commentary and statistical information about the Fund may be based on the Fund's most recent quarter-end portfolio or on some other interim period such as month-end. The portfolio commentary and statistical information may be provided to members of the press, shareholders in the Fund, persons considering investing in the Fund or representatives of such shareholders or potential shareholders, such as financial intermediaries and fiduciaries of a 401(k) plan or a trust and their advisers. The content and nature of the information provided to each of these persons may differ.



     Hartford and its sub-advisers have implemented procedures reasonably designed to ensure that (1) any disclosure of the Fund's portfolio securities is made pursuant to a practice or arrangement approved in accordance with the policy; (2) personnel who are in a position to disclose Fund portfolio holdings are appropriately trained to comply with the Fund's policies regarding the disclosure of portfolio holdings and (3) each approved disclosure arrangement or practice is documented by the Fund's chief compliance officer or his/her designee.



     In no event will the Hartford or its sub-advisers or any affiliate thereof be permitted to receive compensation or other consideration in connection with the disclosure of Fund portfolio holdings.



     The Fund's chief compliance officer is responsible for addressing conflicts of interest between the interests of Fund shareholders, on the one hand, and the interests of the Fund's investment manager, investment sub-adviser, principal underwriter, or any affiliated person of the Fund, its investment manager, investment sub-adviser, or its principal underwriter, on the other. Every violation of the portfolio holdings disclosure policy must be reported to the Fund's chief compliance officer.



The Board of Directors of the Fund reviews and approves the Fund's policy on disclosure of portfolio holdings. The Chief Compliance Officer for the Fund's investment manager will provide summaries of all newly approved arrangements and will report exceptions to and material violations of this policy to the Board of Directors of the Fund. There can be no assurance, however, that the Fund's portfolio holdings disclosure policy will prevent the misuse of such information by individuals or firms that receive such information.

                                 FUND MANAGEMENT

     The Company has a board of directors, who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the directors.

     The following tables set forth various information about the directors and officers of the Company. The first table relates to those directors who are deemed not to be "interested persons" of the Company, as that term is defined in the 1940 Act (i.e., "non-interested directors"), while the second table provides information about the Company's "interested" directors and the Company's officers.

NON-INTERESTED DIRECTORS


                                                                                                NUMBER OF
                                                                                               PORTFOLIOS
                                              TERM OF                                            IN FUND
                               POSITION     OFFICE* AND                                          COMPLEX
                               HELD WITH     LENGTH OF      PRINCIPAL OCCUPATION(S) DURING     OVERSEEN BY    OTHER DIRECTORSHIPS
   NAME, AGE AND ADDRESS     EACH COMPANY   TIME SERVED              PAST 5 YEARS                DIRECTOR      HELD BY DIRECTOR
--------------------------   ------------   -----------   ----------------------------------   -----------   --------------------
LYNN S. BIRDSONG (1)         Director       Since 2003    Since 1981, Mr. Birdsong has been        89        Mr. Birdsong is a
(age 61)                                                  a partner in Birdsong Company, an                  Director of The
c/o Hartford Mutual Funds                                 advertising specialty firm. Since                  Japan Fund.
P.O. Box 2999                                             2003, Mr. Birdsong has been an
Hartford, CT 06104-2999                                   independent director of The Japan
                                                          Fund. From 2003 to March 2005,
                                                          Mr. Birdsong was an independent
                                                          director of the Atlantic
                                                          Whitehall Funds. From 1979 to
                                                          2002, Mr. Birdsong was a managing
                                                          director of Zurich Scudder
                                                          Investments, an  investment
                                                          management firm. During  his
                                                          employment with Scudder, Mr.
                                                          Birdsong was an interested
                                                          director of The Japan Fund. Mr.
                                                          Birdsong is also a Director of
                                                          The  Hartford Income Shares Fund,
                                                          Inc.,  Hartford Series Fund, Inc.
                                                          and  Hartford HLS Series Fund II,
                                                          Inc.

ROBERT M. GAVIN              Director and   Director      Dr. Gavin is an educational              89                  N/A
(age 67)                     Chairman of    since         consultant. Prior to September 1,
c/o Hartford Mutual Funds    the Board      2002(2)       2001, he was President of
P.O. Box 2999                               Director      Cranbrook Education Community;
Hartford, CT 06104-2999                     since         and  prior to July 1996, he was
                                            1986(3)       President of Macalester College,
                                            Chairman of   St. Paul, Minnesota. Dr. Gavin is
                                            the Board     also a Director and Chairman of
                                            for each      the Board of Directors of The
                                            Company       Hartford Income Shares Fund,
                                            since 2004    Inc.,  Hartford Series Fund, Inc.
                                                          and  Hartford HLS Series Fund II,
                                                          Inc.

DUANE E. HILL                Director       Since         Mr. Hill is a Partner of TSG             89                  N/A
(age 62)                                    2001(2)       Ventures L.P., a private equity
c/o Hartford Mutual Funds                   Since         investment company that invests
P.O. Box 2999                               2002(3)       primarily in minority-owned small
Hartford, CT 06104-2999                                   businesses. Mr. Hill is a former
                                                          partner of TSG Capital Group, a
                                                          private equity investment firm
                                                          that serves as sponsor and lead
                                                          investor in leveraged buyouts of
                                                          middle market companies. Mr. Hill
                                                          is also a Director of The
                                                          Hartford  Income Shares Fund,
                                                          Inc., Hartford  Series Fund, Inc.
                                                          and Hartford HLS  Series Fund II,
                                                          Inc.

SANDRA S. JAFFEE             Director       Since 2005    Ms. Jaffee is Chief Executive            89                  N/A
(age 65)                                                  Officer of Fortent (formerly
c/o Hartford Mutual Funds                                 Searchspace Group), a leading
P.O. Box 2999                                             provider of compliance/regulatory
Hartford, CT 06104-2999                                   technology to financial
                                                          institutions. Ms. Jaffee served as
                                                          an Entrepreneur in Residence with
                                                          Warburg Pincus, a private equity
                                                          firm, from August 2004 to August
                                                          2005. From September 1995 to July
                                                          2004, Ms. Jaffee served as
                                                          Executive Vice President at
                                                          Citigroup, where she was President
                                                          and Chief Executive Officer of
                                                          Citibank's Global Securities
                                                          Services (1995-2003). Ms Jaffee is
                                                          also a Director of The Hartford
                                                          Income Shares Fund, Inc., Hartford
                                                          Series Fund, Inc. and Hartford HLS
                                                          Series Fund II, Inc.

WILLIAM P. JOHNSTON          Director       Since 2005    In June 2006, Mr. Johnston was           89        Mr. Johnston is
(age 63)                                                  appointed as Senior Advisor to The                 Chairman of the
c/o Hartford Mutual Funds                                 Carlyle Group, a global private                    Board of Directors
P.O. Box 2999                                             equity investment firm. In May                     of Renal Care Group,
Hartford, CT 06104-2999                                   2006, Mr. Johnston was elected to                  Inc.
                                                          the Supervisory Board of Fresenius
                                                          Medical Care AG & Co. KGaA, after
                                                          its acquisition of Renal Care
                                                          Group, Inc. in

                                                          March 2006. Mr. Johnston joined
                                                          Renal Care Group in November 2002
                                                          as a member of the Board of
                                                          Directors and served as Chairman
                                                          of the Board from March 2003
                                                          through March 2006. From September
                                                          1987 to December 2002, Mr.
                                                          Johnston was with Equitable
                                                          Securities Corporation (and its
                                                          successors, SunTrust Equitable
                                                          Securities and SunTrust Robinson
                                                          Humphrey) serving in various
                                                          investment banking and managerial
                                                          positions, including Managing
                                                          Director and Head of Investment
                                                          Banking, Chief Executive Officer
                                                          and Vice Chairman. Mr. Johnston is
                                                          also a Director of The Hartford
                                                          Mutual Funds II, Inc., The
                                                          Hartford Income Shares Fund, Inc.,
                                                          Hartford Series Fund, Inc. and
                                                          Hartford HLS Series Fund II, Inc.

PHILLIP O. PETERSON          Director       Since         Mr. Peterson is a mutual fund            89        Mr. Peterson is a
(age 62)                                    2002(2)       industry consultant. He was a                      Director of the
c/o Hartford Mutual Funds                   Since         partner of KPMG LLP until 1999.                    William Blair Funds.
P.O. Box 2999                               2000(3)       Mr. Peterson joined William Blair
Hartford, CT 06104-2999                                   Funds in February 2007 as a member
                                                          of their board of directors. From
                                                          January 2004 to April 2005, Mr.
                                                          Peterson served as Independent
                                                          President of the Strong Mutual
                                                          Funds. Mr. Peterson is also a
                                                          Director of The Hartford Income
                                                          Shares Fund, Inc., Hartford Series
                                                          Fund, Inc. and Hartford HLS Series
                                                          Fund II, Inc.

LEMMA W. SENBET              Director       Since 2005    Dr. Senbet is the William E. Mayer       89                  N/A
(age 60)                                                  Chair Professor of Finance at the
c/o Hartford Mutual Funds                                 University of Maryland, Robert H.
P.O. Box 2999                                             Smith School of Business. He was
Hartford, CT 06104-2999                                   chair of the Finance Department
                                                          during 1998-2006. Previously he
                                                          was an endowed professor of
                                                          finance at the University of
                                                          Wisconsin-Madison. Also, Dr.
                                                          Senbet was director of the Fortis
                                                          Funds from March 2000 until July
                                                          2002. Professor Senbet served the
                                                          finance profession in various
                                                          capacities, including as director
                                                          of the American Finance
                                                          Association and President of the
                                                          Western Finance Association. Dr.
                                                          Senbet is also a Director of The
                                                          Hartford Income Shares Fund, Inc.,
                                                          Hartford Series Fund, Inc. and
                                                          Hartford HLS Series Fund II, Inc.

(1) Lynn Birdsong held a beneficial interest in the common stock of Wachovia Corporation ("Wachovia") at the same time that an affiliate of Wachovia served as a sub-adviser to the Select SmallCap Value Fund Fund. Metropolitan West Capital Management, LLC ("MetWest Capital"), a sub-adviser to the Select SmallCap Value Fund, was acquired by Wachovia effective June 6, 2006. Mr. Birdsong had beneficial interest in the Wachovia stock at that time, but the stock was sold on October 31, 2006. The value of this stock (as of October 31, 2006) was $150,093. Because of this beneficial interest, Mr. Birdsong is not considered an independent director with respect to the Select SmallCap Value Fund for the period June 6, 2006 through October 31, 2006.

(2)  For The Hartford Mutual Funds, Inc.

(3)  For The Hartford Mutual Funds II, Inc.

* Term of Office: Each director may serve until his or her successor is elected and qualifies.

OFFICERS AND INTERESTED DIRECTORS


                                                                                                NUMBER OF
                                                                                               PORTFOLIOS
                                              TERM OF                                            IN FUND
                               POSITION     OFFICE* AND                                          COMPLEX
                               HELD WITH     LENGTH OF      PRINCIPAL OCCUPATION(S) DURING     OVERSEEN BY    OTHER DIRECTORSHIPS
   NAME, AGE AND ADDRESS     EACH COMPANY   TIME SERVED              PAST 5 YEARS                DIRECTOR       HELD BY DIRECTOR
--------------------------   ------------   -----------   ----------------------------------   -----------   ---------------------
THOMAS M. MARRA**            Director       Since 2002    Mr. Marra is President and Chief          89       Mr. Marra is a member
(age 49)                                                  Operating Officer of Hartford                      of the Board of
c/o Hartford Mutual Funds                                 Life, Inc. He is also a member of                  Directors of The
P.O. Box 2999                                             the Board of Directors and a                       Hartford.
Hartford, CT 06104-2999                                   member of the Office of the
                                                          Chairman for The Hartford
                                                          Financial Services Group, Inc.
                                                          ("The Hartford"), the parent
                                                          company of Hartford Life. Mr.
                                                          Marra was named President of
                                                          Hartford Life in 2001 and COO in
                                                          2000, and served as Director of
                                                          Hartford Life's Investment
                                                          Products Division from 1998 to
                                                          2000. Mr. Marra is also a
                                                          Managing Member and President of
                                                          Hartford Investment Financial
                                                          Services, LLC ("HIFSCO") and HL
                                                          Investment Advisors, LLC ("HL
                                                          Advisors"). Mr. Marra served as
                                                          Chairman of the Board of the
                                                          Companies from 2002 to 2004. He
                                                          currently also serves as a
                                                          Director of The Hartford Income
                                                          Shares Fund, Inc., Hartford
                                                          Series Fund, Inc. and Hartford
                                                          HLS Series Fund II, Inc. and
                                                          served as Chairman of the Board
                                                          of these companies from 2002 to
                                                          2004.

LOWNDES A. SMITH**           Director       Since         Mr. Smith served as Vice Chairman         89       Mr. Smith is a
(age 68)                                    1996(1)       of The Hartford from February                      Director of White
c/o Hartford Mutual Funds                   Since         1997 to January 2002, as                           Mountains Insurance
P.O. Box 2999                               2002(2)       President and Chief Executive                      Group, Ltd.
Hartford, CT 06104-2999                                   Officer of Hartford Life, Inc.
                                                          from February 1997 to January
                                                          2002, and as President and Chief
                                                          Operating Officer of The Hartford
                                                          Life Insurance Companies from
                                                          January 1989 to January 2002. Mr.
                                                          Smith is also a Director of The
                                                          Hartford Income Shares Fund,
                                                          Inc., Hartford Series Fund, Inc.
                                                          and Hartford HLS Series Fund II,
                                                          Inc.

DAVID M. ZNAMIEROWSKI**                     Director      Mr. Znamierowski currently serves         89                N/A
(age 47)                                    Since         as Director and President of
c/o Hartford Mutual Funds                   1999(1)       Hartford Investment Management
P.O. Box 2999                               Director      Company ("Hartford Investment
Hartford, CT 06104-2999      Director(3)    Since         Management"), as Chief Investment
                                            2005(2)       Officer and Executive Vice
                                                          President for The Hartford and
                                                          Hartford Life, Inc. and as
                                                          Director, Chief Investment
                                                          Officer and Executive Vice
                                                          President of Hartford Life
                                                          Insurance Company. In addition,
                                                          Mr. Znamierowski serves as a
                                                          Director of The Hartford Mutual
                                                          Funds II, Inc., The Hartford
                                                          Series Fund, Inc., The Hartford
                                                          HLS Series Fund II, Inc. and The
                                                          Hartford Income Shares Fund,
                                                          Inc.  He previously served as
                                                          President and Chief Executive
                                                          Officer of these companies and
                                                          the Company until November 2007.

JOHN C. WALTERS              President      Since         Mr. Walters serves as President          N/A                N/A
(age 45)                     and Chief      2007(3)       of the U.S.. Wealth Management
c/o Hartford Mutual Funds    Executive                    Division of Hartford Life
P.O. Box 2999                Officer                      Insurance Company. Mr. Walters is
Hartford, CT 06104-2999                                   also a Managing Member and
                                                          Executive Vice President of
                                                          HIFSCO and HL Advisors. In
                                                          addition, Mr. Walters is Vice
                                                          President of The Hartford Income
                                                          Shares Fund, Inc., Hartford
                                                          Series Fund, Inc. and Hartford
                                                          HLS Series Fund II, Inc.
                                                          Previously, Mr. Walters was with
                                                          First Union Securities.

ROBERT M. ARENA, JR.         Vice           Since 2006    Mr. Arena serves as Senior Vice          N/A                N/A
(age 39)                     President                    President of Hartford Life and
c/o Hartford Mutual Funds                                 heads its Retail Product
P.O. Box 2999                                             Management Group in the U.S.
Hartford, CT 06104-2999                                   Wealth Management Division. Prior
                                                          to joining The Hartford in 2004,
                                                          he was Senior Vice President in
                                                          charge of Product Management for
                                                          American Skandia/Prudential in
                                                          the individual annuities
                                                          division. Mr. Arena had joined
                                                          American Skandia in 1996.
                                                          Previously, he was with Paul
                                                          Revere Insurance Group in its
                                                          group insurance division. In
                                                          addition, Mr. Arena is Vice
                                                          President of The Hartford Income
                                                          Shares Fund, Inc., Hartford
                                                          Series Fund, Inc. and Hartford
                                                          HLS Series Fund II, Inc.

TAMARA L. FAGELY             Vice           Since         Ms. Fagely has been Vice                 N/A                N/A
(age 49)                     President,     2002(1)       President of HASCO since 1998 and
c/o Hartford Mutual Funds    Controller     Since         Chief Financial Officer since
500 Bielenberg Drive         and            1993(2)       2006. Currently, Ms. Fagely is a
Woodbury, MN 55125           Treasurer                    Vice President of Hartford Life.
                                                          She served as Assistant Vice
                                                          President of Hartford Life from
                                                          December 2001 through May 2005.
                                                          In addition, Ms. Fagely is
                                                          Controller of HIFSCO and Vice
                                                          President, Controller and
                                                          Treasurer of The Hartford Income
                                                          Shares Fund, Inc., Hartford
                                                          Series Fund, Inc. and Hartford
                                                          HLS Series Fund II, Inc.

SUSAN FLEEGE                 AML            Since 2005    Ms. Fleege has served as Chief           N/A                N/A
(age 47)                     Compliance                   Compliance Officer for Hartford
c/o Hartford Mutual Funds    Officer                      Administrative Services Company
P.O. Box 2999                                             since 2005 and Hartford Investor
Hartford, CT 06104-2999                                   Company, LLC since 2006.  Prior
                                                          to joining Hartford Life in 2005,
                                                          Ms. Fleege was Counsel for
                                                          Ameriprise Financial Corporation
                                                          from 2000 to 2005. In addition,
                                                          Ms. Fleege serves as AML
                                                          Compliance Officer for The
                                                          Hartford Income Shares Fund,
                                                          Inc., Hartford Series Fund, Inc.
                                                          and Hartford HLS Series Fund II,
                                                          Inc.

THOMAS D. JONES III          Vice           Since 2006    Mr. Jones joined Hartford Life as        N/A                N/A
(age 42)                     President                    Vice President and Director of
c/o Hartford Mutual Funds    and Chief                    Securities Compliance in 2006
P.O. Box 2999                Compliance                   from SEI Investments ("SEI"),
Hartford, CT 06104-2999      Officer                      where he served as Chief
                                                          Compliance Officer for its mutual
                                                          funds and investment advisers.
                                                          Prior to joining SEI, Mr. Jones
                                                          was First Vice President and
                                                          Compliance Director for Merrill
                                                          Lynch Investment Managers
                                                          (Americas), where he worked from
                                                          1992 through 2004. In addition,
                                                          Mr. Jones is Vice President and
                                                          Chief Compliance Officer of The
                                                          Hartford Income Shares Fund,
                                                          Inc., Hartford Series Fund, Inc.
                                                          and Hartford HLS Series Fund II,
                                                          Inc.

EDWARD P. MACDONALD          Vice           Since 2005    Mr. Macdonald serves as Assistant        N/A                N/A
(age 40)                     President,                   General Counsel of The Hartford.
c/o Hartford Mutual Funds    Secretary                    Prior to joining The Hartford in
P.O. Box 2999                and Chief                    2005, Mr. Macdonald was Chief
Hartford, CT 06104-2999      Legal                        Counsel, Investment Management,
                             Officer                      for Prudential Financial
                                                          (formerly American Skandia
                                                          Investment Services, Inc.). He
                                                          joined Prudential in April 1999.
                                                          Additionally, Mr. Macdonald
                                                          serves as Vice President,
                                                          Secretary and Chief Legal Officer
                                                          for The Hartford Income Shares
                                                          Fund, Inc., Hartford Series Fund,
                                                          Inc. and Hartford HLS Series Fund
                                                          II, Inc.

VERNON J. MEYER              Vice           Since 2006    Mr. Meyer serves as Vice                 N/A                N/A
(age 43)                     President                    President of Hartford Life and
c/o Hartford Mutual Funds                                 Director of its Investment
P.O. Box 2999                                             Advisory Group in the U.S. Wealth
Hartford, CT 06104-2999                                   Management Division. Prior to
                                                          joining The Hartford in 2004, Mr.
                                                          Meyer served as Vice President
                                                          and managing director of
                                                          MassMutual, which he joined in
                                                          1987. Also, Mr. Meyer is Vice
                                                          President of The Hartford Income
                                                          Shares Fund, Inc., Hartford
                                                          Series Fund, Inc. and Hartford
                                                          HLS Series Fund II, Inc.

DENISE A. SETTIMI            Vice           Since 2005    Ms. Settimi currently serves as          N/A                N/A
(age 47)                     President                    Operations Officer of HASCO.
c/o Hartford Mutual Funds                                 Previously, Ms. Settimi was with
500 Bielenberg Drive                                      American Express Financial
Woodbury, MN 55125                                        Advisors, where she was Director
                                                          of Retirement Plan Services from
                                                          1997 to 2003. In addition, Ms.
                                                          Settimi is a Vice President of
                                                          The Hartford Income Shares Fund,
                                                          Inc., Hartford Series Fund, Inc.
                                                          and Hartford HLS Series Fund II,
                                                          Inc.

(1)  For The Hartford Mutual Funds, Inc.

(2)  For The Hartford Mutual Funds II, Inc.


(3) Mr. Walters was duly elected as President and Chief Executive Officer of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. on November 7, 2007. Prior to Mr. Walters' election, Mr. Znamierowski served in those capacities.


* Term of Office: Each officer and director may serve until his or her successor is elected and qualifies.

** "Interested person", as defined in the 1940 Act, of the Company because of the person's affiliation with, or equity ownership of, HIFSCO, Hartford Investment Management or affiliated companies.

     STANDING COMMITTEES. Each board of directors has established an Audit Committee, a Compliance Committee, an Investment Committee, a Litigation Committee and a Nominating Committee.

     The Audit Committee currently consists of the following non-interested directors: Robert M. Gavin, Sandra S. Jaffee, William P. Johnston and Phillip O. Peterson. The Audit Committee (i) oversees the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers, (ii) assists the board of directors in its oversight of the qualifications, independence and performance of the Fund's independent registered public accounting firm; the quality, objectivity and integrity of the Fund's financial statements and the independent audit thereof; and the performance of the Fund's internal audit function, and
(iii) acts as a liaison between the Fund's independent registered public accounting firm and the full board. The Fund's independent registered accounting firm reports directly to the Audit Committees. The Audit Committees regularly report to the Boards of Directors.

     The Compliance Committee currently consists of Robert M. Gavin, Sandra S. Jaffee, William P. Johnston, Thomas M. Marra and Phillip O. Peterson. The Compliance Committee assists the board in its oversight of the implementation by the Fund of policies and procedures that are reasonably designed to prevent the Fund from violating the Federal Securities Laws.

     The Investment Committee currently consists of Lynn S. Birdsong, Duane E. Hill, Lemma W. Senbet, Lowndes A. Smith and David M. Znamierowski. The Investment Committee, which was established on February 1, 2005, assists the board in its oversight of the Fund's investment performance and related matters.

     The Litigation Committee consists of the following non-interested directors: Lynn S. Birdsong, Duane E. Hill and Sandra S. Jaffee. The Litigation Committee, which was established on April 26, 2004, manages any legal actions that are brought by, on behalf of or against the Fund, its board and/or its non-interested directors.

     The Nominating Committee currently consists of all non-interested directors of the Fund: Lynn S. Birdsong, Robert M. Gavin, Duane E. Hill, Sandra S. Jaffee, William P. Johnston, Phillip O. Peterson and Lemma Senbet. The Nominating Committee screens and selects candidates to the board of directors. The Nominating Committee will consider nominees recommended by shareholders for non-interested director positions if a vacancy among the non-interested directors occurs and if the nominee meets the Committee's criteria.


     During the Fiscal year ended October 31, 2007, the above referenced committees of The Hartford Mutual Funds, Inc. met the following number of times:
Audit Committee - five times, Investment Committee - five times, Nominating Committee - one time and the Compliance Committee three times. The Litigation Committee did not meet during this time period.


     All directors and officers of The Hartford Mutual Funds, Inc. are also directors and officers of three other registered investment companies in the fund complex, which is comprised of those investment companies for which HIFSCO or HL Investment Advisors, LLC serves as investment adviser.

     The following table discloses the dollar range of equity securities beneficially owned by each director as of December 31, 2006 (i) in the Fund and
(ii) on an aggregate basis in any registered investment companies overseen by the director within the same family of investment companies.

NON-INTERESTED DIRECTORS


                                                                AGGREGATE DOLLAR RANGE
                                                               OF EQUITY SECURITIES IN
                                                              ALL REGISTERED INVESTMENT
                                                                  COMPANIES OVERSEEN
                        DOLLAR RANGE OF EQUITY SECURITIES      BY DIRECTOR IN FAMILY OF
   NAME OF DIRECTOR               IN THE FUND                    INVESTMENT COMPANIES
---------------------   ---------------------------------    ---------------------------
Lynn S. Birdsong        None                                        Over $100,000
Dr. Robert M. Gavin     None                                        Over $100,000
Duane E. Hill           None                                             None
Sandra S. Jaffee        None                                             None
William P. Johnston     None                                             None
Phillip O. Peterson     None                                       $50,001-$100,000
Lemma W. Senbet         None                                             None


INTERESTED DIRECTORS


                                                               AGGREGATE DOLLAR RANGE
                                                              OF EQUITY SECURITIES IN
                                                             ALL REGISTERED INVESTMENT
                                                                COMPANIES OVERSEEN
                        DOLLAR RANGE OF EQUITY SECURITIES     BY DIRECTOR IN FAMILY OF
   NAME OF DIRECTOR                IN THE FUND                  INVESTMENT COMPANIES
---------------------   ---------------------------------    -------------------------
Thomas M. Marra         None                                       Over $100,000
Lowndes A. Smith        None                                       Over $100,000
David M. Znamierowski   None                                      $10,001-$50,000



     COMPENSATION OF OFFICERS AND DIRECTORS The Company does not pay salaries or compensation to any of its officers or directors who are employed by The Hartford. The chart below sets forth the compensation paid by the Company to the following directors for the fiscal year ended October 31, 2007 and certain other information.



                                                PENSION OR
                                                RETIREMENT
                             AGGREGATE          BENEFITS
                         COMPENSATION FROM      ACCRUED AS    ESTIMATED ANNUAL     TOTAL COMPENSATION FROM
   NAME OF PERSON,      THE HARTFORD MUTUAL      PART OF        BENEFITS UPON        THE FUNDS AND FUND
       POSITION                FUNDS          FUND EXPENSES      RETIREMENT      COMPLEX PAID TO DIRECTORS*
---------------------   -------------------   -------------   ----------------   --------------------------
Lynn S. Birdsong,            $ 80,268               $0               $0                   $180,500
Director(1)

Dr. Robert M. Gavin,         $110,285               $0               $0                   $248,000
Director

Duane E. Hill,               $ 70,262               $0               $0                   $158,000
Director

Sandra S. Jaffee,            $ 67,039               $0               $0                   $150,750
Director(2)

William P. Johnston,         $ 78,712               $0               $0                   $177,000
Director(3)

Phillip O. Peterson,         $ 80,380               $0               $0                   $180,750
Director

Lemma W. Senbet,             $ 66,371               $0               $0                   $149,250
Director(5)

Lowndes A. Smith,            $ 77,600               $0               $0                   $174,500
Director


* As of October 31, 2006, five registered investment companies in the Complex paid compensation to the directors.

     The sales load for Class A shares of the Fund is waived for present and former officers, directors and employees of the Company, The Hartford, the sub-adviser, the transfer agent and their affiliates. Such waiver is designed to provide an incentive for individuals that are involved and affiliated with the Fund and its operations to invest in the Fund.

     The Company's Articles of Incorporation provide that the Company to the full extent permitted by Maryland law and the federal securities laws shall indemnify the directors and officers of the Company. The Articles of Incorporation do not authorize the Company to indemnify any director or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.


     As of November 30, 2007 the officers and directors of the Company as a group beneficially owned no shares of any class of the Fund. As of that date, no person held an interest in the Fund equal to 5% or more of outstanding shares of a class.



     Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25 percent of the voting securities of a fund. A control person may be able to take actions regarding a fund it controls without the consent or approval of other shareholders. As of November 30, 2007, there were no control persons of the Fund.


                       INVESTMENT MANAGEMENT ARRANGEMENTS

     The Company, on behalf of the Fund, has entered into an investment management agreement with HIFSCO. The investment management agreement provides that HIFSCO, subject to the supervision and approval of the Company's board of directors, is responsible for the management of the Fund. In addition, HIFSCO provides administrative services to the Company, including, personnel, services, equipment and facilities and office space for proper operation of the Company. Although HIFSCO, or its affiliates, have agreed to arrange for the provision of additional services necessary for the proper operation of the Company, the Fund pays for these services directly.

     HIFSCO has entered into an investment services agreement with Hartford Investment Management for the provision of the day-to-day investment management services. HIFSCO has entered into an investment sub-advisory agreement with Hartford Investment Management. Under the sub-advisory agreement, Hartford Investment Management, subject to the general supervision of the Company's board of directors and HIFSCO, is responsible for (among other things) the day-to-day investment and reinvestment of the assets of the Fund and furnishing the Fund with advice and recommendations with respect to investments and the purchase and sale of appropriate securities for the Fund.

     The Company relies on an exemptive order from the SEC under which it uses a "Manager of Managers" structure. HIFSCO has responsibility, subject to oversight by the Board of Directors, to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HIFSCO to appoint a new sub-adviser not affiliated with HIFSCO, with the approval of the Board of Directors and without obtaining approval from those shareholders that participate in the Fund. Within 90 days after hiring any new sub-adviser, affected shareholders will receive information about the new sub-advisory relationship.

     The specific conditions of the exemptive order are as follows:

     1. Before the Company may rely on the exemptive order, the operation of the Company under a Manager of Managers structure must be approved by a majority of the outstanding voting securities.

     2. The Company must disclose in its prospectus the existence, substance and effect of the exemptive order. In addition, the Company must hold itself out to the public as employing the Manager of Managers structure. The prospectus will prominently disclose that HIFSCO has ultimate responsibility (subject to oversight by the Board of Directors) to oversee the sub-adviser and recommend its hiring, termination and replacement.

     3. Within ninety (90) days of the hiring of any new sub-adviser, the shareholders participating in the Fund will be furnished all information about the new sub-adviser that would be included in a proxy statement, except as modified by the order to permit aggregate fee disclosure. This information will include aggregate fee disclosure and any change in such disclosure caused by the addition of a new sub-adviser. HIFSCO will meet this condition by providing shareholders with an information statement meeting the requirements of Regulation 14C, Schedule 14C, and Item 22 of Schedule 14A under the Securities Exchange Act of 1934, as amended (the "1934 Act"), except as modified by the order to permit aggregate fee disclosure.

     4. HIFSCO will not enter into a sub-advisory agreement with any affiliated sub-adviser without that sub-advisory agreement, including the compensation to be paid thereunder, being approved by shareholders.

     5. At all times, a majority of the Board of Directors of the Company will be directors who are not "interested persons," as that term is defined in
Section 2(a)(19) of the 1940 Act, of the Company ("Independent Directors"), and the nomination of new or additional Independent Directors will be at the discretion of the then-existing Independent Directors.

     6. When a sub-adviser change is proposed for the Fund with an affiliated sub-adviser, the Board of Directors, including a majority of the Independent Directors, will make a separate finding, reflected in the Board of Directors' minutes, that the change is in the best interests of the Fund and the shareholders participating in the Fund and does not involve a conflict of interest from which HIFSCO or the affiliated sub-adviser derives an inappropriate advantage.

     7. HIFSCO will provide general management services to the Company and the Fund, including overall supervisory responsibility for the general management and investment of the Fund's investments portfolio, and, subject to review and approval by the Board of Directors, will: (a) set the Fund's overall investment strategies; (b) evaluate, select and recommend sub-advisers to manage all or a part of the Fund's assets; (c) allocate and, when appropriate, reallocate the Fund's assets among multiple sub-advisers; (d) monitor and evaluate the investment performance of sub-advisers; and (e) implement procedures reasonably designed to ensure that the sub-adviser complies with the Fund's investment objective, policies and restrictions.

     8. No director or officer of the Company or directors or officers of HIFSCO will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by such person) any interest in any sub-adviser except for (i) ownership of interests in HIFSCO or any entity that controls, is controlled by or is under common control with HIFSCO; or (ii) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly-traded company that is either a sub-adviser or any entity that controls, is controlled by or is under common control with a sub-adviser.

     9. The Company will include in its registration statement the aggregate fee disclosure.

     10. Independent counsel knowledgeable about the 1940 Act and the duties of Independent Directors will be engaged to represent the Independent Directors of the Fund. The selection of such counsel will be within the discretion of the then-existing Independent Directors.

     11. HIFSCO will provide the Board of Directors, no less often than quarterly, with information about HIFSCO's profitability. Such information will reflect the impact on profitability of the hiring or termination of any sub-adviser during the applicable quarter.

     12. When a sub-adviser is hired or terminated, HIFSCO will provide the Board of Directors with information showing the expected impact on HIFSCO's profitability.

     As provided by the investment management agreements, the Fund pays HIFSCO an investment management fee, which is accrued daily and paid monthly, equal on an annual basis to a stated percentage of the Fund's average daily net assets. HIFSCO, not the Fund, pays the sub-advisory fees to the sub-adviser and the investment services fee to Hartford Investment Management.

INVESTMENT MANAGEMENT FEES

     The investment management fee rate is as follows:

AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $500 million             1.00%
Next $500 million              0.95%
Amount Over $1 billion         0.90%

SUB-ADVISORY/INVESTMENT SERVICES FEES


Because the Fund did not commence operations until November 30, 2007, there is no advisory fee or sub-advisory fee information available for the Fund.



     HIFSCO has voluntarily agreed to limit the expenses of certain classes of the Fund by reimbursing the Fund when total fund operating expenses exclusive of taxes, dividend expense, interest expense, short sales program expenses, brokerage commissions, acquired fund fees and extraordinary expenses of the class exceed the following percentages. This policy may be discontinued at any time.



                                CLASS A   CLASS B   CLASS C   CLASS I   CLASS R3   CLASS R4   CLASS R5   CLASS Y
                                -------   -------   -------   -------   --------   --------   --------   -------
Global Enhanced Dividend Fund    1.60%     2.35%     2.35%     1.35%     1.85%       1.60%      1.35%     1.25%


     Pursuant to the investment management agreements, investment sub-advisory agreements and investment services agreements, neither HIFSCO nor the sub-adviser is liable to the Fund or its shareholders for an error of judgment or mistake of law or for a loss suffered by the Fund in connection with the matters to which their respective agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of HIFSCO or a sub-adviser in the performance of their duties or from their reckless disregard of the obligations and duties under the applicable agreement.

     HIFSCO, whose business address is 200 Hopmeadow Street, Simsbury, Connecticut 06089, was organized in 1995. As of December 31, 2006, HIFSCO had approximately $42 billion of assets under management.


     Hartford Investment Management is located at 55 Farmington Avenue, Hartford, Connecticut 06105 and was organized in 1996. Hartford Investment Management is a professional money management firm that provides services to investment companies, employee benefit plans, its affiliated insurance companies, and other institutional accounts. Hartford Investment Management is a wholly-owned subsidiary of The Hartford. As of September 30, 2007, Hartford Investment Management had investment management authority over approximately $143.1 billion in assets.


     Hartford Life, an affiliate of HIFSCO, provides fund accounting services to the Fund including, but not limited to, daily pricing of portfolio securities; computation of the net asset value and the net income of the Fund in accordance with the Fund's prospectus and statement of additional information; calculation of dividend and capital gain distributions, if any; calculation of yields on the Fund and all classes thereof; preparation of various reports; and such other similar services with respect to the Fund as may be reasonably requested by the Fund.

     Hartford Life provides such fund accounting services pursuant to a fund accounting agreement by and between The Hartford Mutual Funds, Inc., on behalf of the Fund, and Hartford Life. In consideration of services rendered and expenses assumed pursuant to this agreement, the Fund pays Hartford Life a fee calculated at the following annual rate based on its aggregate net assets:

First $5 billion   0.018%
Next $5 billion    0.016%
Over $10 billion   0.014%

     Because the Fund had not commenced operations as of the date of this SAI, no information is available regarding fund accounting fees paid to Hartford Life.

                               PORTFOLIO MANAGERS

OTHER ACCOUNTS ADVISED BY HIFSCO OR SUB-ADVISED BY HARTFORD INVESTMENT MANAGEMENT PORTFOLIO MANAGERS


     The following table lists the number and types of other accounts advised by HIFSCO or sub-advised by Hartford Investment Management managers and assets under management in those accounts as of September 30, 2007:



                       REGISTERED
                       INVESTMENT      ASSETS MANAGED    POOLED    ASSETS MANAGED                    ASSETS MANAGED
PORTFOLIO MANAGER   COMPANY ACCOUNTS    (IN MILLION)    ACCOUNTS    (IN MILLIONS)   OTHER ACCOUNTS    (IN MILLIONS)
-----------------   ----------------   --------------   --------   --------------   --------------   --------------
Paul Bukowski              1                $194            0             0                1               $10


CONFLICTS OF INTEREST BETWEEN THE GLOBAL ENHANCED DIVIDEND FUND SUB-ADVISED BY HARTFORD INVESTMENT MANAGEMENT PORTFOLIO MANAGERS AND OTHER ACCOUNTS

     In managing other portfolios (including affiliated accounts), certain potential conflicts of interest may arise. Portfolio managers, including assistant portfolio managers, at Hartford Investment Management manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), commingled trust accounts, and other types of funds. The portfolios managed by portfolio managers may have investment objectives, strategies and risk profiles that differ from those of the Global Enhanced Dividend Fund. Portfolio managers make investment decisions for each portfolio, including the Global Enhanced Dividend Fund, based on the investment objectives, policies, practices and other relevant investment considerations applicable to that portfolio. Consequently, the portfolio managers may purchase securities for one portfolio and not another portfolio. Securities purchased in one portfolio may perform better than the securities purchased for another portfolio, and vice versa. A portfolio manager or other investment professional at Hartford Investment Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Global Enhanced Dividend Fund, or make investment decisions that are similar to those made for the Global Enhanced Dividend Fund, both of which have the potential to adversely impact the Global Enhanced Dividend Fund depending on market conditions. The Global Enhanced Dividend Fund may take a short position in a security at the same time that other accounts managed by Hartford Investment Management take a long position in the same security, or take a long position in a security at the same time that other accounts managed by Hartford Investment Management take a short position in the same security. In addition, the Fund may from time to time take a long or short position in a particular equity security while simultaneously taking the opposite position with respect to an exchange traded fund ("ETF") which includes such particular equity security as a constituent. ETFs are baskets of securities that, like stocks, trade on exchanges such as the American Stock Exchange and the New York Stock Exchange. These and other transactions undertaken on behalf of other accounts managed by Hartford Investment Management may adversely impact the Global Enhanced Dividend Fund. Transactions on behalf of other accounts managed by Hartford Investment Management may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Global Enhanced Dividend Fund. In addition, some of these portfolios have fee structures that are or have the potential to be higher, in some cases significantly higher, than the fees paid by the Global Enhanced Dividend Fund to Hartford Investment Management. Because a portfolio manager's compensation is affected by revenues earned by Hartford Investment Management, the incentives associated with any given Fund may be significantly higher or lower than those associated with other accounts managed by a given portfolio manager.

     Hartford Investment Management's goal is to provide high quality investment services to all of its clients, while meeting its fiduciary obligation to treat all clients fairly. Hartford Investment Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Hartford Investment Management monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of securities, and compliance with Hartford Investment Management's Code of Ethics. Furthermore, senior investment and business personnel at Hartford Investment Management periodically review the performance of Hartford Investment Management's portfolio managers. Although Hartford Investment Management does not track the time a portfolio manager spends on a single portfolio, Hartford Investment Management does periodically assess whether a portfolio manager has adequate time and resources to effectively manage the portfolio manager's overall book of business.

     Material conflicts of interest may arise when allocating and/or aggregating trades. Hartford Investment Management may aggregate into a single trade order several individual contemporaneous client trade orders for a single security, absent specific client directions to the contrary. It is the policy of Hartford Investment Management that when a decision is made to aggregate transactions on behalf of more than one account (including the Global Enhanced Dividend Fund or other accounts over which it has discretionary authority), such transactions will be allocated to all participating client accounts in a fair and equitable manner in accordance with Hartford Investment Management's trade allocation policy. The trade allocation policy is described in Hartford Investment Management's Form ADV. Hartford Investment Management's compliance unit monitors block transactions to assure adherence to the trade allocation policy, and will inform Hartford Investment Management's Issue Resolution Council of any non-compliant transactions.

COMPENSATION OF HARTFORD INVESTMENT MANAGEMENT PORTFOLIO MANAGERS

     Hartford Investment Management's portfolio managers are generally responsible for multiple accounts with similar investment strategies. Portfolio managers are compensated on the performance of the aggregate group of similar accounts rather than for a specific Fund.

     The compensation package for portfolio managers consists of three components, which are fixed base pay, annual incentive and long-term incentive. The base pay program provides a level of base pay that is competitive with the marketplace and reflects a portfolio manager's contribution to Hartford Investment Management's success.

     The annual incentive plan provides cash bonuses dependent on both Hartford Investment Management's overall performance and individual contributions. A portion of the bonus pool is determined based on the aggregate portfolio pre-tax performance results over three years relative to peer groups and benchmarks, and the remaining portion is based on current year operating income relative to the operating plan.

     Bonuses for portfolio managers vary depending on the scope of accountability and experience level of the individual portfolio manager. An individual's award is based upon qualitative and quantitative factors including the relative performance of their assigned portfolios compared to a peer group and benchmark. The benchmark by which the Fund is measured can be found below and is primarily geared to reward top quartile performance on a trailing three-year basis. Qualitative factors such as leadership, teamwork and overall contribution made during the year are also considered.

     The long-term incentive plan provides an opportunity for portfolio managers and other key contributors to Hartford Investment Management to be rewarded in the future based on the continued profitable growth of Hartford Investment Management. A designated portion of Hartford Investment Management's net operating income will be allocated to long-term incentive awards each year. The size of actual individual awards will vary greatly. The awards will vest over three years for most participants and five years for Hartford Investment Management's Managing Directors. The value of the awards will increase at the growth rate of operating income each year during the vesting period. Awards will be paid in cash at the end of the vesting period.

     All portfolio managers are eligible to participate in The Hartford's standard employee health and welfare programs, including retirement.

     The benchmark by which the Fund's performance is measured for compensation purposes is as follows:


FUND*                           BENCHMARK
-----                           ---------
Global Enhanced Dividend Fund   MSCI World Value Index


EQUITY SECURITIES BENEFICIALLY OWNED BY HIFSCO OR HARTFORD INVESTMENT MANAGEMENT PORTFOLIO MANAGERS

     As of November 30, 2007, the dollar range of equity securities beneficially owned by the Hartford Investment Management manager in the Fund is as follows:



                                                    DOLLAR RANGE OF EQUITY SECURITIES
PORTFOLIO MANAGER   FUND(S) SUB-ADVISED/MANAGED            BENEFICIALLY OWNED
-----------------   -----------------------------   ---------------------------------
Paul Bukowski       Global Enhanced Dividend Fund                  None


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities

     Subject to any policy established by the Company's board of directors and HIFSCO, the sub-adviser, as applicable, is primarily responsible for the investment decisions of the Fund and the placing of its portfolio transactions. In placing orders, it is the policy of the Fund to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commission, if any, size of the transaction and difficulty of execution. While the sub-adviser generally seeks reasonably competitive spreads or commissions, the Fund does not necessarily pay the lowest possible spread or commission. HIFSCO may instruct the sub-adviser to direct certain brokerage transactions, using best efforts, subject to obtaining best execution, to broker/dealers in connection with a commission recapture program used to defray fund expenses for the Fund.

     The sub-adviser generally deals directly with the dealers who make a market in the securities involved (unless better prices and execution are available elsewhere) if the securities are traded primarily in the over-the-counter market. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. In addition, the sub-adviser may effect certain "riskless principal" transactions through certain dealers in the over-the-counter market under which "commissions" are paid on such transactions. Bonds and money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

     While the sub-adviser seeks to obtain the most favorable net results in effecting transactions in the Fund's portfolio securities, broker-dealers who provide investment research to the sub-advisers may receive orders for transactions from the sub-advisers. Such research services ordinarily consist of assessments and analyses of or affecting the business or prospects of a company, industry, economic sector or financial market. To the extent consistent with
Section 28(e) of the 1934 Act, a sub-adviser may cause the Fund to pay a broker-dealer that provides "brokerage and research services" (as defined in the 1934 Act) to the sub-adviser an amount in respect of securities transactions for the Fund in excess of the amount that another broker-dealer would have charged in respect of that transaction. Information so received is in addition to and not in lieu of the services required that the sub-adviser must perform under the applicable investment sub-advisory agreement. In circumstances where two or more broker-dealers are equally capable of providing best execution, each sub-adviser may, but is under no obligation to, choose the broker-dealer that provides superior research or analysis as determined by the sub-adviser in its sole discretion. The management fees paid by the Fund are not reduced because the sub-adviser, or its affiliates, receive these services even though they might otherwise be required to purchase some of these services for cash. Some of these services are of value to the sub-advisers, or their affiliates, in advising various of its clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund.

     Hartford Investment Management has determined that at present it will utilize soft dollars to obtain only: (i) brokerage services; (ii) research created and provided by a broker-dealer involved in effecting a trade (e.g., research provided by a full service broker-dealer, or provided by a broker-dealer to which a portion of a trade is directed for the purpose of obtaining access to the research, in either case on a bundled basis); and (iii) access to management personnel. Hartford Investment Management will not at present utilize soft dollars to obtain research from parties who have no role in effecting a trade.

     To the extent that accounts managed by the sub-adviser are simultaneously engaged in the purchase of the same security as the Fund, then, as authorized by the Company's board of directors, available securities may be allocated to the Fund and other client account and may be averaged as to price in a manner determined by the sub-adviser to be fair and equitable. Such allocation and pricing may affect the amount of brokerage commissions paid by the Fund. In some cases, this system might adversely affect the price paid by the Fund (for example, during periods of rapidly rising or falling interest rates) or limit the size of the position obtainable for the Fund (for example, in the case of a small issue).

     Accounts managed by the sub-adviser (or its affiliates) may hold securities held by the Fund. Because of different investment objectives or other factors, a particular security may be purchased by the sub-adviser for one client when one or more other clients are selling the same security.

     Because Global Enhanced Dividend Fund had not commenced operations as of the date of this SAI, no information regarding brokerage commissions paid is available.

     Because Global Enhanced Dividend Fund had not commenced operations as of the date of this SAI, no information regarding brokerage commissions paid to firms selected in recognition of research services is available.

     Because Global Enhanced Dividend Fund had not commenced operations as of the date of this SAI, no information regarding the Fund's regular brokers or dealers (as defined under Rule 10b-1 of the 1940 Act) is available.

                                  FUND EXPENSES


     EXPENSES OF THE FUND The Fund pays its own expenses including, without limitation: (1) expenses of maintaining the Fund and continuing its existence,
(2) registration of the Fund under the 1940 Act, (3) auditing, accounting and legal expenses, (4) taxes, dividends and interest, (5) governmental fees, (6) expenses of issue, sale, repurchase and redemption of Fund shares, (7) expenses of registering and qualifying the Fund and its shares under federal and state securities laws and of preparing and printing prospectuses for such purposes and for distributing the same to shareholders and investors, and fees and expenses of registering and maintaining registrations of the Fund and of the Fund's principal underwriter, if any, as broker-dealer or agent under state securities laws, (8) expenses of reports and notices to shareholders and of meetings of shareholders and proxy solicitations thereof, (9) expenses of reports to governmental officers and commissions, (10) insurance expenses, (11) fees, expenses and disbursements of custodians for all services to the Fund, (12) fees, expenses and disbursements of transfer agents, dividend disbursing agents, shareholder servicing agents and registrars for all services to the Fund, (13) expenses for servicing shareholder accounts, (14) any direct charges to shareholders approved by the directors of the Fund, (15) compensation and expenses of directors of the Fund who are not "interested persons" of the Fund,
(16) such nonrecurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Fund to indemnify its directors and officers with respect thereto, and (17) short sales program expenses.


                            DISTRIBUTION ARRANGEMENTS

GENERAL


     Hartford Investment Financial Services, LLC ("HIFSCO") serves as the principal underwriter for the Fund pursuant to Underwriting Agreements initially approved by the board of directors of the Company. HIFSCO is a registered broker-dealer and member of the Financial Industry Regulatory Authority ("FINRA"). Shares of the Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HIFSCO. Except as discussed below under Distribution Plans, HIFSCO bears all the expenses of providing services pursuant to the Underwriting Agreements including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. The Underwriting Agreements continue in effect for two years from initial approval and for successive one-year periods thereafter, provided that each such continuance is specifically approved (1) by the vote of a majority of the directors of the Company, including a majority of the directors who are not parties to the Underwriting Agreements or interested persons (as defined in the 1940 Act) of any such party, or (2) by the vote of a majority of the outstanding voting securities of the Fund. HIFSCO is not obligated to sell any specific amount of shares of the Fund.


     HIFSCO is authorized by the Company to receive purchase and redemption orders on behalf of the Fund. HIFSCO has the authority to, and has authorized one or more financial services institutions and/or qualified plan intermediaries to receive purchase and redemption orders on behalf of the Fund, subject to the Fund's policies and procedures with respect to frequent purchases and redemptions of Fund shares and applicable law. In these circumstances, the Fund will be deemed to have received a purchase or redemption order when an authorized financial services institution and/or qualified plan intermediary receives the order. Accordingly, orders will be priced at the Fund's next net asset value computed after the orders are received by an authorized financial services institution and/or qualified plan intermediary and accepted by the Fund. The Fund's net asset value is determined in the manner described in the Fund's prospectus.

ADDITIONAL COMPENSATION TO BROKER-DEALERS, FINANCIAL INSTITUTIONS AND OTHER PERSONS ("FINANCIAL INTERMEDIARIES")

In addition to the commissions (which may be paid or reallowed to Financial Intermediaries from an applicable sales charge and/or advanced to Financial Intermediaries) and Rule 12b-1 fees that are described above and in the SAI, the distributor and its affiliates pay, out of their own assets, significant additional compensation to Financial Intermediaries (who may or may not be affiliates of the distributor) in connection with the sale and distribution of the Fund's shares ("Additional Payments") based on a number of factors that are described below.

These Additional Payments are generally based on average net assets (or on aged assets, i.e., assets held over one year) of the Fund attributable to a particular Financial Intermediary, on sales of the Fund's shares attributable to a particular Financial Intermediary, and/or on reimbursement of ticket charges, and may, but are normally not expected to, exceed, in the aggregate, 0.44% of the average net assets of the funds attributable to a particular Financial Intermediary.

Such Additional Payments are generally made for the placement of the Fund on a Financial Intermediary's list of mutual funds available for purchase by its customers and/or for including the Fund within a group of mutual funds that receive special marketing focus. Certain additional compensation arrangements are discussed below.


Apart from the Additional Payments, additional compensation arrangements may take the form of, among others: (1) "due diligence" payments for a Financial Intermediary's examination of the Fund and payments for providing extra employee training and information relating to the Fund and (2) "marketing support" fees for providing assistance in promoting the sale of the Fund's shares ("Other Compensation"). Subject to FINRA regulations, HIFSCO and its affiliates may contribute Other Amounts to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions in which participants may receive prizes such as travel awards, merchandise and cash and/or investment research pertaining to particular securities and other financial instruments or to the securities and financial markets generally, educational information and related support materials and hardware and/or software. HIFSCO and its affiliates may also pay for the travel expenses, meals, lodging and entertainment of Financial Intermediaries and their salespersons and guests in connection with education, sales and promotional programs, subject to applicable FINRA regulations. These programs, which may vary for different Financial Intermediaries, will not change the price an investor will pay for shares or the amount that the Fund will receive from such sale. Incurred payments of Other Compensation did not exceed $1.1 million per Financial Intermediary for the calendar year ended December 31, 2006.


Additional Payments, including Other Compensation, may also pertain to the sale and distribution of other investment products distributed by affiliates of the distributor, and may, in some cases, act as a financial incentive for a Financial Intermediary to recommend the purchase of one fund over another fund. Additional Payments to Financial Intermediaries in connection with the sale and distribution of the Fund's shares are negotiated based on a range of factors, including, but not limited to, reputation in the industry, ability to attract and retain assets (including distribution of particular classes of the funds' shares), target markets, customer relationships and quality of service. No one factor is determinative of the type or amount of Additional Payments to be provided and factors are weighed in the assessment of such determination.

For the calendar year ended December 31, 2006, HIFSCO or its affiliates incurred approximately $32.6 million in total Additional Payments, including Other Compensation (excluding travel expenses, meals, lodging and entertainment of Financial Intermediaries and their salespersons) to Financial Intermediaries, of which approximately $13.7 million was incurred with respect to Edward D. Jones & Co., L.P. For the calendar year ended December 31, 2006, total travel expenses, meals, lodging and entertainment of Financial Intermediaries and their salespersons did not in the aggregate exceed approximately $3.6 million.

As of January 1, 2007, HIFSCO has entered into arrangements to make Additional Payments, including Other Compensation (excluding travel expenses, meals, lodging and entertainment of Financial Intermediaries and their salespersons), to: A.G. Edwards & Sons, Inc., AIG Advisors Group, Inc., (Advantage Capital Corp., AIG Financial Advisors, American General, FSC Securities Corp., Royal Alliance Associates, Inc.), Allen & Company of FL, Inc., American General Securities, Inc., American Independent Securities Group, LLC, AmSouth Investment Services, Anchor Investment Services, Inc., Associated Investment Services, Inc., Associated Securities Corporation, Banc of America Investment Services, Inc., BancorpSouth Services, Banc West Investment Services, B.C. Ziegler & Company, BNY Investment Center, Inc., BOSC, Inc., Brookstreet Securities Corp., Cadaret Grant & Co., Inc., Cambridge Investment Research, Cantella & Company, Inc., Capital Analysts, Inc., Capital Investment Group, Inc., Centaurus Financial Inc., Charles Schwab & Co., Inc., Chase Investment Services Corporation, Citicorp Investment Services, Citigroup Global Markets, Inc., Colonial Brokerage, Inc., Comerica Securities, Commerce Brokerage Services, Inc., Commerce Capital Markets, Inc., Commonwealth Financial Network, Commonwealth Financial Services, Crown Capital Securities, LP, Cuna Brokerage Services, CUSO Financial Services, L.P., Dominion Investor Services, Duerr Financial Corp, Eagle One Investments, Edward D. Jones & Co., Empire Securities Corp, Equity Securities Corp, Equity Services, Inc., Essex National Securities, Inc., Ferris Baker Watts, Inc., FFP Securities, Inc., Fidelity Investments, Fifth Third Securities, Financial Planning Consultants, Inc., Fintegra, LLC, First Allied Securities, Inc., First Citizens Investor Services, Inc., First Heartland Capital Inc., First Tennessee Brokerage, Inc., Fiserv Brokerage Services, Inc., Frost

Brokerage Services, Inc., Geneos Wealth Management, Inc., Girard Securities Inc., Grant Bettingen, Great American Advisors, Inc., H. Beck, Inc., H&R Block, Harbour Investments, Harvest Capital, LLC, HBW Securities, LLC, Hefren-Tillotson Inc., Hilliard Lyons, HSBC Brokerage USA, Huntington Investment Co., IFMG Securities, Inc., ING Advisor Network (Financial Network Investment Corporation, Inc., ING Financial Partners, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Independent Financial Group, LLC, Investment Professionals, Inc., Investors Capital Corp., Investors Security Company, Inc., Janney Montgomery Scott, J.J.B. Hilliard, Jefferson Pilot Securities Corp, Keybanc Capital Markets, Inc., KMS Financial Services, Inc., KNBT Securities Inc., Kovack Securities, Inc., LaSalle Financial Services, LaSalle Street Securities, LLC, Lincoln Financial Advisors Group, Linsco/Private Ledger Corp., M&T Securities Inc., Merrill Lynch Pierce Fenner & Smith, Mid Atlantic Capital Corp, Money Concepts Capital Corp, Morgan Keegan & Company, Inc., Morgan Stanley DW Inc., Mutual Service Corporation, National Advisors Trust, National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), New England Securities, Newbridge Securities, NEXT Financial Group, Inc., North Ridge Securities Corp, Oppenheimer & Co, Inc., Pacific West Securities, Inc., Prime Capital Services, Inc., ProEquities, Inc., Prospera Financial Securities, Inc., QA3 Financial Corp., Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Dain Rauscher, RDM Investment Services, Robert W. Baird, Scott & Stringfellow Inc., Securian, Securities America, Inc., Securities Service Network, Inc., Sigma Financial Corp, Sorrento Pacific Financial, Spectrum Capital, Inc., Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, SunAmerica Securities, Inc., Suntrust Investment Services, TD Waterhouse, Inc., The Huntington Investment Company, TFS Securities, Inc., Transamerica Financial Advisors Inc., Triad Advisors, Inc., UBS Financial Services Inc., UnionBanc Investment Services LLC, United Heritage Financial Services, U.S. Bancorp Investments Inc., Uvest Financial Services Group, Inc., Vision Investment Services, Inc, Vorpahl Wing Securities, Wachovia Securities, LLC, Wall Street Financial Group, Webster Investment Services, Inc, Wells Fargo Investments, WM Financial Services, Inc., Workman Securities Corp, WRP Investments, Inc., XCU Capital Corp., and Woodbury Financial Services, Inc. (an indirect wholly-owned subsidiary of The Hartford). HIFSCO may enter into arrangements with other Financial Intermediaries to make such Additional Payments and Other Compensation.

In addition to the above payments, HIFSCO and its affiliates, out of their own assets, may pay compensation for subaccounting, administrative and/or shareholder processing services as described below.

ADDITIONAL COMPENSATION TO SERVICING INSTITUTIONS AND OTHER PERSONS ("SERVICING INTERMEDIARIES") FOR SUBACCOUNTING, ADMINISTRATIVE AND/OR SHAREHOLDER PROCESSING SERVICES.

In addition to payments made in connection with the sale and distribution of the Fund's shares (described above) and administration and Rule 12b-1 fees paid by the Fund, the distributor and its affiliates pay, out of their own assets, significant additional compensation to Servicing Intermediaries (who may or may not be affiliates of the distributor) in connection with subaccounting, administrative and/or shareholder processing services ("Servicing Compensation") based on a number of factors described below.

Servicing Compensation is generally based on average net assets of the Fund attributable to a particular Servicing Intermediary, and may, but is normally not expected to, exceed, in the aggregate, 0.20% of the average net assets of the funds attributable to a particular Servicing Intermediary. Such Servicing Compensation is generally made for subaccounting, administrative and/or shareholder processing services. These programs, which may vary for different Servicing Intermediaries, will not change the price an investor will pay for shares. This Servicing Compensation may act as a financial incentive for a Servicing Intermediary in choosing to provide services to one fund over another fund.

The Servicing Compensation to Servicing Intermediaries is negotiated based on a range of factors, including, but not limited to, reputation in the industry, customer relationships and quality of service. No one factor is determinative of the amount of Servicing Compensation to be provided and factors are weighed in the assessment of such determination. For the year ended December 31, 2006, HIFSCO incurred approximately $250,000 in total Servicing Compensation to Servicing Intermediaries and an incurred payment of such Servicing Compensation did not exceed $210,000 for any Servicing Intermediary.

As of January 1, 2007, HIFSCO has entered into arrangements to pay Servicing Compensation to: The 401(k) Company; American Century Investment Management, Inc.; AmeriMutual Funds Distributor, Inc.; Ameriprise Financial Services, Inc.; BenefitStreet, Inc.; Diversified Investment Advisors, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. ("Fidelity"); Gold Trust Company GWFS Equities, Inc.; Invesmart, Inc. & Invesmart Securities, LLC; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; Reliance Trust Company; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc; and Upromise Investments, Inc.. HIFSCO may enter into arrangements with other Servicing Intermediaries to pay such Servicing Compensation.

Servicing Compensation is also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the funds. Although some arrangements are based on average net assets attributable to the Servicing Intermediary, such Servicing Intermediaries are generally paid a per account fee ranging to no more than $16 per account. As of January 1, 2007, such Servicing Intermediaries paid by HASCO are: ADP Broker-Dealer, Inc.; A.G. Edwards; American Stock Transfer and Trust Company; CPI Qualified Plan Consultants, Inc; SunGard InstitutionalBrokerage Inc.; Expert Plan, Inc.; Fiserv Trust Company; Gail Weiss & Associates, Inc.; Gem Group L.P.; Hewitt Associates LLC; Legette Actuaries, Inc.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Ceridian Retirement Plan Services, Inc.; Northeast Retirement Services, Inc.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Swerdlin & Company; and Stanton Trust Company N.A. Other Servicing Intermediaries may be paid by HASCO in the future.

COMMISSIONS TO DEALERS


     Because the Fund did not commence operations until November 30, 2007, there is no information regarding the aggregate dollar amount of commissions received by HIFSCO for the sale of Fund shares.


     Generally, commissions on sales of Class A shares are reallowed to broker-dealers as follows:

                                            FRONT-END SALES CHARGE   FRONT-END SALES CHARGE    COMMISSION AS
                                              AS A PERCENTAGE OF       AS A PERCENTAGE OF      PERCENTAGE OF
AMOUNT OF PURCHASE                              OFFERING PRICE           AMOUNT INVESTED      OFFERING PRICE
------------------                          ----------------------   ----------------------   --------------
Less than $50,000                                    5.50%                    5.82%                4.75%
$50,000 or more but less than $100,000               4.50%                    4.71%                4.00%
$100,000 or more but less than $250,000              3.50%                    3.63%                3.00%
$250,000 or more but less than $500,000              2.50%                    2.56%                2.00%
$500,000 or more but less than $1 million            2.00%                    2.04%                1.75%
$1 million or more(1)                                   0%                       0%                   0%

(1) Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, there is a contingent deferred sales charge (CDSC) of 1% on any shares sold within 18 months of purchase. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and distributions. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

     HIFSCO may pay up to the entire amount of the sales commission to particular broker-dealers. HIFSCO also may pay dealers of record commissions on purchases over $1 million in an amount up to the sum of 1.0% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million. In addition, HIFSCO may provide compensation to dealers of record for certain shares purchased without a sales charge.

     HIFSCO pays commissions to dealers of up to 4% of the purchase price of Class B shares purchased through dealers and pays commissions to dealers of up to 1% of the purchase price of Class C shares purchased through dealers.

     HIFSCO's principal business address is 200 Hopmeadow Street, Simsbury, Connecticut 06089. HIFSCO was organized as a Delaware corporation on December 9, 1996 and is an indirect wholly-owned subsidiary of The Hartford.

DISTRIBUTION PLANS


     The Company, on behalf of the Fund, has adopted a separate distribution plan (the "Plan") for each of the Class A, Class B, Class C, Class R3 and Class R4 shares of the Fund, pursuant to appropriate resolutions of the Company's board of directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.


     CLASS A PLAN Pursuant to the Class A Plan, the Fund may compensate HIFSCO for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing Class A shareholders. The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.35% of the Fund's average daily net assets attributable to Class A shares. However, the Company's boards of directors have currently authorized Rule 12b-1 payments of only up to 0.25% of the Fund's average daily net assets attributable to Class A shares. The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

     CLASS B PLAN Pursuant to the Class B Plan, the Fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class B Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class B shares.

     CLASS C PLAN Pursuant to the Class C Plan, the Fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class C Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class C shares.

     CLASS R3 PLAN Pursuant to the Class R3 Plan, a fund may pay HIFSCO a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities and up to 0.25% may be used for shareholder account services. HIFSCO will pay to dealers the service fee at a rate equal to 0.50% of the amount invested. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R3 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

     CLASS R4 PLAN Pursuant to the Class R4 Plan, a fund may pay HIFSCO a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities and up to 0.25% may be used for shareholder account services. HIFSCO will pay to dealers the service fee at a rate equal to 0.25% of the amount invested. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R4 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

     GENERAL Distribution fees paid to HIFSCO may be spent on any activities or expenses primarily intended to result in the sale of the Company's shares including: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell the Fund's shares, (b) compensation to employees of HIFSCO, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HIFSCO incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, i.e., advertisements and sales literature, and (e) other distribution-related expenses and for the provision of personal service and/or the maintenance of shareholder accounts. These Plans are considered compensation type plans which means that the Fund pays HIFSCO the entire fee regardless of HIFSCO's expenditures. Conversely, even if HIFSCO's actual expenditures exceed the fee payable to HIFSCO at any given time, the Fund will not be obligated to pay more than that fee.

     In accordance with the terms of the Plans, HIFSCO provides to the Fund, for review by the Company's board of directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made. In the board of directors' quarterly review of the Plans, they review the level of compensation the Plans provide.

     The Plans were adopted by a majority vote of the board of directors of the Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the Fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans. Potential benefits which the Plans may provide to the Fund include shareholder servicing, the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets and portfolio liquidations through redemption activity, the ability to sell shares of the Fund through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads. The board of directors of the Company believes that there is a reasonable likelihood that the Plans will benefit the Fund and its current and future shareholders. Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors of the board in the manner described above. The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of the Fund, and material amendments to the Plans must also be approved by the applicable board of directors in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the board who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a "majority of the outstanding voting securities" of the Fund. A Plan will automatically terminate in the event of its assignment.

Because Global Enhanced Dividend Fund had not commenced operations as of the date of this SAI, no information regarding 12b-1 fees paid is available.

                        PURCHASE AND REDEMPTION OF SHARES

     For information regarding the purchase of Fund shares, see "About Your Account -- Buying Shares" in the Fund's prospectus.

     EXEMPTIONS FROM SUBSEQUENT INVESTMENT MINIMUMS FOR OMNIBUS ACCOUNTS Certain accounts held on the Fund's books, known as omnibus accounts, contain multiple underlying accounts that are invested in shares of the Fund. These underlying accounts are maintained by entities such as financial intermediaries and are subject to the applicable initial purchase minimums as described in the prospectus. However, in the case where the entity maintaining these accounts aggregates the accounts' purchase orders for Fund shares, such accounts are not required to meet the minimum amount for subsequent purchases.

     For a description of how a shareholder may have a Fund redeem his/her shares, or how he/she may sell shares, see "About Your Account -- Selling Shares" in the Fund's prospectus.

     RIGHTS OF ACCUMULATION Each Fund offers to all qualifying investors rights of accumulation under which investors are permitted to purchase Class A and Class L shares of any Funds of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then current net asset value of the purchaser's holdings of all shares of any Funds of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. For purposes of the rights of accumulation program, the purchaser may include all shares owned by family members. For Class A shares, the definition of family member varies depending upon when the purchaser opened the account. For accounts opened on or after August 16, 2004, a family member is the owner's spouse (or legal equivalent recognized under state law) and any minor children living in the owner's household. For accounts opened before August 16, 2004 for Class A shares and for all Class L shares, a family member is an owner's spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws. As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the accumulation privilege for Class A and Class L shares. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The rights of accumulation may be amended or terminated at any time as to subsequent purchases. Hartford Administrative Services Company ("HASCO"), The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.'s transfer agent, must be notified by you or your broker each time a qualifying purchase is made.

     LETTER OF INTENT Any person may qualify for a reduced sales charge on purchases of Class A and Class L shares made within a thirteen-month period pursuant to a Letter of Intent ("LOI"). Class A and Class L shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A and Class L shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all Funds of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. owned by the shareholder as described above under "Rights of Accumulation." Such value is determined based on the public offering price on the date of the LOI. During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. A LOI does not obligate the investor to buy or the Fund to sell the indicated amount of the LOI. If a Class A or Class L shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in offering price will purchase additional Class A or Class L shares for the shareholder's account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A or L Class shareholder does not within twenty days after a written request by HASCO pay such difference in sales charge, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference. Purchases based on a LOI may include holdings as described above under "Rights of Accumulation." Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824. HASCO, The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.'s transfer agent, must be notified by you or your broker each time a qualifying purchase is made.

     SYSTEMATIC WITHDRAWAL PLAN The Systematic Withdrawal Plan ("SWP") is designed to provide a convenient method of receiving fixed payments at regular intervals only from Class A shares not subject to a CDSC (except as noted below under Deferred Sales Charge) of the Fund deposited by the applicant under this SWP. The applicant must deposit or purchase for deposit shares of the Fund having a total value of not less than $5,000. Periodic checks of $50 or more will be sent to the applicant, or any person designated by him, monthly or quarterly.

     Any income dividends or capital gains distributions on shares under the SWP will be credited to the SWP account on the payment date in full and fractional shares at the net asset value per share in effect on the record date.

     SWP payments are made from the proceeds of the redemption of shares deposited in a SWP account. Redemptions are potentially taxable transactions to shareholders. To the extent that such redemptions for periodic withdrawals exceed dividend income reinvested in the SWP account, such redemptions will reduce and may ultimately exhaust the number of shares deposited in the SWP account. In addition, the amounts received by a shareholder cannot be considered as an actual yield or income on his or her investment because part of such payments may be a return of his or her capital.

     The SWP may be terminated at any time (1) by written notice to the Fund or from the Fund to the shareholder, (2) upon receipt by the Fund of appropriate evidence of the shareholder's death, or (3) when all shares under the SWP have been redeemed. The fees of the Fund for maintaining SWPs are paid by the Fund.

     SPECIAL REDEMPTIONS Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Company's directors. When the shareholder sells portfolio securities received in this fashion, he/she would incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one account.

     DEFERRED SALES CHARGE ON CLASS A, CLASS B AND CLASS C SHARES Investments in Class B and Class C shares are purchased at net asset value per share without the imposition of an initial sales charge so that the Fund will receive the full amount of the purchase payment.

     Class A shares which were purchased without a front-end sales charge and which are redeemed within eighteen months of purchase, Class B shares which are redeemed within six years of purchase, and Class C shares, which are redeemed within one year of purchase, are subject to a CDSC at the rates set forth in the prospectus as a percentage of the dollar amount subject to the CDSC. The charge is assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class A, Class B or Class C shares being redeemed. No CDSC is imposed on increases in account value above the initial purchase prices, including all shares derived from reinvestment of dividends or capital gains distributions.

     The amount of the CDSC, if any, varies depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the length of time of any payment for the purchases of Class B and Class C shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

     In determining whether a CDSC applies to a redemption, the calculation is determined in a manner that results in the lowest possible rate being charged. To determine whether a CDSC applies, the Fund redeems shares in the following order: (1) shares representing an increase over the original purchase cost, (2) shares acquired through reinvestment of dividends and capital gains distributions, (3) Class B shares held for over 6 years or Class C shares held over 1 year, and (4) Class B shares held the longest during the six-year period.

     When requesting a redemption the specified dollar amount will be redeemed from your account plus any applicable CDSC. If you do not want any additional amount withdrawn from your account please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.

     Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class A, Class B and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted, and to sell Class A shares with a 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of purchase.

     The CDSC will be waived on redemptions of Class B and Class C shares and of Class A shares that are subject to the CDSC in the following cases:

     - to make SWP payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated,


     - because of shareholder death or disability in the case of a transfer or rollover to an affiliated Hartford company only,


     - under reorganization, liquidation, merger or acquisition transactions involving other investment companies, and

     -    for retirement plans under the following circumstances:

          (1)  to return excess contributions,


          (2) hardship withdrawals as defined by the IRS as applicable to 403(b) plans,


          (3) under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

          (4) to meet minimum distribution requirements under the Internal Revenue Code,

          (5) to make "substantially equal payments" as described in Section 72(t) of the Internal Revenue Code, and


          (6) after separation from service for employer-sponsored retirement plans.


SUSPENSION OF REDEMPTIONS

     The Fund may not suspend a shareholder's right of redemption, or postpone payment for a redemption for more than seven days, unless the New York Stock Exchange (NYSE) is closed for other than customary weekends or holidays, or trading on the NYSE is restricted, or for any period during which an emergency exists as a result of which (1) disposal by the Fund of securities owned by it is not reasonably practicable, or (2) it is not reasonably practicable for the Fund to fairly determine the value of its assets, or for such other periods as the SEC may permit for the protection of investors.

                        DETERMINATION OF NET ASSET VALUE

     The net asset value of the shares of all classes of the Fund is determined by Hartford Life in the manner described in the Fund's prospectus. The Fund is closed for business and does not price its shares on the following business holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day and other holidays observed by the NYSE. Securities held by the Fund will be valued as follows: debt securities (other than short-term obligations) are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of securities. Loans generally trade in over-the-counter markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system in accordance with procedures established by the Company's board of directors. The Fund's debt investments with a maturity of 60 days or less are valued at amortized cost, which approximates market value. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. From such time until maturity, the investments are valued at amortized cost.

     Equity securities are valued at the official closing price or at the last sales price reported on principal securities exchanges (domestic or foreign) on which they are traded. If no sale took place on a particular day and in the case of certain equity securities traded over-the-counter, then such securities are valued at the mean between the bid and asked prices. For securities traded on the NASDAQ national market system, the Fund utilizes the NASDAQ Official Closing Price which compares the last trade to the bid/ask range of a security. If the last trade falls within the bid-ask range, then that price will be the closing price. If the last trade is outside the bid/ask range, and falls above the ask, the ask will be the closing price. If the last price is below the bid, the bid will be the closing price. Securities quoted in foreign currencies are translated into U.S. dollars at the prevailing exchange rates. Options are valued at the last sales price; if no sale took place on a particular day, then options are valued at the mean between the bid and asked prices. Securities for which market quotations are not readily available or are deemed unreliable and all other assets are valued in good faith at fair value by, or under guidelines established by, the Fund's boards of directors.

     Foreign securities markets may trade on days when the Fund does not compute its net asset value or may close at times that differ from the close of the NYSE. With respect to the valuation of securities principally traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund's Board, which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign exchanges but before the close of the NYSE.

     Under the amortized cost method of valuation, an instrument is valued at cost and the interest payable at maturity upon the instrument is accrued as income, on a daily basis, over the remaining life of the instrument. Neither the amount of daily income nor the net asset value is affected by unrealized appreciation or depreciation of the portfolio's investments assuming the instrument's obligation is paid in full on maturity.

     The Fund's maximum offering price per Class A share is determined by adding the maximum sales charge to the net asset value per share. Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y shares are offered at net asset value without the imposition of an initial sales charge.

                        CAPITALIZATION AND VOTING RIGHTS


     The Hartford Mutual Funds, Inc. was incorporated in Maryland on March 21, 1996. The authorized capital stock of the Company consists of 34.2 billion shares of common stock, par value $0.001 per share ("Common Stock"). The shares of Common Stock are divided into fifty-five series.


     The board of directors of the Company may reclassify authorized shares to increase or decrease the allocation of shares among the series described above or to add any new series to the Fund. The Company's board of directors is also authorized, from time to time and without further shareholder approval, to authorize additional shares and to classify and reclassify existing and new series into one or more classes. Accordingly, the directors of the Company have authorized the issuance of eight classes of shares of the Fund designated in each instance as Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y shares.

     Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the Fund and, upon liquidation or dissolution, in the net assets of the Fund remaining after satisfaction of outstanding liabilities. The shares of each series, and each class within each series, are, when issued, fully paid and non-assessable. Such shares have no preemptive or, for Class A, Class C, Class R3, Class R4, Class R5 and Class Y conversion rights and are freely transferable.

     As an investment company incorporated in Maryland, the Company is not required to hold routine annual shareholder meetings. Meetings of shareholders will be called whenever one or more of the following, among other matters, is required to be acted upon by shareholders pursuant to the 1940 Act: (1) election of directors, (2) approval of an investment management agreement or sub-advisory agreement, or (3) ratification of the selection of the Fund's independent registered public accounting firm.

     Shares of common stock have equal voting rights (regardless of the net asset value per share). Shares do not have cumulative voting rights. Accordingly, the holders of more than 50% of the shares of the Company voting for the election of directors can elect all of the directors if they choose to do so, and in such an event, the holders of the remaining shares would not be able to elect any directors. Although directors are not elected annually, shareholders have the right to remove one or more directors. When required by law, if the holders of 25% or more of the Company's outstanding shares request it in writing, a meeting of the Company's shareholders will be held to approve or disapprove the removal of director or directors.

     Matters in which the interests of all the Funds of the Company are substantially identical (such as the election of directors or the ratification of the selection of the independent registered public accounting firm) are voted on by all shareholders of the Company without regard to the separate Funds. Matters that affect all or several Funds, but where the interests of the Funds are not substantially identical (such as approval of an investment management agreement) are voted on separately by the shareholders of each Fund for their Fund. Matters that affect only one Fund (such as a change in its fundamental policies) are voted on separately for the Fund by the shareholders of that Fund. Likewise, matters that affect only one class of shares of a Fund (such as approval of a plan of distribution) are voted on separately for that class by the holders of shares of that class.

                                      TAXES


FEDERAL TAX STATUS OF THE FUND


The following discussion of the federal tax status of the Fund is a general and abbreviated summary based on tax laws and regulations in effect on the date of this SAI. Tax law is subject to change by legislative, administrative or judicial action.

     The Fund is treated as a separate taxpayer for federal income tax purposes. The Company intends for the Fund to elect to be treated as a regulated investment company under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the "Code"), and to qualify as a regulated investment company each year. If the Fund: (1) continues to qualify as a regulated investment company, and (2) distributes to its shareholders at least 90% of its investment company taxable income (including for this purpose its net ordinary investment income and net realized short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses) (the "90% distribution requirement") (which the Company intends the Fund to do), then under the provisions of Subchapter M, the Fund should have little or no income taxable to it under the Code. In particular, the Fund generally is not subject to federal income tax on the portion of its investment company taxable income and net capital gain (i.e., net long-term capital gain in excess of short-term capital loss) it distributes to shareholders (or treats as having been distributed to shareholders).

     The Fund must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of the Fund's gross income for each taxable year must be derived from dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies, as well as net income from interests in certain publicly traded partnerships; and (2) at the close of each quarter of the Fund's taxable year, (a) at least 50% of the value of the Fund's total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. Government securities and other securities which, with respect to any one issuer, do not represent more than 5% of all of the Fund's assets nor more than 10% of the outstanding voting securities of such issuer, and (b) the Fund must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of any two or more issuers that are controlled by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses, or of one or more qualified publicly traded partnerships.

     The Fund generally will endeavor to distribute (or treat as deemed distributed) to its shareholders all of its investment company taxable income and its net capital gain, if any, for each taxable year so that it will not incur federal income or excise taxes on its earnings.

     In addition, in order to avoid a 4% nondeductible federal excise tax on certain of its undistributed income, the Fund generally must distribute in a timely manner the sum of (1) 98% of its ordinary income for each calendar year,
(2) 98% of its capital gain net income
for the one-year period ending October 31 in that calendar year, and (3) any income not distributed in prior years (the "excise tax avoidance requirements").

     If for any taxable year the Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement, then all of its taxable income becomes subject to federal, and possibly state and local, income tax at regular corporate rates (without any deduction for distributions to its shareholders) and distributions to its shareholders constitute dividend income (with such dividend income including dividends derived from interest on tax-exempt obligations) to the extent of the Fund's available earnings and profits.


     Investment income received from sources within foreign countries, or capital gains earned by the Fund from investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of the Fund's assets to be invested within various countries is not now known. The Company intends that the Fund will seek to operate so as to qualify for treaty-reduced rates of tax when applicable.



     Any gains derived from short sales will generally be taxed as short-term capital gains that would be taxed to shareholders on distributions as ordinary income.


     In addition, if the Fund qualifies as a regulated investment company under the Code, and if more than 50% of the Fund's total assets at the close of the taxable year consists of securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat foreign income taxes paid by the Fund (including certain withholding taxes) that can be treated as income taxes under U.S. income tax principles as paid by its shareholders. The Fund anticipates that it may qualify for and make this election in most, but not necessarily all, of its taxable years. If the Fund makes such an election, an amount equal to the foreign income taxes paid by the Fund would be included in the income of its shareholders and the shareholders often are entitled to credit their portions of this amount against their U.S. tax liabilities, if any, or to deduct those portions from their U.S. taxable income, if any. Shortly after any year for which it makes such an election, the Fund will report to its shareholders, in writing, the amount per share of foreign tax that must be included in each shareholder's gross income and the amount that will be available as a deduction or credit. Shareholders must itemize their deductions in order to deduct foreign taxes. Certain limitations may apply that could limit the extent to which the credit or the deduction for foreign taxes may be claimed by a shareholder.

     The Fund's transactions in options contracts and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses of the Fund. These rules (1) could affect the character, amount and timing of distributions to shareholders of the Fund,
(2) could require the Fund to "mark to market" certain types of the positions in its portfolio (that is, treat them as if they were closed out) and (3) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the excise tax avoidance requirements described above. The Company seeks to monitor transactions of the Fund, seeks to make the appropriate tax elections on behalf of the Fund and seeks to make the appropriate entries in the Fund's books and records when the Fund acquires any option, futures contract or hedged investment, to mitigate the effect of these rules.

     Because Global Enhanced Dividend Fund had not commenced operations as of the date of this SAI, no information regarding capital loss carryforwards is available for these funds,

     If the Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires the Fund to recognize taxable income or gain without the concurrent receipt of cash. The Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.

     Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions which generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to the Fund's investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its annual gross income.

     If the Fund invests in certain PIKs, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the Fund elects to include market discount in current income) must accrue income on such investments prior to the receipt of the corresponding cash. However, because the Fund must meet the 90% distribution requirement to qualify as a regulated investment company, the Fund may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy the applicable distribution requirements.

     The federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and the Fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions.


SHAREHOLDER TAXATION


The following discussion of certain federal income tax issues of shareholders of the Fund is a general and abbreviated summary based on tax laws and regulations in effect on the date of this statement of additional information. Tax law is subject to change by legislative, administrative or judicial action. The following discussion relates solely to U.S. federal income tax law as applicable to U.S. taxpayers (e.g., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates). The discussion does not address special tax rules applicable to certain classes of investors, such as qualified retirement accounts or trusts, tax-exempt entities, insurance companies, banks and other financial institutions or to non-U.S. taxpayers. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of the shares of the Fund may also be subject to state and local taxes. This summary does not address any federal estate tax issues that may arise from ownership of Fund shares. Shareholders should consult their own tax advisers as to the federal, state and local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.

     In general, as described in the prospectus, distributions from the Fund are generally taxable to shareholders as ordinary income, qualified dividend income, or long-term capital gains. Distributions of the Fund's investment company taxable income (other than qualified dividend income) are taxable as ordinary income to shareholders to the extent of the Fund's current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares. Distributions from net short-term capital gains are taxable to a shareholder as ordinary income. Distributions of the Fund's net capital gain properly designated by the Fund as "capital gain dividends" are taxable to a shareholder as long-term capital gain regardless of the shareholder's holding period for his or her shares and regardless of whether paid in cash or reinvested in additional shares. Distributions, if any, in excess of earnings and profits usually constitute a return of capital, which first reduces an investor's tax basis in the Fund's shares and thereafter (after such basis is reduced to zero) generally gives rise to capital gains. Shareholders electing to receive distributions in the form of additional shares have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distribution in cash. For a summary of the tax rates applicable to capital gains, including capital gain dividends, see the discussion below.

     At the Company's option, the Company may cause the Fund to retain some or all of its net capital gain for a tax year, but may designate the retained amount as a "deemed distribution." In that case, among other consequences, the Fund pays tax on the retained amount for the benefit of its shareholders, the shareholders are required to report their share of the deemed distribution on their tax returns as if it had been distributed to them, and the shareholders may report a credit for the tax paid thereon by the Fund. The amount of the deemed distribution net of such tax is added to the shareholder's cost basis for his or her shares. Since the Company expects the Fund to pay tax on any retained net capital gain at its regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gain, the amount of tax that individual shareholders are treated as having paid will exceed the amount of tax that such shareholders would be required to pay on the retained net capital gain. A shareholder that is not subject to U.S. federal income tax or tax on long-term capital gain should be able to file a return on the appropriate form or a claim for refund that allows such shareholder to recover the taxes paid by the Fund on his or her behalf. In the event that the Company chooses this option on behalf of the Fund, the Company must provide written notice to the shareholders prior to the expiration of 60 days after the close of the relevant tax year.

     Any dividend declared by the Fund in October, November, or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, is treated as if it had been received by the shareholders on December 31 of the year in which the dividend was declared.

     An investor should consider the tax implications of buying shares just prior to a distribution. Even if the price of the shares includes the amount of the forthcoming distribution, the shareholder generally will be taxed upon receipt of the distribution and is not entitled to offset the distribution against the tax basis in his or her shares. In addition, an investor should be aware that, at the time he or she purchases shares of the Fund, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Subsequent distributions from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.



     A shareholder generally recognizes taxable gain or loss on a sale or redemption (including by exercise of the exchange privilege) of his or her shares. The amount of the gain or loss is measured by the difference between the shareholder's adjusted tax basis in his or her shares and the amount of the proceeds received in exchange for such shares. Any gain or loss arising from (or, in the case of distributions in excess of earnings and profits, treated as arising from) the sale or redemption of shares generally is a capital gain or loss if such shares are held as capital assets. This capital gain or loss normally is treated as a long-term capital gain or loss if the shareholder has held his or her shares for more than one year at the time of such sale or redemption; otherwise, it is classified as short-term capital gain or loss. If, however, a shareholder receives a capital gain dividend with respect to any share of the Fund, and if the share is sold before it has been held by the shareholder for at least six months, then any loss on the sale or exchange of the share, to the extent of the capital gain dividend, is treated as a long-term capital loss. The lower tax rates on long-term capital gains for individuals are currently scheduled to expire after 2010, at which time the maximum rate is currently scheduled to increase to 20%.


     In addition, all or a portion of any loss realized upon a taxable disposition of shares may be disallowed if other shares of the Fund are purchased (including any purchase through a reinvestment of distributions from the Fund) within 30 days before or after the disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Also, if a shareholder who incurred a sales charge on the acquisition of shares of the Fund sells his or her shares within 90 days of purchase and subsequently acquires shares of the same or another Fund of the Company on which a sales charge normally is imposed without paying such sales charge in accordance with the exchange privilege described in the prospectuses, such shareholder will not be entitled to include the amount of the sales charge in his or her basis in the shares sold for purposes of determining gain or loss. In these cases, any gain on the disposition of the shares of the Fund is increased, or loss decreased, by the amount of the sales charge paid when the shares were acquired, and that amount will increase the adjusted basis of the shares of the Fund subsequently acquired.


         In general, non-corporate shareholders currently are subject to a maximum federal income tax rate of 15% on their net long-term capital gain (the excess of net long-term capital gain over net short-term capital loss) for a taxable year (including a long-term capital gain derived from an investment in the shares) and certain qualified dividend income, while other income may be taxed at rates as high as 35%. Shareholders must satisfy a holding period of more than 60 days with respect to a distribution that is otherwise eligible to be treated as a qualified dividend during the 121-day period that begins 60 days before the ex-dividend date. The lower tax rates on qualified dividend income are currently scheduled to expire after 2010. After 2010, such amounts would be taxed at ordinary income rates in the absence of further congressional action. Corporate taxpayers currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Tax rates imposed by states and local jurisdictions on capital gain and ordinary income may differ. Non-corporate shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate shareholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.



     The Fund's ordinary income dividends from domestic corporations may, if certain conditions are met, qualify for the dividends received deduction for corporate shareholders to the extent that the Fund has received qualifying dividend income during the taxable year; capital gain dividends distributed by the Fund are not eligible for the dividends received deduction. The dividends received deduction is reduced to the extent that the shares held by the Fund are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of the Fund are deemed to have been held by the Fund or a shareholder, as the case may be, for less than 46 days during the 91-day period that begins 45 days before the stock becomes ex-dividend.


     The Fund sends to each of its shareholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such shareholder's taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year's distributions generally is reported to the IRS. Distributions may also be subject to additional state, local, and foreign taxes depending on a shareholder's particular situation.


     Dividends paid by the Fund to a non-U.S. shareholder generally are subject to U.S. withholding tax at a rate of 30% (unless the tax is reduced or eliminated by an applicable treaty). The ownership of Fund shares by a non-U.S. investor may be subject to U.S. estate tax.

     The Fund may be required to withhold U.S. federal income tax at a rate of 28% ("backup withholding") from all taxable distributions payable to (1) any shareholder who fails to furnish the applicable Company with its correct taxpayer identification number or a certificate that the shareholder is exempt from backup withholding, and (2) any shareholder with respect to whom the IRS notifies the Company that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual's taxpayer identification number is his or her social security number. The 28% backup withholding tax is not an additional tax and may be credited against a taxpayer's regular federal income tax liability.

                              PRINCIPAL UNDERWRITER

     HIFSCO, the investment manager of each Fund, also serves as the principal underwriter. HIFSCO is located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

                                    CUSTODIAN

     Portfolio securities of the Fund are held pursuant to a separate Custody Agreement between the Company and State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.

                                 TRANSFER AGENT

     Hartford Administrative Services Company ("HASCO"), 500 Bielenberg Drive, Woodbury, Minnesota 55125, is the transfer agent for the Fund. As transfer agent, HASCO, among other things, receives and processes purchase and redemption orders, effects transfers of shares, prepares and transmits payments for dividends and distributions, and maintains records of account. For its services, HASCO is paid a fee based on assets or number of accounts, depending on the class of shares.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The audited financial statements and the financial highlights appearing in the annual report will be audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. The principal business address of Ernst &Young LLP is 220 South Sixth Street, Suite 1400, Minneapolis, MN 55402.

                                OTHER INFORMATION

     The Hartford has granted the Company the right to use the name, "The Hartford" or "Hartford", and has reserved the right to withdraw its consent to the use of such name by the Company and the Fund at any time, or to grant the use of such name to any other company.

                                 CODE OF ETHICS


     The Fund, HIFSCO and the sub-adviser has each adopted a code of ethics designed to protect the interests of the Fund's shareholders. Under each code of ethics, investment personnel are permitted to trade securities for their own account, including securities that may be purchased or held by the Fund, subject to certain restrictions. Each code of ethics has been filed with the SEC and may be viewed by the public.

                              FINANCIAL STATEMENTS

     The Company's audited financial statements, together with the notes thereto, and report of Ernst & Young LLP, the Company's independent registered public accounting firm, will be available in the Fund's annual report once the Fund has completed its first annual period.

                      PROXY VOTING POLICIES AND PROCEDURES

The Board of Directors believes that the voting of proxies with respect to securities held by the Fund is an important element of the overall investment process. The Fund has delegated the responsibility to vote such proxies to the Fund's investment manager subject to the continuing oversight of the Board of Directors. The investment manager has delegated to the sub-adviser the responsibility to vote proxies. The sub-adviser has a duty to vote or not vote such proxies in the best interests of the Fund and its shareholders, and to avoid the influence of conflicts of interest.

The policies and procedures used by the investment manager and the sub-adviser to determine how to vote certain proxies relating to portfolio securities are described below. In addition to a summary description of such policies and procedures, included below are descriptions of how such policies and procedures apply to various topics. However, the following are descriptions only and more complete information should be obtained by reviewing the sub-adviser's policies and procedures, as well as, the Fund's voting records. For a complete copy of each sub-adviser's proxy voting policies and procedures, as well as any separate guidelines it utilizes, please refer to www.hartfordinvestor.com/mutualfunds/proxyvotingpolicies.

                     HARTFORD INVESTMENT MANAGEMENT COMPANY

The Fund for which Hartford Investment Management Company ("Hartford Investment Management") serves as sub-adviser has granted to Hartford Investment Management the authority to vote proxies on its behalf with respect to the assets managed by Hartford Investment Management. Hartford Investment Management votes proxies in what it believes are the best economic interests of its clients and in accordance with its Proxy Policies and Procedures. Hartford Investment Management's Proxy Committee is responsible for the review and approval of the Hartford Investment Management's Proxy Policies and Procedures. Day-to-day administration of the proxy voting process at Hartford Investment Management is the responsibility of the portfolio manager of the relevant client account. Although Hartford Investment Management has established its own Proxy Guidelines setting forth general guidelines for voting proxies, Hartford Investment Management personnel evaluate all proxies and vote proxies based on their assessment of the merits of each proposal. Absent a material conflict of interest, the applicable portfolio manager has the authority to determine the final vote for securities held in the account for which he or she serves as the designated manager.

Hartford Investment Management votes proxies solicited by an investment company in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting).

Hartford Investment Management maintains procedures designed to identify and address material conflicts of interest in voting proxies. Proxy votes for which an apparent conflict of interest is identified are reviewed by the Proxy Committee to resolve the conflict and direct the vote.

Hartford Investment Management may be unable to vote or may determine not to vote a proxy on behalf of the Fund due to, for example, the existence of securities lending arrangements, lack of adequate information, and untimely receipt of proxy materials.

In order to facilitate the proxy voting process, Hartford Investment Management has retained Glass Lewis & Company ("Glass Lewis") as experts in the proxy voting and corporate governance area. Glass Lewis specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include in-depth research, analysis and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While Hartford Investment Management will rely upon Glass Lewis research and recommendations in voting proxies (and will often follow such recommendations), Hartford Investment Management may deviate from Glass Lewis's recommendations on general policy issues or specific proxy proposals.

Glass Lewis provides comprehensive summaries of proxy proposals, publications discussing key proxy voting issues and specific vote recommendations regarding portfolio company proxies to assist in the proxy research process. Upon request, portfolio managers may receive any or all of the above-mentioned research materials to assist in the vote determination process. The final authority and responsibility for proxy voting decisions remains with Hartford Investment Management.

MATERIAL CONFLICT OF INTEREST IDENTIFICATION AND RESOLUTION PROCESSES

Hartford Investment Management's functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. The portfolio manager or his or her designee reviews each proxy to assess the extent to which there may be a potential conflict of interest. Some of these potential conflicts of interest may include:

     - The issuer that is soliciting Hartford Investment Management's proxy vote is also a client of Hartford Investment Management or an affiliate;

     - A Hartford Investment Management employee has acquired non-public information about an issuer that is soliciting proxies;

     - A Hartford Investment Management employee has a business or personal relationship with, or financial interest in, the issuer or officer or Board member of the issuer; and

     - A Hartford Investment Management employee is contacted by management or board member of a company regarding an upcoming proxy vote.

All personnel are required to contact Investment Compliance about any apparent conflicts of interest, including apparent conflicts of interest involving personal relationships. In cases of apparent conflicts of interest, the proxy will be voted according to the recommendations set forth by Glass Lewis. Should Investment Compliance believe other considerations should be taken into account for a particular proxy with an apparent conflict of interest, the Proxy Committee will be consulted to review such potential conflict and the special considerations raised by Investment Compliance. The Proxy Committee will then resolve the conflict and direct the vote. In order to avoid even the appearance of impropriety, the Proxy Committee will not take Hartford Investment Management's relationship with a company into account, and will vote the company's proxies in the best interest of Hartford Investment Management's clients, in accordance with the Proxy Voting Policies and Procedures. Any Proxy Committee member who is himself or herself subject to the identified conflict will not participate in the Proxy Committee's proxy voting activities regarding and any discussions of the particular proxy, including the decision on whether and how to vote the proxy in question. Investment Compliance will record and maintain minutes for the Proxy Committee meetings to document the factors that were considered to evidence that there was a reasonable basis for the Proxy Committee's decision.

SITUATIONS IN WHICH HARTFORD INVESTMENT MANAGEMENT MAY NOT VOTE PROXIES

In certain instances, Hartford Investment Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered:

     - Securities Lending - Hartford Investment Management's mutual funds and third party (client) accounts may have a securities lending agent. In this case, Hartford Investment Management may be unable to vote proxies when the underlying securities have been lent out pursuant to such securities lending program. In general, Hartford Investment Management does not know when securities have been lent out and are therefore unavailable to be voted.

     - Lack of Adequate Information or Untimely Receipt of Proxy - Hartford Investment Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines.

GLASS LEWIS PROXY VOTING GUIDELINES SUMMARY

ANTI-TAKEOVER MEASURES

          Poison Pills (Shareholder Rights Plans). Typically Glass Lewis recommends that shareholders vote against these plans to protect their financial interests and ensure that they have the opportunity to consider any offer for their shares, especially those at a premium. In certain limited circumstances, Glass Lewis will support a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what Glass Lewis believes to be a reasonable 'qualifying offer' clause.

          Right of Shareholders to Call a Special Meeting. In order to prevent abuse and waste of corporate resources by a minority of shareholders, Glass Lewis believes that such rights should be limited to a minimum threshold of at least 15% of the shareholders requesting such a meeting. However, when proposals are presented to allow shareholders the opportunity to call special meetings that do not specify a minimum threshold, Glass Lewis will support them because the possible abuse of the right to call shareholder meetings is outweighed by the benefit to shareholders of having that right.

          Shareholder Action by Written Consent. In order to prevent abuse and waste of corporate resources by a minority of shareholders, Glass Lewis believes that such rights should be limited to a minimum threshold of at least 15% of the shareholders requesting action by written consent. However, when proposals are presented to allow shareholders the opportunity to act by written consent without specifying a minimum threshold, Glass Lewis will support them based on the belief that shareholders are better off with this right than without it, and because the possible abuse of the right to act by written consent is outweighed by the benefit to shareholders of having that right.

          Advance Notice Requirements for Shareholder Ballot Proposals. Glass Lewis typically recommends that shareholders vote against these proposals.

          Cumulative Voting. Glass Lewis reviews these proposals on a case-by-case basis factoring in the independence of the board and the status of the company's governance structure. However, Glass Lewis typically finds that these proposals are on ballots at companies where independence is lacking and where the appropriate checks and balances that favor shareholders are not in place. In those instances Glass Lewis typically recommends in favor of cumulative voting.

          Supermajority Vote Requirements. Glass Lewis believes that supermajority vote requirements act as impediments to shareholder action on ballot items that are critical to shareholder interests.

ELECTION OF DIRECTORS

          Voting Recommendation on the Basis of Independence: Glass Lewis looks at each director nominee and examines his or her relationships with the company, the company's executives and with other directors. The purpose of this inquiry is to determine whether pre-existing personal, familial or financial relationships (apart from compensation as a director) are likely to impact the decisions of that director. Glass Lewis believes the existence of personal, familial or financial relationships makes it difficult for a director to put the interests of the shareholders whom she is elected to serve above her own interests or those of the related party. Glass Lewis also believes that a director who owns more than 20% of a company can exert disproportionate influence on the board and, in particular, the audit committee.

In general, Glass Lewis feels that a board will be most effective in protecting shareholders' interests if at least two-thirds of the members of the board should consist of independent directors. In the event that more than one third of the members are affiliated or inside directors, Glass Lewis typically(1) recommends withholding votes from some of the inside and/or affiliated directors in order to satisfy the two-thirds threshold it believes is appropriate.

Glass Lewis believes that only independent directors should serve on a company's audit, compensation, nominating and governance committees.(2) Glass Lewis typically recommends that shareholders withhold their votes for any affiliated or inside director seeking appointment to an audit, compensation, nominating or governance committee or who has served in that capacity in the past year.

          Voting Recommendation on the Basis of Performance: Glass Lewis disfavors directors who have a track record of poor performance in fulfilling their responsibilities to shareholders at any company where they have held a board or executive position. See full guidelines for criteria.

          Voting Recommendation on the Basis of Experience: Glass Lewis typically recommends that shareholders withhold votes from directors who have served on boards or as executives of companies with track records of poor performance, overcompensation, audit or accounting related issues and/or other indicators of mismanagement or actions against the interests of shareholders.

          Voting Recommendation on the Basis of Other Considerations: Glass Lewis recommends shareholders withhold votes from certain types of affiliated or inside directors under nearly all circumstances.

APPOINTMENT OF AUDITORS

----------
(1) In the case of a staggered board, if the affiliates or insiders that we believe should not be on the board are not standing for election, Glass Lewis will express our concern regarding those directors, but Glass Lewis will not recommend withholding from the affiliates or insiders who are up for election just to achieve two-thirds independence.

(2) Glass Lewis will recommend withholding votes from any member of the audit committee who owns 20% or more of the company's stock and Glass Lewis believes that there should be a maximum of one director (or no directors if the committee is comprised of less than three directors) who owns 20% or more of the company's stock on the compensation, nominating and governance committees.

     Glass Lewis generally supports management's recommendation regarding the selection of an auditor except in cases where Glass Lewis believes the independence of an auditor or the integrity of the audit has been compromised. Where the board has not allowed shareholders to exercise their right and responsibility to review and ratify the auditor, Glass Lewis typically recommends withholding votes from the chairman of the audit committee of the board and when there have been material restatements of annual financial statements or material weakness in internal controls reported, from the entire audit committee.

Glass Lewis typically supports audit related proposals regarding mandatory auditor rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years).

CHANGES TO CAPITAL STRUCTURE

When analyzing a request for additional shares, Glass Lewis typically reviews four common reasons why a company might need additional capital stock beyond what is currently available:

     - Stock Split - Glass Lewis typically considers three metrics when evaluating whether Glass Lewis thinks a stock split is likely or necessary. First, Glass Lewis looks at the historical stock pre-split price, if any. Second, Glass Lewis considers the current share price relative to the price in the prior 52 weeks to assess the current price relative to the Company's most common trading price over that period. Finally, Glass Lewis considers some absolute limits on stock price that in Glass Lewis' view either always make a stock split appropriate if desired by management or conversely would almost never be a reasonable price at which to split a stock.

     - Shareholder Defenses - Additional authorized shares could be used to bolster the efficacy of takeover defenses such as a "poison pill." The fact that the additional shares could be used to defend or discourage a hostile takeover is often discussed as a reason for a requested increase in the proxy. Glass Lewis is typically against such defenses and, therefore, will oppose actions intended to increase the efficacy of such defenses.

     - Financing for Acquisitions - Glass Lewis looks to see whether the company has a history of using stock for acquisitions and attempts to determine what levels of stock have typically been required to accomplish such transactions. Likewise, Glass Lewis looks to see whether this is discussed as a reason for additional shares in the proxy.

     - Financing for Operations - Glass Lewis reviews the company's cash position and its ability to secure financing through borrowing or other means. Glass Lewis looks at the company's history of capitalization and whether or not the company has had to use stock in the recent past as a means of raising capital.

Issuing additional shares can dilute existing holders in limited circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, where Glass Lewis finds that the company has not detailed a plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, Glass Lewis typically recommends against the authorization of additional shares. While Glass Lewis thinks that having adequate shares to allow management to make quick decisions and effectively operate the business is critical, Glass Lewis prefers that, for significant transactions, management come to shareholders to justify their use of additional shares rather than providing a blank check in the form of a large pool of unallocated shares available for any purpose.

EQUITY BASED COMPENSATION PLANS

Glass Lewis evaluates option and other equity-based compensation plans with a detailed model and analyst review. Glass Lewis believes that equity compensation awards are a useful tool, when not abused, for retaining and incentivizing employees to engage in conduct that will improve the performance of the Company.

Glass Lewis' analysis is quantitative and focused on the cost of the plan as compared to the operating metrics of the business. Glass Lewis runs twenty different analyses, comparing the program with both absolute limits Glass Lewis believes are key to equity value creation and with a carefully chosen peer group. In general, Glass Lewis' model seeks to determine whether the proposed plan is either absolutely excessive or is more than one standard deviation away from the average plan for the peer group on a range of criteria, including dilution to shareholders and the projected annual cost relative to the company's financial performance. Each of the twenty analyses (and their constituent parts) is weighted and the plan is scored in accordance with that weight.

          Option Exchanges. Glass Lewis views option repricing plans and option exchange programs with great skepticism. Shareholders have substantial risk in owning stock and, as a general matter, Glass Lewis believes that the employees, officers and directors that receive stock options should be similarly situated to align interests optimally.

          Performance Based Options. Glass Lewis believes in performance-based equity compensation plans for senior executives. Glass Lewis feels that executives should be compensated with equity when their performance and that of the company warrants such rewards. While Glass Lewis does not believe that equity-based compensation plans for all employees need to be based on overall company performance, Glass Lewis does support such limitations for grants to senior executives (although some equity-based compensation of senior executives without performance criteria is acceptable, such as in the case of moderate incentive grants made in an initial offer of employment or in emerging industries). Glass Lewis generally recommends that shareholders vote in favor of performance based option requirements.

          Linking Pay with Performance. Glass Lewis strongly believes that executive compensation should be linked directly with the performance of the business the executive is charged with managing. Glass Lewis has a proprietary pay-for-performance model that evaluates compensation of the top five executives at every company in the Russell 3000. Glass Lewis' model benchmarks the compensation of these executives compared with their performance using three peer groups for each company: an industry peer group, a smaller sector peer group and a geographic peer group. Using a forced curve and a school letter-grade system, Glass Lewis ranks companies according to their pay-for-performance. Glass Lewis uses this analysis to inform Glass Lewis' voting decisions on each of the compensation issues that arise on the ballot. Likewise, Glass Lewis uses this analysis in Glass Lewis' evaluation of the compensation committee's performance.

          162(m) Plans. Section 162(m) of the Internal Revenue Code allows companies to deduct compensation in excess of $1 million for the CEO and the next four most highly compensated executive officers upon shareholder approval of the excess compensation. Glass Lewis recognizes the value of executive incentive programs and the tax benefit of shareholder-approved incentive plans. Glass Lewis believes the best practice for companies is to provide reasonable disclosure to shareholders so that they can make sound judgments about the reasonableness of the proposed compensation plan. To allow for meaningful shareholder review, they prefer that the proposals include: specific performance goals, a maximum award pool, and a maximum award amount per employee. They also believe it is important to analyze the estimated grants to see if they are reasonable and in line with the company's peers. Glass Lewis typically recommends against a 162(m) plan where: a company fails to provide at least a list of performance targets; a company fails to provide one of either a total pool or an individual maximum; or the proposed plan is excessive when compared with the plans of the company's peers. However, where a company has a record of reasonable pay relative to business performance, Glass Lewis is not typically inclined to recommend against a plan even if the plan caps seem large relative to peers because they recognize the value in special pay arrangements for continued exceptional performance.

          Director Compensation Plans. Glass Lewis believes that non-employee directors should receive compensation for the time and effort they spend serving on the board and its committees. In particular, Glass Lewis supports compensation plans that include option grants or other equity-based awards, which help to align the interests of outside directors with those of shareholders. Director fees should be competitive in order to retain and attract qualified individuals. However, excessive fees represent a financial cost to the company and threaten to compromise the objectivity and independence of non-employee directors. Therefore, a balance is required.

          Limits on Executive Compensation. As a general rule, Glass Lewis believes that shareholders should not be involved in setting executive compensation. Such matters should be left to the board's compensation committee. Glass Lewis views the election of compensation committee members as the appropriate mechanism for shareholders to express their disapproval or support of board policy on this issue. Further, Glass Lewis believes that companies whose pay-for-performance is in line with its peers should be able to compensate their executives in a manner that drives growth and profit without destroying ethical values, giving consideration to their peers' comparable size and performance. However, Glass Lewis favors performance-based compensation as an effective means of motivating executives to act in the best interests of shareholders. Performance-based compensation may be limited if a CEO's pay is capped at a low level rather than flexibly tied to the performance of the Company.

          Limits on Executive Stock Options. Glass Lewis typically recommends that Glass Lewis' clients oppose caps on executive stock options.

          Linking Pay to Social Criteria. Glass Lewis believes that ethical behavior is an important component of executive performance and should be taken into account when evaluating performance and determining compensation. Glass Lewis also believes, however, that the board and specifically its compensation committee are in the best position to set policy on management compensation. Shareholders can hold the board's compensation committee accountable for the compensation awarded through the election of directors.

          Full Disclosure of Executive Compensation. Glass Lewis believes that complete, timely and transparent disclosure of information regarding compensation is critical to allowing shareholders to evaluate the extent to which a company's pay is keeping pace with its performance. However, Glass Lewis is concerned when a proposal goes too far in the level of detail that it requests for executives other than the most high-ranking leaders of the company. While Glass Lewis is in favor of full disclosure for senior executives and Glass Lewis views information about compensation at the aggregate level (e.g. number of employees being paid over a certain amount or in certain categories) potentially very useful, Glass Lewis does not believe that shareholders need or will benefit from detailed reports about individual management employees other than the most senior executives.

SOCIAL AND CORPORATE RESPONSIBILITY

Glass Lewis believes that disclosure regarding how a company uses its funds is an important component of corporate accountability to shareholders. Some campaign contributions are heavily regulated by federal, state and local laws. Most jurisdictions have detailed disclosure laws so that information on some contributions is publicly available. Other than where a company does not adequately disclose information about its contributions to shareholders or where a company has a history of abuse in the donation process, Glass Lewis believes that the mechanism for disclosure and the standards for giving are best left to the board. However, Glass Lewis will consider supporting shareholder proposals seeking greater disclosures of political giving if in cases where additional company disclosure is nonexistent or limited and there is some evidence or credible allegation that the company is mismanaging corporate funds through political donations or has a record of doing so.

Glass Lewis believes that labor and human resource policies are typically best left to management and the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. It is Glass Lewis' opinion that management is in the best position to determine appropriate practices in the context of its business. Glass Lewis will hold directors accountable for company decisions related to labor and employment issues. However, in situations where there is clear evidence of practices resulting in significant economic exposure to the company, Glass Lewis will support shareholders proposals that seek to address labor policies.

          Non-Discrimination Policies. Glass Lewis believes that human resource policies are best left to management and the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. Management is in the best position to determine which policies will promote the interests of the firm across its various businesses. Board members are accountable to shareholders for the decisions they make about these issues when they face re-election.

          Military and US Government Business Policies. Glass Lewis believes that disclosure to shareholders of information on key company endeavors is important. However, Glass Lewis generally does not support resolutions that call for shareholder approval of policy statements for or against government programs that are subject to thorough review by the Federal Government and elected officials at the national level.

          Foreign Government Business Policies. Glass Lewis believes that worldwide business policies are best left to management and the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. Glass Lewis believes that board members can be held accountable for these issues when they face re-election.

          Environmental Policies. Glass Lewis believes that when management and the board have displayed disregard for environmental risks, have engaged in egregious or illegal conduct, or have failed to adequately respond to current or imminent environmental risks that threaten shareholder value, board members should be held accountable when they face reelection. They believe that part of the board's role is to ensure that management conducts a complete risk analysis of company operations, including those that have environmental implications, and that directors should monitor management's performance in mitigating the environmental risks attendant with relevant operations in order to eliminate or minimize the risks to the company and shareholders. Glass Lewis may recommend that votes be withheld from responsible members of the governance committee when a substantial environmental risk has been ignored or inadequately addressed, and may in some cases recommend that votes be withheld from all directors who were on the board when the substantial risk arose, was ignored or was not mitigated.

                                   APPENDIX A

     The rating information which follows describes how the rating services mentioned presently rate the described securities. No reliance is made upon the rating firms as "experts" as that term is defined for securities purposes. Rather, reliance on this information is on the basis that such ratings have become generally accepted in the investment business.

RATING OF BONDS

     MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever earning any real investment standing.

     STANDARD AND POOR'S CORPORATION ("STANDARD & POOR'S")

     AAA - Bonds rated AAA are the highest grade obligations. Capacity to pay interest and repay principal is extremely strong.

     AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from AAA issues only in small degree.

     A - Bonds rated A have a very strong capacity to pay interest and repay principal although they are somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in the highest rated categories.

     BBB - Bonds rated BBB and regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category then in higher rated categories.

     BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC, and C is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

RATING OF COMMERCIAL PAPER

     MOODY'S

     Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

     -    Leading market positions in well-established industries.

     -    High rates of return on funds employed.

     - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

     - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     - Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.

     STANDARD & POOR'S

     The relative strength or weakness of the following factors determines whether the issuer's commercial paper is rated A-1 or A-2.

     -    Liquidity ratios are adequate to meet cash requirements.

Liquidity ratios are basically as follows, broken down by the type of issuer:

          Industrial Company: acid test ratio, cash flow as a percent of current liabilities, short-term debt as a percent of current liabilities, short-term debt as a percent of current assets.

          Utility: current liabilities as a percent of revenues, cash flow as a percent of current liabilities, short-term debt as a percent of capitalization.

          Finance Company: current ratio, current liabilities as a percent of net receivables, current liabilities as a percent of total liabilities.

     - The long-term senior debt rating is "A" or better; in some instances "BBB" credits may be allowed if other factors outweigh the "BBB".

     - The issuer has access to at least two additional channels of borrowing.

     - Basic earnings and cash flow have an upward trend with allowances made for unusual circumstances.

     - Typically, the issuer's industry is well established and the issuer has a strong position within its industry.

     -    The reliability and quality of management are unquestioned.

RATING OF TAX EXEMPT BONDS

     STANDARD & POOR'S RATINGS SERVICES. Its ratings for municipal debt have the following definitions:

     Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree.

     Debt rated "A" has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     Debt rated "BB", "B", "CCC" and "CC" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

     Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB" rating.

     Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used to debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

     The rating "CC" is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

     The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     The rating "CI" is reserved for income bonds on which no interest is being paid.

     Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

     "NR" indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

     BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, A, BBB, commonly known as "Investment Grade" ratings) are generally regarded as eligible for bank investment. In addition, the legal investment laws of various states impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries generally.

     MOODY'S INVESTORS SERVICE, INC.: Its ratings for municipal bonds include the following:

     Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Bonds which are rated "Aa" are judged to be of high qualify by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make long-term risk appear somewhat larger than in Aaa securities.

     Bonds which are rated "A" possess many favorable attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     Bonds which are rated "C" are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

RATING OF MUNICIPAL NOTES AND OTHER SHORT-TERM LOANS

     STANDARD & POOR'S RATINGS SERVICES. A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

     Note rating symbols are as follows:

     SP-1 - Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

     SP-2 - Satisfactory capacity to pay principal and interest.

     SP-3 - Speculative capacity to pay principal and interest.

     MOODY'S INVESTORS SERVICES. Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk may be less important over the short run. In the case of variable rate demand obligations, two ratings are assigned: one representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other representing an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of variable rate demand obligations is designated as VMIG. Moody's ratings for short-term loans have the following definitions:

     MIG-1/VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

     MIG-2/VMIG-2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

     MIG-3/VMIG-3. This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     MIG-4/VMIG-4. This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

RATING OF TAX-EXEMPT DEMAND BONDS

     Standard & Poor's assigns "dual" ratings to all long-term debt issues that have as part of their provisions a demand or double feature.

     The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are used to denote the put option (for example, "AAA/A-1+"). For the newer "demand notes", Standard & Poor's note rating symbols, combined with the commercial paper symbols, are used (for example, "SP-1+/A-1+").

INTERNATIONAL LONG-TERM CREDIT RATINGS

     FITCH, INC.

     The following ratings scale applies to foreign currency and local currency ratings.

INVESTMENT GRADE

     AAA

     Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     AA

     Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     A

     High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     BBB

     Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SPECULATIVE GRADE

     BB

     Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     B

     Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     CCC, CC, C

     High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

     DDD, DD, D

     Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50% - 90% and "D" the lowest recovery potential, i.e., below 50%.

     Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect of repaying all obligations.

INTERNATIONAL SHORT-TERM CREDIT RATINGS

     FITCH, INC.

     The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for US public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

     F1

     Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

     F2

     Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     F3

     Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

     B

     Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

     C

     High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

     D

     Default. Denotes actual or imminent payment default.

NOTES TO LONG-TERM AND SHORT-TERM RATINGS: "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" Long-term rating category, to categories below "CCC", or to Short-term ratings other than "F1".

"NR" indicates that Fitch Ratings does not rate the issuer or issue in question.

"Withdrawn": A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Overlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

                                     PART C

                                OTHER INFORMATION

Item 23.   Exhibits

a.(i) Articles of Incorporation dated March 19, 1996 (incorporated by reference to Initial Registration Statement filed on April 9,
              1996)

a.(ii) Articles Supplementary dated August 30, 2002 (incorporated by reference to Post-Effective Amendment No. 23 to Registration Statement on Form N-1A (File No. 333-02381) filed on October 25,
              2002)

a.(iii) Articles Supplementary dated September 12, 2002 (incorporated by reference to Post-Effective Amendment No. 23 to Registration Statement on Form N-1A (File No. 333-02381) filed on October 25,
              2002)

a.(iv) Articles of Amendment to the Articles of Incorporation (incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 16, 2002)

a.(v) Articles Supplementary dated June 10, 2003 (incorporated by reference to Post-Effective Amendment No. 27 to Registration Statement on Form N-1A (File No. 333-02381) filed on August 19,
              2003)

a.(vi) Articles of Amendment dated June 10, 2003 (incorporated by reference to Post-Effective Amendment No. 27 to Registration Statement on Form N-1A (File No. 333-02381) filed on August 19,
              2003)

a.(vii) Articles Supplementary dated August 26, 2003 (incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 15,
              2003)

a.(viii) Articles Supplementary dated March 10, 2004 (incorporated by reference to Post-Effective Amendment No. 35 to Registration Statement on Form N-1A (File No. 333-02381) filed on May 19, 2004)

a.(ix) Articles Supplementary dated August 19, 2004 (incorporated by reference to Post-Effective Amendment No. 37 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 23,
              2004)

a.(x) Articles Supplementary dated February 3, 2005 (incorporated by reference to Post-Effective Amendment No. 39 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 11,
              2005)
a.(xi) Articles Supplementary dated June 28, 2005 (incorporated by reference to Post-Effective Amendment No. 42 to Registration Statement on Form N-1A (File No. 333-02381) filed on July 15,
              2005)

a.(xii) Articles Supplementary dated April 11, 2006 (incorporated by reference to Post-Effective Amendment No. 48 to Registration Statement on Form N-1A (File No. 333-02381) filed on May 17, 2006)

a.(xiii) Articles Supplementary dated June 14, 2006 (incorporated by reference to Post-Effective Amendment No. 50 filed to Registration Statement on Form N-1A (File No. 333-02381) on July 31, 2006)

a.(xiv) Articles Supplementary dated October 25, 2006 (incorporated by reference to Post-Effective Amendment No. 54 to Registration Statement on Form N-1A (File No. 333-02381) filed on November 29,
              2006)

a.(xv) Articles Supplementary dated February 27, 2007 (incorporated by reference to Post-Effective Amendment No. 59 to Registration Statement on Form N-1A (File No. 333-02381) filed on May 30, 2007)

a.(xvi) Articles Supplementary dated May 25, 2007 (incorporated by reference to Post-Effective Amendment No. 62 to Registration Statement on Form N-1A (File No. 333-02381) filed on September 14,
              2007)

a.(xvii) Articles of Amendment dated May 25, 2007 (incorporated by reference to Post-Effective Amendment No. 62 to Registration Statement on Form N-1A (File No. 333-02381) filed on September 14,
              2007)

a.(xviii)     Articles of Amendment dated May 25, 2007 (incorporated by
              reference to Post-Effective Amendment No. 62 to Registration
              Statement on Form N-1A (File No. 333-02381) filed on September 14,
              2007)

a.(xix) Articles Supplementary dated August 15, 2007 (incorporated by reference to Post-Effective Amendment No. 61 to Registration Statement on Form N-1A (File No. 333-02381) filed on August 30,
              2007)

a.(xx) Articles of Amendment dated August 15, 2007 (incorporated by reference to Post-Effective Amendment No. 61 to Registration Statement on Form N-1A (File No. 333-02381) filed on August 30,
              2007)

a.(xxi) Articles of Amendment dated August 15, 2007 (incorporated by reference to Post-Effective Amendment No. 61 to Registration Statement on Form N-1A (File No. 333-02381) filed on August 30,
              2007)

a.(xxii)      Articles Supplementary dated September 14, 2007 (filed herewith)

b. By-Laws adopted January 24, 1996, last amended May 13, 2003 (incorporated by reference to Post-Effective Amendment No. 27 to Registration Statement on Form N-1A (File No. 333-02381) filed on August 19, 2003)

c.            Not Applicable

d.(i) Investment Management Agreement with Hartford Investment Financial Services Company dated March 3, 1997 (incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-1A (File No. 333-02381) filed on June 20, 1997)

d.(ii) Amendment No. 1 to Investment Management Agreement (incorporated by reference to Post-Effective Amendment No. 25 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28,
              2003)

d.(iii) Amendment No. 2 to Investment Management Agreement (incorporated by reference to Post-Effective Amendment No. 25 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28,
              2003)

d.(iv) Amendment No. 3 to Investment Management Agreement (incorporated by reference to Post-Effective Amendment No. 25 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28,
              2003)

d.(v) Amendment No. 4 to Investment Management Agreement (incorporated by reference to Post-Effective Amendment No. 25 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28,
              2003)

d.(vi) Amendment No. 5 to Investment Management Agreement (incorporated by reference to Post-Effective Amendment No. 25 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28,
              2003)

d.(vii) Amendment No. 6 to Investment Management Agreement (incorporated by reference to Post-Effective Amendment No. 25 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28,
              2003)

d.(viii) Amendment No. 7 to Investment Management Agreement (incorporated by reference to Post-Effective Amendment No. 25 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28,
              2003)
d.(ix) Amendment No. 8 to Investment Management Agreement (incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 15,
              2003)

d.(x) Amendment No. 9 to Investment Management Agreement (incorporated by reference to Post-Effective Amendment No. 39 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 11,
              2005)

d.(xi) Amendment No. 10 to Investment Management Agreement (incorporated by reference to Post-Effective Amendment No. 39 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 11,
              2005)

d.(xii) Amendment No. 11 to Investment Management Agreement (incorporated by reference to Post-Effective Amendment No. 41 to Registration Statement on Form N-1A (File No. 333-02381) filed on April 29,
              2005)

d.(xiii) Amendment No. 12 to Investment Management Agreement (incorporated by reference to Post-Effective Amendment No. 44 to Registration Statement on Form N-1A (File No. 333-02381) filed on September 29,
              2005)

d.(xiv) Amendment No. 13 to Investment Management Agreement (incorporated by reference to Post-Effective Amendment No. 48 to Registration Statement on Form N-1A (File No. 333-02381) filed on May 17, 2006)

d.(xv) Amendment No. 14 to Investment Management Agreement (incorporated by reference to Post-Effective Amendment No. 50 to Registration Statement on Form N-1A (File No. 333-02381) filed on July 31,
              2006)

d.(xvi) Amendment No. 15 to Investment Management Agreement (incorporated by reference to Post-Effective Amendment No. 50 to Registration Statement on Form N-1A (File No. 333-02381) filed on July 31,
              2006)

d.(xvii) Amendment No. 16 to Investment Management Agreement (incorporated by reference to Post-Effective Amendment No. 59 to Registration Statement on Form N-1A (File No. 333-02381) filed on May 30, 2007)

d.(xviii)     Amendment No. 17 to Investment Management Agreement (incorporated by reference to Post-Effective Amendment No. 59 to Registration
              Statement on Form N-1A (File No. 333-02381) filed on May 30, 2007)
d.(xix)       Amendment No. 18 to Investment Management Agreement (incorporated by reference to Post-Effective Amendment No. 59 to Registration
              Statement on Form N-1A (File No. 333-02381) filed on May 30, 2007)

d.(xx) Amendment No. 19 to Investment Management Agreement (incorporated by reference to Post-Effective Amendment No. 59 to Registration Statement on Form N-1A (File No. 333-02381) filed on May 30, 2007)

d.(xxi) Amendment No. 20 to Investment Management Agreement (filed herewith)

d.(xxii) Investment Sub-Advisory Agreement with Wellington Management Company, LLP dated March 3, 1997 (incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-1A (File No. 333-02381) filed on June 20, 1997)

d.(xxiii)     Amendment No. 1 to Investment Sub-Advisory Agreement with
              Wellington Management Company, LLP (incorporated by reference to
              Post-Effective Amendment No. 25 to Registration Statement on Form
              N-1A (File No. 333-02381) filed on February 28, 2003)

d.(xxiv) Amendment No. 2 to Investment Sub-Advisory Agreement with Wellington Management Company, LLP (incorporated by reference to Post-Effective Amendment No. 25 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2003)

d.(xxv) Amendment No. 3 to Investment Sub-Advisory Agreement with Wellington Management Company, LLP (incorporated by reference to Post-Effective Amendment No. 25 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2003)

d.(xxvi) Amendment No. 4 to Investment Sub-Advisory Agreement with Wellington Management Company, LLP (incorporated by reference to Post-Effective Amendment No. 25 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2003)

d.(xxvii)     Amendment No. 5 to Investment Sub-Advisory Agreement with
              Wellington Management Company, LLP (incorporated by reference to
              Post-Effective Amendment No. 25 to Registration Statement on Form
              N-1A (File No. 333-02381) filed on February 28, 2003)

d.(xxviii)    Amendment No. 6 to Investment Sub-Advisory Agreement with
              Wellington Management Company, LLP (incorporated by reference to
              Post-Effective Amendment No. 25 to Registration Statement on Form
              N-1A (File No. 333-02381) filed on February 28, 2003)
d.(xxix)      Amendment No. 7 to Sub-Advisory Agreement with Wellington
              Management Company, LLP (incorporated by reference to
              Post-Effective Amendment No. 28 to Registration Statement on Form
              N-1A (File No. 333-02381) filed on December 15, 2003)

d.(xxx) Amendment No. 8 to Sub-Advisory Agreement with Wellington Management Company, LLP (incorporated by reference to Post-Effective Amendment No. 41 to Registration Statement on Form N-1A (File No. 333-02381) filed on April 29, 2005)

d.(xxxi) Amendment No. 9 to Sub-Advisory Agreement with Wellington Management Company, LLP (incorporated by reference to Post-Effective Amendment No. 50 to Registration Statement on Form N-1A (File No. 333-02381) filed on July 31, 2006)

d.(xxxii)     Amendment No. 10 to Sub-Advisory Agreement with Wellington
              Management Company, LLP (incorporated by reference to
              Post-Effective Amendment No. 57 to Registration Statement on Form
              N-1A (File No. 333-02381) filed on February 28, 2007)

d.(xxxiii)    Investment Services Agreement with Hartford Investment Management
              Company dated as of March 3, 1997 (incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement on Form
              N-1A (File No. 333-02381) filed on June 20, 1997)

d.(xxxiv)     Amendment No. 1 to Investment Services Agreement with Hartford
              Investment Management Company (incorporated by reference to
              Post-Effective Amendment No. 25 to Registration Statement on Form
              N-1A (File No. 333-02381) filed on February 28, 2003)

d.(xxxv) Amendment No. 2 to Investment Services Agreement with Hartford Investment Management Company (incorporated by reference to Post-Effective Amendment No. 25 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2003)

d.(xxxvi)     Amendment No. 3 to Investment Services Agreement with Hartford
              Investment Management Company (incorporated by reference to
              Post-Effective Amendment No. 41 to Registration Statement on Form
              N-1A (File No. 333-02381) filed on April 29, 2005)

d.(xxxvii)    Amendment No. 4 to Investment Services Agreement with Hartford
              Investment Management Company (incorporated by reference to
              Post-Effective Amendment No. 44 to Registration Statement on Form
              N-1A (File No. 333-02381) filed on September 29, 2005)
d.(xxxviii)   Amendment No. 5 Investment Services Agreement with Hartford
              Investment Management Company (incorporated by reference to
              Post-Effective Amendment No. 50 to Registration Statement on Form
              N-1A (File No. 333-02381) filed on July 31, 2006)

d.(xxxix)     Amendment No. 6 Investment Services Agreement with Hartford
              Investment Management Company (incorporated by reference to
              Post-Effective Amendment No. 50 to Registration Statement on Form
              N-1A (File No. 333-02381) filed on July 31, 2006)

d.(xl) Amendment No. 7 Investment Services Agreement with Hartford Investment Management Company (incorporated by reference to Post-Effective Amendment No. 54 to Registration Statement on Form N-1A (File No. 333-02381) filed on November 29, 2006)

d.(xli) Amendment No. 8 Investment Services Agreement with Hartford Investment Management Company (incorporated by reference to Post-Effective Amendment No. 55 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 15, 2006)

d.(xlii) Amendment No. 9 Investment Services Agreement with Hartford Investment Management Company (incorporated by reference to Post-Effective Amendment No. 59 to Registration Statement on Form N-1A (File No. 333-02381) filed on May 30, 2007)

d.(xliii)     Amendment No. 10 Investment Services Agreement with Hartford
              Investment Management Company (incorporated by reference to
              Post-Effective Amendment No. 61 to Registration Statement on Form
              N-1A (File No. 333-02381) filed on August 30, 2007)

d.(xliv) Amendment No. 11 Investment Services Agreement with Hartford Investment Management Company (filed herewith)

d.(xlv) Investment Sub-Advisory Agreement with Oberweis Asset Management, Inc. (incorporated by reference to Post-Effective Amendment No. 44 to Registration Statement on Form N-1A (File No. 333-02381) filed on September 29, 2005)

d.(xlvi) Investment Sub-Advisory Agreement with Jennison Associates LLC (incorporated by reference to Post-Effective Amendment No. 44 to Registration Statement on Form N-1A (File No. 333-02381) filed on September 29, 2005)

d.(xlvii)     Investment Sub-Advisory Agreement with Kayne Anderson Rudnick
              Investment Management, LLC (incorporated by reference to
              Post-

              Effective Amendment No. 50 to Registration Statement on Form N-1A (File No. 333-02381) filed on July 31, 2006)

d.(xlviii)    Investment Sub-Advisory Agreement with Metropolitan West Capital
              Management, LLC (incorporated by reference to Post-Effective
              Amendment No. 50 to Registration Statement on Form N-1A (File No.
              333-02381) filed on July 31, 2006)

d.(xlix) Investment Sub-Advisory Agreement with SSgA Funds Management, Inc. (incorporated by reference to Post-Effective Amendment No. 50 to Registration Statement on Form N-1A (File No. 333-02381) filed on July 31, 2006)

e.(i) Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 25 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2003)

e.(ii) Form of Dealer Agreement with the Distributor (incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-1A (File No. 333-02381) filed on June 27,
              1996)

e.(iii) Amendment No. 1 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 25 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28,
              2003)

e.(iv) Amendment No. 2 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 25 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28,
              2003)

e.(v) Amendment No. 3 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 25 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28,
              2003)

e.(vi) Assignment of Principal Underwriting Agreement from Hartford Securities Distribution Company, Inc. to Hartford Investment Financial Services Company dated November 1, 1998 (incorporated by reference to Post-Effective Amendment No. 20 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 15,
              2002)

e.(vii) Amendment No. 4 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 25 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28,
              2003)

e.(viii) Amendment No. 5 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 25 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28,
              2003)
e.(ix) Amendment No. 6 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 25 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28,
              2003)

e.(x) Amendment No. 7 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 25 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28,
              2003)

e.(xi) Amendment No. 8 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 15,
              2003)

e.(xii) Amendment No. 9 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 39 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 11,
              2005)

e.(xiii) Amendment No. 10 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 39 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 11,
              2005)

e.(xiv) Amendment No. 11 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 41 to Registration Statement on Form N-1A (File No. 333-02381) filed on April 29,
              2005)

e.(xv) Amendment No. 12 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 44 to Registration Statement on Form N-1A (File No. 333-02381) filed on September 29,
              2005)

e.(xvi) Amendment No. 13 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 50 to Registration Statement on Form N-1A (File No. 333-02381) filed on July 31,
              2006)

e.(xvii) Amendment No. 14 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 54 to Registration Statement on Form N-1A (File No. 333-02381) filed on November 29,
              2006)

e.(xviii)     Amendment No. 15 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 59 to Registration
              Statement on Form N-1A (File No. 333-02381) filed on May 30, 2007)

e.(xix) Amendment No. 16 to Principal Underwriting Agreement (filed herewith)

f.            Not Applicable

g. Master Custodian Agreement (incorporated by reference to Post-Effective Amendment No. 58 to Registration Statement on Form N-1A (File No. 333-02381) filed on March 15, 2007)

h.(i) Transfer Agency and Service Agreement between The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc, and Hartford Administrative Services Company dated February 1, 2006 (incorporated by reference to Post-Effective Amendment No. 52 to Registration Statement on Form N-1A (File No. 333-02381) filed on September 15, 2006)

h.(ii) Amendment No. 1 to Transfer Agency and Service Agreement between The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc, and Hartford Administrative Services Company (incorporated by reference to Post-Effective Amendment No. 54 to Registration Statement on Form N-1A (File No. 333-02381) filed on November 29,
              2006)

h.(iii) Amendment No. 2 to Transfer Agency and Service Agreement between The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc, and Hartford Administrative Services Company (incorporated by reference to Post-Effective Amendment No. 55 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 15,
              2006)

h.(iv) Share Purchase Agreement (incorporated by reference to Post-Effective Amendment No. 35 to Registration Statement on Form N-1A (File No. 333-02381) filed on May 19, 2004)

h.(v) Fund Accounting Agreement dated January 3, 2000 (incorporated by reference to Post-Effective Amendment No. 48 to Registration Statement on Form N-1A (File No. 333-02381) filed on May 17, 2006)

h.(vi) Amendment No. 1 to the Fund Accounting Agreement, dated July 23, 2001 (incorporated by reference to Post-Effective Amendment No. 48 to Registration Statement on Form N-1A (File No. 333-02381) filed on May 17, 2006)

h.(vii) Second Amendment to the Fund Accounting Agreement, dated October 31, 2002 (incorporated by reference to Post-Effective Amendment No. 48 to Registration Statement on Form N-1A (File No. 333-02381) filed on May 17, 2006)

h.(viii) Third Amendment to the Fund Accounting Agreement, dated August 25, 2003 (incorporated by reference to Post-Effective Amendment No. 48 to

              Registration Statement on Form N-1A (File No. 333-02381) filed on May 17, 2006)

h.(ix) Fourth Amendment to the Fund Accounting Agreement, dated September 27, 2005 (incorporated by reference to Post-Effective Amendment No. 48 to Registration Statement on Form N-1A (File No. 333-02381) filed on May 17, 2006)

h.(x) Fifth Amendment to the Fund Accounting Agreement, dated January 1, 2006 (incorporated by reference to Post-Effective Amendment No. 48 to Registration Statement on Form N-1A (File No. 333-02381) filed on May 17, 2006)

h.(xi) Sixth Amendment to the Fund Accounting Agreement, July 31, 2006 (incorporated by reference to Post-Effective Amendment No. 50 to Registration Statement on Form N-1A (File No. 333-02381) filed on July 31, 2006)

h.(xii) Seventh Amendment to the Fund Accounting Agreement, November 30, 2006 (incorporated by reference to Post-Effective Amendment No. 54 to Registration Statement on Form N-1A (File No. 333-02381) filed on November 29, 2006)

h.(xiii) Eighth Amendment to the Fund Accounting Agreement, May 31, 2007 (incorporated by reference to Post-Effective Amendment No. 59 to Registration Statement on Form N-1A (File No. 333-02381) filed on May 30, 2007)

h.(xiv) Ninth Amendment to the Fund Accounting Agreement, November 30, 2007 (filed herewith)

i.            Opinion and Consent of Counsel (filed herewith)

j.            Not applicable

k.            Not Applicable

l.            Not Applicable

m. Amended and Restated Rule 12b-1 Distribution Plan for Class A, Class B, Class C, Class R3, Class R4 and Class R5 Shares (filed herewith)

n.            Multiple Class Plan Pursuant to Rule 18f-3 (filed herewith)

o.            Not Applicable
p.(i) Code of Ethics of HL Investment Advisors, LLC, Hartford Investment Financial Services, LLC and The Hartford-Sponsored Mutual Funds (filed herewith)

p.(ii) Code of Ethics of Hartford Investment Management Company (incorporated by reference to Post-Effective Amendment No. 57 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2007)

p.(iii) Code of Ethics of Wellington Management Company, LLP (incorporated by reference to Post-Effective Amendment No. 40 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28,
              2005)

p.(iv) Code of Ethics of Kayne Anderson Rudnick Investment Management, LLC (incorporated by reference to Post-Effective Amendment No. 50 to Registration Statement on Form N-1A (File No. 333-02381) filed on July 31, 2006)

p.(v) Code of Ethics of Metropolitan West Capital Management, LLC (incorporated by reference to Post-Effective Amendment No. 50 to Registration Statement on Form N-1A (File No. 333-02381) filed on July 31, 2006)

p.(vi) Code of Ethics of SSgA Funds Management, Inc. (incorporated by reference to Post-Effective Amendment No. 61 to Registration Statement on Form N-1A (File No. 333-02381) filed on August 30,
              2007)

q.(i) Power of Attorney (incorporated by reference to Post-Effective Amendment No. 57 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2007)

Item 24. Persons Controlled by or Under Common Control with Registrant

          As of October 31, 2007, any persons directly or indirectly under common control with The Hartford Mutual Funds, Inc. are affiliates of, and are controlled by, The Hartford Financial Services Group, Inc., a Delaware corporation. Information about all such persons is incorporated herein by reference to the Form 10-K of The Hartford Financial Services Group, Inc. filed on February 23, 2007.

          In addition, subsidiaries of The Hartford Financial Services Group, Inc., beneficially owned as of October 31, 2007 more than 25% of the following funds:

               The Hartford Global Financial Services Fund
               The Hartford LargeCap Growth Fund
               The Hartford MidCap Growth Fund
               The Hartford Select SmallCap Value Fund
               The Hartford Strategic Income Fund
               The Hartford Tax-Free New York Fund

Item 25. Indemnification

          Article V of the Registrant's Articles of Incorporation dated March 19, 1996 and incorporated herein by reference to Registrant's initial registration statement on April 9, 1996 provides in effect that the Registrant will indemnify its officers and directors under certain circumstances. However, in accordance with Section 17(h) and 17(i) of the Investment Company Act of 1940 and its own terms, Article V does not protect any person against liability to the Registrant or its shareholders to which such Director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The rights of indemnification contained in Article V are not exclusive to any other rights to which any officer, director or employee seeking indemnification may be entitled.

          Subsection (b) of Section 2-418 of the General Corporation Law of Maryland permits a corporation to indemnify any person who was or is party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise, against reasonable expenses (including attorneys' fees), judgments, penalties, fines and amounts paid in settlement actually incurred by him in connection with such action, suit or proceeding unless it is proved that: (i) the act or omission of the person was material to the cause of action adjudicated in the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty; (ii) the person actually received an improper personal benefit of money, property or services; or (iii) with respect to any criminal action or proceeding, the person had reasonable cause to believe his act or omission was unlawful.

          Indemnification under subsection (b) of Section 2-418 may not be made by a corporation unless authorized for a specific proceeding after a determination has been made that indemnification is permissible in the circumstances because the party to be indemnified has met the standard of conduct set forth in subsection (b). This determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such quorum cannot be obtained, then by a majority vote of a committee of the Board consisting solely of two or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full Board in which the designated directors who are parties may participate; (ii) by special legal counsel selected by the Board of Directors or a committee of the Board by vote as set forth in subparagraph (i), or, if the requisite quorum of the full Board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full Board in which any director who is a party may participate; or (iii) by the stockholders (except that shares held by directors who are parties to the specific proceeding may not be voted). A court of appropriate jurisdiction may also order indemnification if the court determines that a person seeking indemnification is entitled to reimbursement under subsection (b).

          Section 2-418 further provides that indemnification provided for by
          Section 2-418 shall not be deemed exclusive of any rights to which the indemnified party may be entitled; and permits a corporation to purchase and maintain insurance on behalf of a director, officer, employee or agent of the corporation against any liability asserted against or incurred by such person in any such capacity or arising out of such person's status as such whether or not the corporation would have the power to indemnify such person against such liabilities under
          Section 2-418.

          Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the Registrant undertakes that it will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the questions whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser

Hartford Investment Financial Services, LLC serves as investment adviser to each of the funds included in this Registration Statement.

                         Position with Hartford Investment
Name                     Financial Services, LLC                 Other Business
----                     ---------------------------------       --------------
Thomas M. Marra          Chairman of the Board                   Director, President and Chief Operating
                                                                 Officer of Hartford Life, Inc. ("HL, Inc.
                                                                 ")(1); and Chief Operating Officer and
                                                                 President of The Hartford Financial Services
                                                                 Group, Inc. ("The Hartford")(2)

John C. Walters          Chief Executive Officer,                Executive Vice President of The Hartford;
                         President and Manager                   Co-Chief Executive Officer, Co-President and
                                                                 Director of Hartford Life Insurance Company
                                                                 ("HLIC")(3); Chief Executive Officer, Manager
                                                                 and President of HL Investment Advisors,
                                                                 LLC(4); and Director and President of US
                                                                 Wealth Management at HL, Inc.

Tamara L. Fagely         Chief Financial Officer and             Chief Financial Officer and Vice President of
                         Controller/FINOP                        Hartford Administrative Services Company
                                                                 ("HASCO")(5) and Vice President of HLIC

Colleen B. Pernerewski   Chief Investment Advisor                Assistant Vice President of The Hartford;
                         Compliance Officer                      Chief Compliance Officer of Separate Accounts
                                                                 of HLIC and Chief Compliance Officer of HL
                                                                 Investment Advisors, LLC

William D. Wilcox        Chief Compliance Officer, AML           Assistant Vice President of The Hartford
                         Compliance Officer and Secretary

Robert M. Arena          Senior Vice President / Business Line   Director and Senior Vice President of HASCO;
                         Principal and Manager                   Senior Vice President of HLIC; and Manager and
                                                                 Senior Vice President of HL Investment
                                                                 Advisors, LLC

Kenneth A. McCullum      Senior Vice President                   Senior Vice President and Actuary of HLIC; and
                                                                 Senior Vice President of HL Investment
                                                                 Advisors, LLC

Vernon J. Meyer          Senior Vice President                   Senior Vice President of HLIC and Senior Vice
                                                                 President of HL Investment Advisors, LLC

Thomas D. Jones          Vice President                          Vice President of The Hartford, HLIC and HL
                                                                 Investment Advisors, LLC

Edward P. Macdonald      Vice President and                      Assistant Vice President of The Hartford;
                         Chief Legal Officer                     Assistant Vice President of HLIC; Vice
                                                                 President of HASCO; Chief Legal Officer,
                                                                 Secretary and Vice President of HL Investment
                                                                 Advisors, LLC; and Vice President of HASCO

Peter J. Michalik        Vice President                          Vice President of HASCO and HLIC

Scott R. Sanderson       Vice President/Marketing                Vice President of HLIC

John N. Giamalis         Treasurer                               Senior Vice President and Treasurer of HL
                                                                 Inc., The Hartford, HASCO, HLIC, and HL
                                                                 Investment Advisors; and Treasurer of Hartford
                                                                 Investment Management

Glen J. Kvadus           Assistant Secretary

Todd G. Picken           Assistant Treasurer                     Assistant Treasurer and Assistant Vice
                                                                 President of HL Inc., HASCO and HL Investment
                                                                 Advisors, LLC; Assistant Treasurer and Vice
                                                                 President of HLIC; Assistant Treasurer and
                                                                 Vice President of The Hartford; and Assistant
                                                                 Treasurer of Hartford Investment Management
                                                                 Company(6)

Marilyn Orr              Assistant Vice President                Assistant Vice President of HLIC

Alice Pellegrino         Assistant Vice President                Assistant Vice President HASCO, HLIC and HL
                                                                 Investment Advisors, LLC

Elizabeth L. Schroeder   Assistant Vice President                Assistant Vice President of HLIC and HL
                                                                 Investment Advisors, LLC

Denise A. Settimi        Assistant Vice President                Chief Operating Officer and Assistant Vice
                                                                 President of HASCO; and Assistant Vice
                                                                 President of HLIC

Brian Murphy             Manager                                 Executive Vice President of HLIC

(1) The principal business address for HL, Inc. is 200 Hopmeadow Street, Simsbury, CT 06089.

(2) The principal business address for The Hartford is Hartford Plaza, Hartford, CT 06115.

(3) The principal business address for HLIC is 200 Hopmeadow Street, Simsbury, CT 06089.

(4) The principal business address for HL Investment Advisors, LLC is 200 Hopmeadow Street, Simsbury, CT 06089.

(5) The principal business address for HASCO is 500 Bielenberg Drive, Woodbury, MN 55125.

(6) The principal business address for Hartford Investment Management is 55 Farmington Avenue, Hartford, CT 06105.

Item 27. Principal Underwriters

     Hartford Investment Financial Services, LLC ("HIFSCO") is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. HIFSCO is also the principal underwriter for The Hartford Mutual Funds II, Inc.

The directors and principal officers of HIFSCO and their position with the Registrant are set forth below:

Name and Principal
Business Address            Positions and Offices with Underwriter   Position and Offices with Registrant
------------------          --------------------------------------   ------------------------------------
Thomas M. Marra(1)          Chairman of the Board                    None

John C. Walters(2)          Chief Executive Officer,                 President and Chief Executive Officer
                            President and Manager

Tamara L. Fagely(3)         Chief Financial Officer and              Vice President, Treasurer and Controller
                            Controller/FINOP

Colleen B. Pernerewski(2)   Chief Investment Advisor                 None
                            Compliance Officer

William D. Wilcox(2)        Chief Compliance Officer, AML            None
                            Compliance Officer and Secretary

Robert M. Arena(2)          Senior Vice President / Business Line    Vice President
                            Principal and Manager

Kenneth A. McCullum(2)      Senior Vice President                    None

Vernon J. Meyer(2)          Senior Vice President                    Vice President

Thomas D. Jones(2)          Vice President                           None

Edward P. Macdonald(2)      Vice President and Chief Legal Officer   Vice President, Secretary and Chief
                                                                     Legal Officer

Peter J. Michalik(2)        Vice President                           None

Scott R. Sanderson(2)       Vice President/Marketing                 None

John N. Giamalis(1)         Treasurer                                None

Glen J. Kvadus(2)           Assistant Secretary                      None

Todd G. Picken(1)           Assistant Treasurer                      None

Marilyn Orr(3)              Assistant Vice President                 Assistant Treasurer

Alice Pellegrino(2)         Assistant Vice President                 None

Elizabeth L. Schroeder(2)   Assistant Vice President                 None

Denise A. Settimi(3)        Assistant Vice President                 Vice President

Brian Murphy(2)             Manager                                  None

(1)  The principal business address is 690 Asylum Avenue, Hartford, CT 06115.

(2)  The principal business address is 200 Hopmeadow Street, Simsbury, CT 06089.

(3)  The principal business address is 500 Bielenberg Drive, Woodbury, MN 55125.

Item 28. Location of Accounts and Records

     Books or other documents required to be maintained by the Registrant by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant's custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110 and the Registrant's transfer agent, Hartford Administrative Services Company, 500 Bielenberg Drive, Woodbury, Minnesota 55125. Registrant's financial ledgers and other corporate records are maintained at its offices at the Hartford Life Insurance Companies, 200 Hopmeadow Street, Simsbury, CT 06089.

Item 29. Management Services

     Not Applicable

Item 30. Undertakings

     Not Applicable

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hartford, State of Connecticut, on the 29th day of November, 2007.

                                        THE HARTFORD MUTUAL FUNDS, INC.


                                        By: /s/ John C. Walters
                                            ------------------------------------
                                            John C. Walters
                                            Its: President

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURE                                           TITLE                    DATE
---------                                           -----                    ----


/s/ Tamara L. Fagely                    Controller & Treasurer        November 29, 2007
-------------------------------------   (Chief Accounting Officer &
Tamara L. Fagely                        Chief Financial Officer)


                  *                     Director                      November 29, 2007
-------------------------------------
Lynn S. Birdsong


                  *                     Chairman of the Board         November 29, 2007
-------------------------------------   and Director
Robert M. Gavin, Jr.


                  *                     Director                      November 29, 2007
-------------------------------------
Duane E. Hill


                  *                     Director                      November 29, 2007
-------------------------------------
Sandra S. Jaffee


                  *                     Director                      November 29, 2007
-------------------------------------
William P. Johnston



                  *                     Director                      November 29, 2007
-------------------------------------
Lemma W. Senbet


                  *                     Director                      November 29, 2007
-------------------------------------
Thomas M. Marra


                  *                     Director                      November 29, 2007
-------------------------------------
Phillip O. Peterson


                  *                     Director                      November 29, 2007
-------------------------------------
Lowndes A. Smith


                  *                     Director                      November 29, 2007
-------------------------------------
David M. Znamierowski


/s/ Edward P. Macdonald                                               November 29, 2007
-------------------------------------
* By Edward P. Macdonald
     Attorney-in-fact

* Pursuant to Power of Attorney (incorporated by reference to Post-Effective Amendment No. 57 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2007)

                                  EXHIBIT INDEX

a.(xxii)   Articles Supplementary dated September 14, 2007

d.(xxi)    Amendment No. 20 to Investment Management Agreement

d.(xliv) Amendment No. 11 Investment Services Agreement with Hartford Investment Management Company

e.(xix)    Amendment No. 16 to Principal Underwriting Agreement

h.(xiv)    Ninth Amendment to the Fund Accounting Agreement, November 30, 2007

i.         Opinion and Consent of Counsel

m. Amended and Restated Rule 12b-1 Distribution Plan for Class A, Class B, Class C, Class R3, Class R4 and Class R5 Shares

n.         Multiple Class Plan Pursuant to Rule 18f-3

p.(i) Code of Ethics of HL Investment Advisors, LLC, Hartford Investment Financial Services, LLC and The Hartford-Sponsored Mutual Funds